UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2017
Schwab U.S. REIT ETF™

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S& P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 28, 2017
Schwab U.S. REIT ETF (Ticker Symbol: SCHH)
Market Price Return[1]	14.75%
NAV Return[1]	14.74%
Dow Jones U.S. Select REIT Index	14.99%
ETF Category: Morningstar Real Estate[2]	15.62%
Performance Details	pages 8-10
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
We hope you are off to a healthy and productive start to 2017. At Charles Schwab Investment Management, we have been quite busy over the past six months since our last communication, continuing to pursue more ways to help investors achieve their financial goals. Below I’ll share some exciting news regarding some of the changes we’ve made to bring down the costs of our index products. But first, let’s discuss the market environment that set the tone for the performance of the Schwab U.S. REIT ETF (the fund) during the 12–month reporting period ended February 28, 2017.
U.S. REITs started the period on solid footing, but fell later in the year as investors focused on interest rate policy. The Federal Reserve (Fed) increased U.S. short-term interest rates in December for just the second time in a decade, and set the stage for several additional increases in 2017. Despite the Fed tightening, the fund generated a 14.8%1 return for the 12-month period, in line with its benchmark index.
While it’s true that higher rates can lead to increased costs for borrowers and generally repress demand for real estate assets, we believe that market fundamentals are in place to help absorb the impacts of higher rates. Current expectations are that the U.S. economy will enjoy at least moderate growth this year, with or without the impact of any government-related stimulus. If

Asset Class Performance Comparison % returns during the 12 months ended 2/28/2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
[1]	Return shown is the fund’s market price return, which is based on the market price per share of the fund. For the definition of market price return, please refer to the glossary.
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Schwab U.S. REIT ETF
From the President (continued)

“ Rather than trying to time the market’s every move, we believe investors are better off focusing on what they can control: how much they pay to invest.”
the Fed does increase rates several times this year, borrowing costs will still remain inexpensive compared to long-term averages.
With this in mind, we believe that investors should stay invested in a mix of stocks and bonds over the long haul, and not drop out of either when they fall temporarily out of favor. Rather than trying to time the market’s every move, we believe investors are better off focusing on what they can control: how much they pay to invest. We know that costs matter to investors, particularly when it comes to passive investments, such as index mutual funds and ETFs, that they plan to hold for the long-term. As part of our commitment to putting our investors first, we have reduced the costs on many of our passive fund offerings. On March 1, 2017, we lowered the expense ratios on our market cap index products and Fundamental Index® ETFs. Those reductions gave us among the lowest-cost market cap index mutual funds and ETFs available in the industry, further leveling the playing field for you, our investors.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment

Over the 12-month reporting period ended February 28, 2017, U.S. real estate securities generated positive returns as short-term interest rates remained low and the U.S. economic picture generally improved. Overseas investment in U.S. real estate grew, while overall market fundamentals remained solid. In this environment, the Dow Jones U.S. Select REIT Index returned 14.99% for the reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned 13.27%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 24.98% for the reporting period. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net), returned 15.75% and 29.46%, respectively.
U.S. economic growth measurements were largely positive over the 12-month reporting period, supporting many U.S. REITs and the overall U.S. real estate market. Outside of an unexpected and steep drop in May, nonfarm payrolls were generally in line with expectations and ended the reporting period on a high note, with February’s number coming in above forecasts. Consumer confidence, as measured by the University of Michigan’s survey of consumers, grew from a two-year low in October to a 13-year high in January, spurred by post-election optimism for the U.S. economic outlook. Meanwhile, the unemployment rate remained low, in November dropping to the lowest level since before the 2008 financial crisis, and U.S. manufacturing grew in 11 out the last 12 months. Continued low interest rates supported a strong U.S. housing market, and the consumer-price index, a broad measure of inflation, moved above 2% in early 2017 for the first time in over two years. Expectations for new policies or changes to existing policies from the Trump administration, including tax reform, increased fiscal spending, and reduced regulation, supported a positive growth outlook, and contributed to the positive performance of many U.S. REITs.
U.S. monetary policy remained fairly accommodative over the 12-month reporting period, even with moves toward a more normalized short-term interest rate environment. Early in the reporting period, speculation around potential changes in U.S. monetary policy added to heightened market volatility, while concerns that investors would leave dividend-paying investments (including REITs) for bonds or other fixed-income instruments weighed on the returns of some U.S. REITs. The Federal Reserve (Fed) left short-term interest rates unchanged through its November meeting, as inflation remained below the Fed’s goal of 2% and concerns about the strength of the U.S. economy and sluggish global growth remained. The United Kingdom’s decision to leave the European Union (Brexit) and uncertainty surrounding the U.S. election further complicated the Fed’s decision. However, as the U.S. economy continued to show signs of stability and strength, the Fed decided to raise the federal funds rate at its December meeting, with forecasts for several additional hikes in 2017. The Fed met once more during the reporting period in late January, and left short-term rates unchanged. The minutes from this meeting, as well as statements from Fed Chair Janet Yellen’s congressional testimony in mid-February, indicated that the Fed was still on track to follow-through on the anticipated rate increases later this year. Despite the increasing likelihood of additional rate hikes in 2017, U.S. REITs performed well as positive signs of U.S. economic growth outweighed concerns over rising rates. (After the end of the reporting period, the Fed raised short-term interest rates for the first time in 2017 at its March meeting.)
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment (continued)

Within the U.S. REIT market, Industrial REITs had the best returns in the Dow Jones U.S. Select REIT Index. This was largely due to strong demand, driven by e-commerce and the need for industrial warehouses. With the online retailer market expanding, vacancy rates were low and rents high. Additionally, online retailers typically need much more space to store goods than their traditional brick-and-mortar counterparts, contributing to the strength in this sub-industry. On the other side of this scenario are Retail REITs, which, in this environment, turned in the weakest performance of the REIT sub-industries for the reporting period. Declining retail sales and other negative factors led to many store closings, with this trend especially noticeable in shopping centers. Some mall landlords decided to walk away from struggling properties rather than attempt to restructure their debt, leaving landlords to sell properties at deep discounts.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Management

Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF

The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Select REIT Index (the index). The index is a float-adjusted market capitalization-weighted index comprised of real estate investment trusts (REITs). The index generally includes REITs that own and operate income-producing commercial and/or residential real estate, derive at least 75% of the REIT’s total revenue from the ownership and operation of real estate assets, and have a minimum total market capitalization of $200 million at the time of its inclusion. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. REITs generated positive returns for the 12-month reporting period, as rising rents and steady demand helped boost the performance of many U.S. real estate securities. Though the Federal Reserve raised short-term interest rates in December for the first time in a year, strong fundamentals and tempered market volatility helped these securities to perform well over the reporting period. Within the index, Industrial REITs outperformed other sub-industries, while Retail REITs underperformed by comparison.
Performance. For the 12-month reporting period ended February 28, 2017, the fund generally tracked the index. The fund’s market price return was 14.75% and its NAV return was 14.74%. (For an explanation of the market price and NAV returns, please refer to footnote 2 on the following page.) The index returned 14.99% for the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sub-industries detracted from the total return of the fund. However, Retail REITs, which include companies engaged in the acquisition, development, ownership, leasing, management, and operation of shopping malls, outlet malls, neighborhood and community shopping centers, were the smallest contributors to the fund’s total return. Over the reporting period, Retail REITs represented an average weight of approximately 26% of the fund’s investments, and returned approximately -1%. (Due to fluctuations in average weight and in total return over the reporting period, Retail REITs had an overall negative return but a positive contribution to the total return of the fund.) One detractor within this sub-industry was Macerich Company, a fully integrated self-managed and self-administered REIT that focuses on the acquisition, leasing, management, development and redevelopment of regional malls throughout the U.S. The fund’s holdings of Macerich Company returned approximately -12% for the reporting period. Specialized REITs were also small contributors to the return of the fund, representing an average weight of approximately 11% of the fund and returning approximately 5%.
Office REITs were the biggest contributors to the fund’s total return over the reporting period, representing an average weight of approximately 15% of the fund’s investments and returning approximately 33%. Office REITs include companies engaged in the acquisition, development, ownership, leasing, management, and operation of office properties. One significant contributor in this sub-industry was Vornado Realty Trust, a fully-integrated REIT that owns, manages, and leases office properties in New York City and Washington DC. The fund’s holdings of Vornado Realty Trust returned approximately 31% for the 12-month reporting period. Residential REITs also provided a meaningful contribution to the fund’s total return. This sub-industry represented an average weight of approximately 20% of the fund and returned approximately 15%.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (January 13, 2011 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. REIT ETF (1/13/11)
Market Price Return[2]	14.75%	11.02%	11.46%
NAV Return[2]	14.74%	11.06%	11.47%
Dow Jones U.S. Select REIT Index	14.99%	11.20%	11.62%
ETF Category: Morningstar Real Estate[3]	15.62%	10.31%	10.55%
Fund Expense Ratio[4]: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (1/13/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	103
Weighted Average Market Cap (millions)	$18,127
Price/Earnings Ratio (P/E)	33.6
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate[1]	14%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2016 and held through February 28, 2017.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/16	Ending Account Value (Net of Expenses) at 2/28/17	Expenses Paid During Period 9/1/16-2/28/17[2]
Schwab U.S. REIT ETF
Actual Return	0.07%	$1,000.00	$ 978.20	$0.34
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.45	$0.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by 365 days of the fiscal year.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	3/1/13– 2/28/14	3/1/12– 2/28/13
Per-Share Data
Net asset value at beginning of period	$37.71	$40.04	$33.06	$31.96	$28.30
Income (loss) from investment operations:
Net investment income (loss)	1.04 [1]	1.03 [1]	0.92	0.80	0.72
Net realized and unrealized gains (losses)	4.48	(2.38)	6.91	1.08	3.71
Total from investment operations	5.52	(1.35)	7.83	1.88	4.43
Less distributions:
Distributions from net investment income	(1.15)	(0.98)	(0.85)	(0.78)	(0.77)
Net asset value at end of period	$42.08	$37.71	$40.04	$33.06	$31.96
Total return	14.74%	(3.41%)	24.04%	6.08%	15.83%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.10% [2]
Net investment income (loss)	2.50%	2.70%	2.56%	2.52%	2.43%
Portfolio turnover rate[3]	14%	12%	15%	11%	7%
Net assets, end of period (x 1,000)	$3,037,968	$1,823,208	$1,269,306	$790,052	$466,567

1
Calculated based on the average shares outstanding during the period.
2
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/13 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab U.S. REIT ETF  |  Annual Report
See financial notes

Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	2,788,712,437	3,029,277,363
0.4%	Other Investment Companies	10,264,908	10,264,908
100.1%	Total Investments	2,798,977,345	3,039,542,271
(0.1%)	Other Assets and Liabilities, Net		(1,574,192)
100.0%	Net Assets		3,037,968,079

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Diversified REITs 2.4%
First Potomac Realty Trust	268,623	2,683,544
Forest City Realty Trust, Inc., Class A	1,001,484	22,883,909
Liberty Property Trust	679,739	26,808,906
PS Business Parks, Inc.	89,877	10,444,606
Washington Real Estate Investment Trust	351,169	11,486,738
		74,307,703

Health Care REITs 12.1%
Care Capital Properties, Inc.	386,764	10,168,025
HCP, Inc.	2,170,659	71,175,909
Healthcare Realty Trust, Inc.	535,205	17,105,152
LTC Properties, Inc.	176,634	8,520,824
Quality Care Properties, Inc. *	450,942	8,558,879
Senior Housing Properties Trust	1,094,610	22,439,505
Universal Health Realty Income Trust	55,310	3,549,796
Ventas, Inc.	1,641,278	106,765,134
Welltower, Inc.	1,680,124	118,247,127
		366,530,351

Hotel & Resort REITs 6.3%
Apple Hospitality REIT, Inc.	730,871	14,354,306
Ashford Hospitality Prime, Inc.	119,616	1,560,989
Ashford Hospitality Trust, Inc.	358,826	2,357,487
Chesapeake Lodging Trust	284,306	6,868,833
DiamondRock Hospitality Co.	932,862	10,140,210
FelCor Lodging Trust, Inc.	626,437	4,541,668
Hersha Hospitality Trust	206,273	4,024,386
Hospitality Properties Trust	763,515	24,264,507
Host Hotels & Resorts, Inc.	3,409,123	61,330,123
LaSalle Hotel Properties	528,758	15,281,106
Pebblebrook Hotel Trust	321,708	9,249,105
RLJ Lodging Trust	577,621	13,146,654
Sunstone Hotel Investors, Inc.	999,663	14,745,029
Xenia Hotels & Resorts, Inc.	476,133	8,365,657
		190,230,060

Industrial REITs 7.3%
DCT Industrial Trust, Inc.	421,366	20,158,150
Duke Realty Corp.	1,638,535	42,012,037
EastGroup Properties, Inc.	151,357	11,251,879
First Industrial Realty Trust, Inc.	541,774	14,573,721
Security	Number of Shares	Value ($)
Prologis, Inc.	2,450,925	125,119,721
Rexford Industrial Realty, Inc.	312,223	7,174,885
		220,290,393

Office REITs 17.1%
Alexandria Real Estate Equities, Inc.	411,821	49,134,364
Boston Properties, Inc.	713,161	99,150,774
Brandywine Realty Trust	811,112	13,513,126
Columbia Property Trust, Inc.	572,122	13,210,297
Corporate Office Properties Trust	442,025	15,068,632
Cousins Properties, Inc.	1,597,429	13,658,018
Douglas Emmett, Inc.	665,438	26,843,769
Easterly Government Properties, Inc.	125,837	2,601,051
Equity Commonwealth *	578,338	18,078,846
Franklin Street Properties Corp.	494,181	6,122,903
Highwoods Properties, Inc.	462,353	24,268,909
Hudson Pacific Properties, Inc.	673,930	24,652,359
Kilroy Realty Corp.	453,103	34,956,896
Mack-Cali Realty Corp.	411,664	12,000,006
NorthStar Realty Europe Corp.	253,165	3,073,423
Parkway, Inc. *	194,739	4,085,624
Piedmont Office Realty Trust, Inc., Class A	673,153	15,442,130
SL Green Realty Corp.	468,434	52,783,143
Tier REIT, Inc.	220,029	3,978,124
Vornado Realty Trust	798,147	87,692,411
		520,314,805

Residential REITs 20.1%
American Campus Communities, Inc.	610,661	31,204,777
American Homes 4 Rent, Class A	996,684	23,691,179
Apartment Investment & Management Co., Class A	722,693	33,626,905
AvalonBay Communities, Inc.	636,180	116,917,160
Camden Property Trust	404,334	34,226,873
Colony Starwood Homes	229,019	7,534,725
Education Realty Trust, Inc.	339,708	14,318,692
Equity LifeStyle Properties, Inc.	374,645	29,829,235
Equity Residential	1,695,521	106,936,509
Essex Property Trust, Inc.	303,994	71,347,392
Independence Realty Trust, Inc.	262,035	2,408,102
Mid-America Apartment Communities, Inc.	528,024	54,243,906
Monogram Residential Trust, Inc.	778,726	8,013,091
NexPoint Residential Trust, Inc.	82,954	1,978,453
Silver Bay Realty Trust Corp.	172,097	3,705,248
Sun Communities, Inc.	306,020	25,347,637
UDR, Inc.	1,235,002	45,077,573
		610,407,457

Retail REITs 23.0%
Acadia Realty Trust	373,442	11,961,347
Brixmor Property Group, Inc.	1,208,647	28,209,821
CBL & Associates Properties, Inc.	782,998	7,853,470
Cedar Realty Trust, Inc.	352,006	2,066,275
DDR Corp.	1,421,403	20,553,487
Equity One, Inc.	431,065	13,647,518
Federal Realty Investment Trust	333,894	46,988,903

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Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
GGP, Inc.	2,697,835	67,068,178
Kimco Realty Corp.	1,964,681	47,643,514
Kite Realty Group Trust	395,540	8,958,981
Pennsylvania Real Estate Investment Trust	335,138	5,529,777
Ramco-Gershenson Properties Trust	382,288	5,986,630
Regency Centers Corp.	482,785	33,963,925
Retail Opportunity Investments Corp.	499,217	10,982,774
Saul Centers, Inc.	55,312	3,542,181
Seritage Growth Properties, Class A (a)	113,648	5,282,359
Simon Property Group, Inc.	1,457,155	268,699,382
Tanger Factory Outlet Centers, Inc.	441,184	14,942,902
Taubman Centers, Inc.	278,033	19,395,582
The Macerich Co.	557,819	37,585,844
Urban Edge Properties	421,031	11,675,190
Washington Prime Group, Inc.	879,579	8,153,697
Weingarten Realty Investors	540,674	19,177,707
		699,869,444

Specialized REITs 11.4%
CubeSmart	837,023	22,808,877
Digital Realty Trust, Inc.	734,874	79,366,392
DuPont Fabros Technology, Inc.	348,247	17,931,238
Extra Space Storage, Inc.	581,992	46,087,946
Life Storage, Inc.	212,769	18,857,716
National Storage Affiliates Trust	205,494	4,977,065
Public Storage	691,541	157,297,916
		347,327,150
Total Common Stock
(Cost $2,788,712,437)		3,029,277,363

Other Investment Companies 0.4% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (b)	6,304,156	6,304,156

Security	Number of Shares	Value ($)
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.48% (b)	3,960,752	3,960,752
Total Other Investment Companies
(Cost $10,264,908)		10,264,908

End of Investments

At 02/28/17, the tax basis cost of the fund's investments was $2,805,504,088 and the unrealized appreciation and depreciation were $267,050,773 and ($33,012,590), respectively, with a net unrealized appreciation of $234,038,183.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,795,789.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/17/17	72	8,506,080	191,479

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$3,029,277,363	$—	$—	$3,029,277,363
Other Investment Companies[1]	10,264,908	—	—	10,264,908
Total	$3,039,542,271	$—	$—	$3,039,542,271
Other Financial Instruments
Futures Contracts[2]	$191,479	$—	$—	$191,479
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.
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Schwab U.S. REIT ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments, at value (cost $2,795,016,593) including securities on loan of $3,795,789		$3,035,581,519
Collateral invested for securities on loan, at value (cost $3,960,752)	+	3,960,752
Total investments, at value (cost $2,798,977,345)		3,039,542,271
Deposit with broker for futures contracts		546,250
Receivables:
Fund shares sold		8,455,176
Dividends		1,981,120
Income from securities on loan	+	4,387
Total assets		3,050,529,204
Liabilities
Collateral held for securities on loan		3,960,752
Payables:
Investments bought		8,421,807
Investment adviser fees		158,766
Variation margin on futures contracts	+	19,800
Total liabilities		12,561,125
Net Assets
Total assets		3,050,529,204
Total liabilities	–	12,561,125
Net assets		$3,037,968,079
Net Assets by Source
Capital received from investors		2,808,955,850
Net investment income not yet distributed		1,033,152
Net realized capital losses		(12,777,328)
Net unrealized capital appreciation		240,756,405

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,037,968,079		72,200,000		$42.08

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Schwab U.S. REIT ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends		$65,923,600
Securities on loan, net	+	60,925
Total investment income		65,984,525
Expenses
Investment adviser fees		1,796,250
Total expenses	–	1,796,250
Net investment income		64,188,275
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(4,445,180)
Net realized gains on in-kind redemptions		32,397,353
Net realized gains on futures contracts	+	82,531
Net realized gains		28,034,704
Net change in unrealized appreciation (depreciation) on investments		194,689,370
Net change in unrealized appreciation (depreciation) on futures contracts	+	191,479
Net change in unrealized appreciation (depreciation)	+	194,880,849
Net realized and unrealized gains		222,915,553
Increase in net assets resulting from operations		$287,103,828
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Schwab U.S. REIT ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$64,188,275	$42,924,967
Net realized gains		28,034,704	44,259,722
Net change in unrealized appreciation (depreciation)	+	194,880,849	(139,593,710)
Increase (decrease) in net assets resulting from operations		287,103,828	(52,409,021)
Distributions to Shareholders
Distributions from net investment income		($71,668,635)	($40,950,395)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		27,750,000	$1,158,636,462	22,700,000	$876,203,124
Shares redeemed	+	(3,900,000)	(159,311,136)	(6,050,000)	(228,941,698)
Net transactions in fund shares		23,850,000	$999,325,326	16,650,000	$647,261,426
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		48,350,000	$1,823,207,560	31,700,000	$1,269,305,550
Total increase	+	23,850,000	1,214,760,519	16,650,000	553,902,010
End of period		72,200,000	$3,037,968,079	48,350,000	$1,823,207,560
Net investment income not yet distributed			$1,033,152		$6,317,998
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Schwab U.S. REIT ETF
Financial Notes

1. Business Structure of the Fund:
Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. REIT ETF	Schwab U.S. TIPS ETF™
Schwab U.S. Broad Market ETF™	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap ETF™	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF™	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Dividend Equity ETF™	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF™	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Emerging Markets Equity ETF™
The fund issues and redeems shares at its net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the fund's Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAV, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of February 28, 2017 are disclosed in the Portfolio Holdings.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust's Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreements. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of February 28, 2017, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 28, 2017 are disclosed in the fund's Portfolio Holdings. The value of the securities on loan and investment of cash collateral are also disclosed in the fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Real Estate Investment Trusts:
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or realized gains on investments, respectively.
(e) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(f) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund. Effective March 1, 2017, the advisory fees will include interest expenses, which were previously excluded.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(g) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the fund's organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid- or small-cap stocks, for instance—the fund’s large-cap holdings could reduce performance.
Small- and Mid-Cap Risk. Even larger REITs and other real estate companies may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when small- and mid-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
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Schwab U.S. REIT ETF
Financial Notes (continued)

3. Risk Factors (continued):
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Real Estate Investment Risk. Due to the composition of the index, the fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The principal types of derivatives used by the fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere.
The fund’s use of derivatives is also subject to credit risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. The fund's use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Concentration Risk. To the extent that the fund's or the index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to the fund's daily NAV.)
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation (CSC), serves as the fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.07% of the fund's average daily net assets.
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of February 28, 2017.
Schwab VIT Balanced Portfolio	0.1%
Schwab VIT Balanced with Growth Portfolio	0.3%
Schwab VIT Growth Portfolio	0.3%
Schwab Target 2010 Index Fund	0.0%*
Schwab Target 2015 Index Fund	0.0%*
Schwab Target 2020 Index Fund	0.0%*
Schwab Target 2025 Index Fund	0.0%*
Schwab Target 2030 Index Fund	0.0%*
Schwab Target 2035 Index Fund	0.0%*
Schwab Target 2040 Index Fund	0.0%*
Schwab Target 2045 Index Fund	0.0%*
Schwab Target 2050 Index Fund	0.0%*
Schwab Target 2055 Index Fund	0.0%*
Schwab Target 2060 Index Fund	0.0%*
*	Less than 0.05%
The fund may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2017, the fund's total aggregate security transactions with other Schwab funds was $22,796,478 and includes realized gains (losses) of ($2,407,438).
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (State Street) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

7. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 28, 2017, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab U.S. REIT ETF	$381,508,368	$348,355,929

9. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2017 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2017, the month-end average contract values of futures contracts held by the fund was $2,140,482 and the month-end average number of contracts held was 19.

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended February 28, 2017 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. REIT ETF	$1,129,720,633	$135,616,305
For the period ended February 28, 2017, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund's tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2017 are disclosed in the fund's Statement of Operations.
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Financial Notes (continued)

11. Federal Income Taxes
As of February 28, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,033,152
Undistributed long-term capital gains	—
Unrealized appreciation	267,050,773
Unrealized depreciation	(33,012,590)
Net unrealized appreciation (depreciation)	$234,038,183
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2017, the fund had no capital loss carryforwards.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2017, the fund had capital losses deferred of $6,059,106 and no late-year ordinary losses deferred.
The tax-basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$71,668,635
Long-term capital gains	—
Prior period distributions
Ordinary income	$40,950,395
Long-term capital gains	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2017, the fund made the following reclassifications:
Capital shares	$35,800,056
Undistributed net investment income	2,195,514
Net realized gains and losses	(37,995,570)
For the period ended February 28, 2017, the fund reclassified $32,397,353 of non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities.
As of February 28, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund's financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2017, the fund did not incur any interest or penalties.
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Financial Notes (continued)

12. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the fund's financial statements and related disclosures.

13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of:
Schwab U.S. REIT ETF
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab U.S. REIT ETF (one of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and authorized participants, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 17, 2017
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Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $4,208,608 as long term capital gain dividends for the fiscal year ended February 28, 2017.
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Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2017
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of the fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of the fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points

Commencement of trading
1/13/11 through 2/28/17	857	—	—	—	321	—	—	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
At a meeting held on January 18, 2017, the Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the approval of an amended and restated investment advisory agreement (the Amended Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab U.S. REIT ETF (the Fund) to reflect a change that would make CSIM responsible for the interest expenses resulting from the Fund’s operations. The Board reviewed materials provided by CSIM relating to this change (including a representation by CSIM that the change will not result in any reduction in the nature and level of services provided to the Fund by CSIM) and also took into account the extensive information that the Board reviewed and the conclusions it reached at its May and June 2016 meetings, in connection with its annual consideration and approval of the continuation of the Fund’s investment advisory agreement. Because the Board had conducted a full review of the Fund’s investment advisory agreement in the spring of 2016, and intends to conduct another such review in the spring of 2017, it limited its discussions in January 2017 primarily to the proposed change to the agreement.
Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, approved the Amended Agreement with respect to the Fund effective March 1, 2017 through June 30, 2017 and concluded that the compensation payable by the Fund to CSIM under the Agreement is fair and reasonable in light of the services CSIM renders to (and the expenses it bears relating to) the Fund and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 110 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	110	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	110	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	110	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	110	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	110	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	110	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	110	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	110	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	110	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	110	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	110	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer (May 2007 – present), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	110	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

35
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

36
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2016 Schwab ETFs. All rights reserved.

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Schwab U.S. REIT ETF  |  Annual Report

Notes

Notes

Schwab U.S. REIT ETF
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2017 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR60994-06
00191465

Annual Report  |  February 28, 2017
Schwab Fundamental Index* ETFs

Schwab Fundamental
U.S. Broad Market Index ETF
Schwab Fundamental
U.S. Large Company Index ETF
Schwab Fundamental
U.S. Small Company Index ETF
Schwab Fundamental
International Large Company
Index ETF
Schwab Fundamental
International Small Company
Index ETF
Schwab Fundamental
Emerging Markets Large
Company Index ETF
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S& P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 28, 2017
Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)
Market Price Return[1]	26.00%
NAV Return[1]	26.32%
Russell RAFI US Index	26.64%
ETF Category: Morningstar Large Value[2]	26.31%
Performance Details	pages 8-10

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)
Market Price Return[1]	25.67%
NAV Return[1]	25.66%
Russell RAFI US Large Company Index	25.99%
ETF Category: Morningstar Large Value[2]	26.31%
Performance Details	pages 11-13

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)
Market Price Return[1]	33.56%
NAV Return[1]	33.56%
Russell RAFI US Small Company Index	33.94%
ETF Category: Morningstar Small Blend[2]	31.53%
Performance Details	pages 14-16
Total Returns for the 12 Months Ended February 28, 2017
Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)
Market Price Return[1]	21.21%
NAV Return[1]	20.62%
Russell RAFI Developed ex US Large Company Index (Net)*	20.81%
ETF Category: Morningstar Foreign Large Value[2]	17.10%
Performance Details	pages 17-19

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)
Market Price Return[1]	23.88%
NAV Return[1]	23.26%
Russell RAFI Developed ex US Small Company Index (Net)*	23.67%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	17.26%
Performance Details	pages 20-22

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)
Market Price Return[1]	48.04%
NAV Return[1]	49.03%
Russell RAFI Emerging Markets Large Company Index (Net)*	50.00%
ETF Category: Morningstar Diversified Emerging Markets[2]	25.50%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — each of the names identifying the Russell RAFI Index Series is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the funds under license. “Research Affiliates,” “Fundamental Index” and “RAFI” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. The Schwab Fundamental Index ETFs are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the funds. Effective December 1, 2016, the name of the Russell Fundamental Index Series and all associated indexes were changed from "Russell Fundamental" to "Russell RAFI" by the index provider. No other changes to the index series or the associated indexes have occurred.
*	The total return cited for the index is calculated net of foreign withholding taxes.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
We hope you are off to a healthy and productive start to the year. At Charles Schwab Investment Management, we have been quite busy over the past six months since our last communication, continuing to pursue more ways to help investors achieve their financial goals. Below I’ll share some exciting news regarding some of the changes we’ve made to bring down the costs of our index products. But first, let’s discuss the market environment that set the tone for the performance of the Schwab Fundamental Index ETFs (the funds) during the 12-month reporting period ended February 28, 2017.
The past 12 months were marked by substantial gains across most equity classes. Stock prices rose first in reaction to improving economic fundamentals around the world, and then in anticipation of reflationary policies expected to be enacted by the Trump administration. Each of the six funds posted strong returns that were in line with their underlying indexes, led by the Schwab Fundamental Emerging Markets Large Company Index ETF, which returned 48.0%1.
The current bull market is now the second-longest in history, and many market watchers are warning that returns may not be as strong in the months and years ahead. It is quite possible, given our current starting point, that

Asset Class Performance Comparison % returns during the 12 months ended 2/28/2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
[1]	Return shown is the fund’s market price return, which is based on the market price per share of the fund. For the definition of market price return, please refer to the glossary.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
From the President (continued)

“ Rather than trying to predict the market’s every move, we believe investors are better off focusing on what they can control: how much they pay to invest.”
equity markets may be hard-pressed to provide returns similar to those over the preceding 12-month period. While the exact path of the markets is uncertain, we do know that investors who simply stay in the market, instead of attempting to time the market, are generally more likely to take advantage of some of the best periods of higher returns.
Rather than trying to predict the market’s every move, we believe investors are better off focusing on what they can control: how much they pay to invest. Costs matter to investors, particularly when it comes to passive investments, such as index ETFs, that they plan to hold for the long haul. As part of our commitment to putting our investors first, we have taken steps to dramatically reduce costs and complexity. We initiated our latest expense reductions this past February, when we announced plans to lower the expense ratios on our Fundamental Index ETFs and several market cap index products. Those expense reductions went into effect on March 1, further leveling the playing field for you, our investors. To learn more about these changes, please visit www.csimfunds.com/lowercosts.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the funds, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
The Investment Environment

Over the 12-month reporting period ended February 28, 2017, most stock markets performed well as volatility quieted down and global economic growth improved. The Federal Reserve (Fed) raised short-term interest rates in December for only the second time in 10 years, while the election of Donald Trump in the U.S. presidential election supported many stocks both in the U.S. and abroad. Outside the U.S., the results of the surprise vote by the United Kingdom (U.K.) to leave the European Union (Brexit) sent many markets downward, only to recover in the weeks and months that followed. Accommodative monetary policies from central banks in Europe and Asia appeared to be working as the reporting period progressed, with some signs of stability emerging in these regions toward the end of 2016 and in early 2017. Meanwhile, the U.S. dollar continued its upward trajectory, appreciating against many major currencies over the reporting period. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 24.98%, while the Russell RAFI US Large Company Index returned 25.99% over the same timeframe. In U.S. small-cap markets, the Russell 2000® Index and the Russell RAFI US Small Company Index returned 36.11% and 33.94%, respectively. Internationally, the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned 15.75%, while the Russell RAFI Developed ex US Large Company Index (Net) returned 20.81%. In emerging markets, the MSCI Emerging Markets Index (Net) and the Russell RAFI Emerging Markets Large Company Index (Net) returned 29.46% and 50.00%, respectively.
U.S. monetary policy remained fairly accommodative over the 12-month reporting period, even with moves toward a more normalized short-term interest rate environment. Early in the reporting period, speculation around potential changes in U.S. monetary policy added to heightened market volatility and uncertainty. The Fed left short-term interest rates unchanged through its November meeting, as inflation remained below the Fed’s goal of 2% and concerns about the strength of the U.S. economy and sluggish global growth persisted. The Brexit vote and uncertainty surrounding the U.S. election further complicated the Fed’s decision. However, as the U.S. economy continued to show signs of stability and strength, the Fed decided to raise the federal funds rate at its December meeting, with forecasts for several additional hikes in 2017. U.S. stock markets initially fell after the Fed’s announcement, but then rallied to near record levels in the following days and weeks. The Fed met once more during the reporting period in late January, and left short-term rates unchanged. The minutes from this meeting, as well as statements from Fed Chair Janet Yellen’s congressional testimony in mid-February, indicated that the Fed was still on track to follow-through on the anticipated rate increases later this year. (After the end of the reporting period, the Fed raised short-term interest rates for the first time in 2017 at its March meeting.)
To combat weak economic growth and low inflation, many central banks outside the U.S. maintained or increased accommodative policy measures over the reporting period. The European Central Bank (ECB) cut its deposit rate further into negative territory, launched a program to provide cheap funding for European banks, and extended its bond purchase program until at least December 2017. Hoping to minimize the fallout from Brexit, the Bank of England in August cut its main interest rate to an all-time low. In Asia, the Bank of Japan (BOJ) expanded its quantitative easing program and left key interest rates below zero. The BOJ also introduced yield curve management as a policy tool in September, targeting interest rates on government bonds to achieve its inflation goal. Stock markets in Europe and Japan rallied toward the end of the reporting period, suggesting that these central bank policies were working. Meanwhile, the People’s Bank of China (PBOC) cut its reserve requirement ratio and increased its lending facilities, which supported positive trends in several economic measurements. However, this also led to credit expanding at twice the rate of economic growth, prompting the PBOC to take steps to address this imbalance and reduce long-term financial risk. As a result, the PBOC tightened its monetary policy stance and raised several key interest rates in early 2017.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
The Investment Environment (continued)

Global economic growth generally steadied over the 12-month reporting period, due in part to accommodative central bank policies and rising oil and commodity prices. Economic activity in the eurozone slowed in the second quarter of 2016 and was flat in the third quarter, but surprisingly robust fourth quarter estimates indicated a turnaround for that region, driven by strong numbers from Germany, Italy, and France. The entire eurozone bloc had exited deflation by the end of January 2017, and the U.K. economy specifically performed better-than-expected in the months following Brexit as a feasible exit plan materialized. In Japan, economic growth accelerated and consumer prices fell at a slower pace, with inflation on track to hit the target of 2% in the next two years. Generally increasing oil and commodity prices supported a rebound in many oil-exporting emerging markets, including Russia and Brazil. The price of Brent crude oil (a global crude oil benchmark) rose from less than $38 per barrel in March 2016 to over $55 per barrel in February 2017, providing a substantial tailwind for these countries. In China, despite slower economic growth in 2016 than in prior years, concerns lessened around this subdued pace as many economic indicators showed signs of strength toward the end of the reporting period.
Meanwhile, U.S. economic growth measurements were largely positive over the 12-month reporting period. Outside of an unexpected and steep drop in May, nonfarm payrolls were generally in line with expectations and ended the reporting period on a high note, with February’s number coming in above forecasts. Consumer confidence, as measured by the University of Michigan’s survey of consumers, grew from a two-year low in October to a 13-year high in January, spurred by post-election optimism for the U.S. economic outlook. U.S. manufacturing grew in 11 out the last 12 months, and the unemployment rate remained low, dropping to the lowest level since before the 2008 financial crisis in November. Continued low interest rates supported a strong U.S. housing market, and the consumer-price index, a broad measure of inflation, moved above 2% in early 2017 for the first time in over two years. Expectations for new policies or changes to existing policies from the Trump administration, including tax reform, increased fiscal spending, and reduced regulation, supported a positive growth outlook, and contributed to the positive performance of many U.S. stocks.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Fund Management

Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF

The Schwab Fundamental U.S. Broad Market Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI US Index (the index). This index measures the performance of the companies by fundamental overall company scores that are created using the universe of companies in the Russell 3000® Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks generated positive returns over the reporting period, with several indexes reaching record highs during the 12 months. Market volatility remained heightened early in the reporting period as weak global economic growth, inconsistent U.S. economic data, and the United Kingdom’s decision to leave the European Union (Brexit) contributed to investor uncertainty. As the reporting period continued, however, the U.S. economy showed renewed signs of stability and equity markets calmed. Volatility picked up again in the weeks prior to the U.S. presidential election and through the night of Election Day, when U.S. equity futures dropped sharply during after-hours trading. Stock markets rebounded the following day, and maintained an upward trajectory throughout the remainder of the reporting period. This rally was supported by investor belief that the new administration would increase infrastructure spending and implement tax reform, among other changes in economic policies, which would in turn help to spur U.S. economic growth. Meanwhile, the Federal Reserve raised short-term interest rates in December for the second time in 10 years, and indicated forecasts for several additional rate hikes in 2017. Stocks initially fell in response, but regained momentum in the weeks that followed and ended the reporting period on a high note.
Performance. For the 12-month reporting period ended February 28, 2017, the fund generally tracked the index. The fund’s market price return was 26.00% and its NAV return was 26.32% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 26.64% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sector detracted from fund performance. However, the Real Estate sector was the smallest contributor to the performance of both the index and the fund, due in large part to the small average weight of this sector. Stocks in the Real Estate sector represented an average weight of approximately 2% of the fund’s investments and returned approximately 20%, representing the overall performance of companies engaged in real estate development and operation, as well as companies offering real estate-related services and equity REITs. One example from this sector is Realogy Holdings Corp., an integrated provider of residential real estate services. The fund’s holdings of Realogy Holdings Corp. returned approximately -15% for the reporting period. The Telecommunication Services sector was also a small contributor to overall fund performance. Telecommunication Services stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 10% for the reporting period.
The Financials sector, which includes companies involved in banking, finance, asset management, brokerage and insurance, as well as financial exchanges and data and mortgage REITs, contributed the most the total return of both the fund and the index. Financials stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 46%. One example from this sector is financial holding company JPMorgan Chase & Co. The fund’s holdings of JPMorgan Chase & Co. returned approximately 66% for the 12-month reporting period. The Information Technology sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately 37%.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	26.00%	9.59%	11.11%
NAV Return[2]	26.32%	9.55%	11.11%
Russell RAFI US Index	26.64%	9.87%	11.46%
ETF Category: Morningstar Large Value[3]	26.31%	8.22%	9.37%
Fund Expense Ratio[4]: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — “Russell RAFI US Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates,” “Fundamental Index” and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Broad Market Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.25%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	1,406
Weighted Average Market Cap (millions)	$121,009
Price/Earnings Ratio (P/E)	19.5
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	10%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF

The Schwab Fundamental U.S. Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI US Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Large-cap U.S. stocks underperformed small-cap stocks over the reporting period, though both posted strong returns as several indexes reached record highs during the 12 months. Market volatility remained heightened early in the reporting period as weak global economic growth, inconsistent U.S. economic data, and the United Kingdom’s decision to leave the European Union (Brexit) contributed to investor uncertainty. As the reporting period continued, however, the U.S. economy showed renewed signs of stability and equity markets calmed. Volatility picked up again in the weeks prior to the U.S. presidential election and through the night of Election Day, when U.S. equity futures dropped sharply during after-hours trading. Stock markets rebounded the following day, and generally maintained an upward trajectory throughout the remainder of the reporting period. This rally was supported by investor belief that the new administration would increase infrastructure spending and implement tax reform, among other changes in economic policies, which would in turn help to spur U.S. economic growth. Meanwhile, the Federal Reserve raised short-term interest rates in December for the second time in 10 years, and indicated forecasts for several additional rate hikes in 2017. Stocks initially fell in response, but regained momentum in the weeks that followed and ended the reporting period on a high note.
Performance. For the 12-month reporting period ended February 28, 2017, the fund generally tracked the index. The fund’s market price return was 25.67% and its NAV return was 25.66% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 25.99% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sector detracted from fund performance. However, the Real Estate sector was the smallest contributor to the performance of both the index and the fund, due in large part to the small average weight of this sector. Stocks in the Real Estate sector represented an average weight of approximately 1% of the fund’s investments and returned approximately 19%, representing the overall performance of companies engaged in real estate development and operation, as well as companies offering real estate-related services and equity REITs. One example from this sector is Macerich Company, a fully integrated self-managed and self-administered REIT, which focuses on the acquisition, leasing, management, development and redevelopment of regional malls. The fund’s holdings of Macerich Company returned approximately -12% for the reporting period. The Telecommunication Services sector was also a small contributor to overall fund performance. Telecommunication Services stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 10% for the reporting period.
The Financials sector contributed the most to the total return of both the fund and the index, representing the overall performance of companies involved in banking, finance, asset management, brokerage and insurance, as well as financial exchanges and data and mortgage REITs. Stocks from the Financials sector represented an average weight of approximately 13% of the fund’s investments and returned approximately 46%. One example from this sector is financial holding company JPMorgan Chase & Co. The fund’s holdings of JPMorgan Chase & Co. returned approximately 66% for the 12-month reporting period. Another meaningful contributor to the return of the fund was the Information Technology sector. Information Technology stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 37%.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	25.67%	9.65%	11.07%
NAV Return[2]	25.66%	9.64%	11.08%
Russell RAFI US Large Company Index	25.99%	10.00%	11.44%
ETF Category: Morningstar Large Value[3]	26.31%	8.22%	9.37%
Fund Expense Ratio[4]: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — “Russell RAFI US Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates,” “Fundamental Index” and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.25%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	656
Weighted Average Market Cap (millions)	$132,231
Price/Earnings Ratio (P/E)	19.3
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	10%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF

The Schwab Fundamental U.S. Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI US Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Small-cap U.S. stocks outperformed large-cap stocks over the reporting period, though both posted strong returns as several indexes reached record highs during the 12 months. Market volatility remained heightened early in the reporting period as weak global economic growth, inconsistent U.S. economic data, and the United Kingdom’s decision to leave the European Union (Brexit) contributed to investor uncertainty. As the reporting period continued, however, the U.S. economy showed renewed signs of stability and equity markets calmed. Volatility picked up again in the weeks prior to the U.S. presidential election and through the night of Election Day, when U.S. equity futures dropped sharply during after-trading hours. Stock markets rebounded the following day, and generally maintained an upward trajectory throughout the remainder of the reporting period. This rally was supported by investor belief that the new administration would increase infrastructure spending and implement tax reform, among other changes in economic policies, which would in turn help to spur U.S. economic growth. Meanwhile, the Federal Reserve raised short-term interest rates in December for the second time in 10 years, and indicated forecasts for several additional rate hikes in 2017. Stocks initially fell in response, but regained momentum in the weeks that followed and ended the reporting period on a high note.
Performance. For the 12-month reporting period ended February 28, 2017, the fund generally tracked the index. The fund’s market price return and NAV return were both 33.56% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 33.94% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sector detracted from fund performance. However, the Telecommunication Services sector was the smallest contributor the performance of the index and the fund. Telecommunication Services stocks represented an average weight of approximately 1% of the fund’s investments and returned approximately 10%, reflecting the overall performance of companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network. One example from this sector is Windstream Holdings, Inc., a holding company that provides advanced network communications and technology solutions for consumers, businesses, enterprise organizations, and carrier partners across the U.S. The fund’s holdings of Windstream Holdings, Inc. returned approximately -11% for the reporting period. Another small contributor to both index and fund performance was the Consumer Staples sector. Consumer Staples stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 19%.
The Industrials sector was the largest contributor to the fund’s total return, and to the return of the index. Industrials stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 43%, reflecting the overall performance of manufacturers and distributors of capital goods, providers of commercial and professional services, and companies that provide transportation services. One example from this sector is Harsco Corporation, a provider of industrial services and engineered products serving global industries. The fund’s holdings of Harsco Corporation generated a triple-digit return of approximately 272%. The Financials sector was another large contributor to the return of the both the index and the fund. Financials stocks represented an average weight of 14% of the fund’s investments and returned approximately 46% for the 12-month reporting period.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	33.56%	8.35%	11.27%
NAV Return[2]	33.56%	8.38%	11.27%
Russell RAFI US Small Company Index	33.94%	8.68%	11.61%
ETF Category: Morningstar Small Blend[3]	31.53%	6.18%	8.71%
Fund Expense Ratio[4]: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — “Russell RAFI US Small Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates,” “Fundamental Index” and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.25%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	848
Weighted Average Market Cap (millions)	$4,469
Price/Earnings Ratio (P/E)	22.0
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate[1]	23%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF

The Schwab Fundamental International Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI Developed ex US Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of large companies in developed international markets generated positive returns for the 12-month reporting period. Though concerns surrounding weak global economic growth weighed on many international stocks early in the reporting period, especially after the United Kingdom’s (U.K.) decision in June to leave the European Union (Brexit), markets rebounded toward the end of 2016 amid accommodative central bank monetary policies and expectations of faster U.S. economic growth. The increasing likelihood of an uncomplicated Brexit plan and rising inflation in both the eurozone and Japan also supported many developed international stocks. Meanwhile, the U.S. dollar generally strengthened after the U.S. presidential election through the end of the reporting period, most notably against the British pound, generally reducing returns on overseas investments in U.S. dollar terms. However, as international stocks performed particularly well this reporting period, returns on many of these investments were strong even when translated into U.S. dollars.
Performance. For the 12-month reporting period ended February 28, 2017, the fund’s market price return was 21.21% and its NAV return was 20.62% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 20.81%1 during the same period.
Contributors and Detractors. Stocks from Japan were among the strongest contributors to the total return of the fund. Japanese stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 26% in U.S. dollar terms. One example from this market is bank holding company Mitsubishi Ufj Financial Group. The fund’s common stock holdings of Mitsubishi Ufj Financial Group returned approximately 58% in U.S. dollar terms. Stocks from the U.K. also contributed to the return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 14% in U.S. dollar terms.
Stocks from Israel were among the few detractors from the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -18% in U.S. dollar terms. One example from this market is Teva Pharmaceutical Industries Ltd., a pharmaceutical company. The fund’s common stock holdings of Teva Pharmaceutical Industries Ltd. returned approximately -36% in U.S. dollar terms. Despite positive returns, Portuguese stocks were among the smallest contributors to the return of the fund, due in large part to this country’s small average weight. Stocks from Portugal represented an average weight of less than 1% of the fund’s investments and returned approximately 8% in U.S. dollar terms.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	21.21%	-0.84%	2.89%
NAV Return[2]	20.62%	-0.68%	2.89%
Russell RAFI Developed ex US Large Company Index (Net)[3]	20.81%	-0.49%	3.12%
ETF Category: Morningstar Foreign Large Value[4]	17.10%	-1.63%	1.74%
Fund Expense Ratio[5]: 0.32%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — “Russell RAFI Developed ex US Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates,” "Fundamental Index” and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.25%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	824
Weighted Average Market Cap (millions)	$54,032
Price/Earnings Ratio (P/E)	17.4
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[1]	11%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2
Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF

The Schwab Fundamental International Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI Developed ex US Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of small companies in developed international markets generated positive returns for the 12-month reporting period. Though concerns surrounding weak global economic growth weighed on many international stocks early in the reporting period, especially after the United Kingdom’s (U.K.) decision in June to leave the European Union (Brexit), markets rebounded toward the end of 2016 amid accommodative central bank monetary policies and expectations of faster U.S. economic growth. The increasing likelihood of an uncomplicated Brexit plan and rising inflation in both the eurozone and Japan also supported many developed international stocks. Meanwhile, the U.S. dollar generally strengthened after the U.S. presidential election through the end of the reporting period, most notably against the British pound, generally reducing returns on overseas investments in U.S. dollar terms. However, as international stocks performed particularly well this reporting period, returns on many of these investments were strong even when translated into U.S. dollars.
Performance. For the 12-month reporting period ended February 28, 2017, the fund’s market price return was 23.88% and its NAV return was 23.26% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 23.67%1 during the same period.
Contributors and Detractors. Japanese stocks were the largest contributors to the returns of both the index and the fund. Stocks from Japan represented an average weight of approximately 42% of the fund’s investments and returned approximately 26% in U.S. dollar terms. One example from this market is Nippon Sheet Glass Co., Ltd. The fund’s holdings of Nippon Sheet Glass Co., Ltd. returned approximately 18% in U.S. dollar terms for the reporting period. Stocks from Canada also contributed to the performance of the index and the fund. Canadian stocks represented an average weight of approximately 8% of the fund’s investments and returned approximately 33% in U.S. dollar terms.
Over the reporting period, no country segment detracted from fund performance. However, stocks from Ireland were among the smallest contributors to the returns of both the index and the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 9% in U.S. dollar terms. One example from this market is Paddy Power Betfair plc, an Ireland-based public online betting and gaming company. The fund’s holdings of Paddy Power Betfair plc returned approximately -27% in U.S. dollar terms. Stocks from Luxembourg also minimally contributed to the fund’s performance, representing an average weight less than 1% of the fund’s investments and returning approximately 37% in U.S. dollar terms.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	23.88%	3.95%	6.69%
NAV Return[2]	23.26%	4.30%	6.72%
Russell RAFI Developed ex US Small Company Index (Net)[3]	23.67%	4.78%	7.29%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	17.26%	0.89%	4.55%
Fund Expense Ratio[5]: 0.46%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — “Russell RAFI Developed ex US Small Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates,” "Fundamental Index” and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.39%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	1,425
Weighted Average Market Cap (millions)	$3,314
Price/Earnings Ratio (P/E)	16.7
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[1]	25%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2
Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF

The Schwab Fundamental Emerging Markets Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI Emerging Markets Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in emerging markets produced strong overall returns for the 12-month reporting period. Though the Federal Reserve (Fed) raised short-term interest rates again in December, the cautious tone of the Fed meeting minutes reassured many investors that subsequent rate hikes would be gradual. Oil and commodity prices stabilized, while global economic growth showed signs of improvement over the reporting period. Additionally, the U.S. dollar strengthened against some emerging market currencies during the 12-month period, including the Chinese renminbi and the Turkish lira, generally reducing returns on investments from these countries in U.S. dollar terms. However, several other emerging market currencies strengthened against the U.S. dollar, most notably the Brazilian real, the Russian ruble, and the South African rand, generally enhancing returns on investments from these countries in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2017, the fund’s market price return was 48.04% and its NAV return was 49.03% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 50.00%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s position in the Philippines was one of the few detractors from the total return of the fund. Stocks from the Philippines represented an average weight of less than 1% of the fund’s investments and returned approximately -20% in U.S. dollar terms. The fund’s only holding in this country was PLDT, Inc., a telecommunication services provider. The fund’s investment in PLDT, Inc. returned approximately -20% in U.S. dollar terms. The fund’s position in the United Arab Emirates also detracted from the performance of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -5% in U.S. dollar terms.
Stocks from Brazil were among the biggest contributors to the returns of both the index and the fund. Brazilian stocks represented an average weight of approximately 18% of the fund’s investments and generated a triple-digit return of approximately 183% in U.S. dollar terms. One example from this market is energy company Petroleo Brasileiro SA. The fund’s preferred stock holdings of Petroleo Brasileiro SA returned approximately 278% in U.S. dollar terms. Stocks from South Korea also contributed meaningfully to the fund’s performance, representing an average weight of approximately 18% of the fund’s investments and returning approximately 41% in U.S. dollar terms.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of 2/28/17

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	48.04%	2.91%	2.51%
NAV Return[2]	49.03%	3.13%	2.66%
Russell RAFI Emerging Markets Large Company Index (Net)[3]	50.00%	3.83%	3.29%
ETF Category: Morningstar Diversified Emerging Markets[4]	25.50%	0.41%	0.58%
Fund Expense Ratio[5]: 0.47%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — “Russell RAFI Emerging Markets Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates,” "Fundamental Index” and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. The annualized weighted average expense ratio of the underlying funds was 0.01%. Effective March 1, 2017, the management fee was reduced to 0.39%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of 2/28/17 (continued)

Statistics
Number of Holdings	292
Weighted Average Market Cap (millions)	$62,004
Price/Earnings Ratio (P/E)	11.9
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate[1]	14%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2
Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2016 and held through February 28, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/16	Ending Account Value (Net of Expenses) at 2/28/17	Expenses Paid During Period 9/1/16-2/28/17[2]
Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.32%	$1,000.00	$1,103.80	$1.67
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61
Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.32%	$1,000.00	$1,101.00	$1.67
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61
Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.32%	$1,000.00	$1,130.60	$1.69
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61
Schwab Fundamental International Large Company Index ETF
Actual Return	0.32%	$1,000.00	$1,078.20	$1.65
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61
Schwab Fundamental International Small Company Index ETF
Actual Return	0.46%	$1,000.00	$1,080.60	$2.37
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.52	$2.31
Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.46%	$1,000.00	$1,146.10	$2.45
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.52	$2.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio. Effective March 1, 2017, the advisory fee of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF were reduced to 0.25%, 0.25%, 0.25%, 0.25%, 0.39% and 0.39%, respectively. If the fund expense changes had been in place throughout the entire most recent fiscal half-year the expenses paid during period under the actual return and hypothetical 5% return example would have been the following; Schwab Fundamental U.S. Broad Market Index ETF, $1.30 and $1.25, respectively, Schwab Fundamental U.S. Large Company Index ETF, $1.30 and $1.25, respectively, Schwab Fundamental U.S. Small Company Index ETF, $1.32 and $1.25, respectively, Schwab Fundamental International Large Company Index ETF, $1.29 and $1.25, respectively, Schwab Fundamental International Small Company Index ETF, $2.01 and $1.96, respectively, and Schwab Fundamental Emerging Markets Large Company Index ETF, $2.08 and $1.96, respectively. (See financial note 4)
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by 365 days of the fiscal year.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$27.37	$30.54	$27.36	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.67 [2]	0.65 [2]	0.54	0.21
Net realized and unrealized gains (losses)	6.45	(3.18)	3.14	2.28
Total from investment operations	7.12	(2.53)	3.68	2.49
Less distributions:
Distributions from net investment income	(0.67)	(0.64)	(0.50)	(0.13)
Net asset value at end of period	$33.82	$27.37	$30.54	$27.36
Total return	26.32%	(8.34%)	13.54%	9.99% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32%	0.32% [4]
Net investment income (loss)	2.17%	2.23%	2.14%	2.11% [4]
Portfolio turnover rate[5]	10%	12%	10%	5% [3]
Net assets, end of period (x 1,000)	$263,785	$166,985	$212,247	$58,823

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	230,881,625	263,077,794
0.3%	Other Investment Companies	854,320	854,320
100.1%	Total Investments	231,735,945	263,932,114
(0.1%)	Other Assets and Liabilities, Net		(147,520)
100.0%	Net Assets		263,784,594

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.3%
General Motors Co.	31,437	0.4	1,158,139
Other Securities		0.9	2,323,836
		1.3	3,481,975

Banks 5.8%
Bank of America Corp.	82,974	0.8	2,047,798
Citigroup, Inc.	34,570	0.8	2,067,632
JPMorgan Chase & Co.	38,743	1.3	3,510,891
Wells Fargo & Co.	43,773	1.0	2,533,581
Other Securities		1.9	5,032,325
		5.8	15,192,227

Capital Goods 8.7%
3M Co.	6,038	0.4	1,125,181
Caterpillar, Inc.	11,196	0.4	1,082,205
General Electric Co.	88,925	1.0	2,650,854
The Boeing Co.	6,200	0.4	1,117,426
United Technologies Corp.	11,965	0.5	1,346,661
Other Securities		6.0	15,722,490
		8.7	23,044,817

Commercial & Professional Services 1.0%
Other Securities		1.0	2,512,131

Consumer Durables & Apparel 1.2%
Other Securities		1.2	3,173,460

Consumer Services 1.9%
McDonald's Corp.	11,150	0.5	1,423,297
Other Securities		1.4	3,493,861
		1.9	4,917,158

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	14,541	0.9	2,492,618
The Charles Schwab Corp. (a)	3,460	0.1	139,819
The Goldman Sachs Group, Inc.	6,956	0.7	1,725,505
Other Securities		3.1	8,176,369
		4.8	12,534,311

Energy 12.9%
Chevron Corp.	54,936	2.3	6,180,300
ConocoPhillips	51,455	0.9	2,447,714
Exxon Mobil Corp.	107,521	3.3	8,743,608
Marathon Petroleum Corp.	22,177	0.4	1,099,979
Phillips 66	17,267	0.5	1,350,107
Schlumberger Ltd.	16,268	0.5	1,307,296
Valero Energy Corp.	20,806	0.5	1,413,768
Other Securities		4.5	11,593,449
		12.9	34,136,221

Food & Staples Retailing 3.4%
Costco Wholesale Corp.	6,728	0.5	1,192,067
CVS Health Corp.	22,542	0.7	1,816,434
Wal-Mart Stores, Inc.	44,938	1.2	3,187,452
Other Securities		1.0	2,683,139
		3.4	8,879,092

Food, Beverage & Tobacco 4.6%
PepsiCo, Inc.	15,213	0.6	1,679,211
Philip Morris International, Inc.	18,363	0.8	2,007,994
The Coca-Cola Co.	35,915	0.6	1,506,993
Other Securities		2.6	6,826,656
		4.6	12,020,854

Health Care Equipment & Services 5.2%
Anthem, Inc.	8,201	0.5	1,351,689
UnitedHealth Group, Inc.	11,890	0.7	1,966,368
Other Securities		4.0	10,406,408
		5.2	13,724,465

Household & Personal Products 1.8%
The Procter & Gamble Co.	33,619	1.2	3,061,682
Other Securities		0.6	1,727,655
		1.8	4,789,337

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Insurance 3.7%
American International Group, Inc.	23,304	0.6	1,489,592
The Travelers Cos., Inc.	8,736	0.4	1,067,889
Other Securities		2.7	7,206,234
		3.7	9,763,715

Materials 4.3%
Other Securities		4.3	11,395,204

Media 3.2%
Comcast Corp., Class A	42,232	0.6	1,580,321
The Walt Disney Co.	14,481	0.6	1,594,213
Time Warner, Inc.	16,289	0.6	1,599,743
Other Securities		1.4	3,533,188
		3.2	8,307,465

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Amgen, Inc.	6,132	0.4	1,082,482
Johnson & Johnson	22,555	1.0	2,756,447
Merck & Co., Inc.	32,849	0.8	2,163,764
Pfizer, Inc.	90,949	1.2	3,103,180
Other Securities		1.7	4,454,373
		5.1	13,560,246

Real Estate 1.9%
Other Securities		1.9	4,995,891

Retailing 4.4%
Lowe's Cos., Inc.	14,152	0.4	1,052,484
The Home Depot, Inc.	12,979	0.7	1,880,787
Other Securities		3.3	8,728,495
		4.4	11,661,766

Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	80,497	1.1	2,913,991
Other Securities		1.7	4,562,247
		2.8	7,476,238

Software & Services 7.0%
International Business Machines Corp.	20,197	1.4	3,631,825
Microsoft Corp.	66,129	1.6	4,230,933
Oracle Corp.	35,962	0.6	1,531,622
Other Securities		3.4	9,187,417
		7.0	18,581,797

Technology Hardware & Equipment 5.7%
Apple, Inc.	45,650	2.4	6,253,593
Cisco Systems, Inc.	58,854	0.8	2,011,630
HP, Inc.	77,280	0.5	1,342,354
Other Securities		2.0	5,302,001
		5.7	14,909,578

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.1%
AT&T, Inc.	112,601	1.8	4,705,596
Verizon Communications, Inc.	52,604	1.0	2,610,737
Other Securities		0.3	981,766
		3.1	8,298,099

Transportation 2.2%
Union Pacific Corp.	9,989	0.4	1,078,213
Other Securities		1.8	4,660,911
		2.2	5,739,124

Utilities 3.8%
Other Securities		3.8	9,982,623
Total Common Stock
(Cost $230,881,625)			263,077,794

Other Investment Companies 0.3% of net assets

Money Market Fund 0.2%
Other Securities		0.2	579,920

Securities Lending Collateral 0.1%
Other Securities		0.1	274,400
Total Other Investment Companies
(Cost $854,320)			854,320

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $231,618,227 and the unrealized appreciation and depreciation were $40,069,551 and ($7,755,664), respectively, with a net unrealized appreciation of $32,313,887.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $240,735.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/17/17	6	708,840	5,954

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$263,077,794	$—	$—	$263,077,794
Other Investment Companies[1]	854,320	—	—	854,320
Total	$263,932,114	$—	$—	$263,932,114
Other Financial Instruments
Futures Contracts[2]	$5,954	$—	$—	$5,954
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments in affiliated issuers, at value (cost $97,389)		$139,819
Investments in unaffiliated issuers, at value (cost $231,364,156) including securities on loan of $240,735		263,517,895
Collateral invested for securities on loan, at value (cost $274,400)	+	274,400
Total investments, at value (cost $231,735,945)		263,932,114
Cash		91,696
Deposit with broker for futures contracts		42,750
Receivables:
Investments sold		307,999
Dividends		669,815
Income from securities on loan	+	2,260
Total assets		265,046,634
Liabilities
Collateral held for securities on loan		274,400
Payables:
Investments bought		922,623
Investment adviser fees		63,643
Variation margin on futures contracts	+	1,374
Total liabilities		1,262,040
Net Assets
Total assets		265,046,634
Total liabilities	–	1,262,040
Net assets		$263,784,594
Net Assets by Source
Capital received from investors		233,585,865
Net investment income not yet distributed		767,672
Net realized capital losses		(2,771,066)
Net unrealized capital appreciation		32,202,123

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$263,784,594		7,800,001		$33.82

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends received from affiliated issuer		$888
Dividends received from unaffiliated issuers (net of foreign withholding tax of $1,065)		5,132,617
Securities on loan, net	+	23,921
Total investment income		5,157,426
Expenses
Investment adviser fees		663,405
Total expenses	–	663,405
Net investment income		4,494,021
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,972,828)
Net realized gains on futures contracts	+	127,186
Net realized losses		(1,845,642)
Net change in unrealized appreciation (depreciation) on affiliated issuer		45,492
Net change in unrealized appreciation (depreciation) on unaffiliated investments		45,075,757
Net change in unrealized appreciation (depreciation) on futures contracts	+	(6,689)
Net change in unrealized appreciation (depreciation)	+	45,114,560
Net realized and unrealized gains		43,268,918
Increase in net assets resulting from operations		$47,762,939

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$4,494,021	$4,615,610
Net realized gains (losses)		(1,845,642)	5,430,716
Net change in unrealized appreciation (depreciation)	+	45,114,560	(28,543,145)
Increase (decrease) in net assets resulting from operations		47,762,939	(18,496,819)
Distributions to Shareholders
Distributions from net investment income		($4,414,601)	($4,591,356)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,700,000	$53,451,725	950,000	$28,644,349
Shares redeemed	+	—	—	(1,800,000)	(50,818,638)
Net transactions in fund shares		1,700,000	$53,451,725	(850,000)	($22,174,289)
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,100,001	$166,984,531	6,950,001	$212,246,995
Total increase or decrease	+	1,700,000	96,800,063	(850,000)	(45,262,464)
End of period		7,800,001	$263,784,594	6,100,001	$166,984,531
Net investment income not yet distributed			$767,672		$786,526

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$27.57	$30.55	$27.27	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.70 [2]	0.69 [2]	0.52	0.21
Net realized and unrealized gains (losses)	6.29	(3.10)	3.25	2.18
Total from investment operations	6.99	(2.41)	3.77	2.39
Less distributions:
Distributions from net investment income	(0.65)	(0.57)	(0.49)	(0.12)
Net asset value at end of period	$33.91	$27.57	$30.55	$27.27
Total return	25.66%	(7.92%)	13.92%	9.59% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32%	0.32% [4]
Net investment income (loss)	2.26%	2.39%	2.24%	2.20% [4]
Portfolio turnover rate[5]	10%	11%	10%	6% [3]
Net assets, end of period (x 1,000)	$2,197,623	$893,389	$336,043	$72,259

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	1,980,449,996	2,192,103,750
0.4%	Other Investment Companies	7,716,403	7,716,403
100.1%	Total Investments	1,988,166,399	2,199,820,153
(0.1%)	Other Assets and Liabilities, Net		(2,197,201)
100.0%	Net Assets		2,197,622,952

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.3%
General Motors Co.	282,590	0.5	10,410,616
Other Securities		0.8	18,996,276
		1.3	29,406,892

Banks 5.7%
Bank of America Corp.	761,099	0.9	18,783,923
Citigroup, Inc.	314,393	0.9	18,803,845
JPMorgan Chase & Co.	356,009	1.5	32,261,536
Wells Fargo & Co.	406,754	1.1	23,542,921
Other Securities		1.3	32,958,826
		5.7	126,351,051

Capital Goods 8.3%
3M Co.	54,465	0.5	10,149,553
General Electric Co.	820,131	1.1	24,448,105
The Boeing Co.	55,101	0.5	9,930,853
United Technologies Corp.	106,903	0.5	12,031,933
Other Securities		5.7	126,621,652
		8.3	183,182,096

Commercial & Professional Services 0.6%
Other Securities		0.6	12,713,719

Consumer Durables & Apparel 1.1%
Other Securities		1.1	23,859,087

Consumer Services 1.6%
McDonald's Corp.	100,948	0.6	12,886,012
Other Securities		1.0	22,346,373
		1.6	35,232,385

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.7%
Berkshire Hathaway, Inc., Class B *	132,595	1.0	22,729,435
The Charles Schwab Corp. (a)	31,379	0.1	1,268,025
The Goldman Sachs Group, Inc.	62,518	0.7	15,508,215
Other Securities		2.9	64,166,940
		4.7	103,672,615

Energy 13.7%
Chevron Corp.	506,391	2.6	56,968,987
ConocoPhillips	468,228	1.0	22,273,606
Exxon Mobil Corp.	980,832	3.6	79,761,258
Marathon Petroleum Corp.	203,053	0.5	10,071,429
Phillips 66	154,279	0.5	12,063,075
Schlumberger Ltd.	148,672	0.5	11,947,282
Valero Energy Corp.	186,228	0.6	12,654,193
Other Securities		4.4	95,758,988
		13.7	301,498,818

Food & Staples Retailing 3.6%
Costco Wholesale Corp.	59,503	0.5	10,542,742
CVS Health Corp.	203,094	0.7	16,365,315
Wal-Mart Stores, Inc.	411,864	1.3	29,213,513
Other Securities		1.1	22,798,413
		3.6	78,919,983

Food, Beverage & Tobacco 4.8%
Altria Group, Inc.	127,295	0.4	9,536,941
PepsiCo, Inc.	140,677	0.7	15,527,927
Philip Morris International, Inc.	171,407	0.9	18,743,355
The Coca-Cola Co.	336,184	0.6	14,106,281
Other Securities		2.2	47,102,263
		4.8	105,016,767

Health Care Equipment & Services 5.4%
Anthem, Inc.	77,111	0.6	12,709,435
UnitedHealth Group, Inc.	110,382	0.8	18,254,975
Other Securities		4.0	86,897,546
		5.4	117,861,956

Household & Personal Products 1.9%
The Procter & Gamble Co.	307,824	1.3	28,033,532
Other Securities		0.6	14,412,624
		1.9	42,446,156

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Insurance 3.7%
American International Group, Inc.	213,381	0.6	13,639,313
The Travelers Cos., Inc.	77,964	0.4	9,530,319
Other Securities		2.7	57,327,942
		3.7	80,497,574

Materials 4.0%
Other Securities		4.0	88,161,148

Media 3.2%
Comcast Corp., Class A	391,956	0.7	14,666,994
The Walt Disney Co.	133,027	0.7	14,644,942
Time Warner, Inc.	143,138	0.6	14,057,583
Other Securities		1.2	27,992,311
		3.2	71,361,830

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
Amgen, Inc.	57,116	0.5	10,082,687
Johnson & Johnson	203,907	1.1	24,919,474
Merck & Co., Inc.	298,608	0.9	19,669,309
Pfizer, Inc.	830,252	1.3	28,328,198
Other Securities		1.6	36,061,362
		5.4	119,061,030

Real Estate 1.2%
Other Securities		1.2	25,703,729

Retailing 4.4%
Lowe's Cos., Inc.	133,897	0.5	9,957,920
The Home Depot, Inc.	117,720	0.8	17,058,805
Other Securities		3.1	69,380,000
		4.4	96,396,725

Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	748,058	1.2	27,079,700
Other Securities		1.6	34,950,867
		2.8	62,030,567

Software & Services 7.1%
International Business Machines Corp.	186,821	1.5	33,594,152
Microsoft Corp.	601,406	1.8	38,477,956
Oracle Corp.	331,025	0.6	14,098,355
Other Securities		3.2	70,819,403
		7.1	156,989,866

Technology Hardware & Equipment 5.8%
Apple, Inc.	419,144	2.6	57,418,536
Cisco Systems, Inc.	534,612	0.8	18,273,038
HP, Inc.	700,330	0.6	12,164,732
Other Securities		1.8	38,882,648
		5.8	126,738,954

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.4%
AT&T, Inc.	1,026,069	2.0	42,879,424
Verizon Communications, Inc.	477,358	1.1	23,691,278
Other Securities		0.3	7,848,173
		3.4	74,418,875

Transportation 2.1%
Union Pacific Corp.	92,032	0.5	9,933,934
Other Securities		1.6	35,971,600
		2.1	45,905,534

Utilities 3.9%
Other Securities		3.9	84,676,393
Total Common Stock
(Cost $1,980,449,996)			2,192,103,750

Other Investment Companies 0.4% of net assets

Money Market Fund 0.2%
Other Securities		0.2	3,369,128

Securities Lending Collateral 0.2%
Other Securities		0.2	4,347,275
Total Other Investment Companies
(Cost $7,716,403)			7,716,403

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $1,987,814,162 and the unrealized appreciation and depreciation were $249,977,534 and ($37,971,543), respectively, with a net unrealized appreciation of $212,005,991.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $3,763,030.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/17/17	45	5,316,300	61,101

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$2,192,103,750	$—	$—	$2,192,103,750
Other Investment Companies[1]	7,716,403	—	—	7,716,403
Total	$2,199,820,153	$—	$—	$2,199,820,153
Other Financial Instruments
Futures Contracts[2]	$61,101	$—	$—	$61,101
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments in affiliated issuers, at value (cost $981,251)		$1,268,025
Investments in unaffiliated issuers, at value (cost $1,982,837,873) including securities on loan of $3,763,030		2,194,204,853
Collateral invested for securities on loan, at value (cost $4,347,275)	+	4,347,275
Total investments, at value (cost $1,988,166,399)		2,199,820,153
Deposit with broker for futures contracts		318,250
Receivables:
Investments sold		2,444,342
Fund shares sold		13,614,011
Dividends		5,735,813
Income from securities on loan	+	25,027
Total assets		2,221,957,596
Liabilities
Collateral held for securities on loan		4,347,275
Payables:
Investments bought		19,460,018
Investment adviser fees		514,976
Variation margin on futures contracts	+	12,375
Total liabilities		24,334,644
Net Assets
Total assets		2,221,957,596
Total liabilities	–	24,334,644
Net assets		$2,197,622,952
Net Assets by Source
Capital received from investors		1,988,683,458
Net investment income not yet distributed		6,668,851
Net realized capital losses		(9,444,212)
Net unrealized capital appreciation		211,714,855

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,197,622,952		64,800,001		$33.91

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends received from affiliated issuer		$7,347
Dividends received from unaffiliated issuers (net of foreign withholding tax of $6,336)		37,342,064
Securities on loan, net	+	256,420
Total investment income		37,605,831
Expenses
Investment adviser fees		4,670,959
Total expenses	–	4,670,959
Net investment income		32,934,872
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		2,094
Net realized losses on unaffiliated investments		(5,724,323)
Net realized gains on in-kind redemptions on affiliated issuer		1,575
Net realized gains on in-kind redemptions on unaffiliated investments		4,937,064
Net realized gains on futures contracts	+	806,217
Net realized gains		22,627
Net change in unrealized appreciation (depreciation) on affiliated issuer		369,874
Net change in unrealized appreciation (depreciation) on unaffiliated investments		284,014,031
Net change in unrealized appreciation (depreciation) on futures contracts	+	(34,093)
Net change in unrealized appreciation (depreciation)	+	284,349,812
Net realized and unrealized gains		284,372,439
Increase in net assets resulting from operations		$317,307,311

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$32,934,872	$17,018,181
Net realized gains		22,627	12,819,015
Net change in unrealized appreciation (depreciation)	+	284,349,812	(93,563,733)
Increase (decrease) in net assets resulting from operations		317,307,311	(63,726,537)
Distributions to Shareholders
Distributions from net investment income		($29,673,625)	($14,147,221)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		33,300,000	$1,044,664,871	28,450,000	$834,612,024
Shares redeemed	+	(900,000)	(28,064,322)	(7,050,000)	(199,392,969)
Net transactions in fund shares		32,400,000	$1,016,600,549	21,400,000	$635,219,055
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,400,001	$893,388,717	11,000,001	$336,043,420
Total increase	+	32,400,000	1,304,234,235	21,400,000	557,345,297
End of period		64,800,001	$2,197,622,952	32,400,001	$893,388,717
Net investment income not yet distributed			$6,668,851		$3,968,416

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$26.47	$30.68	$28.44	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.45 [2]	0.41 [2]	0.34	0.12
Net realized and unrealized gains (losses)	8.37	(4.25)	2.22	3.41
Total from investment operations	8.82	(3.84)	2.56	3.53
Less distributions:
Distributions from net investment income	(0.40)	(0.37)	(0.32)	(0.09)
Net asset value at end of period	$34.89	$26.47	$30.68	$28.44
Total return	33.56%	(12.60%)	9.06%	14.14% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32%	0.32% [4]
Net investment income (loss)	1.43%	1.43%	1.32%	1.16% [4]
Portfolio turnover rate[5]	23%	23%	22%	9% [3]
Net assets, end of period (x 1,000)	$1,568,402	$608,865	$187,141	$55,465

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	1,366,836,996	1,561,453,498
1.8%	Other Investment Companies	28,188,426	28,188,426
101.4%	Total Investments	1,395,025,422	1,589,641,924
(1.4%)	Other Assets and Liabilities, Net		(21,239,635)
100.0%	Net Assets		1,568,402,289

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	18,805,682

Banks 6.0%
East West Bancorp, Inc.	69,693	0.2	3,771,785
Popular, Inc.	94,101	0.3	4,146,090
Zions Bancorp	91,267	0.3	4,097,888
Other Securities		5.2	81,265,919
		6.0	93,281,682

Capital Goods 12.9%
Allison Transmission Holdings, Inc.	102,512	0.2	3,688,382
Applied Industrial Technologies, Inc.	58,074	0.2	3,661,566
Donaldson Co., Inc.	91,502	0.3	3,930,011
Harsco Corp. *	310,534	0.3	4,378,529
Kennametal, Inc.	134,077	0.3	4,972,916
MRC Global, Inc. *	214,208	0.3	4,329,144
MSC Industrial Direct Co., Inc., Class A	41,726	0.3	4,197,218
Mueller Industries, Inc.	92,341	0.2	3,861,701
Regal Beloit Corp.	55,315	0.3	4,118,202
Spirit AeroSystems Holdings, Inc., Class A	66,123	0.3	4,073,838
Other Securities		10.2	161,804,698
		12.9	203,016,205

Commercial & Professional Services 4.7%
Copart, Inc. *	64,030	0.2	3,786,734
Other Securities		4.5	70,299,124
		4.7	74,085,858

Consumer Durables & Apparel 2.5%
Other Securities		2.5	39,766,681

Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 4.5%
Graham Holdings Co., Class B	7,222	0.2	3,887,241
Panera Bread Co., Class A *	16,327	0.2	3,768,272
The Wendy's Co.	269,438	0.2	3,755,966
Other Securities		3.9	59,571,667
		4.5	70,983,146

Diversified Financials 5.2%
LPL Financial Holdings, Inc.	106,452	0.3	4,209,112
Raymond James Financial, Inc.	52,811	0.3	4,148,832
Other Securities		4.6	73,015,008
		5.2	81,372,952

Energy 4.7%
McDermott International, Inc. *	497,988	0.2	3,665,192
Unit Corp. *	162,946	0.3	4,422,354
WPX Energy, Inc. *	312,077	0.3	4,025,793
Other Securities		3.9	61,766,707
		4.7	73,880,046

Food & Staples Retailing 0.9%
Other Securities		0.9	13,639,123

Food, Beverage & Tobacco 2.3%
Other Securities		2.3	36,330,146

Health Care Equipment & Services 3.5%
Envision Healthcare Corp. *	60,592	0.3	4,241,440
Other Securities		3.2	50,981,050
		3.5	55,222,490

Household & Personal Products 0.7%
Other Securities		0.7	10,268,566

Insurance 4.2%
Allied World Assurance Co. Holdings AG	82,204	0.3	4,342,015
Aspen Insurance Holdings Ltd.	70,296	0.3	3,940,091
Endurance Specialty Holdings Ltd.	41,033	0.2	3,813,197
Old Republic International Corp.	188,631	0.2	3,906,548
Primerica, Inc.	55,832	0.3	4,508,434
Validus Holdings Ltd.	74,215	0.3	4,279,237
Other Securities		2.6	40,401,865
		4.2	65,191,387

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Materials 7.4%
Chemtura Corp. *	111,200	0.2	3,686,280
Cliffs Natural Resources, Inc. *	1,099,124	0.7	11,716,662
Greif, Inc., Class A	65,450	0.2	3,732,613
Martin Marietta Materials, Inc.	18,336	0.3	3,959,659
Olin Corp.	130,835	0.3	4,066,352
Southern Copper Corp.	122,524	0.3	4,491,730
Tronox Ltd., Class A	227,770	0.3	3,947,254
Other Securities		5.1	79,991,485
		7.4	115,592,035

Media 2.0%
Other Securities		2.0	31,148,736

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Quintiles IMS Holdings, Inc. *	56,172	0.3	4,347,151
Other Securities		2.0	31,958,079
		2.3	36,305,230

Real Estate 9.7%
Mid-America Apartment Communities, Inc.	36,952	0.2	3,796,079
Other Securities		9.5	148,149,072
		9.7	151,945,151

Retailing 4.8%
Group 1 Automotive, Inc.	51,285	0.3	3,984,332
Other Securities		4.5	71,777,131
		4.8	75,761,463

Semiconductors & Semiconductor Equipment 2.9%
Advanced Micro Devices, Inc. *	431,849	0.4	6,244,536
ON Semiconductor Corp. *	305,363	0.3	4,620,142
Teradyne, Inc.	129,067	0.2	3,670,665
Other Securities		2.0	31,052,567
		2.9	45,587,910

Software & Services 5.7%
Science Applications International Corp.	45,911	0.3	3,992,880
Other Securities		5.4	85,480,002
		5.7	89,472,882

Technology Hardware & Equipment 4.5%
Insight Enterprises, Inc. *	108,336	0.3	4,589,113
Other Securities		4.2	65,903,657
		4.5	70,492,770

Telecommunication Services 0.7%
Windstream Holdings, Inc. (a)	571,851	0.3	4,271,731
Other Securities		0.4	6,846,750
		0.7	11,118,481

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 3.2%
Copa Holdings S.A., Class A	39,720	0.3	4,229,783
Landstar System, Inc.	43,648	0.2	3,788,646
SkyWest, Inc.	110,106	0.2	3,870,226
United Continental Holdings, Inc. *	54,898	0.3	4,067,393
Other Securities		2.2	34,174,659
		3.2	50,130,707

Utilities 3.1%
Other Securities		3.1	48,054,169
Total Common Stock
(Cost $1,366,836,996)			1,561,453,498

Other Investment Companies 1.8% of net assets

Money Market Fund 0.1%
Other Securities		0.1	891,901

Securities Lending Collateral 1.7%
Wells Fargo Government Money Market Fund, Select Class 0.48% (b)		1.7	27,296,525
Total Other Investment Companies
(Cost $28,188,426)			28,188,426

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $1,395,293,091 and the unrealized appreciation and depreciation were $236,648,364 and ($42,299,531), respectively, with a net unrealized appreciation of $194,348,833.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,089,127.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 03/17/17	100	6,925,000	(35,636)

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,561,453,498	$—	$—	$1,561,453,498
Other Investment Companies[1]	28,188,426	—	—	28,188,426
Total	$1,589,641,924	$—	$—	$1,589,641,924
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($35,636)	$—	$—	($35,636)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments, at value (cost $1,367,728,897) including securities on loan of $26,089,127		$1,562,345,399
Collateral invested for securities on loan, at value (cost $27,296,525)	+	27,296,525
Total investments, at value (cost $1,395,025,422)		1,589,641,924
Cash		4,588,125
Deposit with broker for futures contracts		181,500
Receivables:
Fund shares sold		12,326,353
Dividends		1,451,788
Income from securities on loan	+	79,998
Total assets		1,608,269,688
Liabilities
Collateral held for securities on loan		27,296,525
Payables:
Investments bought		12,142,140
Investment adviser fees		370,406
Variation margin on futures contracts	+	58,328
Total liabilities		39,867,399
Net Assets
Total assets		1,608,269,688
Total liabilities	–	39,867,399
Net assets		$1,568,402,289
Net Assets by Source
Capital received from investors		1,390,293,574
Net investment income not yet distributed		1,848,900
Net realized capital losses		(18,321,051)
Net unrealized capital appreciation		194,580,866

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,568,402,289		44,950,001		$34.89

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends (net of foreign withholding tax of $4,880)		$16,708,514
Securities on loan, net	+	858,313
Total investment income		17,566,827
Expenses
Investment adviser fees		3,203,597
Total expenses	–	3,203,597
Net investment income		14,363,230
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(10,472,893)
Net realized gains on in-kind redemptions		12,464,691
Net realized gains on futures contracts	+	601,854
Net realized gains		2,593,652
Net change in unrealized appreciation (depreciation) on investments		256,896,479
Net change in unrealized appreciation (depreciation) on futures contracts	+	(55,141)
Net change in unrealized appreciation (depreciation)	+	256,841,338
Net realized and unrealized gains		259,434,990
Increase in net assets resulting from operations		$273,798,220

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$14,363,230	$6,106,158
Net realized gains		2,593,652	1,371,574
Net change in unrealized appreciation (depreciation)	+	256,841,338	(75,127,788)
Increase (decrease) in net assets resulting from operations		273,798,220	(67,650,056)
Distributions to Shareholders
Distributions from net investment income		($12,680,080)	($5,384,415)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,300,000	$741,815,537	19,750,000	$576,824,584
Shares redeemed	+	(1,350,000)	(43,396,411)	(2,850,000)	(82,066,528)
Net transactions in fund shares		21,950,000	$698,419,126	16,900,000	$494,758,056
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,000,001	$608,865,023	6,100,001	$187,141,438
Total increase	+	21,950,000	959,537,266	16,900,000	421,723,585
End of period		44,950,001	$1,568,402,289	23,000,001	$608,865,023
Net investment income not yet distributed			$1,848,900		$823,995

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$22.08	$27.17	$28.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.74 [2]	0.70 [2]	0.30	0.36
Net realized and unrealized gains (losses)	3.79	(5.30)	(0.92) [3]	3.04
Total from investment operations	4.53	(4.60)	(0.62)	3.40
Less distributions:
Distributions from net investment income	(0.61)	(0.49)	(0.47)	(0.14)
Net asset value at end of period	$26.00	$22.08	$27.17	$28.26
Total return	20.62%	(17.02%)	(2.11%)	13.60% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32%	0.32% [5]
Net investment income (loss)	2.98%	2.80%	2.50%	4.00% [5]
Portfolio turnover rate[6]	11%	12%	11%	8% [4]
Net assets, end of period (x 1,000)	$1,928,861	$885,348	$290,670	$62,164

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	1,829,829,330	1,908,884,142
0.7%	Preferred Stock	13,105,712	12,860,832
0.7%	Other Investment Companies	13,948,811	13,948,811
100.4%	Total Investments	1,856,883,853	1,935,693,785
(0.4%)	Other Assets and Liabilities, Net		(6,832,668)
100.0%	Net Assets		1,928,861,117

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.0% of net assets

Australia 6.6%
Australia & New Zealand Banking Group Ltd.	409,661	0.5	9,732,506
BHP Billiton Ltd.	862,316	0.9	16,574,789
Commonwealth Bank of Australia	177,429	0.6	11,229,787
National Australia Bank Ltd.	369,821	0.5	9,095,935
Wesfarmers Ltd.	272,566	0.5	8,952,503
Westpac Banking Corp.	411,877	0.6	10,671,832
Other Securities		3.0	61,472,782
		6.6	127,730,134

Austria 0.4%
Other Securities		0.4	7,362,797

Belgium 0.7%
Other Securities		0.7	13,790,173

Canada 7.2%
Royal Bank of Canada	132,129	0.5	9,624,981
Suncor Energy, Inc.	323,549	0.5	10,101,364
Other Securities		6.2	119,148,199
		7.2	138,874,544

Denmark 0.8%
Other Securities		0.8	14,952,867

Finland 0.9%
Other Securities		0.9	17,367,705

France 9.5%
BNP Paribas S.A.	165,047	0.5	9,668,640
Engie S.A.	736,509	0.5	9,031,370
Orange S.A.	578,778	0.5	8,773,110
Security	Number of Shares	% of Net Assets	Value ($)
Sanofi	157,970	0.7	13,651,965
Total S.A.	674,674	1.7	33,730,546
Other Securities		5.6	109,044,000
		9.5	183,899,631

Germany 8.8%
Allianz SE - Reg'd	61,997	0.6	10,817,168
BASF SE	185,027	0.9	17,281,990
Bayer AG - Reg'd	87,184	0.5	9,616,209
Daimler AG - Reg'd	191,642	0.7	13,977,765
Deutsche Telekom AG - Reg'd	638,522	0.6	11,066,227
E.ON SE	1,470,024	0.6	11,443,559
Siemens AG - Reg'd	105,945	0.7	13,824,473
Other Securities		4.2	81,034,210
		8.8	169,061,601

Hong Kong 1.4%
Other Securities		1.4	26,963,783

Ireland 0.7%
Other Securities		0.7	13,406,949

Israel 0.4%
Other Securities		0.4	7,396,149

Italy 3.3%
Enel S.p.A.	2,472,481	0.6	10,645,649
Eni S.p.A.	1,160,537	0.9	17,905,868
Other Securities		1.8	34,149,201
		3.3	62,700,718

Japan 22.3%
Hitachi Ltd.	1,630,698	0.5	9,018,867
Honda Motor Co., Ltd.	364,765	0.6	11,374,761
Mitsubishi UFJ Financial Group, Inc.	1,597,834	0.5	10,545,119
Nippon Telegraph & Telephone Corp.	313,484	0.7	13,311,547
Toyota Motor Corp.	352,500	1.0	20,053,291
Other Securities		19.0	366,312,885
		22.3	430,616,470

Luxembourg 0.6%
ArcelorMittal *	939,912	0.4	8,299,616
Other Securities		0.2	3,475,448
		0.6	11,775,064

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Netherlands 5.1%
Royal Dutch Shell plc, A Shares	925,841	1.2	23,985,008
Royal Dutch Shell plc, B Shares	1,147,294	1.6	31,030,905
Other Securities		2.3	43,657,069
		5.1	98,672,982

New Zealand 0.1%
Other Securities		0.1	1,902,819

Norway 0.9%
Statoil A.S.A. (a)	470,474	0.4	8,354,124
Other Securities		0.5	9,465,509
		0.9	17,819,633

Portugal 0.2%
Other Securities		0.2	4,003,680

Singapore 0.8%
Other Securities		0.8	16,032,981

Spain 4.2%
Banco Santander S.A.	4,854,696	1.4	26,587,421
Repsol S.A.	572,415	0.4	8,515,474
Telefonica S.A.	1,650,247	0.9	16,920,026
Other Securities		1.5	29,020,969
		4.2	81,043,890

Sweden 2.4%
Other Securities		2.4	45,434,829

Switzerland 6.4%
Glencore plc *	4,267,488	0.9	17,102,346
Nestle S.A. - Reg'd	273,666	1.1	20,290,279
Novartis AG - Reg'd	205,034	0.8	16,051,391
Roche Holding AG	51,527	0.7	12,590,401
Other Securities		2.9	56,750,224
		6.4	122,784,641

United Kingdom 15.3%
Anglo American plc *	514,026	0.4	8,126,805
AstraZeneca plc	194,673	0.6	11,250,142
Barclays plc	3,277,698	0.5	9,238,410
BHP Billiton plc	573,800	0.5	9,264,628
BP plc	7,367,875	2.2	41,584,118
British American Tobacco plc	164,548	0.5	10,401,989
GlaxoSmithKline plc	578,141	0.6	11,856,351
HSBC Holdings plc	2,957,194	1.2	23,790,765
Rio Tinto plc	276,965	0.6	11,363,285
Vodafone Group plc	5,815,636	0.8	14,611,460
Other Securities		7.4	143,802,149
		15.3	295,290,102
Total Common Stock
(Cost $1,829,829,330)			1,908,884,142

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.7% of net assets

Germany 0.7%
Volkswagen AG	59,741	0.5	8,868,265
Other Securities		0.2	3,342,175
		0.7	12,210,440

Italy 0.0%
Other Securities		0.0	395,723

Spain 0.0%
Other Securities		0.0	254,669
Total Preferred Stock
(Cost $13,105,712)			12,860,832

Other Investment Companies 0.7% of net assets

United States 0.7%
Money Market Fund 0.1%
Other Securities		0.1	1,461,725

Securities Lending Collateral 0.6%
Wells Fargo Government Money Market Fund, Select Class 0.48% (c)		0.6	12,487,086
Total Other Investment Companies
(Cost $13,948,811)			13,948,811

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $1,859,937,009 and the unrealized appreciation and depreciation were $140,748,096 and ($64,991,320), respectively, with a net unrealized appreciation of $75,756,776.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,911,524.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE Index, e-mini, Long, expires 03/17/17	66	5,760,150	(4,012)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,718,453,290	$—	$—	$1,718,453,290
Australia [1]	97,620,411	—	—	97,620,411
Materials	30,070,379	—	39,344	30,109,723
Italy [1]	47,418,376	—	—	47,418,376
Banks	14,769,710	—	512,632	15,282,342
Preferred Stock[1]	12,860,832	—	—	12,860,832
Other Investment Companies[1]	13,948,811	—	—	13,948,811
Total	$1,935,141,809	$—	$551,976	$1,935,693,785
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($4,012)	$—	$—	($4,012)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments, at value (cost $1,844,396,767) including securities on loan of $11,911,524		$1,923,206,699
Collateral invested for securities on loan, at value (cost $12,487,086)	+	12,487,086
Total investments, at value (cost $1,856,883,853)		1,935,693,785
Deposit with broker for futures contracts		344,400
Foreign currency, at value (cost $620,887)		625,100
Receivables:
Investments sold		535,744
Fund shares sold		46,791,652
Dividends		5,204,875
Foreign tax reclaims		768,249
Income from securities on loan	+	58,952
Total assets		1,990,022,757
Liabilities
Collateral held for securities on loan		12,487,086
Payables:
Investments bought		48,214,874
Investment adviser fees		451,100
Variation margin on futures contracts	+	8,580
Total liabilities		61,161,640
Net Assets
Total assets		1,990,022,757
Total liabilities	–	61,161,640
Net assets		$1,928,861,117
Net Assets by Source
Capital received from investors		1,881,059,985
Net investment income not yet distributed		3,568,504
Net realized capital losses		(34,561,482)
Net unrealized capital appreciation		78,794,110

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,928,861,117		74,200,001		$26.00

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends (net of foreign withholding tax of $3,773,800)		$42,920,031
Securities on loan, net	+	503,752
Total investment income		43,423,783
Expenses
Investment adviser fees		4,206,891
Total expenses	–	4,206,891
Net investment income		39,216,892
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(25,262,580)
Net realized gains on futures contracts		560,466
Net realized losses on foreign currency transactions	+	(316,339)
Net realized losses		(25,018,453)
Net change in unrealized appreciation (depreciation) on investments		219,417,888
Net change in unrealized appreciation (depreciation) on futures contracts		6,347
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(2,339)
Net change in unrealized appreciation (depreciation)	+	219,421,896
Net realized and unrealized gains		194,403,443
Increase in net assets resulting from operations		$233,620,335

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$39,216,892	$18,366,877
Net realized losses		(25,018,453)	(8,438,472)
Net change in unrealized appreciation (depreciation)	+	219,421,896	(145,661,363)
Increase (decrease) in net assets resulting from operations		233,620,335	(135,732,958)
Distributions to Shareholders
Distributions from net investment income		($37,964,160)	($16,183,231)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		34,100,000	$847,856,850	29,400,000	$746,594,038
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		34,100,000	$847,856,850	29,400,000	$746,594,038
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,100,001	$885,348,092	10,700,001	$290,670,243
Total increase	+	34,100,000	1,043,513,025	29,400,000	594,677,849
End of period		74,200,001	$1,928,861,117	40,100,001	$885,348,092
Net investment income not yet distributed			$3,568,504		$2,624,284

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$24.81	$27.22	$27.75	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.55 [2]	0.43 [2]	0.41	0.15
Net realized and unrealized gains (losses)	5.18	(2.49)	(0.53) [3]	2.78
Total from investment operations	5.73	(2.06)	(0.12)	2.93
Less distributions:
Distributions from net investment income	(0.55)	(0.35)	(0.41)	(0.18)
Net asset value at end of period	$29.99	$24.81	$27.22	$27.75
Total return	23.26%	(7.64%)	(0.32%)	11.73% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.46%	0.46%	0.46%	0.46% [5]
Net investment income (loss)	1.94%	1.65%	1.73%	1.09% [5]
Portfolio turnover rate[6]	25%	22%	21%	18% [4]
Net assets, end of period (x 1,000)	$866,749	$379,667	$68,046	$24,977

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	787,743,443	862,091,454
0.3%	Preferred Stock	2,208,062	2,365,681
1.2%	Other Investment Companies	10,242,621	10,242,621
100.9%	Total Investments	800,194,126	874,699,756
(0.9%)	Other Assets and Liabilities, Net		(7,950,853)
100.0%	Net Assets		866,748,903

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets

Australia 5.9%
Computershare Ltd.	143,093	0.2	1,486,330
Dexus Property Group	182,828	0.2	1,326,955
Fairfax Media Ltd.	1,883,465	0.2	1,368,456
Goodman Group	235,179	0.2	1,365,171
Myer Holdings Ltd.	1,415,469	0.2	1,371,237
OZ Minerals Ltd.	252,126	0.2	1,802,778
Qantas Airways Ltd.	564,154	0.2	1,626,561
Other Securities		4.5	40,406,023
		5.9	50,753,511

Austria 0.9%
Other Securities		0.9	8,237,551

Belgium 1.2%
Other Securities		1.2	10,170,316

Canada 8.0%
Waste Connections, Inc.	30,517	0.3	2,667,026
Other Securities		7.7	66,932,249
		8.0	69,599,275

Denmark 1.3%
FLSmidth & Co. A/S	31,074	0.2	1,528,157
Other Securities		1.1	10,102,285
		1.3	11,630,442

Finland 1.5%
Other Securities		1.5	13,432,223

Security	Number of Shares	% of Net Assets	Value ($)
France 3.6%
Edenred	59,477	0.2	1,349,957
Neopost S.A.	48,106	0.2	1,453,268
Other Securities		3.2	28,397,035
		3.6	31,200,260

Germany 3.2%
Covestro AG	17,795	0.2	1,343,860
Other Securities		3.0	26,250,654
		3.2	27,594,514

Hong Kong 4.4%
Hang Lung Properties Ltd.	545,559	0.2	1,377,523
Orient Overseas International Ltd.	251,316	0.2	1,474,721
Other Securities		4.0	35,002,254
		4.4	37,854,498

Ireland 0.9%
Other Securities		0.9	7,516,486

Israel 1.1%
Other Securities		1.1	9,506,973

Italy 2.7%
A2A S.p.A.	995,985	0.2	1,387,475
Mediobanca S.p.A.	165,759	0.2	1,332,465
Other Securities		2.3	20,467,579
		2.7	23,187,519

Japan 39.2%
EDION Corp. (a)	149,221	0.2	1,365,709
FamilyMart UNY Holdings Co., Ltd.	46,154	0.3	2,829,838
Fujikura Ltd.	223,796	0.2	1,668,194
Fukuoka Financial Group, Inc.	295,784	0.2	1,385,269
Hitachi Chemical Co., Ltd.	60,476	0.2	1,710,744
Hitachi High-Technologies Corp.	34,276	0.2	1,433,719
Hitachi Metals Ltd.	102,738	0.2	1,469,194
Kinden Corp.	107,981	0.2	1,460,207
Konami Holdings Corp.	37,752	0.2	1,599,361
Minebea Mitsumi, Inc.	200,193	0.3	2,476,356
Mitsubishi Gas Chemical Co., Inc.	97,683	0.2	2,065,674
Morinaga Milk Industry Co., Ltd.	174,374	0.2	1,352,787
Nichirei Corp.	61,286	0.2	1,433,485
Nissin Foods Holdings Co., Ltd.	23,791	0.2	1,337,493
NOK Corp.	62,883	0.2	1,441,051
North Pacific Bank Ltd.	415,127	0.2	1,729,000

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
NTN Corp.	312,174	0.2	1,559,684
The Chiba Bank Ltd.	215,497	0.2	1,511,956
Tokuyama Corp. *	367,727	0.2	1,768,219
Toyoda Gosei Co., Ltd.	60,721	0.2	1,554,319
Yaskawa Electric Corp.	70,366	0.2	1,324,492
Yokogawa Electric Corp.	92,316	0.2	1,443,095
Other Securities		34.6	303,855,533
		39.2	339,775,379

Luxembourg 0.5%
APERAM S.A.	27,795	0.2	1,417,973
Ternium S.A. ADR	50,961	0.2	1,351,486
Other Securities		0.1	1,789,159
		0.5	4,558,618

Netherlands 2.1%
X5 Retail Group N.V. GDR - Reg’d *	47,708	0.2	1,445,552
Other Securities		1.9	16,900,121
		2.1	18,345,673

New Zealand 1.0%
Other Securities		1.0	8,909,818

Norway 1.5%
Other Securities		1.5	12,911,954

Portugal 0.4%
Other Securities		0.4	3,475,960

Singapore 2.0%
City Developments Ltd.	204,696	0.2	1,386,058
Other Securities		1.8	16,081,415
		2.0	17,467,473

Spain 1.7%
Acerinox S.A.	94,889	0.2	1,352,622
Other Securities		1.5	13,423,388
		1.7	14,776,010

Sweden 2.1%
Husqvarna AB, B Shares	170,838	0.2	1,467,239
Other Securities		1.9	16,706,293
		2.1	18,173,532

Switzerland 3.1%
Other Securities		3.1	26,706,775

United Kingdom 11.1%
Evraz plc *	543,788	0.2	1,559,094
IHS Markit Ltd. *	37,203	0.2	1,480,679
KAZ Minerals plc *	364,345	0.3	2,389,370
Melrose Industries plc	811,714	0.2	2,154,032
Security	Number of Shares	% of Net Assets	Value ($)
Vedanta Resources plc	201,383	0.2	2,157,675
Other Securities		10.0	86,565,844
		11.1	96,306,694
Total Common Stock
(Cost $787,743,443)			862,091,454

Preferred Stock 0.3% of net assets

Germany 0.3%
Other Securities		0.3	2,056,637

Sweden 0.0%
Other Securities		0.0	309,044
Total Preferred Stock
(Cost $2,208,062)			2,365,681

Other Investment Companies 1.2% of net assets

United States 1.2%
Money Market Fund 0.1%
Other Securities		0.1	762,104

Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 0.48% (c)		1.1	9,480,517
Total Other Investment Companies
(Cost $10,242,621)			10,242,621

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $805,578,924 and the unrealized appreciation and depreciation were $94,261,623 and ($25,140,791), respectively, with a net unrealized appreciation of $69,120,832.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,888,910.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE Index, e-mini, Long, expires 03/17/17	28	2,443,700	(4,672)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$824,236,956	$—	$— *	$824,236,956
Hong Kong[1]	35,496,824	—	—	35,496,824
Materials	1,735,791	—	621,883	2,357,674
Preferred Stock[1]	2,365,681	—	—	2,365,681
Other Investment Companies[1]	10,242,621	—	—	10,242,621
Total	$874,077,873	$—	$621,883	$874,699,756
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($4,672)	$—	$—	($4,672)
*	Level 3 amount shown includes securities determined to have no value at February 28, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments, at value (cost $790,713,609) including securities on loan of $8,888,910		$865,219,239
Collateral invested for securities on loan, at value (cost $9,480,517)	+	9,480,517
Total investments, at value (cost $800,194,126)		874,699,756
Deposit with broker for futures contracts		193,199
Foreign currency, at value (cost $190,081)		190,256
Receivables:
Fund shares sold		17,956,689
Dividends		980,249
Foreign tax reclaims		156,030
Income from securities on loan	+	24,131
Total assets		894,200,310
Liabilities
Collateral held for securities on loan		9,480,517
Payables:
Investments bought		17,679,828
Investment adviser fees		287,422
Variation margin on futures contracts	+	3,640
Total liabilities		27,451,407
Net Assets
Total assets		894,200,310
Total liabilities	–	27,451,407
Net assets		$866,748,903
Net Assets by Source
Capital received from investors		811,822,126
Distributions in excess of net investment income		(2,221,772)
Net realized capital losses		(17,360,139)
Net unrealized capital appreciation		74,508,688

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$866,748,903		28,900,001		$29.99

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends (net of foreign withholding tax of $1,316,303)		$13,392,495
Interest		2,652
Securities on loan, net	+	328,079
Total investment income		13,723,226
Expenses
Investment adviser fees		2,625,077
Total expenses	–	2,625,077
Net investment income		11,098,149
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(13,211,357)
Net realized gains on in-kind redemptions		3,124,985
Net realized gains on futures contracts		46,564
Net realized gains on foreign currency transactions	+	1,494
Net realized losses		(10,038,314)
Net change in unrealized appreciation (depreciation) on investments		109,298,358
Net change in unrealized appreciation (depreciation) on futures contracts		(4,672)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	5,175
Net change in unrealized appreciation (depreciation)	+	109,298,861
Net realized and unrealized gains		99,260,547
Increase in net assets resulting from operations		$110,358,696

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$11,098,149	$4,646,894
Net realized losses		(10,038,314)	(2,673,320)
Net change in unrealized appreciation (depreciation)	+	109,298,861	(36,748,503)
Increase (decrease) in net assets resulting from operations		110,358,696	(34,774,929)
Distributions to Shareholders
Distributions from net investment income		($13,315,200)	($4,911,780)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,100,000	$403,432,348	13,100,000	$359,784,798
Shares redeemed	+	(500,000)	(13,394,058)	(300,000)	(8,476,621)
Net transactions in fund shares		13,600,000	$390,038,290	12,800,000	$351,308,177
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,300,001	$379,667,117	2,500,001	$68,045,649
Total increase	+	13,600,000	487,081,786	12,800,000	311,621,468
End of period		28,900,001	$866,748,903	15,300,001	$379,667,117
Distributions in excess of net investment income			($2,221,772)		($333,473)

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$17.78	$24.16	$24.98	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.49 [2]	0.57 [2]	0.37	0.12
Net realized and unrealized gains (losses)	8.18	(6.58)	(0.87)	(0.00) [3]
Total from investment operations	8.67	(6.01)	(0.50)	0.12
Less distributions:
Distributions from net investment income	(0.39)	(0.37)	(0.32)	(0.14)
Net asset value at end of period	$26.06	$17.78	$24.16	$24.98
Total return	49.03%	(24.92%)	(1.98%)	0.45% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.46%	0.46%	0.46%	0.46% [5]
Net investment income (loss)	2.14%	2.80%	2.20%	1.01% [5]
Portfolio turnover rate[6]	14%	20%	13%	6% [4]
Net assets, end of period (x 1,000)	$1,011,273	$359,092	$96,642	$22,482

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
86.2%	Common Stock	775,409,528	871,196,104
13.5%	Preferred Stock	87,593,754	136,810,047
0.0%	Rights	—	13,961
0.1%	Other Investment Company	1,388,488	1,388,488
99.8%	Total Investments	864,391,770	1,009,408,600
0.2%	Other Assets and Liabilities, Net		1,864,791
100.0%	Net Assets		1,011,273,391

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 86.2% of net assets

Brazil 7.9%
Ambev S.A.	879,216	0.5	5,041,856
Banco do Brasil S.A.	1,006,576	1.1	10,709,632
Petroleo Brasileiro S.A. *	3,377,007	1.7	17,324,665
Vale S.A.	2,083,289	2.2	21,911,031
Other Securities		2.4	24,894,555
		7.9	79,881,739

Chile 0.6%
Other Securities		0.6	5,895,548

China 15.6%
Bank of China Ltd., H Shares	24,842,539	1.2	12,577,367
China Construction Bank Corp., H Shares	30,651,836	2.5	25,232,399
China Mobile Ltd.	1,514,301	1.7	16,698,873
China Petroleum & Chemical Corp., H Shares	20,588,295	1.6	15,966,806
CNOOC Ltd.	7,485,040	0.9	8,851,930
Industrial & Commercial Bank of China Ltd., H Shares	23,966,519	1.6	15,715,345
PetroChina Co., Ltd., H Shares	10,877,830	0.8	8,281,918
Other Securities		5.3	54,267,031
		15.6	157,591,669

Colombia 0.4%
Other Securities		0.4	4,232,065

Czech Republic 0.2%
Other Securities		0.2	2,102,156

Security	Number of Shares	% of Net Assets	Value ($)
Greece 0.7%
Other Securities		0.7	7,420,076

Hungary 0.4%
Other Securities		0.4	4,339,119

India 4.1%
Reliance Industries Ltd. GDR	244,614	0.9	9,026,257
Other Securities		3.2	32,044,966
		4.1	41,071,223

Indonesia 1.3%
Other Securities		1.3	12,814,486

Malaysia 1.7%
Other Securities		1.7	16,783,709

Mexico 2.6%
America Movil S.A.B. de C.V., Series L	9,016,525	0.6	5,750,119
Other Securities		2.0	20,452,426
		2.6	26,202,545

Peru 0.1%
Other Securities		0.1	1,161,065

Philippines 0.1%
Other Securities		0.1	1,225,597

Poland 2.3%
KGHM Polska Miedz S.A.	176,333	0.6	5,602,216
Polski Koncern Naftowy Orlen S.A.	253,244	0.6	5,875,254
Other Securities		1.1	11,336,533
		2.3	22,814,003

Republic of Korea 16.6%
Hyundai Heavy Industries Co., Ltd. *	34,573	0.5	5,029,634
Hyundai Mobis Co., Ltd.	21,528	0.5	4,854,866
Hyundai Motor Co.	70,320	0.9	9,297,228
Kia Motors Corp.	160,658	0.5	5,434,595
LG Chem Ltd.	17,663	0.4	4,420,632
LG Display Co., Ltd.	178,244	0.4	4,319,156
LG Electronics, Inc.	95,849	0.5	5,068,999
POSCO	54,819	1.4	13,744,140

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Samsung Electronics Co., Ltd.	32,190	5.4	54,715,171
Shinhan Financial Group Co., Ltd.	126,613	0.5	5,229,120
SK Hynix, Inc.	146,341	0.6	6,043,886
SK Innovation Co., Ltd.	46,665	0.6	6,376,071
Other Securities		4.4	43,077,556
		16.6	167,611,054

Russia 11.4%
Gazprom PAO *	17,068,183	3.9	39,138,999
LUKOIL PJSC *	547,300	2.9	28,902,741
MMC Norilsk Nickel PJSC *	26,261	0.4	4,184,323
Mobile TeleSystems PJSC *	879,250	0.4	4,145,258
Sberbank of Russia PJSC *	1,874,790	0.5	5,004,895
Surgutneftegas *	20,623,667	1.0	10,374,261
Tatneft PAO *	852,471	0.5	4,973,796
Other Securities		1.8	18,988,109
		11.4	115,712,382

South Africa 5.9%
MTN Group Ltd.	1,144,295	1.0	10,479,747
Sasol Ltd.	330,315	0.9	9,419,533
Standard Bank Group Ltd.	460,318	0.5	5,039,919
Other Securities		3.5	35,213,720
		5.9	60,152,919

Taiwan 11.4%
Hon Hai Precision Industry Co., Ltd.	6,334,911	1.8	18,454,100
Innolux Corp.	10,236,000	0.4	4,164,565
Taiwan Semiconductor Manufacturing Co., Ltd.	2,823,352	1.7	17,368,253
Other Securities		7.5	75,633,625
		11.4	115,620,543

Thailand 1.6%
PTT PCL NVDR	542,900	0.6	6,174,709
Other Securities		1.0	9,608,526
		1.6	15,783,235

Turkey 1.2%
Other Securities		1.2	11,897,166

United Arab Emirates 0.1%
Other Securities		0.1	883,805
Total Common Stock
(Cost $775,409,528)			871,196,104

Preferred Stock 13.5% of net assets

Brazil 10.9%
Banco Bradesco S.A.	1,035,385	1.1	11,122,651
Companhia Energetica de Minas Gerais	1,559,929	0.5	5,360,219
Gerdau S.A.	1,658,356	0.7	6,903,153
Itau Unibanco Holding S.A.	1,436,673	1.8	18,486,024
Metalurgica Gerdau S.A. *	2,738,901	0.5	5,159,100
Petroleo Brasileiro S.A. *	5,048,549	2.4	24,634,193
Security	Number of Shares	% of Net Assets	Value ($)
Vale S.A.	2,838,923	2.8	28,754,248
Other Securities		1.1	10,389,994
		10.9	110,809,582

Colombia 0.1%
Other Securities		0.1	1,106,629

Republic of Korea 1.1%
Samsung Electronics Co., Ltd.	5,886	0.8	7,787,270
Other Securities		0.3	3,006,826
		1.1	10,794,096

Russia 1.4%
AK Transneft OAO *	3,551	1.1	11,238,871
Other Securities		0.3	2,860,869
		1.4	14,099,740
Total Preferred Stock
(Cost $87,593,754)			136,810,047

Rights 0.0% of net assets

Brazil 0.0%
Other Securities		0.0	13,961
Total Rights
(Cost $—)			13,961

Other Investment Company 0.1% of net assets

United States 0.1%
Money Market Fund 0.1%
Other Securities		0.1	1,388,488
Total Other Investment Company
(Cost $1,388,488)			1,388,488

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $878,316,139 and the unrealized appreciation and depreciation were $149,397,717 and ($18,305,256), respectively, with a net unrealized appreciation of $131,092,461.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg'd —	Registered

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Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2017 (continued)

In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI Emerging Markets Index, e-mini, Long, expires 03/17/17	83	3,862,820	(6,246)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2017 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$871,196,104	$—	$—	$871,196,104
Preferred Stock[1]	136,810,047	—	—	136,810,047
Rights [1]	—	—	13,961	13,961
Other Investment Company[1]	1,388,488	—	—	1,388,488
Total	$1,009,394,639	$—	$13,961	$1,009,408,600
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($6,246)	$—	$—	($6,246)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2017.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2017
Assets
Investments, at value (cost $864,391,770)		$1,009,408,600
Deposit with broker for futures contracts		254,000
Foreign currency, at value (cost $438,335)		440,152
Receivables:
Dividends	+	3,059,821
Total assets		1,013,162,573
Liabilities
Payables:
Investments bought		1,010,131
Investment adviser fees		349,257
Foreign capital gains tax		496,594
Variation margin on futures contracts	+	33,200
Total liabilities		1,889,182
Net Assets
Total assets		1,013,162,573
Total liabilities	–	1,889,182
Net assets		$1,011,273,391
Net Assets by Source
Capital received from investors		885,784,783
Net investment income not yet distributed		1,230,119
Net realized capital losses		(20,413,962)
Net unrealized capital appreciation		144,672,451

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,011,273,391		38,800,001		$26.06

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Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Operations

For the period March 1, 2016 through February 28, 2017
Investment Income
Dividends (net of foreign withholding tax of $2,557,477)		$16,681,567
Securities on loan, net	+	563
Total investment income		16,682,130
Expenses
Investment adviser fees		2,955,225
Total expenses	–	2,955,225
Net investment income		13,726,905
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gains tax of $39,232)		(9,777,551)
Net realized gains on futures contracts		329,104
Net realized losses on foreign currency transactions	+	(136,393)
Net realized losses		(9,584,840)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $496,594)		225,919,919
Net change in unrealized appreciation (depreciation) on futures contracts		(9,516)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	213,703
Net change in unrealized appreciation (depreciation)	+	226,124,106
Net realized and unrealized gains		216,539,266
Increase in net assets resulting from operations		$230,266,171

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/16-2/28/17		3/1/15-2/29/16
Net investment income		$13,726,905	$7,336,753
Net realized losses		(9,584,840)	(10,486,500)
Net change in unrealized appreciation (depreciation)	+	226,124,106	(78,840,410)
Increase (decrease) in net assets resulting from operations		230,266,171	(81,990,157)
Distributions to Shareholders
Distributions from net investment income		($12,995,400)	($6,556,080)

Transactions in Fund Shares
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		18,600,000	$434,910,865	16,500,000	$357,682,826
Shares redeemed	+	—	—	(300,000)	(6,686,539)
Net transactions in fund shares		18,600,000	$434,910,865	16,200,000	$350,996,287
Shares Outstanding and Net Assets
		3/1/16-2/28/17		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		20,200,001	$359,091,755	4,000,001	$96,641,705
Total increase	+	18,600,000	652,181,636	16,200,000	262,450,050
End of period		38,800,001	$1,011,273,391	20,200,001	$359,091,755
Net investment income not yet distributed			$1,230,119		$671,682

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Index ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Small-Cap ETF™
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. Dividend Equity ETF™
Schwab Fundamental U.S. Small Company Index ETF	Schwab U.S. REIT ETF™
Schwab Fundamental International Large Company Index ETF	Schwab International Equity ETF™
Schwab Fundamental International Small Company Index ETF	Schwab International Small-Cap Equity ETF™
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab Emerging Markets Equity ETF™
Schwab U.S. Broad Market ETF™	Schwab U.S. TIPS ETF™
Schwab U.S. Large-Cap ETF™	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF™	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Value ETF™	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Mid-Cap ETF™
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of February 28, 2017 are disclosed in the Condensed Portfolio Holdings.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of February 28, 2017, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 28, 2017, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Effective March 1, 2017, the advisory fees will include interest expenses, which were previously excluded.
(f) Distributions to Shareholders:
Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF generally make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF generally make distributions from net investment income, if any, annually. All funds generally make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2017, if any, are reflected in each fund's Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

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Financial Notes (continued)

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments—mid- or small-cap stocks, for instance—a fund’s large-cap holdings could reduce performance.
Mid-Cap Risk. Certain funds invest in mid-cap stocks. Mid-cap stocks tend to go in and out of favor based on market and economic conditions. Stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—a fund’s mid-cap holdings could reduce performance.
Small-Cap Risk. Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large- or mid-cap stocks, for instance—a fund’s small-cap holdings could reduce performance.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs), and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund's investments in a single country or a limited number of countries represent a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and the fund may be subject to increased price volatility.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.

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Financial Notes (continued)

3. Risk Factors (continued):
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund's use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. A fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or a fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation (CSC), serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
0.32%	0.32%	0.32%	0.32%	0.46%	0.46%
Subsequent to the reporting period ended February 28, 2017, and effective March 1, 2017, the advisory fees of the funds were reduced as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
0.25%	0.25%	0.25%	0.25%	0.39%	0.39%
The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of CSC if that company is included in its index. Below is the summary of investment activities involving CSC shares owned by the funds during the report period:
Fund	Balance of Shares Held at 2/29/16	Gross Purchases	Gross Sales	Balance of Shares Held at 2/28/17	Market Value at 2/28/17	Realized Gains(Losses) 3/1/16 to 2/28/17	Dividends Received 3/1/16 to 2/28/17
Schwab Fundamental U.S. Broad Market Index ETF	2,712	748	—	3,460	$139,819	$—	$888
Schwab Fundamental U.S. Large Company Index ETF	17,086	16,812	(2,519)	31,379	1,268,025	3,669	7,347
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2017, each fund's total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental U.S. Broad Market Index ETF	$6,415,632	($1,799,942)
Schwab Fundamental U.S. Large Company Index ETF	46,582,872	(1,561,321)
Schwab Fundamental U.S. Small Company Index ETF	19,824,916	(2,322,004)
Schwab Fundamental International Large Company Index ETF	30,713,884	(1,219,900)
Schwab Fundamental International Small Company Index ETF	5,519,191	(1,198,059)
Schwab Fundamental Emerging Markets Large Company Index ETF	8,852,748	(652,584)
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2017 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2017, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab Fundamental U.S. Broad Market Index ETF	$569,352	5
Schwab Fundamental U.S. Large Company Index ETF	3,653,972	34
Schwab Fundamental U.S. Small Company Index ETF	2,409,577	27
Schwab Fundamental International Large Company Index ETF	5,578,535	67
Schwab Fundamental International Small Company Index ETF	1,326,080	16
Schwab Fundamental Emerging Markets Large Company Index ETF	1,623,095	36

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Financial Notes (continued)

9. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 28, 2017, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$23,987,028	$20,010,548
Schwab Fundamental U.S. Large Company Index ETF	185,076,170	150,651,163
Schwab Fundamental U.S. Small Company Index ETF	275,557,616	231,296,913
Schwab Fundamental International Large Company Index ETF	165,082,402	149,837,443
Schwab Fundamental International Small Company Index ETF	151,060,573	145,297,708
Schwab Fundamental Emerging Markets Large Company Index ETF	440,937,665	90,654,412

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended February 28, 2017 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$52,232,037	$—
Schwab Fundamental U.S. Large Company Index ETF	1,019,334,268	19,424,181
Schwab Fundamental U.S. Small Company Index ETF	714,845,567	27,332,230
Schwab Fundamental International Large Company Index ETF	834,467,017	—
Schwab Fundamental International Small Company Index ETF	395,085,443	13,132,336
Schwab Fundamental Emerging Markets Large Company Index ETF	84,144,146	—
For the period ended February 28, 2017, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2017 are disclosed in the funds' Statements of Operations, if any.

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Financial Notes (continued)

11. Federal Income Taxes
As of February 28, 2017, the components of distributable earnings on a tax-basis were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Undistributed ordinary income	$771,165	$6,668,851	$2,008,589	$5,004,371	$1,884,696	$2,496,125
Undistributed long-term capital gains	—	—	—	—	—	—
Unrealized appreciation	40,069,551	249,977,534	236,648,364	140,748,096	94,261,623	149,397,717
Unrealized depreciation	(7,755,664)	(37,971,543)	(42,299,531)	(64,991,320)	(25,140,791)	(18,305,256)
Other unrealized appreciation (depreciation)	—	—	—	7,440	7,730	(338,133)
Net unrealized appreciation (depreciation)	$32,313,887	$212,005,991	$194,348,833	$75,764,216	$69,128,562	$130,754,328
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2017, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
No expiration	$2,886,323	$9,735,348	$18,248,707	$32,967,455	$16,086,481	$7,761,845
Total	$2,886,323	$9,735,348	$18,248,707	$32,967,455	$16,086,481	$7,761,845
For the year ended February 28, 2017, the funds had no capital loss carryforwards utilized.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2017, the funds had no capital or late-year ordinary losses deferred.
The tax-basis components of distributions paid during the current period were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Current period distributions
Ordinary income	$4,414,601	$29,673,625	$12,680,080	$37,964,160	$13,315,200	$12,995,400
Long-term capital gains	—	—	—	—	—	—
Prior period distributions
Ordinary income	$4,591,356	$14,147,221	$5,384,415	$16,183,231	$4,911,780	$6,556,080
Long-term capital gains	—	—	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

11. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2017, the funds made the following reclassifications:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Capital shares	$1,506	$4,936,912	$12,457,558	$—	$3,039,110	$—
Undistributed net investment income	(98,274)	(560,812)	(658,245)	(308,512)	328,752	(173,068)
Net realized gains and losses	96,768	(4,376,100)	(11,799,313)	308,512	(3,367,862)	173,068
For the period ended February 28, 2017, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Net realized gains and losses reclassified to capital received from investors	$—	$4,938,639	$12,464,691	$—	$3,124,985	$—
As of February 28, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2017, the funds did not incur any interest or penalties.

12. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Fundamental Index ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of:
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and authorized participants, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 17, 2017

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended February 28, 2017, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	3,516,572	46,668,937
Schwab Fundamental International Small Company Index ETF	1,280,964	14,695,607
Schwab Fundamental Emerging Markets Large Company Index ETF	2,498,168	19,232,780
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended February 28, 2017 qualify for the corporate dividends received deduction:
Schwab Fundamental U.S. Broad Market Index ETF	100.00%
Schwab Fundamental U.S. Large Company Index ETF	100.00%
Schwab Fundamental U.S. Small Company Index ETF	77.43%
Schwab Fundamental International Large Company Index ETF	0.04%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%
For the period ended February 28, 2017, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amount for use in preparing their 2017 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$4,414,601
Schwab Fundamental U.S. Large Company Index ETF	29,673,625
Schwab Fundamental U.S. Small Company Index ETF	10,314,122
Schwab Fundamental International Large Company Index ETF	41,472,855
Schwab Fundamental International Small Company Index ETF	11,393,706
Schwab Fundamental Emerging Markets Large Company Index ETF	11,585,404

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2017
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab Fundamental U.S. Broad Market Index ETF
Commencement of trading
8/15/13 through 2/28/17	601	—	—	—	141	—	—	—
Schwab Fundamental U.S. Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/17	526	—	—	—	110	—	—	—
Schwab Fundamental U.S. Small Company Index ETF
Commencement of trading
8/15/13 through 2/28/17	569	—	—	—	111	—	—	—
Schwab Fundamental International Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/17	284	370	111	2	85	19	7	—
Schwab Fundamental International Small Company Index ETF
Commencement of trading
8/15/13 through 2/28/17	246	342	169	5	84	25	11	1
Schwab Fundamental Emerging Markets Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/17	277	277	121	8	119	43	19	1

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
At a meeting held on January 18, 2017, the Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the approval of an amended and restated investment advisory agreement (the Amended Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF (the Funds) to reflect (i) a reduction to the rate paid by the
Trust to CSIM as compensation for CSIM’s services rendered to the Funds; and (ii) a change that would make CSIM responsible for the interest expenses resulting from the Funds’ operations. The Board reviewed materials provided by CSIM relating to these changes (including a representation by CSIM that the changes will not result in any reduction in the nature and level of services provided to the Funds by CSIM) and also took into account the extensive information that the Board reviewed and the conclusions it reached at its May and June 2016 meetings, in connection with its annual consideration and approval of the continuation of the Funds’ investment advisory agreement. Because the Board had conducted a full review of the Funds’ investment advisory agreement in the spring of 2016, and intends to conduct another such review in the spring of 2017, it limited its discussions in January 2017 primarily to the proposed changes to the agreement.
Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, approved the Amended Agreement with respect to the Funds effective March 1, 2017 through June 30, 2017 and concluded that the compensation payable by the Funds to CSIM under the Amended Agreement is fair and reasonable in light of the services CSIM renders to (and the expenses it bears relating to) the Funds and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 110 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	110	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	110	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	110	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	110	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Schwab Fundamental Index ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	110	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	110	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	110	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	110	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	110	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Fundamental Index ETFs
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	110	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	110	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer (May 2007 – present), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	110	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000® Index  An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.
Russell Developed ex-U.S. Index  An index that measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States. The Russell Developed ex-US index is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
Russell RAFI Developed ex US Large Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Index  An index that selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell 3000 Index. Securities are grouped in order of decreasing company score for each index and each company receives a weight as a percentage of the sum of the weights of the individual securities within each index.
Russell RAFI US Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
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Schwab Fundamental Index ETFs  |  Annual Report

Notes

Schwab Fundamental Index ETFs
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2017 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

MFR79815-03
00191457

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-one operational series. Ten series have a fiscal year-end of August 31, four series have a fiscal year-end of December 31, and seven series have a fiscal year-end of February 28 (whose annual financial statements are reported in Item 1). Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifteen operational series, based on their respective 2016/2017 and 2015/2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016/2017	Fiscal Year 2015/2016	Fiscal Year 2016/2017	Fiscal Year 2015/2016	Fiscal Year 2016/2017	Fiscal Year 2015/2016	Fiscal Year 2016/2017	Fiscal Year 2015/2016
$ 488,203	$454,657	$0	$0	$80,863	$100,482	None	None

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016/2017: $80,863	2015/2016: $100,482

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Kiran M. Patel, Robert W. Burns, John F. Cogan and Kimberly S. Patmore.

Item 6: Schedule of Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF are filed under this Item.

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	230,881,625	263,077,794
0.3%	Other Investment Companies	854,320	854,320
100.1%	Total Investments	231,735,945	263,932,114
(0.1%)	Other Assets and Liabilities, Net		(147,520)
100.0%	Net Assets		263,784,594

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.3%
Adient plc *	1,260	84,584
American Axle & Manufacturing Holdings, Inc. *	686	13,597
BorgWarner, Inc.	3,600	151,884
Cooper Tire & Rubber Co.	954	38,589
Cooper-Standard Holding, Inc. *	216	24,192
Dana, Inc.	3,500	66,115
Delphi Automotive plc	2,091	159,188
Dorman Products, Inc. *	248	19,384
Ford Motor Co.	79,672	998,290
General Motors Co.	31,437	1,158,139
Gentex Corp.	2,496	52,491
Harley-Davidson, Inc.	2,303	129,843
LCI Industries	312	33,602
Lear Corp.	1,404	199,354
Standard Motor Products, Inc.	468	22,450
Tenneco, Inc. *	868	55,821
The Goodyear Tire & Rubber Co.	2,850	99,892
Thor Industries, Inc.	651	72,144
Tower International, Inc.	1,063	29,392
Visteon Corp. *	788	73,024
		3,481,975

Banks 5.8%
Associated Banc-Corp.	1,500	38,625
Astoria Financial Corp.	893	16,512
BancorpSouth, Inc.	424	13,144
Bank of America Corp.	82,974	2,047,798
Bank of Hawaii Corp.	624	52,703
BankUnited, Inc.	470	18,626
BB&T Corp.	7,802	376,212
BOK Financial Corp.	156	12,864
Capitol Federal Financial, Inc.	2,886	43,550
Cathay General Bancorp	171	6,717
CIT Group, Inc.	3,365	144,358
Citigroup, Inc.	34,570	2,067,632
Citizens Financial Group, Inc.	3,937	147,126
Comerica, Inc.	1,872	133,436
Commerce Bancshares, Inc.	708	41,786
Community Bank System, Inc.	156	9,268
Cullen/Frost Bankers, Inc.	548	50,674
CVB Financial Corp.	780	18,525
East West Bancorp, Inc.	624	33,771
EverBank Financial Corp.	429	8,340
Security	Number of Shares	Value ($)
F.N.B. Corp.	1,092	17,002
Fifth Third Bancorp	10,166	278,955
First Citizens BancShares, Inc., Class A	35	12,470
First Financial Bancorp	791	21,950
First Financial Bankshares, Inc.	405	17,820
First Horizon National Corp.	2,964	59,102
First Republic Bank	627	58,831
Fulton Financial Corp.	1,872	35,802
Glacier Bancorp, Inc.	470	17,352
Great Western Bancorp, Inc.	413	17,652
Hancock Holding Co.	412	19,549
Huntington Bancshares, Inc.	6,183	87,428
IBERIABANK Corp.	156	13,221
International Bancshares Corp.	624	23,743
JPMorgan Chase & Co.	38,743	3,510,891
KeyCorp	10,858	203,805
M&T Bank Corp.	1,276	213,054
MB Financial, Inc.	468	21,069
NBT Bancorp, Inc.	312	12,599
New York Community Bancorp, Inc.	6,084	92,964
Northwest Bancshares, Inc.	1,822	33,051
Ocwen Financial Corp. *	7,528	33,198
Old National Bancorp	624	11,450
PacWest Bancorp	195	10,745
People's United Financial, Inc.	3,120	59,904
PHH Corp. *	4,652	58,708
Popular, Inc.	2,028	89,354
PrivateBancorp, Inc.	280	15,848
Prosperity Bancshares, Inc.	226	16,846
Regions Financial Corp.	15,358	234,517
Signature Bank *	93	14,648
SunTrust Banks, Inc.	4,954	294,713
SVB Financial Group *	156	29,779
Synovus Financial Corp.	626	26,430
TCF Financial Corp.	2,184	38,002
The PNC Financial Services Group, Inc.	4,680	595,436
Trustmark Corp.	624	20,617
U.S. Bancorp	14,082	774,510
UMB Financial Corp.	221	17,419
Umpqua Holdings Corp.	1,000	18,810
United Bankshares, Inc.	468	20,943
Valley National Bancorp	2,184	27,016
Walter Investment Management Corp. *	3,682	12,519
Washington Federal, Inc.	936	31,684
Webster Financial Corp.	624	34,276
Wells Fargo & Co.	43,773	2,533,581
Westamerica Bancorp	265	15,330
Wintrust Financial Corp.	156	11,497
Zions Bancorp	2,104	94,470
		15,192,227

Capital Goods 8.7%
3M Co.	6,038	1,125,181
A.O. Smith Corp.	936	47,137
AAR Corp.	936	32,217
Actuant Corp., Class A	624	16,567
Acuity Brands, Inc.	159	33,597
AECOM *	2,840	103,234

1
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Aegion Corp. *	468	10,652
AGCO Corp.	2,028	123,546
Air Lease Corp.	651	25,343
Aircastle Ltd.	810	19,464
Albany International Corp., Class A	468	21,224
Allegion plc	539	39,126
Allison Transmission Holdings, Inc.	837	30,115
AMETEK, Inc.	1,254	67,678
Apogee Enterprises, Inc.	185	10,578
Applied Industrial Technologies, Inc.	938	59,141
Arconic, Inc.	8,050	231,759
Armstrong World Industries, Inc. *	1,806	83,076
Astec Industries, Inc.	312	19,709
AZZ, Inc.	173	10,146
B/E Aerospace, Inc.	468	29,765
Babcock & Wilcox Enterprises, Inc. *	742	12,243
Barnes Group, Inc.	624	31,269
Beacon Roofing Supply, Inc. *	468	21,266
Briggs & Stratton Corp.	1,092	23,369
BWX Technologies, Inc.	1,302	60,465
Carlisle Cos., Inc.	624	64,459
Caterpillar, Inc.	11,196	1,082,205
Chart Industries, Inc. *	366	13,026
Chicago Bridge & Iron Co. N.V.	1,663	55,827
CIRCOR International, Inc.	156	9,689
Colfax Corp. *	780	29,679
Comfort Systems USA, Inc.	723	27,582
Crane Co.	468	33,832
Cubic Corp.	389	20,442
Cummins, Inc.	2,917	433,145
Curtiss-Wright Corp.	624	61,046
Deere & Co.	7,385	808,584
DigitalGlobe, Inc. *	468	14,812
Donaldson Co., Inc.	1,488	63,910
Dover Corp.	2,676	214,348
Dycom Industries, Inc. *	344	28,270
Eaton Corp. plc	5,305	381,854
EMCOR Group, Inc.	1,248	76,727
Emerson Electric Co.	11,634	699,203
Encore Wire Corp.	468	22,230
EnerSys	468	35,910
EnPro Industries, Inc.	156	10,184
ESCO Technologies, Inc.	474	25,691
Esterline Technologies Corp. *	312	27,737
Fastenal Co.	2,579	129,027
Flowserve Corp.	2,529	117,472
Fluor Corp.	5,787	320,542
Fortive Corp.	1,610	92,816
Fortune Brands Home & Security, Inc.	982	56,789
Franklin Electric Co., Inc.	312	13,073
GATX Corp.	780	45,302
Generac Holdings, Inc. *	846	33,028
General Cable Corp.	3,155	52,689
General Dynamics Corp.	3,182	603,975
General Electric Co.	88,925	2,650,854
Graco, Inc.	468	42,476
Granite Construction, Inc.	936	49,617
Griffon Corp.	1,035	26,030
H&E Equipment Services, Inc.	630	16,531
Harsco Corp. *	4,762	67,144
HD Supply Holdings, Inc. *	334	14,362
HEICO Corp.	158	12,980
Herc Holdings, Inc. *	733	37,889
Hexcel Corp.	468	25,731
Hillenbrand, Inc.	624	22,682
Honeywell International, Inc.	5,697	709,276
Hubbell, Inc.	662	78,526
Huntington Ingalls Industries, Inc.	377	82,375
Security	Number of Shares	Value ($)
Hyster-Yale Materials Handling, Inc.	164	9,986
IDEX Corp.	468	43,145
Illinois Tool Works, Inc.	3,900	514,839
Ingersoll-Rand plc	3,435	272,602
Jacobs Engineering Group, Inc.	3,448	194,502
Johnson Controls International plc	12,602	528,528
Joy Global, Inc.	5,545	156,314
Kaman Corp.	312	16,152
KBR, Inc.	6,465	97,298
Kennametal, Inc.	1,811	67,170
KLX, Inc. *	840	42,286
L3 Technologies, Inc.	2,130	358,522
Lennox International, Inc.	361	59,428
Lincoln Electric Holdings, Inc.	780	65,684
Lindsay Corp.	77	6,165
Lockheed Martin Corp.	2,765	737,094
Masco Corp.	978	33,037
Masonite International Corp. *	156	12,184
MasTec, Inc. *	1,335	52,399
Moog, Inc., Class A *	468	31,627
MRC Global, Inc. *	3,058	61,802
MSC Industrial Direct Co., Inc., Class A	487	48,987
Mueller Industries, Inc.	1,481	61,935
MYR Group, Inc. *	676	25,357
Nordson Corp.	312	37,452
Northrop Grumman Corp.	3,003	742,011
NOW, Inc. *	3,518	67,335
Orbital ATK, Inc.	348	32,162
Oshkosh Corp.	1,955	132,725
Owens Corning	1,892	110,663
PACCAR, Inc.	4,138	276,460
Parker-Hannifin Corp.	1,820	281,809
Pentair plc	1,566	90,922
Primoris Services Corp.	660	16,408
Quanex Building Products Corp.	624	12,199
Quanta Services, Inc. *	3,901	145,585
Raven Industries, Inc.	885	26,152
Raytheon Co.	4,012	618,450
RBC Bearings, Inc. *	109	10,170
Regal Beloit Corp.	879	65,442
Rexnord Corp. *	559	12,393
Rockwell Automation, Inc.	1,162	175,578
Rockwell Collins, Inc.	1,560	149,120
Roper Technologies, Inc.	468	97,906
Rush Enterprises, Inc., Class A *	624	21,516
Simpson Manufacturing Co., Inc.	468	20,199
Snap-on, Inc.	468	79,406
Spirit AeroSystems Holdings, Inc., Class A	1,181	72,761
SPX Corp. *	3,196	84,310
SPX FLOW, Inc. *	811	27,574
Standex International Corp.	92	8,786
Stanley Black & Decker, Inc.	1,420	180,553
Teledyne Technologies, Inc. *	312	41,000
Tennant Co.	156	10,959
Terex Corp.	2,068	64,604
Textainer Group Holdings Ltd.	3,165	49,849
Textron, Inc.	3,233	152,921
The Boeing Co.	6,200	1,117,426
The Greenbrier Cos., Inc.	278	11,690
The Middleby Corp. *	165	22,887
The Timken Co.	2,148	94,942
The Toro Co.	1,248	75,142
Titan International, Inc.	3,028	40,091
TransDigm Group, Inc.	320	81,344
TriMas Corp. *	388	8,555
Trinity Industries, Inc.	3,476	93,296
Triumph Group, Inc.	1,493	41,505
Tutor Perini Corp. *	1,272	38,732

2
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
United Rentals, Inc. *	1,315	168,359
United Technologies Corp.	11,965	1,346,661
Universal Forest Products, Inc.	407	38,995
Valmont Industries, Inc.	388	61,013
W.W. Grainger, Inc.	893	221,428
WABCO Holdings, Inc. *	468	52,547
Wabtec Corp.	468	37,496
Watsco, Inc.	312	46,260
Watts Water Technologies, Inc., Class A	312	19,952
WESCO International, Inc. *	994	69,083
Woodward, Inc.	468	32,971
Xylem, Inc.	1,716	82,574
		23,044,817

Commercial & Professional Services 1.0%
ABM Industries, Inc.	1,404	57,269
ACCO Brands Corp. *	1,181	15,825
Brady Corp., Class A	811	31,021
CBIZ, Inc. *	1,098	14,603
CEB, Inc.	70	5,428
Cintas Corp.	731	86,265
Clean Harbors, Inc. *	521	30,197
Copart, Inc. *	889	52,575
Covanta Holding Corp.	2,346	38,005
Deluxe Corp.	624	45,920
Equifax, Inc.	626	82,075
Essendant, Inc.	1,755	27,957
FTI Consulting, Inc. *	784	31,548
G&K Services, Inc., Class A	312	29,484
Healthcare Services Group, Inc.	468	19,366
Herman Miller, Inc.	936	27,893
HNI Corp.	580	26,576
Huron Consulting Group, Inc. *	156	6,778
ICF International, Inc. *	312	13,400
Insperity, Inc.	180	14,985
Interface, Inc.	468	8,845
KAR Auction Services, Inc.	626	28,057
Kelly Services, Inc., Class A	1,716	36,688
Kforce, Inc.	624	16,068
Knoll, Inc.	624	13,946
Korn/Ferry International	624	19,288
LSC Communications, Inc.	1,000	28,420
ManpowerGroup, Inc.	2,533	245,802
Matthews International Corp., Class A	468	30,818
McGrath RentCorp	312	11,741
Mobile Mini, Inc.	800	26,040
MSA Safety, Inc.	312	22,542
Navigant Consulting, Inc. *	1,092	25,444
Nielsen Holdings plc	2,435	108,017
On Assignment, Inc. *	156	7,362
Pitney Bowes, Inc.	2,893	39,461
Quad/Graphics, Inc.	1,909	51,829
R.R. Donnelley & Sons Co.	1,872	31,393
Republic Services, Inc.	3,165	196,072
Resources Connection, Inc.	1,092	18,455
Robert Half International, Inc.	1,785	86,108
Rollins, Inc.	468	17,110
Steelcase, Inc., Class A	2,062	32,992
Stericycle, Inc. *	180	14,918
Team, Inc. *	156	5,359
Tetra Tech, Inc.	1,444	58,121
The Brink's Co.	675	36,079
The Dun & Bradstreet Corp.	624	65,857
TrueBlue, Inc. *	936	24,289
UniFirst Corp.	156	20,764
Verisk Analytics, Inc. *	842	69,819
Viad Corp.	468	22,090
Security	Number of Shares	Value ($)
Waste Management, Inc.	5,702	418,071
West Corp.	715	17,096
		2,512,131

Consumer Durables & Apparel 1.2%
American Outdoor Brands Corp. *	701	13,627
Arctic Cat, Inc. *	538	9,953
Brunswick Corp.	814	48,750
Carter's, Inc.	472	41,541
Coach, Inc.	6,791	258,669
Columbia Sportswear Co.	312	17,141
Crocs, Inc. *	1,765	11,737
D.R. Horton, Inc.	1,445	46,240
Deckers Outdoor Corp. *	472	24,936
Fossil Group, Inc. *	2,571	48,618
G-III Apparel Group Ltd. *	752	19,349
Garmin Ltd.	1,813	93,569
Hanesbrands, Inc.	1,904	38,099
Harman International Industries, Inc.	831	92,756
Hasbro, Inc.	1,346	130,387
Helen of Troy Ltd. *	312	30,482
Iconix Brand Group, Inc. *	2,760	21,280
La-Z-Boy, Inc.	936	25,272
Leggett & Platt, Inc.	1,872	92,065
Lennar Corp., Class A	636	31,030
Lululemon Athletica, Inc. *	395	25,778
M.D.C Holdings, Inc.	326	9,516
Mattel, Inc.	6,624	170,436
Meritage Homes Corp. *	312	11,092
Michael Kors Holdings Ltd. *	1,887	68,876
Mohawk Industries, Inc. *	471	106,616
Newell Brands, Inc.	2,657	130,273
NIKE, Inc., Class B	9,405	537,590
NVR, Inc. *	50	96,748
Oxford Industries, Inc.	104	5,846
Polaris Industries, Inc.	875	74,559
PulteGroup, Inc.	4,377	96,513
PVH Corp.	799	73,188
Ralph Lauren Corp.	1,506	119,471
Skechers U.S.A., Inc., Class A *	780	20,023
Steven Madden Ltd. *	468	17,480
Sturm Ruger & Co., Inc.	202	10,070
Tempur Sealy International, Inc. *	544	25,127
Toll Brothers, Inc. *	481	16,421
Tupperware Brands Corp.	857	51,754
Under Armour, Inc., Class A *	312	6,433
Under Armour, Inc., Class C *	313	5,809
VF Corp.	3,086	161,861
Whirlpool Corp.	1,209	215,915
Wolverine World Wide, Inc.	817	20,564
		3,173,460

Consumer Services 1.9%
Aramark	1,621	57,935
Bloomin' Brands, Inc.	1,817	31,053
Bob Evans Farms, Inc.	718	40,732
Boyd Gaming Corp. *	527	10,366
Brinker International, Inc.	1,313	55,461
Buffalo Wild Wings, Inc. *	80	12,400
Caesars Entertainment Corp. *	1,318	12,455
Capella Education Co.	371	28,233
Career Education Corp. *	5,983	49,838
Carnival Corp.	4,898	274,043
Chipotle Mexican Grill, Inc. *	94	39,362
Choice Hotels International, Inc.	469	28,421
Churchill Downs, Inc.	49	7,365

3
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Cracker Barrel Old Country Store, Inc.	160	25,758
Darden Restaurants, Inc.	1,739	129,869
DeVry Education Group, Inc.	2,365	76,035
DineEquity, Inc.	156	9,332
Domino's Pizza, Inc.	334	63,397
Dunkin' Brands Group, Inc.	363	19,969
Graham Holdings Co., Class B	76	40,907
Grand Canyon Education, Inc. *	215	13,197
H&R Block, Inc.	3,812	78,375
Hilton Grand Vacations, Inc. *	283	8,473
Hilton Worldwide Holdings, Inc.	975	55,770
Hyatt Hotels Corp., Class A *	312	16,018
International Game Technology plc	1,061	28,647
International Speedway Corp., Class A	468	17,363
Jack in the Box, Inc.	551	51,634
K12, Inc. *	1,312	23,432
La Quinta Holdings, Inc. *	951	13,181
Las Vegas Sands Corp.	3,438	182,042
Marriott International, Inc., Class A	3,338	290,373
Marriott Vacations Worldwide Corp.	214	20,101
McDonald's Corp.	11,150	1,423,297
MGM Resorts International *	2,808	73,822
Norwegian Cruise Line Holdings Ltd. *	852	43,196
Panera Bread Co., Class A *	220	50,776
Papa John's International, Inc.	92	7,261
Penn National Gaming, Inc. *	997	14,427
Regis Corp. *	1,560	19,204
Royal Caribbean Cruises Ltd.	1,520	146,072
Ruby Tuesday, Inc. *	4,625	8,787
SeaWorld Entertainment, Inc.	2,275	43,839
Service Corp. International	1,668	51,258
Six Flags Entertainment Corp.	312	18,910
Sotheby's *	333	15,028
Starbucks Corp.	5,486	311,989
Strayer Education, Inc. *	624	48,385
Texas Roadhouse, Inc.	624	26,395
The Cheesecake Factory, Inc.	780	47,619
The Wendy's Co.	4,368	60,890
Vail Resorts, Inc.	187	33,881
Weight Watchers International, Inc. *(b)	2,084	29,989
Wyndham Worldwide Corp.	2,506	208,599
Wynn Resorts Ltd.	1,168	112,303
Yum China Holdings, Inc. *	2,204	58,604
Yum! Brands, Inc.	3,844	251,090
		4,917,158

Diversified Financials 4.8%
Affiliated Managers Group, Inc.	402	67,508
AGNC Investment Corp.	4,176	81,975
Ally Financial, Inc.	16,739	376,460
American Express Co.	11,392	912,044
Ameriprise Financial, Inc.	1,961	257,872
Annaly Capital Management, Inc.	19,231	213,464
Anworth Mortgage Asset Corp.	1,560	8,486
Berkshire Hathaway, Inc., Class B *	14,541	2,492,618
BGC Partners, Inc., Class A	1,769	19,954
BlackRock, Inc.	657	254,561
Capital One Financial Corp.	8,078	758,201
Capstead Mortgage Corp.	936	9,903
CBOE Holdings, Inc.	472	36,840
Chimera Investment Corp.	2,508	48,254
CME Group, Inc.	2,055	249,600
Credit Acceptance Corp. *	53	10,624
Discover Financial Services	5,425	385,935
E*TRADE Financial Corp. *	2,028	69,986
Eaton Vance Corp.	1,116	52,039
Evercore Partners, Inc., Class A	231	18,376
Security	Number of Shares	Value ($)
EZCORP, Inc., Class A *	2,665	23,452
FactSet Research Systems, Inc.	88	15,655
Federated Investors, Inc., Class B	1,716	46,624
FirstCash, Inc.	550	24,393
FNFV Group *	3,032	37,748
Franklin Resources, Inc.	6,650	286,216
Greenhill & Co., Inc.	1,248	36,878
Intercontinental Exchange, Inc.	880	50,274
Invesco Ltd.	4,797	154,415
Invesco Mortgage Capital, Inc.	1,285	19,982
Janus Capital Group, Inc.	732	9,267
Lazard Ltd., Class A	1,166	50,208
Legg Mason, Inc.	3,130	118,064
Leucadia National Corp.	2,761	73,498
LPL Financial Holdings, Inc.	1,889	74,691
MarketAxess Holdings, Inc.	86	16,790
MFA Financial, Inc.	5,151	41,311
Moody's Corp.	798	88,873
Morgan Stanley	8,051	367,689
Morningstar, Inc.	94	7,542
MSCI, Inc.	391	36,985
Nasdaq, Inc.	1,253	89,101
Navient Corp.	7,179	110,628
Nelnet, Inc., Class A	417	18,677
New Residential Investment Corp.	1,326	22,370
Northern Trust Corp.	1,622	141,682
OneMain Holdings, Inc. *	1,444	40,461
PennyMac Mortgage Investment Trust	1,284	21,648
PRA Group, Inc. *	670	27,336
Raymond James Financial, Inc.	624	49,021
Redwood Trust, Inc.	936	15,322
S&P Global, Inc.	2,185	282,892
Santander Consumer USA Holdings, Inc. *	3,900	57,642
SEI Investments Co.	1,248	62,837
SLM Corp. *	19,049	228,398
Starwood Property Trust, Inc.	1,308	29,901
State Street Corp.	4,088	325,854
Stifel Financial Corp. *	391	21,098
Synchrony Financial	6,430	233,023
T. Rowe Price Group, Inc.	2,215	157,730
TD Ameritrade Holding Corp.	1,255	49,071
The Bank of New York Mellon Corp.	8,434	397,579
The Charles Schwab Corp. (a)	3,460	139,819
The Goldman Sachs Group, Inc.	6,956	1,725,505
Thomson Reuters Corp.	4,683	198,091
Two Harbors Investment Corp.	1,298	12,071
Voya Financial, Inc.	1,872	77,183
Waddell & Reed Financial, Inc., Class A	2,854	54,911
Western Asset Mortgage Capital Corp.	830	8,632
World Acceptance Corp. *	583	30,573
		12,534,311

Energy 12.9%
Alon USA Energy, Inc.	3,226	39,228
Anadarko Petroleum Corp.	6,959	449,899
Antero Resources Corp. *	756	18,129
Apache Corp.	9,215	484,617
Archrock, Inc.	3,913	53,412
Atwood Oceanics, Inc. *	3,032	31,866
Baker Hughes, Inc.	8,676	522,989
Bill Barrett Corp. *	4,708	25,941
Bristow Group, Inc.	3,002	47,161
Cabot Oil & Gas Corp.	2,063	45,180
California Resources Corp. *(b)	6,173	110,312
CARBO Ceramics, Inc. *	1,799	23,081
Chesapeake Energy Corp. *	40,470	220,561
Chevron Corp.	54,936	6,180,300

4
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Cimarex Energy Co.	479	60,220
Concho Resources, Inc. *	418	55,364
ConocoPhillips	51,455	2,447,714
CONSOL Energy, Inc. *	8,292	129,106
Continental Resources, Inc. *	495	22,374
CVR Energy, Inc.	896	20,536
Delek US Holdings, Inc.	3,826	92,092
Denbury Resources, Inc. *	26,770	72,547
Devon Energy Corp.	11,237	487,236
Diamond Offshore Drilling, Inc. *	3,244	54,629
Dril-Quip, Inc. *	512	31,411
Energen Corp. *	1,271	66,728
Ensco plc, Class A	14,272	139,009
EOG Resources, Inc.	4,144	401,927
EP Energy Corp., Class A *(b)	2,738	12,923
EQT Corp.	1,099	65,819
Exxon Mobil Corp.	107,521	8,743,608
Forum Energy Technologies, Inc. *	521	11,306
Golar LNG Ltd.	1,028	28,075
Green Plains, Inc.	1,620	40,581
Halliburton Co.	13,327	712,461
Helix Energy Solutions Group, Inc. *	3,453	28,522
Helmerich & Payne, Inc.	1,432	97,906
Hess Corp.	11,163	574,225
HollyFrontier Corp.	10,331	302,492
Hornbeck Offshore Services, Inc. *	1,584	7,112
Kinder Morgan, Inc.	18,307	390,122
Marathon Oil Corp.	35,919	574,704
Marathon Petroleum Corp.	22,177	1,099,979
Matrix Service Co. *	468	7,582
McDermott International, Inc. *	11,651	85,751
Murphy Oil Corp.	10,326	292,123
Nabors Industries Ltd.	11,640	170,410
National Oilwell Varco, Inc.	11,413	461,313
Newfield Exploration Co. *	2,048	74,670
Newpark Resources, Inc. *	3,515	27,066
Noble Corp. plc	15,556	103,914
Noble Energy, Inc.	3,856	140,397
Oasis Petroleum, Inc. *	1,411	19,980
Occidental Petroleum Corp.	13,694	897,642
Oceaneering International, Inc.	3,104	87,905
Oil States International, Inc. *	1,006	37,021
ONEOK, Inc.	2,248	121,504
Patterson-UTI Energy, Inc.	3,977	109,845
PBF Energy, Inc., Class A	1,731	42,392
PDC Energy, Inc. *	156	10,544
Phillips 66	17,267	1,350,107
Pioneer Energy Services Corp. *	3,294	17,294
Pioneer Natural Resources Co.	478	88,894
QEP Resources, Inc. *	5,717	78,666
Range Resources Corp.	1,179	32,564
Renewable Energy Group, Inc. *	1,275	11,348
Rowan Cos. plc, Class A *	2,200	39,864
RPC, Inc.	816	16,320
Schlumberger Ltd.	16,268	1,307,296
SEACOR Holdings, Inc. *	845	58,178
Seadrill Ltd. *(b)	70,916	124,103
SemGroup Corp., Class A	689	24,218
Ship Finance International Ltd.	624	9,204
SM Energy Co.	1,968	48,511
Southwestern Energy Co. *	7,870	59,104
Superior Energy Services, Inc. *	4,904	80,916
Targa Resources Corp.	955	53,958
Teekay Corp.	3,933	38,622
Tesco Corp. *	1,779	14,855
Tesoro Corp.	2,859	243,558
The Williams Cos., Inc.	8,656	245,311
Tidewater, Inc. *(b)	8,957	12,182
Security	Number of Shares	Value ($)
Transocean Ltd. *	21,920	302,934
Unit Corp. *	2,809	76,236
US Silica Holdings, Inc.	517	26,145
Valero Energy Corp.	20,806	1,413,768
W&T Offshore, Inc. *	9,736	24,437
Weatherford International plc *	31,909	180,605
Western Refining, Inc.	2,234	81,586
Whiting Petroleum Corp. *	7,970	86,474
World Fuel Services Corp.	5,259	190,218
WPX Energy, Inc. *	6,611	85,282
		34,136,221

Food & Staples Retailing 3.4%
Casey's General Stores, Inc.	594	68,061
Costco Wholesale Corp.	6,728	1,192,067
CVS Health Corp.	22,542	1,816,434
Ingles Markets, Inc., Class A	547	25,627
PriceSmart, Inc.	156	13,790
Rite Aid Corp. *	5,410	32,460
SpartanNash Co.	800	27,920
Sprouts Farmers Market, Inc. *	550	10,153
SUPERVALU, Inc. *	7,850	29,673
Sysco Corp.	10,331	544,650
The Andersons, Inc.	735	29,069
The Kroger Co.	18,792	597,586
United Natural Foods, Inc. *	1,795	77,275
Wal-Mart Stores, Inc.	44,938	3,187,452
Walgreens Boots Alliance, Inc.	11,917	1,029,391
Whole Foods Market, Inc.	6,439	197,484
		8,879,092

Food, Beverage & Tobacco 4.6%
Altria Group, Inc.	13,840	1,036,893
Archer-Daniels-Midland Co.	21,387	1,004,547
B&G Foods, Inc.	319	13,557
Brown-Forman Corp., Class B	1,910	93,132
Bunge Ltd.	7,076	579,171
Cal-Maine Foods, Inc.	312	11,840
Campbell Soup Co.	1,643	97,512
ConAgra Brands, Inc.	4,876	200,940
Constellation Brands, Inc., Class A	468	74,323
Darling Ingredients, Inc. *	2,042	26,566
Dean Foods Co.	1,570	28,637
Dr. Pepper Snapple Group, Inc.	1,989	185,852
Flowers Foods, Inc.	1,166	22,457
Fresh Del Monte Produce, Inc.	1,092	63,194
General Mills, Inc.	6,919	417,700
Hormel Foods Corp.	2,406	84,811
Ingredion, Inc.	946	114,362
J&J Snack Foods Corp.	156	20,873
Kellogg Co.	2,693	199,470
Lamb Weston Holdings, Inc.	1,619	63,449
Lancaster Colony Corp.	312	41,122
McCormick & Co., Inc. Non-Voting Shares	1,092	107,475
Mead Johnson Nutrition Co.	809	71,022
Molson Coors Brewing Co., Class B	1,176	118,059
Mondelez International, Inc., Class A	15,639	686,865
Monster Beverage Corp. *	1,180	48,899
PepsiCo, Inc.	15,213	1,679,211
Philip Morris International, Inc.	18,363	2,007,994
Pinnacle Foods, Inc.	577	32,964
Reynolds American, Inc.	5,408	332,971
Sanderson Farms, Inc.	471	44,764
Snyder's-Lance, Inc.	468	18,523
The Coca-Cola Co.	35,915	1,506,993
The Hain Celestial Group, Inc. *	542	19,176

5
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
The Hershey Co.	1,094	118,535
The J.M. Smucker Co.	1,311	185,808
The Kraft Heinz Co.	2,598	237,743
The WhiteWave Foods Co. *	570	31,396
TreeHouse Foods, Inc. *	400	34,032
Tyson Foods, Inc., Class A	4,539	283,960
Universal Corp.	857	58,019
Vector Group Ltd.	704	16,037
		12,020,854

Health Care Equipment & Services 5.2%
Abbott Laboratories	17,278	778,892
Aetna, Inc.	4,847	624,100
Air Methods Corp. *	217	8,213
Alere, Inc. *	496	18,997
Align Technology, Inc. *	98	10,070
Allscripts Healthcare Solutions, Inc. *	2,695	32,825
Amedisys, Inc. *	364	17,552
AmerisourceBergen Corp.	2,655	242,959
Analogic Corp.	156	12,847
Anthem, Inc.	8,201	1,351,689
Baxter International, Inc.	7,746	394,426
Becton Dickinson & Co.	1,926	352,554
Boston Scientific Corp. *	6,942	170,426
C.R. Bard, Inc.	632	154,992
Cardinal Health, Inc.	8,036	653,889
Centene Corp. *	1,681	118,510
Cerner Corp. *	1,040	57,242
Chemed Corp.	312	55,708
Cigna Corp.	1,451	216,054
Community Health Systems, Inc. *	12,172	118,677
CONMED Corp.	312	12,985
Danaher Corp.	3,220	275,471
DaVita, Inc. *	1,416	98,285
DENTSPLY SIRONA, Inc.	1,347	85,561
Edwards Lifesciences Corp. *	690	64,888
Envision Healthcare Corp. *	792	55,440
Express Scripts Holding Co. *	13,434	949,112
Haemonetics Corp. *	255	9,519
Halyard Health, Inc. *	1,454	56,793
HCA Holdings, Inc. *	5,646	492,557
HealthSouth Corp.	468	19,806
Henry Schein, Inc. *	863	148,056
Hill-Rom Holdings, Inc.	936	62,197
Humana, Inc.	2,501	528,336
IDEXX Laboratories, Inc. *	624	90,443
Integer Holdings Corp. *	825	29,824
Intuitive Surgical, Inc. *	158	116,446
Invacare Corp.	832	10,067
Kindred Healthcare, Inc.	4,101	36,909
Laboratory Corp. of America Holdings *	789	112,243
LifePoint Health, Inc. *	936	59,951
Magellan Health, Inc. *	973	67,283
Masimo Corp. *	312	28,192
McKesson Corp.	3,774	566,591
MEDNAX, Inc. *	624	44,423
Medtronic plc	8,641	699,143
Molina Healthcare, Inc. *	624	30,270
Owens & Minor, Inc.	2,659	95,937
Patterson Cos., Inc.	1,404	63,812
PharMerica Corp. *	488	12,005
Quality Systems, Inc. *	634	9,675
Quest Diagnostics, Inc.	2,825	275,268
ResMed, Inc.	936	67,420
Select Medical Holdings Corp. *	3,462	49,853
Stryker Corp.	2,384	306,487
Teleflex, Inc.	326	62,325
Security	Number of Shares	Value ($)
Tenet Healthcare Corp. *	2,039	39,353
The Cooper Cos., Inc.	156	31,066
Triple-S Management Corp., Class B *	624	11,650
UnitedHealth Group, Inc.	11,890	1,966,368
Universal Health Services, Inc., Class B	703	88,297
Varex Imaging Corp. *	373	12,988
Varian Medical Systems, Inc. *	936	78,521
VCA, Inc. *	664	60,358
WellCare Health Plans, Inc. *	787	111,124
West Pharmaceutical Services, Inc.	624	51,461
Zimmer Biomet Holdings, Inc.	1,615	189,084
		13,724,465

Household & Personal Products 1.8%
Avon Products, Inc. *	23,212	102,133
Central Garden & Pet Co., Class A *	1,000	31,950
Church & Dwight Co., Inc.	1,966	97,986
Colgate-Palmolive Co.	8,283	604,493
Edgewell Personal Care Co. *	624	46,076
Energizer Holdings, Inc.	215	11,795
Herbalife Ltd. *(b)	1,607	90,780
Kimberly-Clark Corp.	3,129	414,749
Nu Skin Enterprises, Inc., Class A	1,343	66,532
Spectrum Brands Holdings, Inc.	156	21,172
The Clorox Co.	841	115,057
The Estee Lauder Cos., Inc., Class A	1,301	107,788
The Procter & Gamble Co.	33,619	3,061,682
WD-40 Co.	156	17,144
		4,789,337

Insurance 3.7%
Aflac, Inc.	5,234	378,680
Alleghany Corp. *	57	36,811
Allied World Assurance Co. Holdings AG	1,422	75,110
Ambac Financial Group, Inc. *	1,328	29,349
American Equity Investment Life Holding Co.	2,040	54,896
American Financial Group, Inc.	1,248	117,387
American International Group, Inc.	23,304	1,489,592
American National Insurance Co.	200	24,020
AmTrust Financial Services, Inc.	368	8,464
Aon plc	2,031	234,885
Arch Capital Group Ltd. *	1,313	124,170
Argo Group International Holdings Ltd.	374	25,039
Arthur J. Gallagher & Co.	936	53,305
Aspen Insurance Holdings Ltd.	1,248	69,950
Assurant, Inc.	1,500	148,500
Assured Guaranty Ltd.	1,284	52,785
Axis Capital Holdings Ltd.	2,052	142,204
Brown & Brown, Inc.	780	33,618
Chubb Ltd.	3,721	514,131
Cincinnati Financial Corp.	1,578	115,131
CNA Financial Corp.	354	15,180
CNO Financial Group, Inc.	2,692	56,290
Employers Holdings, Inc.	672	25,267
Endurance Specialty Holdings Ltd.	714	66,352
Erie Indemnity Co., Class A	99	11,742
Everest Re Group Ltd.	628	147,668
First American Financial Corp.	1,404	54,854
FNF Group	3,008	115,297
Genworth Financial, Inc., Class A *	23,333	95,432
Horace Mann Educators Corp.	468	19,609
Infinity Property & Casualty Corp.	312	29,406
Kemper Corp.	1,108	47,035
Lincoln National Corp.	2,677	187,818
Loews Corp.	5,929	278,544
Maiden Holdings Ltd.	870	13,441

6
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Markel Corp. *	35	34,291
Marsh & McLennan Cos., Inc.	4,112	302,150
MBIA, Inc. *	3,043	31,404
Mercury General Corp.	468	27,439
MetLife, Inc.	9,530	499,753
Old Republic International Corp.	2,848	58,982
Primerica, Inc.	950	76,712
Principal Financial Group, Inc.	2,056	128,582
ProAssurance Corp.	948	56,027
Prudential Financial, Inc.	3,744	413,862
Reinsurance Group of America, Inc.	964	125,378
RenaissanceRe Holdings Ltd.	781	115,307
RLI Corp.	624	36,473
Safety Insurance Group, Inc.	156	11,076
Selective Insurance Group, Inc.	665	29,459
Stewart Information Services Corp.	314	13,945
The Allstate Corp.	5,875	482,690
The Hanover Insurance Group, Inc.	634	57,073
The Hartford Financial Services Group, Inc.	5,507	269,237
The Progressive Corp.	8,633	338,241
The Travelers Cos., Inc.	8,736	1,067,889
Torchmark Corp.	1,612	124,978
Unum Group	4,524	220,907
Validus Holdings Ltd.	1,104	63,657
W.R. Berkley Corp.	1,326	94,172
White Mountains Insurance Group Ltd.	70	65,538
XL Group Ltd.	3,125	126,531
		9,763,715

Materials 4.3%
A. Schulman, Inc.	624	21,060
AdvanSix, Inc. *	217	5,920
Air Products & Chemicals, Inc.	1,734	243,575
Albemarle Corp.	1,498	152,062
Alcoa Corp.	324	11,207
Allegheny Technologies, Inc.	4,335	83,275
AptarGroup, Inc.	942	70,188
Ashland Global Holdings, Inc.	1,056	127,417
Avery Dennison Corp.	1,125	90,799
Axalta Coating Systems Ltd. *	530	15,428
Ball Corp.	2,580	189,707
Bemis Co., Inc.	1,560	77,329
Berry Plastics Group, Inc. *	405	20,384
Boise Cascade Co. *	1,023	27,723
Cabot Corp.	1,255	72,765
Calgon Carbon Corp.	393	5,541
Carpenter Technology Corp.	1,006	40,803
Celanese Corp., Series A	1,404	125,195
Century Aluminum Co. *	1,566	22,057
CF Industries Holdings, Inc.	6,334	199,014
Chemtura Corp. *	1,248	41,371
Clearwater Paper Corp. *	528	29,357
Cliffs Natural Resources, Inc. *	23,139	246,662
Commercial Metals Co.	4,368	92,296
Compass Minerals International, Inc.	312	23,650
Crown Holdings, Inc. *	936	50,160
Domtar Corp.	2,965	112,937
E.I. du Pont de Nemours & Co.	9,419	739,768
Eagle Materials, Inc.	110	11,408
Eastman Chemical Co.	1,876	150,549
Ecolab, Inc.	1,176	145,789
Ferro Corp. *	398	5,572
FMC Corp.	1,297	74,733
Freeport-McMoRan, Inc. *	57,929	776,249
Graphic Packaging Holding Co.	3,588	47,900
Greif, Inc., Class A	813	46,365
H.B. Fuller Co.	624	30,832
Security	Number of Shares	Value ($)
Hecla Mining Co.	5,197	28,999
Huntsman Corp.	5,474	123,712
Innophos Holdings, Inc.	312	16,533
Innospec, Inc.	343	22,398
International Flavors & Fragrances, Inc.	624	78,437
International Paper Co.	7,905	416,594
Kaiser Aluminum Corp.	312	24,595
KapStone Paper & Packaging Corp.	1,430	32,318
Koppers Holdings, Inc. *	971	42,578
Kraton Corp. *	468	12,744
Louisiana-Pacific Corp. *	936	22,071
LyondellBasell Industries N.V., Class A	8,796	802,547
Martin Marietta Materials, Inc.	314	67,808
Materion Corp.	312	10,873
Minerals Technologies, Inc.	468	36,153
Monsanto Co.	5,180	589,639
Neenah Paper, Inc.	100	7,325
NewMarket Corp.	73	31,805
Newmont Mining Corp.	7,375	252,520
Nucor Corp.	6,602	413,087
Olin Corp.	1,562	48,547
Owens-Illinois, Inc. *	2,882	57,064
P.H. Glatfelter Co.	780	17,238
Packaging Corp. of America	784	72,465
Platform Specialty Products Corp. *	1,577	20,801
PolyOne Corp.	780	26,270
PPG Industries, Inc.	2,437	249,622
Praxair, Inc.	3,122	370,613
Quaker Chemical Corp.	71	9,349
Reliance Steel & Aluminum Co.	2,028	171,670
Royal Gold, Inc.	202	13,342
RPM International, Inc.	1,404	74,819
Schnitzer Steel Industries, Inc., Class A	2,654	63,165
Schweitzer-Mauduit International, Inc.	312	12,801
Sealed Air Corp.	1,099	51,082
Sensient Technologies Corp.	624	49,883
Silgan Holdings, Inc.	624	37,203
Sonoco Products Co.	1,716	91,497
Southern Copper Corp.	2,534	92,896
Steel Dynamics, Inc.	3,952	144,643
Stepan Co.	533	40,300
Stillwater Mining Co. *	938	16,002
SunCoke Energy, Inc. *	3,041	29,650
The Chemours Co.	7,020	236,293
The Dow Chemical Co.	14,527	904,451
The Mosaic Co.	12,020	374,904
The Scotts Miracle-Gro Co., Class A	624	56,553
The Sherwin-Williams Co.	363	112,000
The Valspar Corp.	780	86,752
TimkenSteel Corp. *	1,792	37,489
Trinseo S.A.	300	20,745
Tronox Ltd., Class A	3,356	58,160
United States Steel Corp.	5,821	225,389
Vulcan Materials Co.	473	57,049
W.R. Grace & Co.	156	11,051
Westlake Chemical Corp.	478	30,320
WestRock Co.	2,186	117,432
Worthington Industries, Inc.	936	45,911
		11,395,204

Media 3.2%
AMC Networks, Inc., Class A *	156	9,330
Cable One, Inc.	25	15,636
CBS Corp., Class B Non-Voting Shares	7,132	470,141
Charter Communications, Inc., Class A *	1,116	360,535
Cinemark Holdings, Inc.	1,407	58,911
Comcast Corp., Class A	42,232	1,580,321

7
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Discovery Communications, Inc., Class A *	2,904	83,519
Discovery Communications, Inc., Class C *	4,682	131,424
DISH Network Corp., Class A *	1,470	91,140
Gannett Co., Inc.	2,610	22,759
John Wiley & Sons, Inc., Class A	468	24,430
Lions Gate Entertainment Corp., Class A	156	4,176
Lions Gate Entertainment Corp., Class B *	418	10,442
Live Nation Entertainment, Inc. *	1,032	29,319
Loral Space & Communications, Inc. *	328	13,415
Meredith Corp.	496	31,099
National CineMedia, Inc.	947	12,150
News Corp., Class A	7,247	92,907
News Corp., Class B	2,196	28,987
Omnicom Group, Inc.	3,276	278,788
Regal Entertainment Group, Class A	1,560	33,665
Scholastic Corp.	936	42,176
Scripps Networks Interactive, Inc., Class A	1,277	103,143
Sinclair Broadcast Group, Inc., Class A	335	13,367
Sirius XM Holdings, Inc.	10,325	52,554
TEGNA, Inc.	3,434	88,013
The Interpublic Group of Cos., Inc.	4,435	106,884
The New York Times Co., Class A	1,775	25,560
The Walt Disney Co.	14,481	1,594,213
Time Warner, Inc.	16,289	1,599,743
Time, Inc.	4,745	83,275
Tribune Media Co., Class A	519	17,916
Twenty-First Century Fox, Inc., Class A	13,375	400,180
Twenty-First Century Fox, Inc., Class B	7,735	227,022
Viacom, Inc., Class B	13,126	570,325
		8,307,465

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
AbbVie, Inc.	7,259	448,897
Agilent Technologies, Inc.	2,677	137,330
Alexion Pharmaceuticals, Inc. *	104	13,650
Allergan plc	569	139,303
Amgen, Inc.	6,132	1,082,482
Bio-Rad Laboratories, Inc., Class A *	277	53,915
Bio-Techne Corp.	156	16,586
Biogen, Inc. *	894	258,008
Bioverativ, Inc. *	445	23,176
Bristol-Myers Squibb Co.	10,789	611,844
Bruker Corp.	501	12,099
Celgene Corp. *	2,618	323,349
Charles River Laboratories International, Inc. *	563	48,964
Eli Lilly & Co.	8,837	731,792
Endo International plc *	740	10,101
Gilead Sciences, Inc.	7,877	555,171
Impax Laboratories, Inc. *	1,036	14,763
Johnson & Johnson	22,555	2,756,447
Mallinckrodt plc *	289	15,149
Merck & Co., Inc.	32,849	2,163,764
Mettler-Toledo International, Inc. *	205	97,625
Mylan N.V. *	2,878	120,444
Myriad Genetics, Inc. *	969	18,828
PAREXEL International Corp. *	312	20,183
PDL BioPharma, Inc.	8,371	17,914
PerkinElmer, Inc.	1,092	59,252
Perrigo Co., plc	663	49,572
Pfizer, Inc.	90,949	3,103,180
QIAGEN N.V. *	898	25,557
Quintiles IMS Holdings, Inc. *	594	45,970
Regeneron Pharmaceuticals, Inc. *	119	44,446
Thermo Fisher Scientific, Inc.	1,764	278,148
United Therapeutics Corp. *	420	62,042
Security	Number of Shares	Value ($)
Waters Corp. *	624	96,714
Zoetis, Inc.	1,943	103,581
		13,560,246

Real Estate 1.9%
Alexandria Real Estate Equities, Inc.	509	60,729
Altisource Portfolio Solutions S.A. *	387	9,300
American Campus Communities, Inc.	470	24,017
American Tower Corp.	1,163	133,501
Apartment Investment & Management Co., Class A	731	34,013
Apple Hospitality REIT, Inc.	756	14,848
Ashford Hospitality Trust, Inc.	3,056	20,078
AvalonBay Communities, Inc.	468	86,009
Boston Properties, Inc.	792	110,112
Brandywine Realty Trust	1,716	28,589
Brixmor Property Group, Inc.	659	15,381
Camden Property Trust	468	39,616
CBL & Associates Properties, Inc.	2,994	30,030
CBRE Group, Inc., Class A *	3,000	106,860
Columbia Property Trust, Inc.	1,659	38,306
CoreCivic, Inc.	3,531	118,995
Corporate Office Properties Trust	1,254	42,749
Crown Castle International Corp.	801	74,918
CubeSmart	387	10,546
DCT Industrial Trust, Inc.	393	18,801
DDR Corp.	1,560	22,558
DiamondRock Hospitality Co.	1,560	16,957
Digital Realty Trust, Inc.	780	84,240
Douglas Emmett, Inc.	624	25,172
Duke Realty Corp.	2,496	63,997
DuPont Fabros Technology, Inc.	314	16,168
EastGroup Properties, Inc.	156	11,597
EPR Properties	312	24,012
Equinix, Inc.	161	60,547
Equity Commonwealth *	1,560	48,766
Equity LifeStyle Properties, Inc.	247	19,666
Equity One, Inc.	315	9,973
Equity Residential	2,117	133,519
Essex Property Trust, Inc.	193	45,297
Extra Space Storage, Inc.	312	24,707
Federal Realty Investment Trust	312	43,908
Franklin Street Properties Corp.	1,009	12,502
Gaming & Leisure Properties, Inc.	1,000	32,000
GGP, Inc.	2,364	58,769
Government Properties Income Trust	473	9,749
Gramercy Property Trust	481	13,449
HCP, Inc.	3,795	124,438
Healthcare Realty Trust, Inc.	468	14,957
Healthcare Trust of America, Inc., Class A	485	15,602
Hersha Hospitality Trust	1,197	23,353
Highwoods Properties, Inc.	780	40,942
Hospitality Properties Trust	1,872	59,492
Host Hotels & Resorts, Inc.	7,980	143,560
Investors Real Estate Trust	1,325	8,613
Iron Mountain, Inc.	3,461	125,807
Jones Lang LaSalle, Inc.	524	60,103
Kilroy Realty Corp.	312	24,071
Kimco Realty Corp.	2,964	71,877
Lamar Advertising Co., Class A	371	28,003
LaSalle Hotel Properties	1,288	37,223
Lexington Realty Trust	2,430	27,119
Liberty Property Trust	1,092	43,068
Life Storage, Inc.	156	13,826
Mack-Cali Realty Corp.	1,716	50,021
Medical Properties Trust, Inc.	670	8,991
Mid-America Apartment Communities, Inc.	672	69,035

8
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
National Retail Properties, Inc.	472	21,353
Omega Healthcare Investors, Inc.	468	15,276
Outfront Media, Inc.	1,502	38,977
Park Hotels & Resorts, Inc.	578	14,762
Pennsylvania Real Estate Investment Trust	624	10,296
Piedmont Office Realty Trust, Inc., Class A	2,362	54,184
Potlatch Corp.	624	27,612
Prologis, Inc.	2,115	107,971
PS Business Parks, Inc.	156	18,129
Public Storage	510	116,005
Rayonier, Inc.	2,048	58,655
Realogy Holdings Corp.	742	20,553
Realty Income Corp.	835	51,169
Regency Centers Corp.	419	29,477
Retail Properties of America, Inc., Class A	2,257	34,780
RLJ Lodging Trust	834	18,982
Ryman Hospitality Properties, Inc.	312	20,115
Sabra Health Care REIT, Inc.	780	21,216
SBA Communications Corp. *	312	36,120
Senior Housing Properties Trust	2,457	50,368
Simon Property Group, Inc.	1,523	280,841
SL Green Realty Corp.	312	35,156
Spirit Realty Capital, Inc.	1,369	15,045
Sun Communities, Inc.	156	12,921
Sunstone Hotel Investors, Inc.	1,127	16,623
Tanger Factory Outlet Centers, Inc.	312	10,567
Taubman Centers, Inc.	312	21,765
The GEO Group, Inc.	1,436	68,368
The Macerich Co.	624	42,045
UDR, Inc.	1,267	46,246
Ventas, Inc.	2,707	176,090
Vornado Realty Trust	1,249	137,228
Washington Prime Group, Inc.	2,675	24,797
Washington Real Estate Investment Trust	468	15,308
Weingarten Realty Investors	936	33,200
Welltower, Inc.	1,944	136,819
Weyerhaeuser Co.	9,925	334,671
WP Carey, Inc.	312	19,684
Xenia Hotels & Resorts, Inc.	994	17,465
		4,995,891

Retailing 4.4%
Aaron's, Inc.	2,028	55,324
Abercrombie & Fitch Co., Class A	4,808	57,504
Advance Auto Parts, Inc.	520	81,437
Amazon.com, Inc. *	506	427,590
American Eagle Outfitters, Inc.	6,240	98,904
Asbury Automotive Group, Inc. *	708	46,126
Ascena Retail Group, Inc. *	6,179	28,423
AutoNation, Inc. *	1,771	81,289
AutoZone, Inc. *	101	74,392
Barnes & Noble Education, Inc. *	1,631	15,658
Barnes & Noble, Inc.	2,586	25,343
Bed Bath & Beyond, Inc.	6,089	245,996
Best Buy Co., Inc.	10,953	483,356
Big Lots, Inc.	2,203	113,102
Burlington Stores, Inc. *	804	71,564
Cabela's, Inc. *	386	18,080
Caleres, Inc.	1,092	32,618
CarMax, Inc. *	2,067	133,404
Chico's FAS, Inc.	5,672	82,131
Core-Mark Holding Co., Inc.	1,802	58,601
CST Brands, Inc.	3,192	153,631
Dick's Sporting Goods, Inc.	1,430	69,998
Dillard's, Inc., Class A	551	30,041
Dollar General Corp.	3,396	247,976
Dollar Tree, Inc. *	2,377	182,268
Security	Number of Shares	Value ($)
DSW, Inc., Class A	1,092	22,965
Expedia, Inc.	538	64,044
Express, Inc. *	1,716	19,288
Five Below, Inc. *	209	8,057
Foot Locker, Inc.	1,779	134,617
Fred's, Inc., Class A	1,355	24,024
GameStop Corp., Class A	5,016	122,591
Genesco, Inc. *	799	46,582
Genuine Parts Co.	2,341	224,057
GNC Holdings, Inc., Class A	3,266	27,108
Group 1 Automotive, Inc.	624	48,479
Guess?, Inc.	2,356	29,921
Hibbett Sports, Inc. *	429	12,655
J.C. Penney Co., Inc. *	10,467	66,361
Kohl's Corp.	9,949	424,026
L Brands, Inc.	2,466	129,761
Lands' End, Inc. *	830	15,396
Liberty Interactive Corp. QVC Group, Class A *	7,510	141,789
Lithia Motors, Inc., Class A	184	17,603
LKQ Corp. *	1,479	46,707
Lowe's Cos., Inc.	14,152	1,052,484
Lumber Liquidators Holdings, Inc. *	939	16,648
Macy's, Inc.	9,552	317,317
Monro Muffler Brake, Inc.	156	8,970
Murphy USA, Inc. *	2,157	137,401
Netflix, Inc. *	354	50,314
Nordstrom, Inc.	3,135	146,279
Nutrisystem, Inc.	417	19,390
O'Reilly Automotive, Inc. *	640	173,894
Office Depot, Inc.	20,774	86,628
Penske Automotive Group, Inc.	780	39,234
Pier 1 Imports, Inc.	7,657	51,532
Pool Corp.	312	35,790
Rent-A-Center, Inc.	4,900	42,483
RH *	384	11,689
Ross Stores, Inc.	3,193	218,976
Sally Beauty Holdings, Inc. *	1,430	31,274
Select Comfort Corp. *	312	7,329
Signet Jewelers Ltd.	689	43,813
Sonic Automotive, Inc., Class A	1,092	23,696
Stage Stores, Inc.	4,860	11,324
Staples, Inc.	39,071	351,248
Target Corp.	14,676	862,508
The Buckle, Inc.	2,196	43,591
The Cato Corp., Class A	468	11,705
The Children's Place, Inc.	630	63,819
The Finish Line, Inc., Class A	936	15,257
The Gap, Inc.	9,559	237,254
The Home Depot, Inc.	12,979	1,880,787
The Michaels Cos., Inc. *	374	7,514
The Priceline Group, Inc. *	97	167,241
The TJX Cos., Inc.	7,258	569,390
Tiffany & Co.	1,221	112,173
Tractor Supply Co.	1,092	77,434
Ulta Salon, Cosmetics & Fragrance, Inc. *	191	52,225
Urban Outfitters, Inc. *	2,212	57,578
Williams-Sonoma, Inc.	1,745	84,790
		11,661,766

Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc. *	12,980	187,691
Amkor Technology, Inc. *	1,668	16,380
Analog Devices, Inc.	1,955	160,173
Applied Materials, Inc.	10,381	376,000
Broadcom Ltd.	490	103,356
Brooks Automation, Inc.	1,248	26,033
Cabot Microelectronics Corp.	409	28,311

9
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Cirrus Logic, Inc. *	498	26,932
Cree, Inc. *	806	21,875
Cypress Semiconductor Corp.	2,230	29,592
Entegris, Inc. *	1,560	33,072
First Solar, Inc. *	756	27,360
Integrated Device Technology, Inc. *	425	10,162
Intel Corp.	80,497	2,913,991
KLA-Tencor Corp.	1,752	157,890
Lam Research Corp.	1,128	133,713
Linear Technology Corp.	1,560	100,745
Marvell Technology Group Ltd.	12,991	202,660
Maxim Integrated Products, Inc.	3,120	138,216
Microchip Technology, Inc.	1,813	131,479
Micron Technology, Inc. *	13,160	308,470
Microsemi Corp. *	398	20,624
MKS Instruments, Inc.	624	40,934
NVIDIA Corp.	2,716	275,620
ON Semiconductor Corp. *	4,056	61,367
Photronics, Inc. *	1,248	13,354
Qorvo, Inc. *	226	14,939
QUALCOMM, Inc.	14,127	797,893
Silicon Laboratories, Inc. *	468	31,590
Skyworks Solutions, Inc.	540	51,197
Synaptics, Inc. *	215	11,427
Teradyne, Inc.	1,560	44,366
Texas Instruments, Inc.	10,852	831,480
Veeco Instruments, Inc. *	328	8,971
Versum Materials, Inc. *	851	25,794
Xilinx, Inc.	1,914	112,581
		7,476,238

Software & Services 7.0%
Accenture plc, Class A	5,472	670,320
ACI Worldwide, Inc. *	474	9,276
Activision Blizzard, Inc.	6,016	271,502
Acxiom Corp. *	1,248	35,593
Adobe Systems, Inc. *	1,517	179,522
Akamai Technologies, Inc. *	788	49,329
Alliance Data Systems Corp.	328	79,697
Alphabet, Inc., Class A *	810	684,393
Alphabet, Inc., Class C *	827	680,795
Amdocs Ltd.	2,184	132,460
ANSYS, Inc. *	343	36,619
Autodesk, Inc. *	868	74,908
Automatic Data Processing, Inc.	3,065	314,530
Booz Allen Hamilton Holding Corp.	1,782	63,742
Broadridge Financial Solutions, Inc.	1,092	75,708
CA, Inc.	4,735	152,798
CACI International, Inc., Class A *	630	79,002
Cadence Design Systems, Inc. *	780	24,102
Cardtronics plc, Class A *	376	16,574
CDK Global, Inc.	234	15,545
Cimpress N.V. *	312	25,026
Citrix Systems, Inc. *	1,116	88,108
Cognizant Technology Solutions Corp., Class A *	2,584	153,154
Computer Sciences Corp.	3,381	231,801
Conduent, Inc. *	7,108	114,368
Convergys Corp.	2,340	51,199
CoreLogic, Inc. *	1,594	62,469
CSG Systems International, Inc.	211	8,316
CSRA, Inc.	893	26,629
Dell Technologies, Inc., Class V *	673	42,729
DST Systems, Inc.	389	46,524
eBay, Inc. *	9,716	329,372
Electronic Arts, Inc. *	724	62,626
Euronet Worldwide, Inc. *	314	25,993
Security	Number of Shares	Value ($)
Facebook, Inc., Class A *	1,532	207,647
Fair Isaac Corp.	250	32,517
Fidelity National Information Services, Inc.	3,120	256,682
First Data Corp., Class A *	2,118	34,100
Fiserv, Inc. *	1,639	189,141
FleetCor Technologies, Inc. *	67	11,390
Gartner, Inc. *	312	32,202
Genpact Ltd. *	1,096	26,567
Global Payments, Inc.	1,133	90,289
IAC/InterActiveCorp *	1,496	110,614
International Business Machines Corp.	20,197	3,631,825
Intuit, Inc.	1,894	237,583
j2 Global, Inc.	312	25,403
Jack Henry & Associates, Inc.	468	43,884
Leidos Holdings, Inc.	2,139	114,009
Manhattan Associates, Inc. *	156	7,823
ManTech International Corp., Class A	1,256	45,995
MasterCard, Inc., Class A	4,242	468,571
MAXIMUS, Inc.	468	27,926
Mentor Graphics Corp.	429	15,916
Microsoft Corp.	66,129	4,230,933
NeuStar, Inc., Class A *	1,717	56,919
Nuance Communications, Inc. *	1,098	18,699
Oracle Corp.	35,962	1,531,622
Paychex, Inc.	1,977	121,427
PayPal Holdings, Inc. *	1,473	61,866
Progress Software Corp.	468	13,422
PTC, Inc. *	277	14,928
Red Hat, Inc. *	340	28,155
salesforce.com, Inc. *	312	25,381
Science Applications International Corp.	944	82,100
SS&C Technologies Holdings, Inc.	410	14,358
Sykes Enterprises, Inc. *	780	21,232
Symantec Corp.	11,101	317,156
Synopsys, Inc. *	941	67,225
Take-Two Interactive Software, Inc. *	780	44,444
Teradata Corp. *	2,749	85,494
The Western Union Co.	9,070	178,135
TiVo Corp.	1,311	24,253
Total System Services, Inc.	1,057	57,585
Travelport Worldwide Ltd.	1,208	15,342
Unisys Corp. *	2,574	35,779
Vantiv, Inc., Class A *	315	20,595
Verint Systems, Inc. *	254	9,588
VeriSign, Inc. *	542	44,699
Visa, Inc., Class A	7,939	698,156
VMware, Inc., Class A *	230	20,675
WebMD Health Corp. *	348	18,061
WEX, Inc. *	79	8,787
Yahoo! Inc. *	3,937	179,763
Zynga, Inc., Class A *	3,851	10,205
		18,581,797

Technology Hardware & Equipment 5.7%
ADTRAN, Inc.	936	19,796
Amphenol Corp., Class A	1,874	129,700
Anixter International, Inc. *	1,097	91,380
Apple, Inc.	45,650	6,253,593
Arrow Electronics, Inc. *	3,120	225,264
Avnet, Inc.	5,519	254,316
AVX Corp.	1,051	16,312
Belden, Inc.	468	33,064
Benchmark Electronics, Inc. *	1,872	58,219
Brocade Communications Systems, Inc.	5,154	63,446
CDW Corp.	964	56,780
Cisco Systems, Inc.	58,854	2,011,630
Cognex Corp.	312	23,965

10
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Coherent, Inc. *	312	56,965
CommScope Holding Co., Inc. *	1,124	42,768
Comtech Telecommunications Corp.	1,738	19,831
Corning, Inc.	17,981	496,455
Diebold Nixdorf, Inc.	902	27,240
Dolby Laboratories, Inc., Class A	815	39,845
EchoStar Corp., Class A *	468	24,930
Electronics For Imaging, Inc. *	225	10,366
F5 Networks, Inc. *	538	77,079
Fabrinet *	477	19,819
Finisar Corp. *	624	20,892
FLIR Systems, Inc.	1,592	58,442
Harmonic, Inc. *	2,658	14,353
Harris Corp.	1,831	201,227
Hewlett Packard Enterprise Co.	23,909	545,603
HP, Inc.	77,280	1,342,354
II-VI, Inc. *	742	26,415
Insight Enterprises, Inc. *	1,404	59,473
InterDigital, Inc.	312	26,224
IPG Photonics Corp. *	160	18,928
Itron, Inc. *	648	41,926
Jabil Circuit, Inc.	5,461	139,310
Juniper Networks, Inc.	5,933	166,124
Keysight Technologies, Inc. *	1,736	65,274
Knowles Corp. *	1,806	34,188
Littelfuse, Inc.	156	25,186
Methode Electronics, Inc.	330	13,695
Motorola Solutions, Inc.	3,522	278,132
MTS Systems Corp.	156	8,572
National Instruments Corp.	624	20,118
NCR Corp. *	1,749	84,074
NetApp, Inc.	5,306	221,950
NETGEAR, Inc. *	782	42,854
OSI Systems, Inc. *	400	30,168
Plantronics, Inc.	312	16,711
Plexus Corp. *	780	43,735
Sanmina Corp. *	2,048	79,872
ScanSource, Inc. *	624	25,116
SYNNEX Corp.	792	92,601
Tech Data Corp. *	2,352	204,624
Trimble, Inc. *	1,181	36,646
TTM Technologies, Inc. *	1,278	20,652
VeriFone Systems, Inc. *	1,096	22,654
ViaSat, Inc. *	156	10,739
Viavi Solutions, Inc. *	2,496	25,010
Vishay Intertechnology, Inc.	4,916	77,919
Western Digital Corp.	5,305	407,848
Xerox Corp.	35,573	264,663
Zebra Technologies Corp., Class A *	469	42,543
		14,909,578

Telecommunication Services 3.1%
AT&T, Inc.	112,601	4,705,596
CenturyLink, Inc.	19,519	473,531
Cincinnati Bell, Inc. *	1,721	33,215
Consolidated Communications Holdings, Inc.	624	14,071
Frontier Communications Corp. (b)	38,734	113,491
Level 3 Communications, Inc. *	1,098	62,860
T-Mobile US, Inc. *	1,126	70,409
Telephone & Data Systems, Inc.	3,759	101,606
Verizon Communications, Inc.	52,604	2,610,737
Vonage Holdings Corp. *	3,667	22,075
Windstream Holdings, Inc. (b)	9,947	74,307
Zayo Group Holdings, Inc. *	514	16,201
		8,298,099

Security	Number of Shares	Value ($)
Transportation 2.2%
Alaska Air Group, Inc.	939	91,853
Allegiant Travel Co.	66	11,491
AMERCO	26	10,044
American Airlines Group, Inc.	2,852	132,219
ArcBest Corp.	1,233	36,188
Atlas Air Worldwide Holdings, Inc. *	477	27,117
Avis Budget Group, Inc. *	3,291	113,803
C.H. Robinson Worldwide, Inc.	2,109	169,500
Copa Holdings S.A., Class A	902	96,054
CSX Corp.	17,014	826,200
Delta Air Lines, Inc.	1,722	85,979
Expeditors International of Washington, Inc.	2,737	154,312
FedEx Corp.	4,722	911,251
Forward Air Corp.	312	15,460
Genesee & Wyoming, Inc., Class A *	156	11,566
Hawaiian Holdings, Inc. *	493	23,984
Heartland Express, Inc.	780	16,177
Hertz Global Holdings, Inc. *	2,283	51,870
Hub Group, Inc., Class A *	624	31,512
J.B. Hunt Transport Services, Inc.	780	76,573
JetBlue Airways Corp. *	3,300	65,868
Kansas City Southern	795	70,461
Kirby Corp. *	529	36,607
Knight Transportation, Inc.	780	25,506
Landstar System, Inc.	624	54,163
Macquarie Infrastructure Corp.	484	37,239
Marten Transport Ltd.	486	11,931
Matson, Inc.	341	11,570
Norfolk Southern Corp.	3,959	479,158
Old Dominion Freight Line, Inc. *	225	20,646
Roadrunner Transportation Systems, Inc. *	2,890	21,791
Ryder System, Inc.	1,388	105,696
Saia, Inc. *	211	10,202
SkyWest, Inc.	1,647	57,892
Southwest Airlines Co.	1,010	58,378
Spirit Airlines, Inc. *	690	36,025
Swift Transportation Co. *	936	20,330
Union Pacific Corp.	9,989	1,078,213
United Continental Holdings, Inc. *	815	60,383
United Parcel Service, Inc., Class B	5,232	553,336
Werner Enterprises, Inc.	1,092	30,576
		5,739,124

Utilities 3.8%
AES Corp.	20,595	237,254
ALLETE, Inc.	468	31,454
Alliant Energy Corp.	3,176	125,388
Ameren Corp.	3,985	217,940
American Electric Power Co., Inc.	6,976	467,183
American States Water Co.	312	13,953
American Water Works Co., Inc.	552	43,056
Aqua America, Inc.	937	29,740
Atmos Energy Corp.	794	62,162
Avista Corp.	936	37,318
Black Hills Corp.	468	30,364
California Water Service Group	468	17,199
Calpine Corp. *	10,302	120,636
CenterPoint Energy, Inc.	7,199	196,677
CMS Energy Corp.	2,977	132,536
Consolidated Edison, Inc.	4,768	367,327
Dominion Resources, Inc.	6,471	502,408
DTE Energy Co.	2,305	233,681
Duke Energy Corp.	8,350	689,293
Dynegy, Inc. *	2,517	20,237
Edison International	4,375	348,863

11
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
El Paso Electric Co.	468	22,862
Entergy Corp.	3,554	272,450
Eversource Energy	2,731	160,200
Exelon Corp.	19,165	703,547
FirstEnergy Corp.	9,533	309,155
Great Plains Energy, Inc.	2,351	68,320
Hawaiian Electric Industries, Inc.	1,605	53,414
IDACORP, Inc.	468	38,811
MDU Resources Group, Inc.	3,932	106,597
MGE Energy, Inc.	314	20,080
National Fuel Gas Co.	656	39,557
New Jersey Resources Corp.	1,248	49,171
NextEra Energy, Inc.	3,966	519,546
NiSource, Inc.	5,528	132,175
Northwest Natural Gas Co.	468	28,127
NorthWestern Corp.	468	27,378
NRG Energy, Inc.	11,144	184,545
OGE Energy Corp.	3,040	111,963
ONE Gas, Inc.	276	18,092
Otter Tail Corp.	330	12,408
PG&E Corp.	6,318	421,727
Pinnacle West Capital Corp.	1,716	141,038
PNM Resources, Inc.	1,248	45,302
Portland General Electric Co.	1,262	57,206
PPL Corp.	9,066	334,354
Public Service Enterprise Group, Inc.	8,198	376,944
SCANA Corp.	746	51,735
Sempra Energy	2,389	263,483
South Jersey Industries, Inc.	354	12,397
Southwest Gas Holdings, Inc.	624	53,371
Spire, Inc.	468	30,841
The Southern Co.	12,729	646,888
UGI Corp.	1,819	87,730
Vectren Corp.	1,248	70,325
WEC Energy Group, Inc.	2,753	165,923
Westar Energy, Inc.	1,417	76,490
WGL Holdings, Inc.	884	73,805
Xcel Energy, Inc.	6,177	269,997
		9,982,623
Total Common Stock
(Cost $230,881,625)		263,077,794

Other Investment Companies 0.3% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (c)	579,920	579,920

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.48% (c)	274,400	274,400
Total Other Investment Companies
(Cost $854,320)		854,320

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $231,618,227 and the unrealized appreciation and depreciation were $40,069,551 and ($7,755,664), respectively, with a net unrealized appreciation of $32,313,887.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $240,735.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/17/17	6	708,840	5,954

12
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	1,980,449,996	2,192,103,750
0.4%	Other Investment Companies	7,716,403	7,716,403
100.1%	Total Investments	1,988,166,399	2,199,820,153
(0.1%)	Other Assets and Liabilities, Net		(2,197,201)
100.0%	Net Assets		2,197,622,952

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.3%
Adient plc *	2,873	192,864
BorgWarner, Inc.	34,101	1,438,721
Dana, Inc.	39,296	742,301
Delphi Automotive plc	26,363	2,007,015
Ford Motor Co.	684,881	8,581,559
General Motors Co.	282,590	10,410,616
Harley-Davidson, Inc.	25,354	1,429,459
Lear Corp.	11,772	1,671,506
The Goodyear Tire & Rubber Co.	35,598	1,247,710
Thor Industries, Inc.	6,874	761,777
Visteon Corp. *	9,964	923,364
		29,406,892

Banks 5.7%
Bank of America Corp.	761,099	18,783,923
BB&T Corp.	65,532	3,159,953
CIT Group, Inc.	28,708	1,231,573
Citigroup, Inc.	314,393	18,803,845
Citizens Financial Group, Inc.	38,427	1,436,017
Comerica, Inc.	11,863	845,595
Fifth Third Bancorp	90,054	2,471,082
Huntington Bancshares, Inc.	80,880	1,143,643
JPMorgan Chase & Co.	356,009	32,261,536
KeyCorp	91,262	1,712,988
M&T Bank Corp.	9,816	1,638,978
New York Community Bancorp, Inc.	54,642	834,930
People's United Financial, Inc.	33,999	652,781
PHH Corp. *	41,618	525,219
Regions Financial Corp.	124,686	1,903,955
SunTrust Banks, Inc.	44,371	2,639,631
The PNC Financial Services Group, Inc.	42,200	5,369,106
U.S. Bancorp	134,425	7,393,375
Wells Fargo & Co.	406,754	23,542,921
		126,351,051

Capital Goods 8.3%
3M Co.	54,465	10,149,553
AECOM *	25,104	912,530
AGCO Corp.	18,553	1,130,249
AMETEK, Inc.	14,727	794,816
Arconic, Inc.	74,461	2,143,732
Armstrong World Industries, Inc. *	14,603	671,738
Carlisle Cos., Inc.	5,234	540,672
Security	Number of Shares	Value ($)
Caterpillar, Inc.	97,555	9,429,666
Chicago Bridge & Iron Co. N.V.	18,299	614,297
Cummins, Inc.	26,153	3,883,459
Deere & Co.	66,953	7,330,684
Dover Corp.	22,867	1,831,647
Eaton Corp. plc	49,000	3,527,020
EMCOR Group, Inc.	9,731	598,262
Emerson Electric Co.	106,681	6,411,528
Fastenal Co.	24,737	1,237,592
Flowserve Corp.	22,605	1,050,002
Fluor Corp.	54,568	3,022,521
Fortive Corp.	7,434	428,570
Fortune Brands Home & Security, Inc.	9,664	558,869
General Dynamics Corp.	30,345	5,759,784
General Electric Co.	820,131	24,448,105
Herc Holdings, Inc. *	9,361	483,870
Honeywell International, Inc.	53,356	6,642,822
Hubbell, Inc.	5,708	677,083
Huntington Ingalls Industries, Inc.	3,344	730,664
IDEX Corp.	4,251	391,900
Illinois Tool Works, Inc.	37,285	4,921,993
Ingersoll-Rand plc	28,700	2,277,632
Jacobs Engineering Group, Inc.	26,129	1,473,937
Johnson Controls International plc	119,591	5,015,647
Joy Global, Inc.	42,911	1,209,661
KBR, Inc.	55,180	830,459
L3 Technologies, Inc.	18,762	3,158,020
Lincoln Electric Holdings, Inc.	9,333	785,932
Lockheed Martin Corp.	23,515	6,268,629
Northrop Grumman Corp.	24,630	6,085,827
NOW, Inc. *	28,813	551,481
Oshkosh Corp.	19,499	1,323,787
Owens Corning	17,468	1,021,703
PACCAR, Inc.	43,633	2,915,121
Parker-Hannifin Corp.	18,521	2,867,792
Pentair plc	17,367	1,008,328
Quanta Services, Inc. *	35,680	1,331,578
Raytheon Co.	35,759	5,512,250
Rockwell Automation, Inc.	11,307	1,708,488
Rockwell Collins, Inc.	13,333	1,274,501
Roper Technologies, Inc.	3,906	817,135
Snap-on, Inc.	3,906	662,731
Stanley Black & Decker, Inc.	14,337	1,822,950
Terex Corp.	22,924	716,146
Textron, Inc.	31,411	1,485,740
The Boeing Co.	55,101	9,930,853
The Timken Co.	18,285	808,197
TransDigm Group, Inc.	3,230	821,066
Trinity Industries, Inc.	27,544	739,281
Triumph Group, Inc.	15,907	442,215
United Rentals, Inc. *	11,763	1,506,017
United Technologies Corp.	106,903	12,031,933
Valmont Industries, Inc.	4,258	669,570
W.W. Grainger, Inc.	8,037	1,992,855
WABCO Holdings, Inc. *	4,540	509,751
WESCO International, Inc. *	9,431	655,454
Xylem, Inc.	13,005	625,801
		183,182,096

13
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Commercial & Professional Services 0.6%
Cintas Corp.	7,216	851,560
Equifax, Inc.	5,411	709,436
LSC Communications, Inc.	2,716	77,189
ManpowerGroup, Inc.	21,419	2,078,500
Nielsen Holdings plc	20,432	906,363
Pitney Bowes, Inc.	44,244	603,488
R.R. Donnelley & Sons Co.	16,031	268,840
Republic Services, Inc.	28,917	1,791,408
Robert Half International, Inc.	18,807	907,250
The Dun & Bradstreet Corp.	5,211	549,969
Verisk Analytics, Inc. *	6,525	541,053
Waste Management, Inc.	46,763	3,428,663
		12,713,719

Consumer Durables & Apparel 1.1%
Coach, Inc.	55,226	2,103,558
D.R. Horton, Inc.	18,606	595,392
Fossil Group, Inc. *	22,488	425,248
Garmin Ltd.	13,984	721,714
Hanesbrands, Inc.	18,747	375,128
Harman International Industries, Inc.	5,755	642,373
Hasbro, Inc.	11,067	1,072,060
Leggett & Platt, Inc.	15,877	780,831
Mattel, Inc.	52,947	1,362,326
Michael Kors Holdings Ltd. *	12,465	454,973
Mohawk Industries, Inc. *	4,070	921,285
Newell Brands, Inc.	18,265	895,533
NIKE, Inc., Class B	94,744	5,415,567
NVR, Inc. *	494	955,875
Polaris Industries, Inc. (b)	7,261	618,710
PulteGroup, Inc.	32,798	723,196
PVH Corp.	8,382	767,791
Ralph Lauren Corp.	13,145	1,042,793
Tupperware Brands Corp.	9,589	579,080
VF Corp.	29,462	1,545,282
Whirlpool Corp.	10,417	1,860,372
		23,859,087

Consumer Services 1.6%
Aramark	19,913	711,691
Brinker International, Inc.	10,459	441,788
Carnival Corp.	45,414	2,540,913
Chipotle Mexican Grill, Inc. *	1,396	584,561
Darden Restaurants, Inc.	13,151	982,117
DeVry Education Group, Inc.	22,315	717,427
H&R Block, Inc.	33,325	685,162
Hilton Grand Vacations, Inc. *	2,275	68,114
Hilton Worldwide Holdings, Inc.	7,981	456,513
International Game Technology plc	16,601	448,227
Las Vegas Sands Corp.	31,469	1,666,284
Marriott International, Inc., Class A	28,995	2,522,275
McDonald's Corp.	100,948	12,886,012
MGM Resorts International *	34,122	897,067
Royal Caribbean Cruises Ltd.	14,080	1,353,088
Service Corp. International	17,244	529,908
Starbucks Corp.	47,760	2,716,111
Wyndham Worldwide Corp.	18,334	1,526,122
Wynn Resorts Ltd.	12,492	1,201,106
Yum China Holdings, Inc. *	7,790	207,136
Yum! Brands, Inc.	32,008	2,090,763
		35,232,385

Security	Number of Shares	Value ($)
Diversified Financials 4.7%
AGNC Investment Corp.	37,745	740,934
Ally Financial, Inc.	131,009	2,946,392
American Express Co.	113,341	9,074,080
Ameriprise Financial, Inc.	23,656	3,110,764
Annaly Capital Management, Inc.	148,067	1,643,544
Berkshire Hathaway, Inc., Class B *	132,595	22,729,435
BlackRock, Inc.	6,938	2,688,198
Capital One Financial Corp.	69,056	6,481,596
CME Group, Inc.	17,350	2,107,331
Discover Financial Services	52,370	3,725,602
Donnelley Financial Solutions, Inc. *	2,721	62,882
FNFV Group *	37,313	464,547
Franklin Resources, Inc.	55,908	2,406,280
Intercontinental Exchange, Inc.	8,524	486,976
Invesco Ltd.	40,462	1,302,472
Legg Mason, Inc.	28,738	1,083,997
Leucadia National Corp.	28,792	766,443
Moody's Corp.	9,488	1,056,679
Morgan Stanley	81,272	3,711,692
Nasdaq, Inc.	9,222	655,776
Navient Corp.	75,338	1,160,959
Northern Trust Corp.	12,666	1,106,375
S&P Global, Inc.	14,961	1,937,001
SLM Corp. *	144,218	1,729,174
State Street Corp.	37,258	2,969,835
Synchrony Financial	68,969	2,499,437
T. Rowe Price Group, Inc.	22,772	1,621,594
TD Ameritrade Holding Corp.	14,634	572,189
The Bank of New York Mellon Corp.	72,034	3,395,683
The Charles Schwab Corp. (a)	31,379	1,268,025
The Goldman Sachs Group, Inc.	62,518	15,508,215
Thomson Reuters Corp.	39,686	1,678,718
Voya Financial, Inc.	23,764	979,790
		103,672,615

Energy 13.7%
Anadarko Petroleum Corp.	67,732	4,378,874
Apache Corp.	83,882	4,411,354
Baker Hughes, Inc.	78,292	4,719,442
Cabot Oil & Gas Corp.	18,908	414,085
California Resources Corp. *(b)	56,533	1,010,245
Chesapeake Energy Corp. *	368,074	2,006,003
Chevron Corp.	506,391	56,968,987
Cimarex Energy Co.	5,289	664,933
Concho Resources, Inc. *	3,976	526,621
ConocoPhillips	468,228	22,273,606
CONSOL Energy, Inc. *	57,519	895,571
Delek US Holdings, Inc.	32,938	792,818
Denbury Resources, Inc. *	249,824	677,023
Devon Energy Corp.	104,183	4,517,375
Diamond Offshore Drilling, Inc. *	38,033	640,476
Energen Corp. *	11,017	578,392
Ensco plc, Class A	128,052	1,247,226
EOG Resources, Inc.	38,036	3,689,112
EQT Corp.	7,976	477,683
Exxon Mobil Corp.	980,832	79,761,258
Halliburton Co.	127,162	6,798,081
Helmerich & Payne, Inc.	13,328	911,235
Hess Corp.	105,455	5,424,605
HollyFrontier Corp.	91,310	2,673,557
Kinder Morgan, Inc.	170,646	3,636,466
Marathon Oil Corp.	327,290	5,236,640
Marathon Petroleum Corp.	203,053	10,071,429
Murphy Oil Corp.	90,262	2,553,512
Nabors Industries Ltd.	105,410	1,543,202

14
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
National Oilwell Varco, Inc.	104,356	4,218,070
Newfield Exploration Co. *	15,003	547,009
Noble Corp. plc	137,438	918,086
Noble Energy, Inc.	37,055	1,349,173
Occidental Petroleum Corp.	131,255	8,603,765
Oceaneering International, Inc.	24,138	683,588
ONEOK, Inc.	25,349	1,370,113
Patterson-UTI Energy, Inc.	32,964	910,466
PBF Energy, Inc., Class A	23,415	573,433
Phillips 66	154,279	12,063,075
Pioneer Natural Resources Co.	5,401	1,004,424
QEP Resources, Inc. *	44,643	614,288
Schlumberger Ltd.	148,672	11,947,282
Seadrill Ltd. *(b)	652,153	1,141,268
SM Energy Co.	16,903	416,659
Southwestern Energy Co. *	68,189	512,099
Superior Energy Services, Inc.	44,689	737,368
Tesoro Corp.	26,942	2,295,189
The Williams Cos., Inc.	78,440	2,222,990
Transocean Ltd. *	176,005	2,432,389
Valero Energy Corp.	186,228	12,654,193
Weatherford International plc *	290,789	1,645,866
Western Refining, Inc.	19,534	713,382
Whiting Petroleum Corp. *	65,679	712,617
World Fuel Services Corp.	47,338	1,712,215
		301,498,818

Food & Staples Retailing 3.6%
Casey's General Stores, Inc.	5,565	637,638
Costco Wholesale Corp.	59,503	10,542,742
CVS Health Corp.	203,094	16,365,315
Sysco Corp.	88,909	4,687,282
The Kroger Co.	171,870	5,465,466
United Natural Foods, Inc. *	15,932	685,873
Wal-Mart Stores, Inc.	411,864	29,213,513
Walgreens Boots Alliance, Inc.	108,159	9,342,774
Whole Foods Market, Inc.	64,538	1,979,380
		78,919,983

Food, Beverage & Tobacco 4.8%
Altria Group, Inc.	127,295	9,536,941
Archer-Daniels-Midland Co.	187,418	8,803,023
Brown-Forman Corp., Class B	17,425	849,643
Bunge Ltd.	71,089	5,818,635
Campbell Soup Co.	13,677	811,730
ConAgra Brands, Inc.	42,333	1,744,543
Constellation Brands, Inc., Class A	4,737	752,283
Dr. Pepper Snapple Group, Inc.	19,782	1,848,430
General Mills, Inc.	65,173	3,934,494
Hormel Foods Corp.	22,282	785,440
Ingredion, Inc.	7,192	869,441
Kellogg Co.	25,265	1,871,379
Lamb Weston Holdings, Inc.	2,848	111,613
McCormick & Co., Inc. Non-Voting Shares	7,287	717,187
Mead Johnson Nutrition Co.	9,778	858,411
Molson Coors Brewing Co., Class B	9,433	946,979
Mondelez International, Inc., Class A	146,054	6,414,692
Monster Beverage Corp. *	12,600	522,144
PepsiCo, Inc.	140,677	15,527,927
Philip Morris International, Inc.	171,407	18,743,355
Reynolds American, Inc.	40,836	2,514,272
The Coca-Cola Co.	336,184	14,106,281
The Hershey Co.	10,007	1,084,258
The J.M. Smucker Co.	12,037	1,706,004
Security	Number of Shares	Value ($)
The Kraft Heinz Co.	15,812	1,446,956
Tyson Foods, Inc., Class A	43,010	2,690,706
		105,016,767

Health Care Equipment & Services 5.4%
Abbott Laboratories	156,686	7,063,405
Aetna, Inc.	45,573	5,867,979
AmerisourceBergen Corp.	27,444	2,511,400
Anthem, Inc.	77,111	12,709,435
Baxter International, Inc.	59,178	3,013,344
Becton Dickinson & Co.	17,098	3,129,789
Boston Scientific Corp. *	48,632	1,193,916
C.R. Bard, Inc.	6,049	1,483,457
Cardinal Health, Inc.	70,065	5,701,189
Centene Corp. *	12,381	872,860
Cerner Corp. *	10,605	583,699
Cigna Corp.	15,441	2,299,165
Community Health Systems, Inc. *	97,767	953,228
Danaher Corp.	29,984	2,565,131
DaVita, Inc. *	14,008	972,295
DENTSPLY SIRONA, Inc.	10,457	664,229
Edwards Lifesciences Corp. *	4,136	388,949
Express Scripts Holding Co. *	119,887	8,470,017
HCA Holdings, Inc. *	49,697	4,335,566
Henry Schein, Inc. *	7,270	1,247,241
Humana, Inc.	23,942	5,057,747
IDEXX Laboratories, Inc. *	4,458	646,143
Intuitive Surgical, Inc. *	1,438	1,059,806
Laboratory Corp. of America Holdings *	7,013	997,669
LifePoint Health, Inc. *	8,053	515,795
Magellan Health, Inc. *	9,182	634,935
McKesson Corp.	37,675	5,656,148
MEDNAX, Inc. *	6,843	487,153
Medtronic plc	80,733	6,532,107
Owens & Minor, Inc.	22,311	804,981
Patterson Cos., Inc.	13,020	591,759
Quest Diagnostics, Inc.	23,843	2,323,262
ResMed, Inc.	8,285	596,769
Stryker Corp.	18,812	2,418,471
Tenet Healthcare Corp. *	30,005	579,097
UnitedHealth Group, Inc.	110,382	18,254,975
Universal Health Services, Inc., Class B	7,588	953,053
Varex Imaging Corp. *	4,052	141,091
Varian Medical Systems, Inc. *	10,223	857,607
WellCare Health Plans, Inc. *	5,915	835,198
Zimmer Biomet Holdings, Inc.	16,159	1,891,896
		117,861,956

Household & Personal Products 1.9%
Avon Products, Inc. *	206,924	910,466
Church & Dwight Co., Inc.	16,648	829,736
Colgate-Palmolive Co.	71,666	5,230,185
Herbalife Ltd. *(b)	13,516	763,519
Kimberly-Clark Corp.	29,081	3,854,687
Nu Skin Enterprises, Inc., Class A	12,038	596,362
The Clorox Co.	8,351	1,142,500
The Estee Lauder Cos., Inc., Class A	13,098	1,085,169
The Procter & Gamble Co.	307,824	28,033,532
		42,446,156

Insurance 3.7%
Aflac, Inc.	49,577	3,586,896
Alleghany Corp. *	1,113	718,775
American Financial Group, Inc.	9,144	860,085
American International Group, Inc.	213,381	13,639,313

15
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Aon plc	19,711	2,279,577
Arch Capital Group Ltd. *	10,062	951,563
Arthur J. Gallagher & Co.	10,449	595,071
Assurant, Inc.	14,517	1,437,183
Assured Guaranty Ltd.	20,298	834,451
Axis Capital Holdings Ltd.	17,315	1,199,929
Chubb Ltd.	32,023	4,424,618
Cincinnati Financial Corp.	10,722	782,277
CNO Financial Group, Inc.	31,739	663,662
Everest Re Group Ltd.	6,184	1,454,106
First American Financial Corp.	13,483	526,781
FNF Group	28,640	1,097,771
Genworth Financial, Inc., Class A *	211,909	866,708
Lincoln National Corp.	28,086	1,970,514
Loews Corp.	51,921	2,439,249
Marsh & McLennan Cos., Inc.	35,629	2,618,019
MetLife, Inc.	87,181	4,571,772
Principal Financial Group, Inc.	23,679	1,480,885
Prudential Financial, Inc.	37,239	4,116,399
Reinsurance Group of America, Inc.	8,015	1,042,431
RenaissanceRe Holdings Ltd.	7,280	1,074,819
The Allstate Corp.	53,644	4,407,391
The Hartford Financial Services Group, Inc.	55,944	2,735,102
The Progressive Corp.	81,716	3,201,633
The Travelers Cos., Inc.	77,964	9,530,319
Torchmark Corp.	13,822	1,071,620
Unum Group	30,429	1,485,848
W.R. Berkley Corp.	13,199	937,393
White Mountains Insurance Group Ltd.	616	576,736
XL Group Ltd.	32,568	1,318,678
		80,497,574

Materials 4.0%
AdvanSix, Inc. *	528	14,404
Air Products & Chemicals, Inc.	14,646	2,057,324
Albemarle Corp.	8,758	889,025
Alcoa Corp.	7,172	248,080
Allegheny Technologies, Inc.	37,685	723,929
AptarGroup, Inc.	8,024	597,868
Ashland Global Holdings, Inc.	8,606	1,038,400
Avery Dennison Corp.	10,982	886,357
Ball Corp.	25,541	1,878,030
Bemis Co., Inc.	15,651	775,820
Cabot Corp.	9,609	557,130
Celanese Corp., Series A	12,488	1,113,555
CF Industries Holdings, Inc.	57,288	1,799,989
Commercial Metals Co.	35,433	748,699
Domtar Corp.	26,480	1,008,623
E.I. du Pont de Nemours & Co.	78,738	6,184,083
Eastman Chemical Co.	18,921	1,518,410
Ecolab, Inc.	12,737	1,579,006
FMC Corp.	15,676	903,251
Freeport-McMoRan, Inc. *	554,022	7,423,895
Graphic Packaging Holding Co.	32,793	437,787
Huntsman Corp.	49,517	1,119,084
International Flavors & Fragrances, Inc.	5,240	658,668
International Paper Co.	67,076	3,534,905
LyondellBasell Industries N.V., Class A	78,281	7,142,358
Monsanto Co.	48,433	5,513,128
Newmont Mining Corp.	71,049	2,432,718
Nucor Corp.	56,735	3,549,909
Owens-Illinois, Inc. *	43,968	870,566
Packaging Corp. of America	7,965	736,205
PPG Industries, Inc.	25,138	2,574,885
Praxair, Inc.	30,141	3,578,038
Reliance Steel & Aluminum Co.	14,856	1,257,560
RPM International, Inc.	10,984	585,337
Security	Number of Shares	Value ($)
Sealed Air Corp.	10,678	496,313
Sonoco Products Co.	13,084	697,639
Steel Dynamics, Inc.	34,133	1,249,268
The Chemours Co.	69,738	2,347,381
The Dow Chemical Co.	134,107	8,349,502
The Mosaic Co.	112,155	3,498,115
The Sherwin-Williams Co.	3,340	1,030,524
The Valspar Corp.	6,927	770,421
United States Steel Corp.	55,267	2,139,938
Vulcan Materials Co.	4,361	525,980
WestRock Co.	20,831	1,119,041
		88,161,148

Media 3.2%
CBS Corp., Class B Non-Voting Shares	64,346	4,241,688
Charter Communications, Inc., Class A *	9,747	3,148,866
Comcast Corp., Class A	391,956	14,666,994
Discovery Communications, Inc., Class A *	30,514	877,583
Discovery Communications, Inc., Class C *	45,697	1,282,715
DISH Network Corp., Class A *	16,157	1,001,734
News Corp., Class A	60,342	773,584
News Corp., Class B	20,188	266,482
Omnicom Group, Inc.	27,707	2,357,866
Scripps Networks Interactive, Inc., Class A	10,981	886,935
TEGNA, Inc.	32,753	839,459
The Interpublic Group of Cos., Inc.	32,116	773,996
The Walt Disney Co.	133,027	14,644,942
Time Warner, Inc.	143,138	14,057,583
Time, Inc.	40,717	714,583
Twenty-First Century Fox, Inc., Class A	126,102	3,772,972
Twenty-First Century Fox, Inc., Class B	58,793	1,725,575
Viacom, Inc., Class B	122,630	5,328,273
		71,361,830

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
AbbVie, Inc.	69,099	4,273,082
Agilent Technologies, Inc.	21,422	1,098,949
Allergan plc	4,163	1,019,186
Amgen, Inc.	57,116	10,082,687
Biogen, Inc. *	7,286	2,102,740
Bioverativ, Inc. *	3,586	186,759
Bristol-Myers Squibb Co.	98,583	5,590,642
Celgene Corp. *	26,779	3,307,474
Eli Lilly & Co.	84,531	7,000,012
Gilead Sciences, Inc.	68,745	4,845,148
Johnson & Johnson	203,907	24,919,474
Merck & Co., Inc.	298,608	19,669,309
Mettler-Toledo International, Inc. *	1,584	754,332
Mylan N.V. *	33,917	1,419,426
Perrigo Co., plc	6,731	503,277
Pfizer, Inc.	830,252	28,328,198
Thermo Fisher Scientific, Inc.	15,835	2,496,863
Waters Corp. *	4,650	720,704
Zoetis, Inc.	13,933	742,768
		119,061,030

Real Estate 1.2%
American Tower Corp.	10,615	1,218,496
AvalonBay Communities, Inc.	4,002	735,488
Boston Properties, Inc.	7,919	1,100,979
CBRE Group, Inc., Class A *	18,673	665,132
CoreCivic, Inc.	27,875	939,388
Crown Castle International Corp.	8,765	819,790
Digital Realty Trust, Inc.	8,026	866,808
Duke Realty Corp.	17,024	436,495

16
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Equity Residential	18,303	1,154,370
GGP, Inc.	28,077	697,994
HCP, Inc.	37,461	1,228,346
Hospitality Properties Trust	21,497	683,175
Host Hotels & Resorts, Inc.	71,003	1,277,344
Iron Mountain, Inc.	34,796	1,264,835
Jones Lang LaSalle, Inc.	4,687	537,599
Kimco Realty Corp.	22,154	537,235
Park Hotels & Resorts, Inc.	4,699	120,012
Prologis, Inc.	18,943	967,040
Public Storage	4,453	1,012,879
Quality Care Properties, Inc. *	2,179	41,357
Simon Property Group, Inc.	11,730	2,163,012
SL Green Realty Corp.	4,371	492,524
The Macerich Co.	6,517	439,116
Ventas, Inc.	19,124	1,244,016
Vornado Realty Trust	11,718	1,287,457
Welltower, Inc.	16,153	1,136,848
Weyerhaeuser Co.	78,173	2,635,994
		25,703,729

Retailing 4.4%
Abercrombie & Fitch Co., Class A	43,040	514,758
Advance Auto Parts, Inc.	4,052	634,584
Amazon.com, Inc. *	4,128	3,488,325
American Eagle Outfitters, Inc.	44,912	711,855
AutoNation, Inc. *	15,651	718,381
AutoZone, Inc. *	1,090	802,840
Bed Bath & Beyond, Inc.	61,531	2,485,852
Best Buy Co., Inc.	89,956	3,969,758
Big Lots, Inc.	18,240	936,442
CarMax, Inc. *	18,717	1,207,995
Chico's FAS, Inc.	40,745	589,988
Core-Mark Holding Co., Inc.	18,800	611,376
CST Brands, Inc.	18,885	908,935
Dick's Sporting Goods, Inc.	14,056	688,041
Dillard's, Inc., Class A	10,803	588,980
Dollar General Corp.	32,700	2,387,754
Dollar Tree, Inc. *	18,244	1,398,950
Expedia, Inc.	5,248	624,722
Foot Locker, Inc.	20,096	1,520,664
GameStop Corp., Class A	55,750	1,362,530
Genuine Parts Co.	18,804	1,799,731
GNC Holdings, Inc., Class A	21,384	177,487
Guess?, Inc.	29,578	375,641
J.C. Penney Co., Inc. *(b)	79,432	503,599
Kohl's Corp.	88,820	3,785,508
L Brands, Inc.	23,769	1,250,725
Liberty Interactive Corp. QVC Group, Class A *	69,795	1,317,730
LKQ Corp. *	19,280	608,862
Lowe's Cos., Inc.	133,897	9,957,920
Macy's, Inc.	80,927	2,688,395
Murphy USA, Inc. *	18,843	1,200,299
Nordstrom, Inc.	27,929	1,303,167
O'Reilly Automotive, Inc. *	6,243	1,696,286
Office Depot, Inc.	131,389	547,892
Ross Stores, Inc.	25,274	1,733,291
Signet Jewelers Ltd.	7,981	507,512
Staples, Inc.	383,984	3,452,016
Target Corp.	131,803	7,746,062
The Gap, Inc.	91,189	2,263,311
The Home Depot, Inc.	117,720	17,058,805
The Priceline Group, Inc. *	1,299	2,239,645
The TJX Cos., Inc.	63,794	5,004,639
Tiffany & Co.	11,020	1,012,407
Tractor Supply Co.	11,145	790,292
Security	Number of Shares	Value ($)
Urban Outfitters, Inc. *	18,753	488,141
Williams-Sonoma, Inc.	15,119	734,632
		96,396,725

Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	19,785	1,620,985
Applied Materials, Inc.	95,162	3,446,768
Broadcom Ltd.	5,601	1,181,419
Intel Corp.	748,058	27,079,700
KLA-Tencor Corp.	14,532	1,309,624
Lam Research Corp.	10,683	1,266,363
Linear Technology Corp.	12,725	821,780
Marvell Technology Group Ltd.	97,230	1,516,788
Maxim Integrated Products, Inc.	29,972	1,327,760
Microchip Technology, Inc.	12,547	909,908
Micron Technology, Inc. *	136,966	3,210,483
NVIDIA Corp.	18,449	1,872,204
QUALCOMM, Inc.	136,702	7,720,929
Skyworks Solutions, Inc.	6,971	660,920
Texas Instruments, Inc.	89,738	6,875,726
Versum Materials, Inc. *	1,686	51,103
Xilinx, Inc.	19,689	1,158,107
		62,030,567

Software & Services 7.1%
Accenture plc, Class A	49,606	6,076,735
Activision Blizzard, Inc.	53,574	2,417,795
Adobe Systems, Inc. *	11,886	1,406,589
Akamai Technologies, Inc. *	9,530	596,578
Alliance Data Systems Corp.	3,173	770,976
Alphabet, Inc., Class A *	7,318	6,183,198
Alphabet, Inc., Class C *	7,552	6,216,882
Amdocs Ltd.	17,623	1,068,835
Autodesk, Inc. *	7,849	677,369
Automatic Data Processing, Inc.	25,073	2,572,991
Booz Allen Hamilton Holding Corp.	16,318	583,695
Broadridge Financial Solutions, Inc.	9,417	652,881
CA, Inc.	42,163	1,360,600
CACI International, Inc., Class A *	4,571	573,203
Citrix Systems, Inc. *	10,692	844,133
Cognizant Technology Solutions Corp., Class A *	28,226	1,672,955
Computer Sciences Corp.	21,185	1,452,444
Conduent, Inc. *	57,184	920,091
CSRA, Inc.	16,920	504,554
Dell Technologies, Inc., Class V *	10,558	670,327
eBay, Inc. *	77,507	2,627,487
Electronic Arts, Inc. *	8,216	710,684
Facebook, Inc., Class A *	12,675	1,717,969
Fidelity National Information Services, Inc.	28,312	2,329,228
Fiserv, Inc. *	15,665	1,807,741
Global Payments, Inc.	7,204	574,087
IAC/InterActiveCorp *	12,084	893,491
International Business Machines Corp.	186,821	33,594,152
Intuit, Inc.	15,809	1,983,081
Leidos Holdings, Inc.	16,191	862,980
MasterCard, Inc., Class A	37,269	4,116,734
Microsoft Corp.	601,406	38,477,956
Oracle Corp.	331,025	14,098,355
Paychex, Inc.	19,643	1,206,473
PayPal Holdings, Inc. *	19,557	821,394
Symantec Corp.	106,516	3,043,162
Teradata Corp. *	30,464	947,430
The Western Union Co.	82,473	1,619,770
Total System Services, Inc.	9,508	517,996

17
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Visa, Inc., Class A	69,149	6,080,963
Yahoo! Inc. *	38,018	1,735,902
		156,989,866

Technology Hardware & Equipment 5.8%
Amphenol Corp., Class A	18,234	1,261,975
Anixter International, Inc. *	10,096	840,997
Apple, Inc.	419,144	57,418,536
Arrow Electronics, Inc. *	28,785	2,078,277
Avnet, Inc.	50,589	2,331,141
Brocade Communications Systems, Inc.	49,498	609,320
CDW Corp.	10,167	598,836
Cisco Systems, Inc.	534,612	18,273,038
Corning, Inc.	160,090	4,420,085
F5 Networks, Inc. *	4,270	611,763
FLIR Systems, Inc.	17,538	643,820
Harris Corp.	14,301	1,571,680
Hewlett Packard Enterprise Co.	212,918	4,858,789
HP, Inc.	700,330	12,164,732
Jabil Circuit, Inc.	57,131	1,457,412
Juniper Networks, Inc.	59,878	1,676,584
Keysight Technologies, Inc. *	17,497	657,887
Motorola Solutions, Inc.	35,475	2,801,461
NCR Corp. *	15,624	751,046
NetApp, Inc.	43,873	1,835,208
Sanmina Corp. *	19,726	769,314
SYNNEX Corp.	5,847	683,631
Tech Data Corp. *	21,306	1,853,622
Vishay Intertechnology, Inc.	37,729	598,005
Western Digital Corp.	49,622	3,814,939
Xerox Corp.	289,900	2,156,856
		126,738,954

Telecommunication Services 3.4%
AT&T, Inc.	1,026,069	42,879,424
CenturyLink, Inc.	189,719	4,602,583
Frontier Communications Corp. (b)	358,520	1,050,464
Level 3 Communications, Inc. *	10,826	619,788
T-Mobile US, Inc. *	12,625	789,441
Telephone & Data Systems, Inc.	29,075	785,897
Verizon Communications, Inc.	477,358	23,691,278
		74,418,875

Transportation 2.1%
Alaska Air Group, Inc.	8,770	857,881
American Airlines Group, Inc.	26,268	1,217,784
Avis Budget Group, Inc. *	29,162	1,008,422
C.H. Robinson Worldwide, Inc.	22,179	1,782,526
CSX Corp.	143,437	6,965,301
Delta Air Lines, Inc.	15,946	796,184
Expeditors International of Washington, Inc.	27,357	1,542,388
FedEx Corp.	42,998	8,297,754
Hertz Global Holdings, Inc. *	17,597	399,804
J.B. Hunt Transport Services, Inc.	7,420	728,421
JetBlue Airways Corp. *	27,403	546,964
Kansas City Southern	6,825	604,900
Norfolk Southern Corp.	36,405	4,406,097
Ryder System, Inc.	12,700	967,105
Southwest Airlines Co.	11,878	686,548
Union Pacific Corp.	92,032	9,933,934
United Parcel Service, Inc., Class B	48,823	5,163,521
		45,905,534

Security	Number of Shares	Value ($)
Utilities 3.9%
AES Corp.	205,426	2,366,508
Alliant Energy Corp.	21,252	839,029
Ameren Corp.	31,609	1,728,696
American Electric Power Co., Inc.	61,595	4,125,017
American Water Works Co., Inc.	12,083	942,474
Atmos Energy Corp.	9,772	765,050
Calpine Corp. *	108,438	1,269,809
CenterPoint Energy, Inc.	69,606	1,901,636
CMS Energy Corp.	28,164	1,253,861
Consolidated Edison, Inc.	38,183	2,941,618
Dominion Resources, Inc.	56,415	4,380,061
DTE Energy Co.	22,792	2,310,653
Duke Energy Corp.	74,688	6,165,494
Edison International	34,190	2,726,311
Entergy Corp.	37,966	2,910,474
Eversource Energy	27,989	1,641,835
Exelon Corp.	168,202	6,174,695
FirstEnergy Corp.	93,957	3,047,026
Great Plains Energy, Inc.	23,840	692,790
MDU Resources Group, Inc.	31,329	849,329
National Fuel Gas Co.	9,788	590,216
NextEra Energy, Inc.	36,422	4,771,282
NiSource, Inc.	29,240	699,128
NRG Energy, Inc.	124,592	2,063,244
OGE Energy Corp.	27,840	1,025,347
PG&E Corp.	58,816	3,925,968
Pinnacle West Capital Corp.	13,566	1,114,990
PPL Corp.	83,374	3,074,833
Public Service Enterprise Group, Inc.	74,051	3,404,865
SCANA Corp.	13,357	926,308
Sempra Energy	23,494	2,591,153
The Southern Co.	108,487	5,513,309
UGI Corp.	17,614	849,523
Vectren Corp.	11,758	662,563
WEC Energy Group, Inc.	19,918	1,200,458
Westar Energy, Inc.	12,476	673,455
Xcel Energy, Inc.	58,508	2,557,385
		84,676,393
Total Common Stock
(Cost $1,980,449,996)		2,192,103,750

Other Investment Companies 0.4% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (c)	3,369,128	3,369,128

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.48% (c)	4,347,275	4,347,275
Total Other Investment Companies
(Cost $7,716,403)		7,716,403

End of Investments.

18
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

At 02/28/17, the tax basis cost of the fund's investments was $1,987,814,162 and the unrealized appreciation and depreciation were $249,977,534 and ($37,971,543), respectively, with a net unrealized appreciation of $212,005,991.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $3,763,030.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/17/17	45	5,316,300	61,101
19
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	1,366,836,996	1,561,453,498
1.8%	Other Investment Companies	28,188,426	28,188,426
101.4%	Total Investments	1,395,025,422	1,589,641,924
(1.4%)	Other Assets and Liabilities, Net		(21,239,635)
100.0%	Net Assets		1,568,402,289

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	74,258	1,471,794
Cooper Tire & Rubber Co.	87,623	3,544,350
Cooper-Standard Holding, Inc. *	17,261	1,933,232
Dorman Products, Inc. *	13,708	1,071,417
Gentex Corp.	155,583	3,271,911
LCI Industries	15,332	1,651,257
Standard Motor Products, Inc.	22,124	1,061,288
Superior Industries International, Inc.	30,778	689,427
Tenneco, Inc. *	52,827	3,397,304
Tower International, Inc.	25,812	713,702
		18,805,682

Banks 6.0%
Associated Banc-Corp.	77,167	1,987,050
Astoria Financial Corp.	51,830	958,337
BancorpSouth, Inc.	37,556	1,164,236
Bank of Hawaii Corp.	27,361	2,310,910
Bank of the Ozarks, Inc.	16,688	913,334
BankUnited, Inc.	54,886	2,175,132
BOK Financial Corp.	16,567	1,366,115
Capitol Federal Financial, Inc.	94,945	1,432,720
Cathay General Bancorp	25,856	1,015,624
Columbia Banking System, Inc.	14,808	590,691
Commerce Bancshares, Inc.	46,402	2,738,646
Community Bank System, Inc.	17,270	1,026,011
Cullen/Frost Bankers, Inc.	28,477	2,633,268
CVB Financial Corp.	46,929	1,114,564
East West Bancorp, Inc.	69,693	3,771,785
EverBank Financial Corp.	67,979	1,321,512
F.N.B. Corp.	107,048	1,666,737
First Citizens BancShares, Inc., Class A	4,135	1,473,259
First Financial Bancorp	46,925	1,302,169
First Financial Bankshares, Inc. (a)	18,403	809,732
First Horizon National Corp.	171,754	3,424,775
First Republic Bank	33,811	3,172,486
Fulton Financial Corp.	107,216	2,050,506
Glacier Bancorp, Inc.	31,840	1,175,533
Great Western Bancorp, Inc.	22,994	982,764
Hancock Holding Co.	49,161	2,332,689
IBERIABANK Corp.	12,136	1,028,526
International Bancshares Corp.	37,460	1,425,353
Investors Bancorp, Inc.	53,983	789,771
MB Financial, Inc.	23,473	1,056,754
Security	Number of Shares	Value ($)
National Bank Holdings Corp., Class A	21,025	693,615
NBT Bancorp, Inc.	24,125	974,168
Northwest Bancshares, Inc.	89,655	1,626,342
Ocwen Financial Corp. *	379,964	1,675,641
Old National Bancorp	60,330	1,107,056
PacWest Bancorp	20,134	1,109,383
Park National Corp.	6,509	699,392
Popular, Inc.	94,101	4,146,090
PrivateBancorp, Inc.	18,615	1,053,609
Prosperity Bancshares, Inc.	25,933	1,933,046
Provident Financial Services, Inc.	21,693	575,949
Signature Bank *	8,597	1,354,113
SVB Financial Group *	14,801	2,825,363
Synovus Financial Corp.	51,075	2,156,387
TCF Financial Corp.	112,895	1,964,373
Texas Capital Bancshares, Inc. *	8,444	752,783
Trustmark Corp.	50,581	1,671,196
UMB Financial Corp.	16,237	1,279,800
Umpqua Holdings Corp.	72,321	1,360,358
United Bankshares, Inc. (a)	25,908	1,159,383
Valley National Bancorp	186,139	2,302,539
Walter Investment Management Corp. *(a)	186,672	634,685
Washington Federal, Inc.	69,238	2,343,706
Webster Financial Corp.	36,959	2,030,158
Westamerica Bancorp	19,000	1,099,150
Wintrust Financial Corp.	19,600	1,444,520
Zions Bancorp	91,267	4,097,888
		93,281,682

Capital Goods 12.9%
A.O. Smith Corp.	50,501	2,543,230
AAR Corp.	69,851	2,404,271
Actuant Corp., Class A	80,618	2,140,408
Acuity Brands, Inc.	9,217	1,947,552
Aegion Corp. *	58,100	1,322,356
Air Lease Corp.	34,903	1,358,774
Aircastle Ltd.	51,324	1,233,316
Albany International Corp., Class A	20,513	930,265
Allegion plc	21,981	1,595,601
Allison Transmission Holdings, Inc.	102,512	3,688,382
Altra Industrial Motion Corp.	17,529	681,002
Apogee Enterprises, Inc.	18,319	1,047,480
Applied Industrial Technologies, Inc.	58,074	3,661,566
Astec Industries, Inc.	17,599	1,111,729
AZZ, Inc.	13,130	770,074
B/E Aerospace, Inc.	39,986	2,543,110
Babcock & Wilcox Enterprises, Inc. *	50,548	834,042
Barnes Group, Inc.	39,803	1,994,528
Beacon Roofing Supply, Inc. *	44,125	2,005,040
Briggs & Stratton Corp.	80,709	1,727,173
BWX Technologies, Inc.	68,455	3,179,050
Chart Industries, Inc. *	39,047	1,389,683
CIRCOR International, Inc.	16,425	1,020,157
Colfax Corp. *	61,688	2,347,228
Comfort Systems USA, Inc.	30,718	1,171,892
Crane Co.	37,766	2,730,104
Cubic Corp.	33,353	1,752,700
Curtiss-Wright Corp.	26,648	2,606,974

20
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
DigitalGlobe, Inc. *	38,440	1,216,626
Donaldson Co., Inc.	91,502	3,930,011
DXP Enterprises, Inc. *	22,640	792,400
Dycom Industries, Inc. *	15,604	1,282,337
Encore Wire Corp.	39,235	1,863,662
EnerSys	44,439	3,409,804
EnPro Industries, Inc.	17,159	1,120,140
ESCO Technologies, Inc.	18,255	989,421
Esterline Technologies Corp. *	32,960	2,930,144
Federal Signal Corp.	39,979	594,888
Franklin Electric Co., Inc.	28,269	1,184,471
GATX Corp.	58,165	3,378,223
Generac Holdings, Inc. *	65,657	2,563,249
General Cable Corp.	205,442	3,430,881
Graco, Inc.	25,856	2,346,691
Granite Construction, Inc.	37,139	1,968,738
Griffon Corp.	50,374	1,266,906
H&E Equipment Services, Inc.	58,516	1,535,460
Harsco Corp. *	310,534	4,378,529
HD Supply Holdings, Inc. *	52,673	2,264,939
HEICO Corp.	7,931	651,532
HEICO Corp., Class A	3,679	261,025
Hexcel Corp.	51,864	2,851,483
Hillenbrand, Inc.	44,781	1,627,789
Hyster-Yale Materials Handling, Inc.	18,070	1,100,282
Kaman Corp.	31,934	1,653,223
Kennametal, Inc.	134,077	4,972,916
KLX, Inc. *	59,571	2,998,804
Lennox International, Inc.	21,791	3,587,234
Lindsay Corp.	11,327	906,953
Masco Corp.	103,591	3,499,304
Masonite International Corp. *	19,780	1,544,818
MasTec, Inc. *	82,619	3,242,796
Meritor, Inc. *	45,174	738,595
Moog, Inc., Class A *	45,477	3,073,336
MRC Global, Inc. *	214,208	4,329,144
MSC Industrial Direct Co., Inc., Class A	41,726	4,197,218
Mueller Industries, Inc.	92,341	3,861,701
Mueller Water Products, Inc., Class A	53,474	662,543
MYR Group, Inc. *	28,429	1,066,372
National Presto Industries, Inc.	6,502	647,599
Nordson Corp.	29,081	3,490,883
Orbital ATK, Inc.	26,200	2,421,404
Primoris Services Corp.	44,781	1,113,256
Quanex Building Products Corp.	48,660	951,303
Raven Industries, Inc.	39,303	1,161,404
RBC Bearings, Inc. *	10,254	956,698
Regal Beloit Corp.	55,315	4,118,202
Rexnord Corp. *	65,038	1,441,892
Rush Enterprises, Inc., Class A *	62,515	2,155,517
Simpson Manufacturing Co., Inc.	26,456	1,141,841
Spirit AeroSystems Holdings, Inc., Class A	66,123	4,073,838
SPX Corp. *	134,609	3,550,985
SPX FLOW, Inc. *	56,717	1,928,378
Standex International Corp.	8,507	812,418
Teledyne Technologies, Inc. *	22,974	3,019,013
Tennant Co.	16,254	1,141,843
Textainer Group Holdings Ltd.	47,960	755,370
The Greenbrier Cos., Inc.	32,082	1,349,048
The Middleby Corp. *	12,276	1,702,804
The Toro Co.	58,028	3,493,866
Titan International, Inc.	127,160	1,683,598
Titan Machinery, Inc. *	57,876	818,945
TriMas Corp. *	53,535	1,180,447
Tutor Perini Corp. *	94,573	2,879,748
Universal Forest Products, Inc.	23,784	2,278,745
USG Corp. *	16,797	566,563
Wabash National Corp.	50,655	1,071,353
Security	Number of Shares	Value ($)
Wabtec Corp.	37,613	3,013,554
Watsco, Inc.	19,225	2,850,491
Watts Water Technologies, Inc., Class A	24,429	1,562,235
Woodward, Inc.	37,909	2,670,689
		203,016,205

Commercial & Professional Services 4.7%
ABM Industries, Inc.	86,067	3,510,673
ACCO Brands Corp. *	119,036	1,595,082
Brady Corp., Class A	48,068	1,838,601
CBIZ, Inc. *	49,801	662,353
CEB, Inc.	13,948	1,081,667
Clean Harbors, Inc. *	43,452	2,518,478
Copart, Inc. *	64,030	3,786,734
Covanta Holding Corp.	151,676	2,457,151
Deluxe Corp.	38,512	2,834,098
Ennis, Inc.	31,719	518,606
Essendant, Inc.	142,846	2,275,537
FTI Consulting, Inc. *	55,055	2,215,413
G&K Services, Inc., Class A	15,892	1,501,794
Healthcare Services Group, Inc.	37,001	1,531,101
Herman Miller, Inc.	47,075	1,402,835
HNI Corp.	39,643	1,816,442
Huron Consulting Group, Inc. *	13,856	602,043
ICF International, Inc. *	20,394	875,922
Insperity, Inc.	14,665	1,220,861
Interface, Inc.	55,403	1,047,117
KAR Auction Services, Inc.	66,296	2,971,387
Kelly Services, Inc., Class A	133,440	2,852,947
Kforce, Inc.	52,740	1,358,055
Knoll, Inc.	32,607	728,767
Korn/Ferry International	38,757	1,197,979
Matthews International Corp., Class A	18,148	1,195,046
McGrath RentCorp	28,322	1,065,757
Mobile Mini, Inc.	21,035	684,689
MSA Safety, Inc.	22,248	1,607,418
Navigant Consulting, Inc. *	52,273	1,217,961
On Assignment, Inc. *	28,217	1,331,560
Quad/Graphics, Inc.	109,878	2,983,188
Resources Connection, Inc.	69,028	1,166,573
Rollins, Inc.	34,082	1,246,038
Steelcase, Inc., Class A	119,582	1,913,312
Stericycle, Inc. *	35,492	2,941,577
Team, Inc. *	27,219	934,973
Tetra Tech, Inc.	57,297	2,306,204
The Brink's Co.	63,830	3,411,714
TrueBlue, Inc. *	56,989	1,478,865
UniFirst Corp.	11,700	1,557,270
Viad Corp.	27,974	1,320,373
West Corp.	55,278	1,321,697
		74,085,858

Consumer Durables & Apparel 2.5%
American Outdoor Brands Corp. *(a)	33,814	657,344
Arctic Cat, Inc. *	49,299	912,031
Brunswick Corp.	52,671	3,154,466
CalAtlantic Group, Inc.	16,897	596,971
Carter's, Inc.	31,999	2,816,232
Columbia Sportswear Co.	17,730	974,086
Crocs, Inc. *	141,561	941,381
Deckers Outdoor Corp. *	45,535	2,405,614
Ethan Allen Interiors, Inc.	15,090	433,837
G-III Apparel Group Ltd. *	43,423	1,117,274
Helen of Troy Ltd. *	18,999	1,856,202
Iconix Brand Group, Inc. *	184,068	1,419,164
KB Home	39,871	707,710

21
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
La-Z-Boy, Inc.	55,857	1,508,139
Lennar Corp., Class A	71,620	3,494,340
Lululemon Athletica, Inc. *	29,950	1,954,537
M.D.C Holdings, Inc.	50,877	1,485,100
Meritage Homes Corp. *	28,428	1,010,615
Oxford Industries, Inc.	11,171	627,922
Skechers U.S.A., Inc., Class A *	55,009	1,412,081
Steven Madden Ltd. *	50,523	1,887,034
Sturm Ruger & Co., Inc. (a)	18,369	915,695
Tempur Sealy International, Inc. *(a)	33,087	1,528,289
Toll Brothers, Inc. *	50,592	1,727,211
Under Armour, Inc., Class A *(a)	28,911	596,145
Under Armour, Inc., Class C *	31,135	577,866
Unifi, Inc. *	17,987	490,865
Vista Outdoor, Inc. *	30,729	621,648
Wolverine World Wide, Inc.	76,952	1,936,882
		39,766,681

Consumer Services 4.5%
BJ's Restaurants, Inc. *	15,848	576,075
Bloomin' Brands, Inc.	98,183	1,677,947
Bob Evans Farms, Inc.	47,925	2,718,785
Boyd Gaming Corp. *	42,715	840,204
Bright Horizons Family Solutions, Inc. *	11,215	775,069
Buffalo Wild Wings, Inc. *	8,366	1,296,730
Caesars Entertainment Corp. *(a)	119,948	1,133,509
Capella Education Co.	18,064	1,374,670
Career Education Corp. *	209,812	1,747,734
Choice Hotels International, Inc.	27,690	1,678,014
Churchill Downs, Inc.	5,728	860,918
Cracker Barrel Old Country Store, Inc. (a)	11,893	1,914,654
DineEquity, Inc.	14,742	881,866
Domino's Pizza, Inc.	13,625	2,586,161
Dunkin' Brands Group, Inc.	41,821	2,300,573
Extended Stay America, Inc.	32,135	555,936
Graham Holdings Co., Class B	7,222	3,887,241
Grand Canyon Education, Inc. *	17,189	1,055,061
Houghton Mifflin Harcourt Co. *	68,525	757,201
Hyatt Hotels Corp., Class A *	17,401	893,367
ILG, Inc.	32,984	622,738
International Speedway Corp., Class A	21,385	793,384
Jack in the Box, Inc.	27,073	2,537,011
K12, Inc. *	60,015	1,071,868
La Quinta Holdings, Inc. *	66,655	923,838
Marriott Vacations Worldwide Corp.	18,884	1,773,774
Norwegian Cruise Line Holdings Ltd. *	47,790	2,422,953
Panera Bread Co., Class A *	16,327	3,768,272
Papa John's International, Inc.	9,531	752,187
Penn National Gaming, Inc. *	116,350	1,683,585
Red Robin Gourmet Burgers, Inc. *	19,324	882,141
Regis Corp. *	122,264	1,505,070
Ruby Tuesday, Inc. *	293,528	557,703
SeaWorld Entertainment, Inc.	123,831	2,386,223
ServiceMaster Global Holdings, Inc. *	19,145	762,545
Six Flags Entertainment Corp.	34,746	2,105,955
Sotheby's *	46,518	2,099,357
Strayer Education, Inc. *	29,667	2,300,379
Texas Roadhouse, Inc.	39,556	1,673,219
The Cheesecake Factory, Inc.	47,753	2,915,321
The Wendy's Co.	269,438	3,755,966
Vail Resorts, Inc.	9,957	1,804,009
Weight Watchers International, Inc. *(a)	164,971	2,373,933
		70,983,146

Security	Number of Shares	Value ($)
Diversified Financials 5.2%
Affiliated Managers Group, Inc.	19,562	3,285,047
Altisource Residential Corp.	69,607	934,126
Anworth Mortgage Asset Corp.	169,274	920,851
BGC Partners, Inc., Class A	100,833	1,137,396
Capstead Mortgage Corp.	103,400	1,093,972
CBOE Holdings, Inc.	33,768	2,635,592
Chimera Investment Corp.	148,959	2,865,971
Credit Acceptance Corp. *(a)	5,156	1,033,572
CYS Investments, Inc.	83,805	672,116
E*TRADE Financial Corp. *	102,813	3,548,077
Eaton Vance Corp.	78,481	3,659,569
Evercore Partners, Inc., Class A	19,350	1,539,292
EZCORP, Inc., Class A *	194,549	1,712,031
FactSet Research Systems, Inc.	12,760	2,270,004
Federated Investors, Inc., Class B	88,290	2,398,839
FirstCash, Inc.	45,947	2,037,749
Greenhill & Co., Inc.	50,920	1,504,686
Invesco Mortgage Capital, Inc.	108,982	1,694,670
Janus Capital Group, Inc.	108,092	1,368,445
KCG Holdings, Inc., Class A *	39,105	541,604
Lazard Ltd., Class A	61,277	2,638,588
LPL Financial Holdings, Inc.	106,452	4,209,112
MarketAxess Holdings, Inc.	4,985	973,222
MFA Financial, Inc.	292,803	2,348,280
Morningstar, Inc.	11,003	882,771
MSCI, Inc.	28,571	2,702,531
Nelnet, Inc., Class A	24,715	1,106,985
New Residential Investment Corp.	146,845	2,477,275
OneMain Holdings, Inc. *	43,728	1,225,259
PennyMac Mortgage Investment Trust	86,478	1,458,019
PRA Group, Inc. *	34,458	1,405,886
Raymond James Financial, Inc.	52,811	4,148,832
Redwood Trust, Inc.	89,474	1,464,689
Santander Consumer USA Holdings, Inc. *	229,884	3,397,686
SEI Investments Co.	64,230	3,233,980
Starwood Property Trust, Inc.	89,015	2,034,883
Stifel Financial Corp. *	28,405	1,532,734
Two Harbors Investment Corp.	177,274	1,648,648
Waddell & Reed Financial, Inc., Class A	152,236	2,929,021
Western Asset Mortgage Capital Corp.	75,934	789,714
World Acceptance Corp. *	36,446	1,911,228
		81,372,952

Energy 4.7%
Alon USA Energy, Inc.	152,392	1,853,087
Antero Resources Corp. *	33,626	806,351
Archrock, Inc.	219,480	2,995,902
Atwood Oceanics, Inc. *	230,368	2,421,168
Bill Barrett Corp. *	211,396	1,164,792
Bristow Group, Inc.	151,680	2,382,893
CARBO Ceramics, Inc. *	103,218	1,324,287
Carrizo Oil & Gas, Inc. *	15,956	519,368
Continental Resources, Inc. *	27,903	1,261,216
CVR Energy, Inc. (a)	73,251	1,678,913
Dril-Quip, Inc. *	29,008	1,779,641
EP Energy Corp., Class A *(a)	105,850	499,612
Forum Energy Technologies, Inc. *	65,767	1,427,144
Golar LNG Ltd.	56,151	1,533,484
Green Plains, Inc.	97,572	2,444,179
Gulfport Energy Corp. *	20,386	353,493
Helix Energy Solutions Group, Inc. *	204,431	1,688,600
Hornbeck Offshore Services, Inc. *	128,924	578,869
Laredo Petroleum, Inc. *	45,292	626,388
Matrix Service Co. *	37,480	607,176
McDermott International, Inc. *	497,988	3,665,192

22
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Newpark Resources, Inc. *	236,994	1,824,854
Nordic American Tankers Ltd. (a)	67,726	537,744
Oasis Petroleum, Inc. *	132,584	1,877,389
Oil States International, Inc. *	84,645	3,114,936
PDC Energy, Inc. *	11,947	807,498
Pioneer Energy Services Corp. *	296,254	1,555,333
Range Resources Corp.	85,547	2,362,808
Renewable Energy Group, Inc. *	117,872	1,049,061
REX American Resources Corp. *	5,996	498,987
Rowan Cos. plc, Class A *	159,530	2,890,684
RPC, Inc. (a)	66,884	1,337,680
SEACOR Holdings, Inc. *	45,603	3,139,766
SemGroup Corp., Class A	43,014	1,511,942
Ship Finance International Ltd. (a)	69,434	1,024,151
Targa Resources Corp.	62,511	3,531,871
Teekay Corp.	193,329	1,898,491
Tesco Corp. *	117,376	980,090
TETRA Technologies, Inc. *	123,475	554,403
Tidewater, Inc. *(a)	647,369	880,422
Unit Corp. *	162,946	4,422,354
US Silica Holdings, Inc.	24,035	1,215,450
W&T Offshore, Inc. *	488,679	1,226,584
WPX Energy, Inc. *	312,077	4,025,793
		73,880,046

Food & Staples Retailing 0.9%
Ingles Markets, Inc., Class A	37,040	1,735,324
Performance Food Group Co. *	40,255	950,018
PriceSmart, Inc.	14,905	1,317,602
Rite Aid Corp. *	358,214	2,149,284
SpartanNash Co.	71,320	2,489,068
Sprouts Farmers Market, Inc. *	53,777	992,723
SUPERVALU, Inc. *	365,114	1,380,131
The Andersons, Inc.	66,371	2,624,973
		13,639,123

Food, Beverage & Tobacco 2.3%
B&G Foods, Inc.	27,362	1,162,885
Cal-Maine Foods, Inc. (a)	27,393	1,039,564
Darling Ingredients, Inc. *	157,915	2,054,474
Dean Foods Co.	113,858	2,076,770
Flowers Foods, Inc.	179,477	3,456,727
Fresh Del Monte Produce, Inc.	50,968	2,949,518
J&J Snack Foods Corp.	9,623	1,287,557
Lancaster Colony Corp.	13,033	1,717,749
Pilgrim's Pride Corp.	76,534	1,559,763
Pinnacle Foods, Inc.	51,718	2,954,649
Sanderson Farms, Inc.	29,892	2,840,936
Snyder's-Lance, Inc.	48,568	1,922,321
The Boston Beer Co., Inc., Class A *	4,660	739,309
The Hain Celestial Group, Inc. *	37,104	1,312,740
The WhiteWave Foods Co. *	39,835	2,194,112
TreeHouse Foods, Inc. *	25,726	2,188,768
Universal Corp.	53,315	3,609,426
Vector Group Ltd.	55,438	1,262,878
		36,330,146

Health Care Equipment & Services 3.5%
Air Methods Corp. *	30,185	1,142,502
Alere, Inc. *	33,727	1,291,744
Align Technology, Inc. *	11,476	1,179,274
Allscripts Healthcare Solutions, Inc. *	156,253	1,903,161
Amedisys, Inc. *	19,359	933,491
Analogic Corp.	9,333	768,573
Brookdale Senior Living, Inc. *	136,156	1,960,646
Security	Number of Shares	Value ($)
Chemed Corp.	16,594	2,962,859
CONMED Corp.	23,454	976,155
Envision Healthcare Corp. *	60,592	4,241,440
Haemonetics Corp. *	33,327	1,244,097
Halyard Health, Inc. *	75,041	2,931,101
HealthSouth Corp.	55,096	2,331,663
Hill-Rom Holdings, Inc.	46,413	3,084,144
HMS Holdings Corp. *	27,046	503,867
Hologic, Inc. *	34,346	1,393,761
Integer Holdings Corp. *	25,651	927,284
Invacare Corp.	108,938	1,318,150
Kindred Healthcare, Inc.	262,820	2,365,380
LHC Group, Inc. *	11,942	573,455
Masimo Corp. *	21,921	1,980,782
Molina Healthcare, Inc. *	35,781	1,735,736
PharMerica Corp. *	56,424	1,388,030
Quality Systems, Inc. *	65,006	991,992
Select Medical Holdings Corp. *	199,342	2,870,525
Teleflex, Inc.	14,457	2,763,889
The Cooper Cos., Inc.	15,109	3,008,806
Triple-S Management Corp., Class B *	61,191	1,142,436
VCA, Inc. *	37,452	3,404,387
West Pharmaceutical Services, Inc.	23,077	1,903,160
		55,222,490

Household & Personal Products 0.7%
Central Garden & Pet Co., Class A *	42,543	1,359,249
Edgewell Personal Care Co. *	47,343	3,495,807
Energizer Holdings, Inc.	43,316	2,376,316
HRG Group, Inc. *	60,980	1,120,812
Spectrum Brands Holdings, Inc.	8,732	1,185,107
WD-40 Co.	6,654	731,275
		10,268,566

Insurance 4.2%
Allied World Assurance Co. Holdings AG	82,204	4,342,015
Ambac Financial Group, Inc. *	80,982	1,789,702
American Equity Investment Life Holding Co.	109,181	2,938,061
American National Insurance Co.	5,560	667,756
AmTrust Financial Services, Inc.	30,654	705,042
Argo Group International Holdings Ltd.	27,369	1,832,355
Aspen Insurance Holdings Ltd.	70,296	3,940,091
Brown & Brown, Inc.	56,647	2,441,486
CNA Financial Corp.	25,262	1,083,235
Employers Holdings, Inc.	27,626	1,038,738
Endurance Specialty Holdings Ltd.	41,033	3,813,197
Erie Indemnity Co., Class A	20,318	2,409,918
Horace Mann Educators Corp.	24,798	1,039,036
Infinity Property & Casualty Corp.	13,918	1,311,771
James River Group Holdings Ltd.	16,264	699,677
Kemper Corp.	71,309	3,027,067
Maiden Holdings Ltd.	54,386	840,264
Markel Corp. *	3,433	3,363,413
MBIA, Inc. *	193,547	1,997,405
Mercury General Corp.	31,173	1,827,673
Old Republic International Corp.	188,631	3,906,548
Primerica, Inc.	55,832	4,508,434
ProAssurance Corp.	48,243	2,851,161
RLI Corp.	27,964	1,634,496
Safety Insurance Group, Inc.	15,046	1,068,266
Selective Insurance Group, Inc.	30,291	1,341,891
Stewart Information Services Corp.	34,259	1,521,442

23
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
The Hanover Insurance Group, Inc.	33,015	2,972,010
Validus Holdings Ltd.	74,215	4,279,237
		65,191,387

Materials 7.4%
A. Schulman, Inc.	55,754	1,881,698
AK Steel Holding Corp. *	96,571	804,436
Axalta Coating Systems Ltd. *	57,283	1,667,508
Berry Plastics Group, Inc. *	46,312	2,330,883
Boise Cascade Co. *	89,663	2,429,867
Calgon Carbon Corp.	54,472	768,055
Carpenter Technology Corp.	62,424	2,531,917
Century Aluminum Co. *	107,059	1,507,926
Chemtura Corp. *	111,200	3,686,280
Clearwater Paper Corp. *	29,418	1,635,641
Cliffs Natural Resources, Inc. *	1,099,124	11,716,662
Compass Minerals International, Inc.	27,973	2,120,353
Crown Holdings, Inc. *	66,308	3,553,446
Eagle Materials, Inc.	14,627	1,516,966
Ferro Corp. *	60,635	848,890
Greif, Inc., Class A	65,450	3,732,613
H.B. Fuller Co.	41,398	2,045,475
Hecla Mining Co.	173,844	970,050
Innophos Holdings, Inc.	36,097	1,912,780
Innospec, Inc.	18,249	1,191,660
Kaiser Aluminum Corp.	21,587	1,701,703
KapStone Paper & Packaging Corp.	76,901	1,737,963
Koppers Holdings, Inc. *	34,637	1,518,832
Kraton Corp. *	41,823	1,138,840
Louisiana-Pacific Corp. *	71,495	1,685,852
Martin Marietta Materials, Inc.	18,336	3,959,659
Materion Corp.	43,219	1,506,182
Minerals Technologies, Inc.	22,864	1,766,244
Neenah Paper, Inc.	10,395	761,434
NewMarket Corp.	6,337	2,760,968
Olin Corp.	130,835	4,066,352
P.H. Glatfelter Co.	74,976	1,656,970
Platform Specialty Products Corp. *	58,858	776,337
PolyOne Corp.	83,697	2,818,915
Quaker Chemical Corp.	8,278	1,090,047
Royal Gold, Inc.	13,942	920,869
Schnitzer Steel Industries, Inc., Class A	129,465	3,081,267
Schweitzer-Mauduit International, Inc.	34,169	1,401,954
Sensient Technologies Corp.	33,849	2,705,889
Silgan Holdings, Inc.	52,234	3,114,191
Southern Copper Corp.	122,524	4,491,730
Stepan Co.	22,611	1,709,618
Stillwater Mining Co. *	71,132	1,213,512
SunCoke Energy, Inc. *	168,691	1,644,737
The Scotts Miracle-Gro Co., Class A	33,428	3,029,580
TimkenSteel Corp. *	139,699	2,922,503
Trinseo S.A.	14,581	1,008,276
Tronox Ltd., Class A	227,770	3,947,254
W.R. Grace & Co.	25,478	1,804,862
Westlake Chemical Corp.	36,135	2,292,043
Worthington Industries, Inc.	51,057	2,504,346
		115,592,035

Media 2.0%
AMC Networks, Inc., Class A *	22,962	1,373,357
Cable One, Inc.	1,799	1,125,131
Cinemark Holdings, Inc.	84,958	3,557,191
Gannett Co., Inc.	209,845	1,829,848
John Wiley & Sons, Inc., Class A	40,663	2,122,609
Lions Gate Entertainment Corp., Class A	17,820	477,041
Lions Gate Entertainment Corp., Class B *	64,474	1,610,561
Security	Number of Shares	Value ($)
Live Nation Entertainment, Inc. *	78,778	2,238,083
Loral Space & Communications, Inc. *	24,989	1,022,050
Meredith Corp.	34,517	2,164,216
National CineMedia, Inc.	72,347	928,212
Regal Entertainment Group, Class A	85,739	1,850,248
Scholastic Corp.	46,878	2,112,323
Sinclair Broadcast Group, Inc., Class A	42,559	1,698,104
Sirius XM Holdings, Inc. (a)	717,468	3,651,912
The New York Times Co., Class A	99,050	1,426,320
Tribune Media Co., Class A	56,823	1,961,530
		31,148,736

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Alexion Pharmaceuticals, Inc. *	18,362	2,410,012
Bio-Rad Laboratories, Inc., Class A *	12,995	2,529,347
Bio-Techne Corp.	13,225	1,406,082
Bruker Corp.	41,419	1,000,269
Catalent, Inc. *	20,378	584,849
Charles River Laboratories International, Inc. *	30,079	2,615,971
Endo International plc *	45,978	627,600
Illumina, Inc. *	14,804	2,478,189
Impax Laboratories, Inc. *	54,469	776,183
Mallinckrodt plc *	33,692	1,766,135
Myriad Genetics, Inc. *	79,690	1,548,377
PAREXEL International Corp. *	20,258	1,310,490
PDL BioPharma, Inc.	580,136	1,241,491
PerkinElmer, Inc.	53,535	2,904,809
Prestige Brands Holdings, Inc. *	14,560	824,387
QIAGEN N.V. *	82,710	2,353,927
Quintiles IMS Holdings, Inc. *	56,172	4,347,151
Regeneron Pharmaceuticals, Inc. *	4,205	1,570,567
United Therapeutics Corp. *	17,260	2,549,647
Vertex Pharmaceuticals, Inc. *	5,488	497,322
VWR Corp. *	34,250	962,425
		36,305,230

Real Estate 9.7%
Acadia Realty Trust	13,676	438,042
Alexandria Real Estate Equities, Inc.	24,436	2,915,459
Altisource Portfolio Solutions S.A. *	30,901	742,551
American Campus Communities, Inc.	42,858	2,190,044
Apartment Investment & Management Co., Class A	56,873	2,646,301
Apple Hospitality REIT, Inc.	88,409	1,736,353
Ashford Hospitality Trust, Inc.	114,305	750,984
Brandywine Realty Trust	131,562	2,191,823
Brixmor Property Group, Inc.	82,491	1,925,340
Camden Property Trust	37,050	3,136,283
Care Capital Properties, Inc.	22,999	604,644
CBL & Associates Properties, Inc.	215,866	2,165,136
Chesapeake Lodging Trust	22,267	537,971
Columbia Property Trust, Inc.	124,083	2,865,076
Corporate Office Properties Trust	65,843	2,244,588
Cousins Properties, Inc.	44,767	382,758
CubeSmart	33,545	914,101
DCT Industrial Trust, Inc.	26,677	1,276,228
DDR Corp.	127,258	1,840,151
DiamondRock Hospitality Co.	152,206	1,654,479
Douglas Emmett, Inc.	51,841	2,091,266
DuPont Fabros Technology, Inc.	21,114	1,087,160
EastGroup Properties, Inc.	12,991	965,751
EPR Properties	21,803	1,677,959
Equinix, Inc.	9,587	3,605,383
Equity Commonwealth *	84,906	2,654,162
Equity LifeStyle Properties, Inc.	22,931	1,825,766

24
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Equity One, Inc.	35,673	1,129,407
Essex Property Trust, Inc.	11,989	2,813,818
Extra Space Storage, Inc.	20,771	1,644,855
Federal Realty Investment Trust	18,581	2,614,904
First Industrial Realty Trust, Inc.	23,095	621,256
Franklin Street Properties Corp.	68,703	851,230
Gaming & Leisure Properties, Inc.	39,620	1,267,840
Government Properties Income Trust	48,694	1,003,583
Gramercy Property Trust	34,422	962,439
Healthcare Realty Trust, Inc.	45,393	1,450,760
Healthcare Trust of America, Inc., Class A	43,484	1,398,880
Hersha Hospitality Trust	40,265	785,570
Highwoods Properties, Inc.	44,353	2,328,089
Investors Real Estate Trust	131,286	853,359
Kilroy Realty Corp.	24,847	1,916,946
Lamar Advertising Co., Class A	31,965	2,412,718
LaSalle Hotel Properties	69,818	2,017,740
Lexington Realty Trust	155,783	1,738,538
Liberty Property Trust	84,677	3,339,661
Life Storage, Inc.	10,568	936,642
Mack-Cali Realty Corp.	96,910	2,824,927
Medical Properties Trust, Inc.	70,815	950,337
Mid-America Apartment Communities, Inc.	36,952	3,796,079
Monogram Residential Trust, Inc.	63,978	658,334
National Retail Properties, Inc.	41,071	1,858,052
Omega Healthcare Investors, Inc.	49,794	1,625,276
Outfront Media, Inc.	139,600	3,622,620
Paramount Group, Inc.	51,539	898,325
Parkway, Inc. *	3,168	66,465
Pebblebrook Hotel Trust	20,726	595,873
Pennsylvania Real Estate Investment Trust	50,359	830,924
Piedmont Office Realty Trust, Inc., Class A	131,759	3,022,551
Potlatch Corp.	32,515	1,438,789
PS Business Parks, Inc.	8,255	959,314
RAIT Financial Trust	158,568	532,788
Rayonier, Inc.	121,524	3,480,447
Realogy Holdings Corp.	122,799	3,401,532
Realty Income Corp.	47,060	2,883,837
Regency Centers Corp.	30,995	2,180,498
Retail Properties of America, Inc., Class A	147,892	2,279,016
RLJ Lodging Trust	89,484	2,036,656
Ryman Hospitality Properties, Inc.	28,208	1,818,570
Sabra Health Care REIT, Inc.	47,749	1,298,773
SBA Communications Corp. *	24,765	2,867,044
Senior Housing Properties Trust	153,837	3,153,659
Spirit Realty Capital, Inc.	118,968	1,307,458
Sun Communities, Inc.	16,001	1,325,363
Sunstone Hotel Investors, Inc.	98,391	1,451,267
Tanger Factory Outlet Centers, Inc.	38,381	1,299,964
Taubman Centers, Inc.	31,829	2,220,391
The GEO Group, Inc.	71,345	3,396,735
Tier REIT, Inc.	31,901	576,770
UDR, Inc.	88,205	3,219,483
VEREIT, Inc.	124,562	1,129,777
Washington Prime Group, Inc.	134,130	1,243,385
Washington Real Estate Investment Trust	42,576	1,392,661
Weingarten Realty Investors	56,038	1,987,668
WP Carey, Inc.	32,170	2,029,605
Xenia Hotels & Resorts, Inc.	64,311	1,129,944
		151,945,151

Retailing 4.8%
Aaron's, Inc.	111,784	3,049,468
Asbury Automotive Group, Inc. *	38,672	2,519,481
Ascena Retail Group, Inc. *	407,600	1,874,960
Barnes & Noble Education, Inc. *	114,607	1,100,227
Security	Number of Shares	Value ($)
Barnes & Noble, Inc.	148,172	1,452,086
Burlington Stores, Inc. *	27,283	2,428,460
Cabela's, Inc. *	29,995	1,404,966
Caleres, Inc.	67,672	2,021,363
DSW, Inc., Class A	113,027	2,376,958
Express, Inc. *	159,531	1,793,128
Five Below, Inc. *	21,130	814,562
Fred's, Inc., Class A (a)	154,428	2,738,008
Genesco, Inc. *	40,798	2,378,523
Group 1 Automotive, Inc.	51,285	3,984,332
Hibbett Sports, Inc. *	35,119	1,036,010
HSN, Inc.	49,566	1,868,638
Lands' End, Inc. *(a)	39,286	728,755
Liberty TripAdvisor Holdings, Inc., Class A *	38,882	522,963
Lithia Motors, Inc., Class A	17,531	1,677,191
Lumber Liquidators Holdings, Inc. *(a)	75,847	1,344,767
Monro Muffler Brake, Inc.	15,447	888,202
Netflix, Inc. *	20,816	2,958,578
Nutrisystem, Inc.	26,816	1,246,944
Penske Automotive Group, Inc.	58,259	2,930,428
Pier 1 Imports, Inc.	444,748	2,993,154
Pool Corp.	21,173	2,428,755
Rent-A-Center, Inc. (a)	293,424	2,543,986
RH *(a)	27,420	834,665
Sally Beauty Holdings, Inc. *	111,565	2,439,927
Select Comfort Corp. *	48,584	1,141,238
Shoe Carnival, Inc.	20,826	527,731
Shutterfly, Inc. *	14,857	674,211
Sonic Automotive, Inc., Class A	105,982	2,299,809
Stage Stores, Inc. (a)	282,422	658,043
The Buckle, Inc. (a)	71,606	1,421,379
The Cato Corp., Class A	40,600	1,015,406
The Children's Place, Inc.	26,989	2,733,986
The Finish Line, Inc., Class A	107,080	1,745,404
The Michaels Cos., Inc. *	35,358	710,342
TripAdvisor, Inc. *	20,886	866,142
Tuesday Morning Corp. *	112,840	411,866
Ulta Salon, Cosmetics & Fragrance, Inc. *	12,689	3,469,553
Vitamin Shoppe, Inc. *	46,353	987,319
Zumiez, Inc. *	35,272	719,549
		75,761,463

Semiconductors & Semiconductor Equipment 2.9%
Advanced Energy Industries, Inc. *	11,943	741,660
Advanced Micro Devices, Inc. *	431,849	6,244,536
Amkor Technology, Inc. *	192,202	1,887,424
Brooks Automation, Inc.	63,299	1,320,417
Cabot Microelectronics Corp.	27,142	1,878,769
Cirrus Logic, Inc. *	30,788	1,665,015
Cree, Inc. *	82,511	2,239,348
Cypress Semiconductor Corp.	164,869	2,187,812
Diodes, Inc. *	37,601	897,536
Entegris, Inc. *	67,226	1,425,191
First Solar, Inc. *	76,677	2,774,941
Integrated Device Technology, Inc. *	51,390	1,228,735
Microsemi Corp. *	29,162	1,511,175
MKS Instruments, Inc.	32,405	2,125,768
ON Semiconductor Corp. *	305,363	4,620,142
Photronics, Inc. *	85,000	909,500
Power Integrations, Inc.	8,544	539,981
Qorvo, Inc. *	44,648	2,951,233
Silicon Laboratories, Inc. *	28,206	1,903,905
Synaptics, Inc. *	15,124	803,841
Teradyne, Inc.	129,067	3,670,665

25
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Veeco Instruments, Inc. *	55,553	1,519,375
Xperi Corp.	15,089	540,941
		45,587,910

Software & Services 5.7%
ACI Worldwide, Inc. *	46,406	908,165
Acxiom Corp. *	60,651	1,729,767
ANSYS, Inc. *	22,824	2,436,690
Cadence Design Systems, Inc. *	57,627	1,780,674
Cardtronics plc, Class A *	18,559	818,081
CDK Global, Inc.	39,173	2,602,262
Cimpress N.V. *	12,319	988,107
CommVault Systems, Inc. *	9,943	487,704
Convergys Corp.	103,734	2,269,700
CoreLogic, Inc. *	77,669	3,043,848
CSG Systems International, Inc.	24,349	959,594
DST Systems, Inc.	27,708	3,313,877
EPAM Systems, Inc. *	7,295	537,131
Euronet Worldwide, Inc. *	16,011	1,325,391
Fair Isaac Corp.	17,314	2,252,032
First Data Corp., Class A *	175,016	2,817,758
FleetCor Technologies, Inc. *	9,416	1,600,720
Gartner, Inc. *	24,812	2,560,847
Genpact Ltd. *	91,018	2,206,276
j2 Global, Inc.	15,063	1,226,429
Jack Henry & Associates, Inc.	30,191	2,831,010
Manhattan Associates, Inc. *	18,256	915,538
ManTech International Corp., Class A	52,465	1,921,268
MAXIMUS, Inc.	33,578	2,003,599
Mentor Graphics Corp.	62,137	2,305,283
NeuStar, Inc., Class A *	96,334	3,193,472
Nuance Communications, Inc. *	78,847	1,342,764
Progress Software Corp.	58,986	1,691,719
PTC, Inc. *	47,117	2,539,135
Red Hat, Inc. *	37,332	3,091,463
Sabre Corp.	22,185	486,073
salesforce.com, Inc. *	30,571	2,486,951
Science Applications International Corp.	45,911	3,992,880
SS&C Technologies Holdings, Inc.	28,044	982,101
Sykes Enterprises, Inc. *	44,826	1,220,164
Synopsys, Inc. *	47,886	3,420,976
Take-Two Interactive Software, Inc. *	46,019	2,622,163
TiVo Corp.	101,642	1,880,377
Travelport Worldwide Ltd.	105,184	1,335,837
Unisys Corp. *	152,664	2,122,030
Vantiv, Inc., Class A *	26,688	1,744,861
Verint Systems, Inc. *	24,284	916,721
VeriSign, Inc. *	37,928	3,127,922
VMware, Inc., Class A *(a)	24,374	2,190,979
WebMD Health Corp. *	21,270	1,103,913
WEX, Inc. *	12,787	1,422,298
Zynga, Inc., Class A *	270,314	716,332
		89,472,882

Technology Hardware & Equipment 4.5%
ADTRAN, Inc.	77,804	1,645,555
AVX Corp.	55,156	856,021
Belden, Inc.	27,676	1,955,309
Benchmark Electronics, Inc. *	117,308	3,648,279
Cognex Corp.	17,753	1,363,608
Coherent, Inc. *	11,531	2,105,330
CommScope Holding Co., Inc. *	78,415	2,983,691
Comtech Telecommunications Corp.	95,869	1,093,865
Diebold Nixdorf, Inc.	85,432	2,580,046
Dolby Laboratories, Inc., Class A	37,797	1,847,895
Eastman Kodak Co. *	46,224	663,314
Security	Number of Shares	Value ($)
EchoStar Corp., Class A *	40,513	2,158,128
Electronics For Imaging, Inc. *	19,246	886,663
ePlus, Inc. *	6,039	766,651
Fabrinet *	20,917	869,101
Finisar Corp. *	63,442	2,124,038
Harmonic, Inc. *	237,410	1,282,014
II-VI, Inc. *	33,072	1,177,363
Insight Enterprises, Inc. *	108,336	4,589,113
InterDigital, Inc.	23,462	1,971,981
IPG Photonics Corp. *	10,300	1,218,490
Itron, Inc. *	29,005	1,876,624
Knowles Corp. *	121,029	2,291,079
Littelfuse, Inc.	9,217	1,488,085
Lumentum Holdings, Inc. *	17,137	786,588
Methode Electronics, Inc.	25,594	1,062,151
MTS Systems Corp.	18,037	991,133
National Instruments Corp.	59,714	1,925,179
NETGEAR, Inc. *	31,048	1,701,430
NetScout Systems, Inc. *	20,285	749,531
OSI Systems, Inc. *	11,249	848,400
Plantronics, Inc.	33,530	1,795,867
Plexus Corp. *	48,920	2,742,945
Rogers Corp. *	7,695	634,915
ScanSource, Inc. *	60,779	2,446,355
Super Micro Computer, Inc. *	29,845	775,970
Trimble, Inc. *	99,444	3,085,747
TTM Technologies, Inc. *	83,373	1,347,308
VeriFone Systems, Inc. *	66,541	1,375,403
ViaSat, Inc. *	14,717	1,013,118
Viavi Solutions, Inc. *	147,004	1,472,980
Zebra Technologies Corp., Class A *	25,306	2,295,507
		70,492,770

Telecommunication Services 0.7%
ATN International, Inc.	6,537	447,065
Cincinnati Bell, Inc. *	71,130	1,372,809
Consolidated Communications Holdings, Inc. (a)	44,771	1,009,586
General Communication, Inc., Class A *	43,403	874,570
Iridium Communications, Inc. *	82,825	720,578
Spok Holdings, Inc.	26,731	486,504
Vonage Holdings Corp. *	180,260	1,085,165
Windstream Holdings, Inc. (a)	571,851	4,271,731
Zayo Group Holdings, Inc. *	26,982	850,473
		11,118,481

Transportation 3.2%
Allegiant Travel Co.	8,267	1,439,285
AMERCO	3,349	1,293,719
ArcBest Corp.	71,041	2,085,053
Atlas Air Worldwide Holdings, Inc. *	39,754	2,260,015
Copa Holdings S.A., Class A	39,720	4,229,783
Echo Global Logistics, Inc. *	20,077	438,682
Forward Air Corp.	22,479	1,113,834
Genesee & Wyoming, Inc., Class A *	24,726	1,833,186
Hawaiian Holdings, Inc. *	21,301	1,036,294
Heartland Express, Inc.	41,401	858,657
Hub Group, Inc., Class A *	54,408	2,747,604
Kirby Corp. *	44,618	3,087,566
Knight Transportation, Inc.	49,969	1,633,986
Landstar System, Inc.	43,648	3,788,646
Macquarie Infrastructure Corp.	22,606	1,739,306
Marten Transport Ltd.	31,465	772,466
Matson, Inc.	31,214	1,059,091
Old Dominion Freight Line, Inc. *	33,465	3,070,748
Roadrunner Transportation Systems, Inc. *	66,034	497,896

26
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Saia, Inc. *	32,088	1,551,455
SkyWest, Inc.	110,106	3,870,226
Spirit Airlines, Inc. *	38,378	2,003,715
Swift Transportation Co. *	70,552	1,532,389
United Continental Holdings, Inc. *	54,898	4,067,393
Werner Enterprises, Inc.	75,704	2,119,712
		50,130,707

Utilities 3.1%
ALLETE, Inc.	32,084	2,156,366
American States Water Co.	21,146	945,649
Aqua America, Inc.	73,745	2,340,666
Avangrid, Inc.	18,471	807,552
Avista Corp.	57,028	2,273,706
Black Hills Corp.	38,232	2,480,492
California Water Service Group	27,879	1,024,553
Dynegy, Inc. *	116,113	933,549
El Paso Electric Co.	39,382	1,923,811
Hawaiian Electric Industries, Inc.	100,815	3,355,123
IDACORP, Inc.	29,754	2,467,499
MGE Energy, Inc.	20,110	1,286,035
New Jersey Resources Corp.	67,525	2,660,485
Northwest Natural Gas Co.	24,543	1,475,034
NorthWestern Corp.	31,011	1,814,144
ONE Gas, Inc.	33,265	2,180,521
Otter Tail Corp.	36,211	1,361,534
PNM Resources, Inc.	90,334	3,279,124
Portland General Electric Co.	75,085	3,403,603
South Jersey Industries, Inc.	45,318	1,587,036
Southwest Gas Holdings, Inc.	39,770	3,401,528
Spire, Inc.	23,245	1,531,846
WGL Holdings, Inc.	40,296	3,364,313
		48,054,169
Total Common Stock
(Cost $1,366,836,996)		1,561,453,498

Other Investment Companies 1.8% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (b)	891,901	891,901

Securities Lending Collateral 1.7%
Wells Fargo Government Money Market Fund, Select Class 0.48% (b)	27,296,525	27,296,525
Total Other Investment Companies
(Cost $28,188,426)		28,188,426

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $1,395,293,091 and the unrealized appreciation and depreciation were $236,648,364 and ($42,299,531), respectively, with a net unrealized appreciation of $194,348,833.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,089,127.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 03/17/17	100	6,925,000	(35,636)

27
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	1,829,829,330	1,908,884,142
0.7%	Preferred Stock	13,105,712	12,860,832
0.7%	Other Investment Companies	13,948,811	13,948,811
100.4%	Total Investments	1,856,883,853	1,935,693,785
(0.4%)	Other Assets and Liabilities, Net		(6,832,668)
100.0%	Net Assets		1,928,861,117

Security	Number of Shares	Value ($)
Common Stock 99.0% of net assets

Australia 6.6%
Banks 2.1%
Australia & New Zealand Banking Group Ltd.	409,661	9,732,506
Bendigo & Adelaide Bank Ltd.	64,594	606,883
Commonwealth Bank of Australia	177,429	11,229,787
National Australia Bank Ltd.	369,821	9,095,935
Westpac Banking Corp.	411,877	10,671,832
		41,336,943
Capital Goods 0.0%
CIMIC Group Ltd.	18,238	529,201
Commercial & Professional Services 0.1%
Brambles Ltd.	114,877	822,289
Downer EDI Ltd.	203,174	1,098,158
		1,920,447
Consumer Services 0.1%
Tabcorp Holdings Ltd.	147,026	481,554
Tatts Group Ltd.	233,061	727,507
		1,209,061
Diversified Financials 0.2%
AMP Ltd.	504,038	1,891,144
Macquarie Group Ltd.	26,005	1,732,475
		3,623,619
Energy 0.5%
Caltex Australia Ltd.	64,728	1,400,418
Origin Energy Ltd.	453,061	2,285,084
Santos Ltd.	303,734	887,398
Woodside Petroleum Ltd.	124,101	2,990,307
WorleyParsons Ltd. *	141,176	1,155,985
		8,719,192
Food & Staples Retailing 0.9%
Metcash Ltd. *	673,563	1,118,597
Wesfarmers Ltd.	272,566	8,952,503
Woolworths Ltd.	378,535	7,497,103
		17,568,203
Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	98,701	777,834
Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	45,523	753,208
Security	Number of Shares	Value ($)
Insurance 0.4%
Insurance Australia Group Ltd.	296,637	1,368,416
Medibank Pvt Ltd.	241,540	523,697
QBE Insurance Group Ltd.	230,867	2,185,050
Suncorp Group Ltd.	274,413	2,799,737
		6,876,900
Materials 1.6%
Amcor Ltd.	111,383	1,203,197
Arrium Ltd. *(b)	11,076,407	39,344
BHP Billiton Ltd.	862,316	16,574,789
BlueScope Steel Ltd.	137,679	1,293,542
Boral Ltd.	136,726	616,014
CSR Ltd.	168,904	542,822
Fortescue Metals Group Ltd.	309,764	1,579,014
Iluka Resources Ltd.	87,059	453,821
Incitec Pivot Ltd.	304,751	859,910
Newcrest Mining Ltd.	55,794	949,744
Orica Ltd.	105,736	1,486,888
Rio Tinto Ltd.	94,640	4,510,638
		30,109,723
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	29,276	2,652,893
Real Estate 0.2%
LendLease Group	80,951	947,902
Mirvac Group	385,098	636,577
Scentre Group	291,655	977,682
Stockland	309,414	1,122,855
Westfield Corp.	107,418	726,777
		4,411,793
Telecommunication Services 0.2%
Telstra Corp., Ltd.	772,139	2,861,436
Transportation 0.1%
Aurizon Holdings Ltd.	277,106	1,090,831
Transurban Group	72,302	613,151
		1,703,982
Utilities 0.1%
AGL Energy Ltd.	88,010	1,632,115
APA Group	76,791	499,485
DUET Group	257,338	544,099
		2,675,699
		127,730,134

Austria 0.4%
Banks 0.1%
Erste Group Bank AG *	61,149	1,784,266
Raiffeisen Bank International AG *	49,377	1,099,729
		2,883,995
Energy 0.2%
OMV AG	78,885	3,022,664
Materials 0.1%
voestalpine AG	34,496	1,456,138
		7,362,797

28
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Belgium 0.7%
Banks 0.1%
KBC Groep N.V.	24,783	1,520,549
Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	10,781	916,586
Food & Staples Retailing 0.0%
Colruyt S.A.	11,789	554,570
Food, Beverage & Tobacco 0.3%
Anheuser-Busch InBev S.A.	48,327	5,302,121
Insurance 0.1%
Ageas	38,847	1,479,433
Materials 0.1%
Solvay S.A.	11,313	1,321,730
Umicore S.A.	20,942	1,106,306
		2,428,036
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	8,208	586,193
Telecommunication Services 0.1%
Proximus	33,998	1,002,685
		13,790,173

Canada 7.2%
Automobiles & Components 0.2%
Magna International, Inc.	96,172	4,123,680
Banks 1.8%
Bank of Montreal	67,090	5,105,516
Canadian Imperial Bank of Commerce	51,346	4,520,712
National Bank of Canada	37,150	1,589,839
Royal Bank of Canada	132,129	9,624,981
The Bank of Nova Scotia	120,754	7,023,963
The Toronto-Dominion Bank	148,899	7,696,497
		35,561,508
Capital Goods 0.1%
Bombardier, Inc., B Shares *	516,279	896,554
Finning International, Inc.	38,880	723,909
SNC-Lavalin Group, Inc.	18,673	762,598
		2,383,061
Diversified Financials 0.2%
Brookfield Asset Management, Inc., Class A	73,928	2,670,328
CI Financial Corp.	32,079	655,895
IGM Financial, Inc.	15,705	482,729
Onex Corp.	12,192	860,422
		4,669,374
Energy 2.1%
ARC Resources Ltd.	49,216	735,760
Baytex Energy Corp. *(a)	131,661	480,141
Cameco Corp.	54,665	606,724
Canadian Natural Resources Ltd.	146,314	4,207,860
Cenovus Energy, Inc.	202,306	2,566,153
Crescent Point Energy Corp.	92,289	1,018,039
Enbridge, Inc.	109,405	4,617,569
Encana Corp.	270,534	3,006,728
Enerplus Corp.	112,377	994,419
Gibson Energy, Inc.	37,270	523,122
Husky Energy, Inc. *	122,884	1,465,942
Imperial Oil Ltd.	42,534	1,332,429
Inter Pipeline Ltd.	25,565	537,570
Keyera Corp.	14,330	423,154
Pembina Pipeline Corp.	27,744	899,069
Pengrowth Energy Corp. *	384,756	453,184
Penn West Petroleum Ltd. *	1,012,273	1,689,096
Security	Number of Shares	Value ($)
Suncor Energy, Inc.	323,549	10,101,364
TransCanada Corp.	74,284	3,424,653
Vermilion Energy, Inc.	12,770	487,004
		39,569,980
Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., B Shares	32,070	1,430,068
Empire Co., Ltd., A Shares	64,141	810,207
George Weston Ltd.	10,531	884,971
Loblaw Cos. Ltd.	28,237	1,476,609
Metro, Inc.	42,061	1,229,962
		5,831,817
Food, Beverage & Tobacco 0.1%
Saputo, Inc.	24,545	845,255
Insurance 0.5%
Fairfax Financial Holdings Ltd.	1,190	537,295
Great-West Lifeco, Inc.	27,734	758,866
Intact Financial Corp.	10,388	738,521
Manulife Financial Corp.	159,929	2,865,427
Power Corp. of Canada	71,436	1,666,633
Power Financial Corp.	34,741	903,641
Sun Life Financial, Inc.	52,348	1,905,073
		9,375,456
Materials 0.8%
Agnico Eagle Mines Ltd.	9,748	411,058
Agrium, Inc.	23,063	2,229,769
Barrick Gold Corp.	111,872	2,070,280
First Quantum Minerals Ltd.	106,687	1,113,228
Goldcorp, Inc.	75,772	1,204,274
Kinross Gold Corp. *	124,707	440,657
Methanex Corp.	10,780	550,944
Potash Corp. of Saskatchewan, Inc.	182,902	3,181,745
Teck Resources Ltd., Class B	188,908	3,786,861
West Fraser Timber Co., Ltd.	11,350	472,442
Yamana Gold, Inc.	161,292	446,934
		15,908,192
Media 0.1%
Quebecor, Inc., Class B	16,324	463,178
Shaw Communications, Inc., B Shares	60,510	1,262,786
		1,725,964
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Valeant Pharmaceuticals International, Inc. *	27,001	385,102
Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	10,099	1,161,295
Dollarama, Inc.	4,920	379,945
		1,541,240
Software & Services 0.0%
CGI Group, Inc., Class A *	12,953	597,161
Technology Hardware & Equipment 0.1%
BlackBerry Ltd. *	161,923	1,128,430
Celestica, Inc. *	48,348	640,649
		1,769,079
Telecommunication Services 0.3%
BCE, Inc.	53,669	2,347,829
Rogers Communications, Inc., B Shares	42,357	1,783,250
TELUS Corp.	46,670	1,522,955
		5,654,034
Transportation 0.3%
Canadian National Railway Co.	58,369	4,070,339
Canadian Pacific Railway Ltd.	9,273	1,368,283
		5,438,622

29
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Utilities 0.2%
Atco Ltd., Class I	15,159	519,397
Canadian Utilities Ltd., Class A	23,891	644,694
Emera, Inc.	13,356	459,335
Fortis, Inc.	34,568	1,099,588
TransAlta Corp.	143,809	772,005
		3,495,019
		138,874,544

Denmark 0.8%
Banks 0.1%
Danske Bank A/S	46,233	1,547,930
Capital Goods 0.0%
Vestas Wind Systems A/S	9,987	743,136
Commercial & Professional Services 0.0%
ISS A/S	17,224	673,201
Consumer Durables & Apparel 0.0%
Pandora A/S	3,852	440,543
Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	13,763	1,212,994
Health Care Equipment & Services 0.0%
Coloplast A/S, B Shares	5,397	381,686
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, B Shares	78,363	2,791,717
Telecommunication Services 0.1%
TDC A/S *	280,788	1,515,733
Transportation 0.3%
AP Moller - Maersk A/S, A Shares	1,531	2,381,312
AP Moller - Maersk A/S, B Shares	1,608	2,629,810
DSV A/S	12,856	634,805
		5,645,927
		14,952,867

Finland 0.9%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	15,590	615,093
Capital Goods 0.1%
Kone Oyj, B Shares (a)	20,908	938,884
Metso Oyj	21,983	651,486
Wartsila Oyj Abp (a)	16,415	846,488
		2,436,858
Energy 0.1%
Neste Oyj	24,608	859,761
Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	27,099	1,247,129
Insurance 0.1%
Sampo Oyj, A Shares	37,214	1,700,770
Materials 0.2%
Stora Enso Oyj, R Shares	145,713	1,570,023
UPM-Kymmene Oyj	103,530	2,467,546
		4,037,569
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	12,663	626,228
Technology Hardware & Equipment 0.2%
Nokia Oyj	724,466	3,724,377
Telecommunication Services 0.0%
Elisa Oyj	14,358	480,132
Utilities 0.1%
Fortum Oyj	106,500	1,639,788
		17,367,705

Security	Number of Shares	Value ($)
France 9.5%
Automobiles & Components 0.4%
Faurecia	16,512	727,969
Peugeot S.A. *	91,682	1,749,686
Renault S.A.	33,663	2,994,332
Valeo S.A.	25,069	1,545,289
		7,017,276
Banks 1.1%
BNP Paribas S.A.	165,047	9,668,640
Credit Agricole S.A.	179,249	2,170,405
Natixis S.A.	98,441	538,812
Societe Generale S.A.	179,759	8,005,309
		20,383,166
Capital Goods 1.5%
Airbus SE	40,420	2,977,314
Alstom S.A. *	38,348	1,044,182
Bouygues S.A.	65,765	2,541,604
Compagnie de Saint-Gobain	119,991	5,766,935
Eiffage S.A.	11,023	789,693
Legrand S.A.	21,768	1,231,015
Rexel S.A.	108,075	1,753,040
Safran S.A.	22,466	1,603,268
Schneider Electric SE	77,028	5,229,393
Thales S.A.	7,052	696,891
Vinci S.A.	71,634	5,176,804
Zodiac Aerospace	22,003	648,221
		29,458,360
Commercial & Professional Services 0.0%
Bureau Veritas S.A.	20,046	383,629
Teleperformance	5,217	579,304
		962,933
Consumer Durables & Apparel 0.4%
Christian Dior SE	6,528	1,386,637
Kering	7,639	1,864,927
LVMH Moet Hennessy Louis Vuitton SE	21,070	4,241,592
		7,493,156
Consumer Services 0.1%
Accor S.A.	24,664	976,247
Sodexo S.A.	9,666	1,063,571
		2,039,818
Diversified Financials 0.0%
Eurazeo S.A.	7,068	437,860
Wendel S.A.	4,639	514,876
		952,736
Energy 1.9%
TechnipFMC plc *	66,884	2,163,754
Total S.A.	674,674	33,730,546
Vallourec S.A. *(a)	193,343	1,064,006
		36,958,306
Food & Staples Retailing 0.3%
Carrefour S.A.	169,649	4,063,263
Casino Guichard Perrachon S.A.	30,463	1,615,748
Rallye S.A.	46,258	1,054,348
		6,733,359
Food, Beverage & Tobacco 0.3%
Danone S.A.	59,391	3,948,091
Pernod-Ricard S.A.	16,785	1,924,476
		5,872,567
Health Care Equipment & Services 0.1%
Essilor International S.A.	9,832	1,129,895

30
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 0.2%
L'Oreal S.A.	16,600	3,096,554
Insurance 0.4%
AXA S.A.	262,033	6,200,775
CNP Assurances	28,196	523,869
SCOR SE	22,609	818,989
		7,543,633
Materials 0.3%
Air Liquide S.A.	39,454	4,272,037
Arkema S.A.	14,465	1,406,401
		5,678,438
Media 0.3%
Eutelsat Communications S.A.	22,408	441,808
Publicis Groupe S.A.	16,106	1,088,979
Vivendi S.A.	282,748	5,003,961
		6,534,748
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	157,970	13,651,965
Real Estate 0.1%
Klepierre	11,982	446,450
Unibail-Rodamco SE	5,723	1,309,599
		1,756,049
Software & Services 0.1%
Atos SE	9,118	1,080,300
Cap Gemini S.A.	16,722	1,433,764
		2,514,064
Telecommunication Services 0.5%
Orange S.A.	578,778	8,773,110
Transportation 0.1%
Air France-KLM *(a)	136,778	965,932
Bollore S.A.	107,345	417,363
		1,383,295
Utilities 0.7%
Electricite de France S.A. (a)	162,572	1,597,928
Engie S.A.	736,509	9,031,370
Suez	79,910	1,201,934
Veolia Environnement S.A.	130,045	2,134,971
		13,966,203
		183,899,631

Germany 8.8%
Automobiles & Components 1.3%
Bayerische Motoren Werke AG	77,525	6,950,237
Continental AG	12,811	2,606,883
Daimler AG - Reg'd	191,642	13,977,765
Leoni AG	13,011	523,848
Volkswagen AG	9,196	1,395,394
		25,454,127
Banks 0.1%
Commerzbank AG	299,034	2,288,143
Capital Goods 1.0%
Brenntag AG	22,709	1,305,947
GEA Group AG	16,576	647,126
HOCHTIEF AG	3,369	515,506
Kloeckner & Co. SE *	41,288	542,704
MAN SE	4,802	494,391
MTU Aero Engines AG	4,877	620,840
OSRAM Licht AG	12,895	768,695
Rheinmetall AG	6,202	475,288
Siemens AG - Reg'd	105,945	13,824,473
		19,194,970
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.0%
Bilfinger SE *(a)	17,233	681,473
Consumer Durables & Apparel 0.2%
adidas AG	16,917	2,847,399
HUGO BOSS AG	12,366	853,844
		3,701,243
Diversified Financials 0.4%
Deutsche Bank AG - Reg'd *	342,343	6,766,190
Deutsche Boerse AG *	13,401	1,152,008
		7,918,198
Food & Staples Retailing 0.1%
METRO AG	75,989	2,363,029
Food, Beverage & Tobacco 0.0%
Suedzucker AG	27,726	710,026
Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	15,808	1,319,450
Fresenius SE & Co. KGaA	27,734	2,210,850
		3,530,300
Household & Personal Products 0.1%
Beiersdorf AG	6,791	621,452
Henkel AG & Co. KGaA	8,548	924,206
		1,545,658
Insurance 0.8%
Allianz SE - Reg'd	61,997	10,817,168
Hannover Rueck SE	6,976	790,194
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	23,267	4,410,674
		16,018,036
Materials 1.6%
Aurubis AG	19,790	1,145,021
BASF SE	185,027	17,281,990
Evonik Industries AG	23,348	751,978
Fuchs Petrolub SE	2,233	95,054
HeidelbergCement AG	21,079	1,975,776
K+S AG - Reg'd	50,139	1,175,839
LANXESS AG	19,423	1,322,952
Linde AG	23,447	3,820,681
Salzgitter AG	20,823	763,586
ThyssenKrupp AG	61,161	1,533,431
		29,866,308
Media 0.1%
ProSiebenSat.1 Media SE	24,764	996,125
Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG - Reg'd	87,184	9,616,209
Merck KGaA	7,833	858,553
		10,474,762
Real Estate 0.0%
Vonovia SE	17,334	605,804
Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	72,465	1,293,622
Software & Services 0.3%
SAP SE	52,430	4,899,880
Telecommunication Services 0.6%
Deutsche Telekom AG - Reg'd	638,522	11,066,227
Freenet AG	25,646	767,537
		11,833,764
Transportation 0.4%
Deutsche Lufthansa AG - Reg'd	96,253	1,414,511
Deutsche Post AG - Reg'd	164,587	5,662,068
		7,076,579

31
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Utilities 1.0%
E.ON SE	1,470,024	11,443,559
RWE AG *	424,924	6,075,258
Uniper SE *	76,603	1,090,737
		18,609,554
		169,061,601

Hong Kong 1.4%
Banks 0.1%
BOC Hong Kong Holdings Ltd.	305,884	1,209,752
Hang Seng Bank Ltd.	55,825	1,144,914
		2,354,666
Capital Goods 0.3%
CK Hutchison Holdings Ltd.	44,299	547,285
Jardine Matheson Holdings Ltd.	27,905	1,735,133
Jardine Strategic Holdings Ltd.	25,097	936,118
Noble Group Ltd. *	18,668,987	3,070,228
		6,288,764
Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	2,000,644	891,758
Yue Yuen Industrial Holdings Ltd.	122,148	454,763
		1,346,521
Consumer Services 0.1%
Galaxy Entertainment Group Ltd.	164,287	787,313
Sands China Ltd.	185,025	772,283
SJM Holdings Ltd.	794,917	652,323
		2,211,919
Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	18,714	464,568
Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	260,770	513,985
Want Want China Holdings Ltd.	650,196	418,808
		932,793
Insurance 0.1%
AIA Group Ltd.	409,594	2,588,176
Real Estate 0.4%
Cheung Kong Property Holdings Ltd.	53,441	363,504
Hongkong Land Holdings Ltd.	60,286	411,753
Link REIT	77,438	534,213
New World Development Co., Ltd.	646,402	846,053
Sun Hung Kai Properties Ltd.	118,494	1,732,581
Swire Pacific Ltd., Class A	112,255	1,154,011
Swire Pacific Ltd., Class B	115,031	210,725
The Wharf Holdings Ltd.	109,375	867,256
Wheelock & Co., Ltd.	92,394	600,491
		6,720,587
Retailing 0.0%
Esprit Holdings Ltd. *	832,332	788,107
Transportation 0.0%
MTR Corp. Ltd.	102,087	539,865
Utilities 0.2%
CLP Holdings Ltd.	165,143	1,679,629
Hong Kong & China Gas Co., Ltd.	341,331	656,943
Power Assets Holdings Ltd.	43,604	391,245
		2,727,817
		26,963,783

Ireland 0.7%
Banks 0.0%
Bank of Ireland *	2,276,687	541,902
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.1%
Experian plc	70,792	1,406,855
Food, Beverage & Tobacco 0.0%
Kerry Group plc, A Shares	8,538	657,755
Materials 0.2%
CRH plc	100,324	3,396,945
Smurfit Kappa Group plc	37,604	1,003,146
		4,400,091
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Shire plc	26,562	1,604,429
Technology Hardware & Equipment 0.3%
Seagate Technology plc	99,521	4,795,917
		13,406,949

Israel 0.4%
Banks 0.1%
Bank Hapoalim B.M.	89,074	549,326
Bank Leumi Le-Israel *	213,445	935,797
		1,485,123
Materials 0.1%
Israel Chemicals Ltd.	185,592	790,231
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	106,599	3,754,084
Software & Services 0.0%
Check Point Software Technologies Ltd. *	6,275	620,660
Telecommunication Services 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	417,823	746,051
		7,396,149

Italy 3.3%
Banks 0.8%
Banca Monte dei Paschi di Siena S.p.A. *(b)	36,136	512,632
Banco BPM S.p.A.	317,894	795,843
BPER Banca	119,590	547,699
Intesa Sanpaolo S.p.A.	2,233,195	5,220,584
UniCredit S.p.A. (a)	521,494	7,009,864
Unione di Banche Italiane S.p.A. (a)	381,450	1,195,720
		15,282,342
Capital Goods 0.1%
Leonardo S.p.A. *	45,394	625,617
Prysmian S.p.A.	24,703	630,248
		1,255,865
Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	11,252	594,949
Diversified Financials 0.2%
EXOR N.V.	65,873	3,130,950
Energy 1.0%
Eni S.p.A.	1,160,537	17,905,868
Saipem S.p.A. *	2,555,712	1,170,738
Snam S.p.A.	291,894	1,166,226
		20,242,832
Insurance 0.2%
Assicurazioni Generali S.p.A.	203,154	2,918,581
Poste Italiane S.p.A.	64,772	417,090
		3,335,671
Media 0.0%
Mediaset S.p.A.	221,479	914,545

32
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 0.3%
Telecom Italia S.p.A. *	4,605,463	3,746,177
Telecom Italia S.p.A. - RSP *	2,558,238	1,709,863
		5,456,040
Transportation 0.1%
Atlantia S.p.A.	45,589	1,070,587
Utilities 0.6%
Enel S.p.A.	2,472,481	10,645,649
Italgas S.p.A. *	18,392	73,366
Terna Rete Elettrica Nazionale S.p.A.	150,230	697,922
		11,416,937
		62,700,718

Japan 22.3%
Automobiles & Components 3.4%
Aisin Seiki Co., Ltd.	43,334	2,161,181
Bridgestone Corp.	120,017	4,806,687
Calsonic Kansei Corp.	44,952	515,872
Denso Corp.	80,450	3,589,457
Fuji Heavy Industries Ltd.	48,360	1,818,390
Honda Motor Co., Ltd.	364,765	11,374,761
Isuzu Motors Ltd.	110,770	1,488,517
Koito Manufacturing Co., Ltd.	7,838	405,613
Mazda Motor Corp.	102,050	1,437,465
Mitsubishi Motors Corp.	239,673	1,557,334
NGK Spark Plug Co., Ltd.	23,949	544,329
NHK Spring Co., Ltd.	63,255	725,919
Nissan Motor Co., Ltd.	538,424	5,322,402
Stanley Electric Co., Ltd.	17,360	491,079
Sumitomo Electric Industries Ltd.	181,981	2,975,683
Sumitomo Rubber Industries Ltd.	43,224	716,247
Suzuki Motor Corp.	69,181	2,716,909
The Yokohama Rubber Co., Ltd.	28,726	573,570
Toyota Industries Corp.	25,388	1,243,475
Toyota Motor Corp.	352,500	20,053,291
Yamaha Motor Co., Ltd.	43,059	1,000,226
		65,518,407
Banks 1.5%
Aozora Bank Ltd.	140,750	529,613
Japan Post Bank Co., Ltd.	45,755	575,797
Mitsubishi UFJ Financial Group, Inc.	1,597,834	10,545,119
Mizuho Financial Group, Inc.	3,180,586	5,961,200
Resona Holdings, Inc.	320,070	1,793,662
Sumitomo Mitsui Financial Group, Inc.	196,360	7,681,707
Sumitomo Mitsui Trust Holdings, Inc.	38,594	1,389,777
		28,476,875
Capital Goods 3.4%
Asahi Glass Co., Ltd.	328,741	2,697,272
Daikin Industries Ltd.	17,997	1,715,494
Ebara Corp.	18,063	534,375
FANUC Corp.	12,463	2,464,529
Fuji Electric Co., Ltd.	106,880	593,221
Furukawa Electric Co., Ltd.	23,158	849,654
Hanwa Co., Ltd.	96,657	696,300
Hino Motors Ltd.	63,515	740,824
Hitachi Construction Machinery Co., Ltd.	27,701	647,186
IHI Corp. *	337,335	1,055,255
ITOCHU Corp.	266,831	3,878,988
JGC Corp.	46,961	846,587
JTEKT Corp.	43,380	739,769
Kajima Corp.	104,665	684,764
Kawasaki Heavy Industries Ltd.	287,491	907,041
Komatsu Ltd.	154,810	3,750,391
Kubota Corp.	96,550	1,542,505
LIXIL Group Corp.	56,528	1,390,907
Security	Number of Shares	Value ($)
Makita Corp.	9,767	679,155
Marubeni Corp.	501,069	3,254,922
Mitsubishi Corp.	268,072	6,072,561
Mitsubishi Electric Corp.	310,275	4,568,781
Mitsubishi Heavy Industries Ltd.	675,432	2,680,358
Mitsui & Co., Ltd.	406,396	6,243,864
Nagase & Co., Ltd.	42,295	617,310
NGK Insulators Ltd.	20,290	438,678
Nidec Corp.	10,564	990,449
NSK Ltd.	64,753	927,151
Obayashi Corp.	66,960	624,804
Shimizu Corp.	82,725	762,296
SMC Corp.	3,240	922,322
Sojitz Corp.	504,274	1,311,559
Sumitomo Corp.	254,540	3,434,134
Sumitomo Heavy Industries Ltd.	125,958	894,996
Taisei Corp.	113,911	802,269
Toshiba Corp. *	1,275,280	2,373,091
TOTO Ltd.	13,867	536,039
Toyota Tsusho Corp.	83,716	2,506,579
		66,376,380
Commercial & Professional Services 0.3%
Dai Nippon Printing Co., Ltd.	171,538	1,873,526
Recruit Holdings Co., Ltd.	32,355	1,593,386
Secom Co., Ltd.	19,084	1,396,099
Toppan Printing Co., Ltd.	131,816	1,333,653
		6,196,664
Consumer Durables & Apparel 1.0%
Bandai Namco Holdings, Inc.	30,941	894,616
Iida Group Holdings Co., Ltd.	27,629	469,188
Nikon Corp.	78,049	1,197,749
Panasonic Corp.	560,576	6,177,684
Sega Sammy Holdings, Inc.	39,045	576,855
Sekisui Chemical Co., Ltd.	76,485	1,268,085
Sekisui House Ltd.	103,395	1,659,255
Sharp Corp. *(a)	648,304	1,929,528
Shimano, Inc.	3,791	562,458
Sony Corp.	141,344	4,393,747
Sumitomo Forestry Co., Ltd.	34,525	504,521
		19,633,686
Consumer Services 0.1%
Benesse Holdings, Inc.	18,650	575,910
Oriental Land Co., Ltd.	10,458	589,989
		1,165,899
Diversified Financials 0.3%
Daiwa Securities Group, Inc.	129,889	826,920
Nomura Holdings, Inc.	372,602	2,428,732
ORIX Corp.	104,633	1,634,233
		4,889,885
Energy 0.8%
Idemitsu Kosan Co., Ltd.	74,683	2,416,342
Inpex Corp.	301,848	3,010,791
JX Holdings, Inc.	1,427,617	6,827,706
San-Ai Oil Co., Ltd.	54,735	467,683
Showa Shell Sekiyu K.K.	75,035	759,169
TonenGeneral Sekiyu K.K.	134,738	1,619,722
		15,101,413
Food & Staples Retailing 0.4%
Aeon Co., Ltd.	166,806	2,497,207
Lawson, Inc.	6,065	420,108
Seven & i Holdings Co., Ltd.	124,041	4,878,048
		7,795,363

33
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.7%
Ajinomoto Co., Inc.	56,033	1,138,839
Asahi Group Holdings Ltd.	48,315	1,713,923
Coca-Cola West Co., Ltd.	16,853	501,591
Japan Tobacco, Inc.	89,894	3,018,562
Kewpie Corp.	18,110	483,807
Kirin Holdings Co., Ltd.	164,009	2,834,995
MEIJI Holdings Co., Ltd.	10,023	804,456
NH Foods Ltd.	39,908	1,067,923
Nisshin Seifun Group, Inc.	28,253	426,503
Suntory Beverage & Food Ltd.	12,821	539,723
Toyo Suisan Kaisha Ltd.	12,164	447,921
Yamazaki Baking Co., Ltd.	29,980	603,700
		13,581,943
Health Care Equipment & Services 0.3%
Alfresa Holdings Corp.	50,638	915,137
Hoya Corp.	42,543	1,933,133
Medipal Holdings Corp.	56,670	938,549
Olympus Corp.	15,635	555,473
Suzuken Co., Ltd.	27,568	936,304
Terumo Corp.	19,490	678,496
		5,957,092
Household & Personal Products 0.2%
Kao Corp.	42,400	2,198,350
Shiseido Co., Ltd.	36,616	967,067
Unicharm Corp.	21,581	487,036
		3,652,453
Insurance 0.5%
Dai-ichi Life Holdings, Inc.	103,658	1,957,166
Japan Post Holdings Co., Ltd.	43,799	564,100
MS&AD Insurance Group Holdings, Inc.	48,480	1,646,115
Sompo Holdings, Inc.	41,188	1,545,401
T&D Holdings, Inc.	76,461	1,177,821
Tokio Marine Holdings, Inc.	60,907	2,677,763
		9,568,366
Materials 2.1%
Air Water, Inc.	28,965	552,195
Asahi Kasei Corp.	279,269	2,731,912
Daicel Corp.	36,411	443,564
Denka Co., Ltd.	110,835	579,510
DIC Corp.	21,196	776,723
Dowa Holdings Co., Ltd.	58,060	472,741
JFE Holdings, Inc.	197,647	3,753,853
JSR Corp.	37,365	640,867
Kaneka Corp.	59,400	465,601
Kobe Steel Ltd. *	161,014	1,570,061
Kuraray Co., Ltd.	56,839	866,162
Mitsubishi Chemical Holdings Corp.	382,956	2,952,819
Mitsubishi Materials Corp.	31,336	1,044,673
Mitsui Chemicals, Inc.	225,771	1,152,212
Mitsui Mining & Smelting Co., Ltd.	236,194	783,197
Nippon Paper Industries Co., Ltd.	39,431	720,003
Nippon Steel & Sumitomo Metal Corp.	194,424	4,802,169
Nitto Denko Corp.	19,361	1,636,994
Oji Holdings Corp.	230,180	1,106,823
Shin-Etsu Chemical Co., Ltd.	39,352	3,342,379
Showa Denko K.K.	57,289	1,013,317
Sumitomo Chemical Co., Ltd.	332,570	1,860,739
Sumitomo Metal Mining Co., Ltd.	106,346	1,483,721
Taiheiyo Cement Corp.	250,155	883,150
Teijin Ltd.	43,144	828,676
Toray Industries, Inc.	194,638	1,748,324
Tosoh Corp.	107,116	935,356
Security	Number of Shares	Value ($)
Toyo Seikan Group Holdings Ltd.	42,715	776,914
Ube Industries Ltd.	341,380	857,378
		40,782,033
Media 0.1%
Dentsu, Inc.	22,332	1,241,498
Hakuhodo DY Holdings, Inc.	58,685	724,351
		1,965,849
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Astellas Pharma, Inc.	175,962	2,377,929
Chugai Pharmaceutical Co., Ltd.	13,534	453,008
Daiichi Sankyo Co., Ltd.	74,986	1,716,063
Eisai Co., Ltd.	20,622	1,161,364
Kyowa Hakko Kirin Co., Ltd.	26,735	401,676
Mitsubishi Tanabe Pharma Corp.	24,063	496,810
Otsuka Holdings Co., Ltd.	45,417	2,074,686
Shionogi & Co., Ltd.	13,802	678,227
Takeda Pharmaceutical Co., Ltd.	93,099	4,345,202
		13,704,965
Real Estate 0.3%
Daito Trust Construction Co., Ltd.	7,759	1,090,150
Daiwa House Industry Co., Ltd.	64,933	1,789,814
Mitsubishi Estate Co., Ltd.	67,585	1,325,907
Mitsui Fudosan Co., Ltd.	67,715	1,539,074
Sumitomo Realty & Development Co., Ltd.	37,598	1,042,065
		6,787,010
Retailing 0.4%
Don Quijote Holdings Co., Ltd.	12,320	438,250
Fast Retailing Co., Ltd.	3,225	1,022,972
Isetan Mitsukoshi Holdings Ltd.	87,769	1,128,834
J Front Retailing Co., Ltd.	55,802	860,833
K's Holdings Corp.	29,272	522,728
Nitori Holdings Co., Ltd.	5,273	616,444
Shimamura Co., Ltd.	6,175	802,471
Takashimaya Co., Ltd.	75,770	684,663
Yamada Denki Co., Ltd.	250,579	1,283,298
		7,360,493
Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	14,459	938,216
Tokyo Electron Ltd.	14,433	1,446,074
		2,384,290
Software & Services 0.3%
Fujitsu Ltd.	630,510	3,678,186
Nintendo Co., Ltd.	7,906	1,660,553
NTT Data Corp.	18,957	897,995
		6,236,734
Technology Hardware & Equipment 1.9%
Alps Electric Co., Ltd.	21,800	651,750
Brother Industries Ltd.	50,624	957,868
Canon, Inc.	222,894	6,536,311
FUJIFILM Holdings Corp.	75,159	2,916,748
Hitachi Ltd.	1,630,698	9,018,867
Ibiden Co., Ltd.	40,590	659,903
Japan Display, Inc. *(a)	223,676	555,766
Keyence Corp.	1,870	726,373
Konica Minolta, Inc.	120,430	1,165,712
Kyocera Corp.	49,110	2,711,727
Murata Manufacturing Co., Ltd.	11,237	1,622,001
NEC Corp.	888,649	2,223,906
Nippon Electric Glass Co., Ltd.	158,259	987,306
Omron Corp.	30,073	1,298,231
Ricoh Co., Ltd.	217,981	1,907,346
Seiko Epson Corp.	44,616	1,002,100
TDK Corp.	19,485	1,330,522
		36,272,437

34
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 1.6%
KDDI Corp.	218,689	5,744,532
Nippon Telegraph & Telephone Corp.	313,484	13,311,547
NTT DOCOMO, Inc.	197,175	4,700,056
SoftBank Group Corp.	90,887	6,792,663
		30,548,798
Transportation 1.1%
ANA Holdings, Inc.	219,720	659,445
Central Japan Railway Co.	18,695	3,071,136
East Japan Railway Co.	42,759	3,880,928
Hankyu Hanshin Holdings, Inc.	25,362	852,314
Kawasaki Kisen Kaisha Ltd. (a)	352,541	954,729
Kintetsu Group Holdings Co., Ltd.	163,617	609,807
Mitsui OSK Lines Ltd.	476,449	1,579,859
Nagoya Railroad Co., Ltd.	99,786	459,309
Nippon Express Co., Ltd.	242,102	1,255,031
Nippon Yusen K.K.	804,755	1,783,789
Odakyu Electric Railway Co., Ltd.	19,787	392,610
Seino Holdings Co., Ltd.	54,990	635,984
Tobu Railway Co., Ltd.	114,678	589,354
Tokyu Corp.	100,711	748,908
West Japan Railway Co.	27,740	1,843,879
Yamato Holdings Co., Ltd.	60,151	1,319,575
		20,636,657
Utilities 0.8%
Chubu Electric Power Co., Inc.	160,595	2,124,330
Electric Power Development Co., Ltd.	29,745	701,587
Hokuriku Electric Power Co.	44,013	436,649
Kyushu Electric Power Co., Inc.	74,068	827,501
Osaka Gas Co., Ltd.	411,623	1,593,735
Shikoku Electric Power Co., Inc.	38,620	389,358
The Chugoku Electric Power Co., Inc.	74,388	823,098
The Kansai Electric Power Co., Inc. *	174,467	1,942,161
Toho Gas Co., Ltd.	59,386	428,868
Tohoku Electric Power Co., Inc.	108,448	1,397,703
Tokyo Electric Power Co. Holdings, Inc. *	761,061	2,938,538
Tokyo Gas Co., Ltd.	530,949	2,419,250
		16,022,778
		430,616,470

Luxembourg 0.6%
Energy 0.1%
Tenaris S.A.	74,648	1,231,854
Materials 0.4%
ArcelorMittal *	939,912	8,299,616
Media 0.1%
RTL Group S.A. *	7,485	577,588
SES S.A.	35,042	717,344
		1,294,932
Telecommunication Services 0.0%
Millicom International Cellular S.A.	17,348	948,662
		11,775,064

Netherlands 5.1%
Banks 0.3%
ING Groep N.V.	354,906	4,908,257
Capital Goods 0.3%
Boskalis Westminster	14,932	545,816
Koninklijke Philips N.V.	142,496	4,320,662
		4,866,478
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.2%
Randstad Holding N.V.	23,205	1,353,951
RELX N.V.	56,246	999,902
Wolters Kluwer N.V.	22,760	935,104
		3,288,957
Energy 2.9%
Fugro N.V. CVA *	26,011	415,557
Royal Dutch Shell plc, A Shares	925,841	23,985,008
Royal Dutch Shell plc, B Shares	1,147,294	31,030,905
		55,431,470
Food & Staples Retailing 0.4%
Koninklijke Ahold Delhaize N.V.	360,409	7,682,389
Food, Beverage & Tobacco 0.1%
Heineken Holding N.V.	14,934	1,137,639
Heineken N.V.	17,552	1,452,894
		2,590,533
Household & Personal Products 0.3%
Unilever N.V. CVA	138,109	6,547,457
Insurance 0.2%
Aegon N.V.	444,585	2,370,583
Delta Lloyd N.V.	129,209	735,915
NN Group N.V.	20,556	640,540
		3,747,038
Materials 0.2%
Akzo Nobel N.V.	35,037	2,357,051
Koninklijke DSM N.V.	29,693	1,956,210
		4,313,261
Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	12,689	1,543,167
NXP Semiconductor N.V. *	6,346	652,432
		2,195,599
Software & Services 0.0%
Gemalto N.V.	6,917	417,554
Telecommunication Services 0.1%
Koninklijke KPN N.V.	743,782	2,106,263
VimpelCom Ltd. ADR	140,566	577,726
		2,683,989
		98,672,982

New Zealand 0.1%
Materials 0.0%
Fletcher Building Ltd.	131,509	918,800
Telecommunication Services 0.1%
Spark New Zealand Ltd.	378,984	984,019
		1,902,819

Norway 0.9%
Banks 0.1%
DNB A.S.A.	126,692	2,084,411
Energy 0.4%
Statoil A.S.A. (a)	470,474	8,354,124
Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A. *	43,163	757,142
Orkla A.S.A.	106,365	938,625
		1,695,767
Materials 0.2%
Norsk Hydro A.S.A.	291,849	1,657,711
Yara International A.S.A.	44,835	1,707,596
		3,365,307

35
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 0.1%
Telenor A.S.A.	141,838	2,320,024
		17,819,633

Portugal 0.2%
Energy 0.1%
Galp Energia, SGPS, S.A.	93,513	1,380,206
Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	30,038	484,521
Utilities 0.1%
EDP - Energias de Portugal S.A.	689,600	2,138,953
		4,003,680

Singapore 0.8%
Banks 0.3%
DBS Group Holdings Ltd.	158,824	2,127,041
Oversea-Chinese Banking Corp., Ltd.	269,494	1,822,898
United Overseas Bank Ltd.	114,622	1,762,091
		5,712,030
Capital Goods 0.1%
Keppel Corp., Ltd.	349,488	1,701,772
Sembcorp Industries Ltd.	227,893	521,439
		2,223,211
Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	364,334	948,251
Media 0.0%
Singapore Press Holdings Ltd.	199,615	499,555
Real Estate 0.0%
CapitaLand Ltd.	196,690	511,924
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	21,893	668,585
Technology Hardware & Equipment 0.1%
Flex Ltd. *	93,868	1,547,883
Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	906,019	2,552,440
Transportation 0.1%
ComfortDelGro Corp., Ltd.	263,425	465,239
Singapore Airlines Ltd.	127,045	903,863
		1,369,102
		16,032,981

Spain 4.2%
Banks 1.9%
Banco Bilbao Vizcaya Argentaria S.A.	948,753	6,228,319
Banco de Sabadell S.A.	584,201	861,632
Banco Popular Espanol S.A. *(a)	600,971	534,501
Banco Santander S.A.	4,854,696	26,587,421
CaixaBank S.A.	395,747	1,386,877
		35,598,750
Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	46,176	1,453,598
Ferrovial S.A.	60,493	1,150,931
		2,604,529
Energy 0.5%
Enagas S.A.	20,306	500,482
Repsol S.A.	572,415	8,515,474
		9,015,956
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	124,941	695,807
Insurance 0.0%
Mapfre S.A.	253,959	788,252
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	11,874	260,484
Retailing 0.1%
Industria de Diseno Textil S.A.	57,447	1,850,829
Software & Services 0.0%
Amadeus IT Group S.A.	16,198	755,693
Telecommunication Services 0.9%
Telefonica S.A.	1,650,247	16,920,026
Transportation 0.1%
Abertis Infraestructuras S.A.	71,561	1,052,404
Utilities 0.6%
Acciona S.A.	6,988	524,756
Endesa S.A.	131,484	2,807,571
Gas Natural SDG S.A.	75,940	1,482,749
Iberdrola S.A.	897,837	5,985,656
Red Electrica Corp. S.A.	38,672	700,428
		11,501,160
		81,043,890

Sweden 2.4%
Automobiles & Components 0.1%
Autoliv, Inc.	10,640	1,114,008
Banks 0.5%
Nordea Bank AB	364,086	4,277,063
Skandinaviska Enskilda Banken AB, A Shares	132,300	1,517,456
Svenska Handelsbanken AB, A Shares	133,346	1,859,626
Swedbank AB, A Shares	99,196	2,455,050
		10,109,195
Capital Goods 0.8%
Alfa Laval AB	36,367	659,805
Assa Abloy AB, B Shares	49,222	959,709
Atlas Copco AB, A Shares	68,729	2,255,799
Atlas Copco AB, B Shares	36,444	1,080,422
NCC AB, B Shares	12,799	305,115
Sandvik AB	173,215	2,361,782
Skanska AB, B Shares	59,085	1,411,808
SKF AB, B Shares	62,912	1,200,785
Trelleborg AB, B Shares	27,459	565,568
Volvo AB, A Shares	35,128	460,638
Volvo AB, B Shares	262,045	3,430,407
		14,691,838
Commercial & Professional Services 0.0%
Securitas AB, B Shares	50,725	776,117
Consumer Durables & Apparel 0.1%
Bonava AB, B Shares *	10,390	160,241
Electrolux AB, Series B	38,815	1,031,763
		1,192,004
Food, Beverage & Tobacco 0.0%
Swedish Match AB	19,467	607,813
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	27,752	472,073
Household & Personal Products 0.1%
Svenska Cellulosa AB SCA, B Shares	62,060	1,911,500

36
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Materials 0.1%
Boliden AB	47,019	1,438,827
SSAB AB, A Shares *(a)	82,630	327,813
SSAB AB, B Shares *	91,308	303,034
		2,069,674
Retailing 0.2%
Hennes & Mauritz AB, B Shares	108,399	2,871,784
Technology Hardware & Equipment 0.3%
Hexagon AB, B Shares	13,490	546,116
Telefonaktiebolaget LM Ericsson, B Shares	729,233	4,756,967
		5,303,083
Telecommunication Services 0.2%
Tele2 AB, B Shares	163,448	1,465,474
Telia Co. AB	707,558	2,850,266
		4,315,740
		45,434,829

Switzerland 6.4%
Capital Goods 0.5%
ABB Ltd. - Reg'd *	258,348	5,861,168
Geberit AG - Reg'd	1,679	728,637
Schindler Holding AG	2,978	577,490
Schindler Holding AG - Reg'd	742	142,332
Wolseley plc	38,985	2,384,411
		9,694,038
Commercial & Professional Services 0.2%
Adecco Group AG - Reg’d	35,723	2,575,466
SGS S.A. - Reg'd	398	848,500
		3,423,966
Consumer Durables & Apparel 0.3%
Cie Financiere Richemont S.A. - Reg'd	47,792	3,531,488
The Swatch Group AG	3,791	1,263,982
The Swatch Group AG - Reg'd	6,991	454,804
		5,250,274
Diversified Financials 0.4%
Credit Suisse Group AG - Reg'd *	258,342	3,908,214
Julius Baer Group Ltd. *	9,282	455,550
UBS Group AG - Reg'd	159,545	2,464,588
		6,828,352
Food, Beverage & Tobacco 1.1%
Aryzta AG *	12,781	414,526
Chocoladefabriken Lindt & Sprungli AG	27	153,542
Chocoladefabriken Lindt & Sprungli AG - Reg'd	4	260,003
Coca-Cola HBC AG CDI *	29,696	718,750
Nestle S.A. - Reg'd	273,666	20,290,279
		21,837,100
Insurance 0.7%
Baloise Holding AG - Reg'd	4,543	592,910
Swiss Life Holding AG - Reg'd *	2,968	936,530
Swiss Re AG	53,691	4,814,471
Zurich Insurance Group AG *	24,824	6,873,728
		13,217,639
Materials 1.3%
Clariant AG - Reg'd *	31,174	584,289
Givaudan S.A. - Reg'd	515	938,000
Glencore plc *	4,267,488	17,102,346
LafargeHolcim Ltd. - Reg'd *	53,180	3,034,836
Sika AG	134	756,673
Syngenta AG - Reg'd	6,804	2,938,469
		25,354,613
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Actelion Ltd. - Reg'd *	2,568	693,125
Lonza Group AG - Reg'd *	3,170	585,601
Novartis AG - Reg'd	205,034	16,051,391
Roche Holding AG	51,527	12,590,401
Roche Holding AG, Bearer Shares	1,758	432,720
		30,353,238
Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	136,870	2,092,853
Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	32,835	2,445,222
Telecommunication Services 0.1%
Swisscom AG - Reg'd	3,235	1,428,446
Transportation 0.0%
Kuehne & Nagel International AG - Reg'd	6,015	858,900
		122,784,641

United Kingdom 15.3%
Automobiles & Components 0.3%
Fiat Chrysler Automobiles N.V. *	348,504	3,825,409
GKN plc	250,241	1,120,728
		4,946,137
Banks 2.4%
Barclays plc	3,277,698	9,238,410
HSBC Holdings plc	2,957,194	23,790,765
Lloyds Banking Group plc	7,342,684	6,274,541
Royal Bank of Scotland Group plc *	544,639	1,611,687
Standard Chartered plc *	565,887	5,087,068
		46,002,471
Capital Goods 0.8%
Ashtead Group plc	30,041	619,063
BAE Systems plc	430,427	3,374,428
Balfour Beatty plc	176,156	606,331
Bunzl plc	27,769	779,232
Carillion plc	136,358	371,608
CNH Industrial N.V.	150,050	1,396,722
Cobham plc	266,662	397,537
DCC plc	9,773	834,889
IMI plc	40,379	623,573
Meggitt plc	98,012	573,851
Rolls-Royce Holdings plc *	301,074	2,948,547
Smiths Group plc	51,312	954,597
The Weir Group plc	33,242	778,928
Travis Perkins plc	42,599	806,815
		15,066,121
Commercial & Professional Services 0.2%
Aggreko plc	44,665	585,825
Babcock International Group plc	42,609	502,655
Capita plc	64,112	449,566
G4S plc	283,540	924,786
Intertek Group plc	11,465	503,199
RELX plc	61,144	1,145,118
		4,111,149
Consumer Durables & Apparel 0.1%
Barratt Developments plc	75,920	483,239
Berkeley Group Holdings plc	11,518	421,964
Burberry Group plc	48,478	1,041,227
Persimmon plc	20,357	522,098
Taylor Wimpey plc	198,364	444,319
		2,912,847
Consumer Services 0.3%
Carnival plc	16,583	907,773
Compass Group plc	135,562	2,527,027

37
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
InterContinental Hotels Group plc	18,082	854,147
Whitbread plc	14,569	693,460
William Hill plc	102,669	337,162
		5,319,569
Diversified Financials 0.1%
3i Group plc	66,045	565,854
Investec plc	69,761	502,199
Man Group plc	400,913	730,384
		1,798,437
Energy 2.3%
Amec Foster Wheeler plc	102,799	562,222
BP plc	7,367,875	41,584,118
John Wood Group plc	75,734	712,009
Petrofac Ltd.	51,466	570,955
Subsea 7 S.A. *	83,347	1,181,788
Tullow Oil plc *	157,173	524,953
		45,136,045
Food & Staples Retailing 0.7%
Booker Group plc	257,883	638,931
J Sainsbury plc	968,356	3,224,640
Tesco plc *	2,969,714	6,962,346
Wm Morrison Supermarkets plc	1,021,431	3,083,613
		13,909,530
Food, Beverage & Tobacco 1.2%
Associated British Foods plc	33,776	1,100,788
British American Tobacco plc	164,548	10,401,989
Coca-Cola European Partners plc	34,265	1,188,653
Diageo plc	170,688	4,817,327
Imperial Brands plc	95,348	4,500,435
Tate & Lyle plc	85,330	790,014
		22,799,206
Health Care Equipment & Services 0.1%
Smith & Nephew plc	66,321	999,437
Household & Personal Products 0.4%
Reckitt Benckiser Group plc	38,289	3,483,460
Unilever plc	99,561	4,731,502
		8,214,962
Insurance 0.7%
Admiral Group plc	16,144	367,238
Aviva plc	396,368	2,456,337
Direct Line Insurance Group plc	209,606	895,964
Legal & General Group plc	517,043	1,597,583
Old Mutual plc	629,693	1,709,010
Phoenix Group Holdings	54,243	518,400
Prudential plc	154,407	3,088,717
RSA Insurance Group plc	128,102	954,867
Standard Life plc	273,097	1,252,997
Willis Towers Watson plc	4,993	641,251
		13,482,364
Materials 1.7%
Anglo American plc *	514,026	8,126,805
Antofagasta plc	113,756	1,149,451
BHP Billiton plc	573,800	9,264,628
DS Smith plc	90,530	502,106
Johnson Matthey plc	40,419	1,541,112
Mondi plc	43,790	1,023,910
Rio Tinto plc	276,965	11,363,285
		32,971,297
Media 0.5%
Informa plc	60,254	503,866
ITV plc	303,818	765,594
Liberty Global plc, Class A *	26,390	942,123
Liberty Global plc, Series C *	54,605	1,916,090
Security	Number of Shares	Value ($)
Pearson plc	159,555	1,338,229
Sky plc	125,033	1,552,021
WPP plc	105,368	2,487,346
		9,505,269
Pharmaceuticals, Biotechnology & Life Sciences 1.2%
AstraZeneca plc	194,673	11,250,142
GlaxoSmithKline plc	578,141	11,856,351
		23,106,493
Real Estate 0.0%
Land Securities Group plc	49,377	655,001
Retailing 0.3%
Debenhams plc	481,064	321,168
Inchcape plc	80,985	756,337
Kingfisher plc	517,319	2,119,231
Marks & Spencer Group plc	429,224	1,788,255
Next plc	18,900	900,079
		5,885,070
Software & Services 0.0%
The Sage Group plc	93,030	747,852
Telecommunication Services 0.9%
BT Group plc	758,568	3,087,700
Inmarsat plc	50,038	443,032
Vodafone Group plc	5,815,636	14,611,460
		18,142,192
Transportation 0.2%
easyJet plc	38,068	450,506
Firstgroup plc *	601,148	899,179
International Consolidated Airlines Group S.A.	85,365	570,445
Royal Mail plc	203,755	1,051,230
		2,971,360
Utilities 0.9%
Centrica plc	1,540,591	4,349,926
Drax Group plc	145,634	637,013
National Grid plc	465,309	5,660,024
Pennon Group plc	40,138	432,797
Severn Trent plc	27,518	800,611
SSE plc	199,831	3,832,001
United Utilities Group plc	73,496	894,921
		16,607,293
		295,290,102
Total Common Stock
(Cost $1,829,829,330)		1,908,884,142

Preferred Stock 0.7% of net assets

Germany 0.7%
Automobiles & Components 0.5%
Bayerische Motoren Werke AG	12,097	904,812
Volkswagen AG	59,741	8,868,265
		9,773,077
Household & Personal Products 0.1%
Henkel AG & Co. KGaA	13,117	1,643,304
Materials 0.0%
Fuchs Petrolub SE	8,226	382,067
Utilities 0.1%
RWE AG	37,956	411,992
		12,210,440

38
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Italy 0.0%
Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	177,338	395,723

Spain 0.0%
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A., B Shares	14,596	254,669
Total Preferred Stock
(Cost $13,105,712)		12,860,832

Other Investment Companies 0.7% of net assets

United States 0.7%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (c)	1,461,725	1,461,725
Securities Lending Collateral 0.6%
Wells Fargo Government Money Market Fund, Select Class 0.48% (c)	12,487,086	12,487,086
Total Other Investment Companies
(Cost $13,948,811)		13,948,811

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $1,859,937,009 and the unrealized appreciation and depreciation were $140,748,096 and ($64,991,320) , respectively, with a net unrealized appreciation of $75,756,776.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,911,524.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE Index, e-mini, Long, expires 03/17/17	66	5,760,150	(4,012)
39
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	787,743,443	862,091,454
0.3%	Preferred Stock	2,208,062	2,365,681
1.2%	Other Investment Companies	10,242,621	10,242,621
100.9%	Total Investments	800,194,126	874,699,756
(0.9%)	Other Assets and Liabilities, Net		(7,950,853)
100.0%	Net Assets		866,748,903

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Australia 5.9%
Banks 0.1%
Bank of Queensland Ltd.	108,832	991,555
Genworth Mortgage Insurance Australia Ltd.	144,928	313,112
		1,304,667
Capital Goods 0.3%
GWA Group Ltd.	184,266	376,850
Monadelphous Group Ltd. (a)	133,387	1,309,622
Seven Group Holdings Ltd.	70,380	537,870
		2,224,342
Commercial & Professional Services 0.4%
ALS Ltd.	270,939	1,258,201
Cleanaway Waste Management Ltd.	956,419	904,471
McMillan Shakespeare Ltd.	20,333	193,693
Programmed Maintenance Services Ltd.	254,393	350,106
SEEK Ltd.	39,799	480,106
Spotless Group Holdings Ltd.	645,646	407,052
		3,593,629
Consumer Durables & Apparel 0.1%
G.U.D. Holdings Ltd.	55,431	444,933
Consumer Services 0.5%
Ardent Leisure Group	222,468	279,658
Aristocrat Leisure Ltd.	48,649	620,903
Crown Resorts Ltd.	128,666	1,252,388
Flight Centre Travel Group Ltd.	20,062	444,847
InvoCare Ltd.	25,911	281,892
Navitas Ltd.	100,777	381,988
The Star Entertainment Grp Ltd.	239,450	898,413
		4,160,089
Diversified Financials 0.4%
ASX Ltd.	31,817	1,253,214
Challenger Ltd.	106,954	940,729
IOOF Holdings Ltd.	74,468	495,253
Perpetual Ltd.	10,250	407,906
		3,097,102
Energy 0.2%
AWE Ltd. *	509,630	188,078
Beach Energy Ltd.	844,952	457,997
Washington H Soul Pattinson & Co., Ltd.	21,895	270,185
Whitehaven Coal Ltd. *	555,250	1,233,752
		2,150,012
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.3%
Bega Cheese Ltd. (a)	66,704	298,994
GrainCorp Ltd., Class A	175,914	1,207,795
Treasury Wine Estates Ltd.	121,452	1,112,136
		2,618,925
Health Care Equipment & Services 0.6%
Ansell Ltd.	40,317	659,942
Australian Pharmaceutical Industries Ltd.	370,672	541,483
Cochlear Ltd.	8,990	902,357
Healthscope Ltd.	155,355	268,751
Primary Health Care Ltd.	329,614	836,298
Ramsay Health Care Ltd.	19,224	1,031,374
Sigma Pharmaceuticals Ltd.	1,091,036	985,640
		5,225,845
Insurance 0.1%
nib Holdings Ltd.	158,425	649,221
Materials 0.7%
Adelaide Brighton Ltd.	156,702	646,979
DuluxGroup Ltd.	94,650	446,818
Mineral Resources Ltd.	74,609	641,320
Nufarm Ltd.	90,595	616,437
OceanaGold Corp.	125,235	356,477
Orora Ltd.	370,325	845,631
OZ Minerals Ltd.	252,126	1,802,778
Resolute Mining Ltd.	187,057	231,548
Western Areas Ltd. *	118,326	215,611
		5,803,599
Media 0.4%
APN News & Media Ltd. *	105,356	215,468
Event Hospitality & Entertainment Ltd.	28,515	275,143
Fairfax Media Ltd.	1,883,465	1,368,456
Nine Entertainment Co. Holdings Ltd.	413,712	333,986
NZME Ltd.	2,040	1,114
Seven West Media Ltd.	1,195,199	629,466
Southern Cross Media Group Ltd.	455,230	453,255
Village Roadshow Ltd.	79,626	214,272
		3,491,160
Real Estate 0.6%
Charter Hall Retail REIT	82,185	271,076
Cromwell Property Group	260,205	197,058
Dexus Property Group	182,828	1,326,955
Goodman Group	235,179	1,365,171
Investa Office Fund	101,071	362,898
The GPT Group	308,829	1,170,595
Vicinity Centres	284,395	631,919
		5,325,672
Retailing 0.6%
AP Eagers Ltd.	38,858	265,896
Automotive Holdings Group Ltd.	208,749	640,382
Harvey Norman Holdings Ltd.	184,206	729,378
JB Hi-Fi Ltd.	51,050	1,052,679
Myer Holdings Ltd.	1,415,469	1,371,237
Premier Investments Ltd.	37,291	385,627
Super Retail Group Ltd.	62,350	505,744
		4,950,943

40
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Software & Services 0.2%
carsales.com Ltd.	31,238	267,313
Computershare Ltd.	143,093	1,486,330
IRESS Ltd.	28,777	262,184
		2,015,827
Telecommunication Services 0.0%
TPG Telecom Ltd.	26,082	125,131
Transportation 0.3%
Qantas Airways Ltd.	564,154	1,626,561
Qube Holdings Ltd. (a)	163,462	290,316
Sydney Airport	166,924	777,737
		2,694,614
Utilities 0.1%
AusNet Services	704,756	877,800
		50,753,511

Austria 0.9%
Capital Goods 0.1%
ANDRITZ AG	19,312	1,011,887
Zumtobel Group AG	16,827	279,560
		1,291,447
Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	4,481	331,401
Insurance 0.1%
UNIQA Insurance Group AG	45,701	347,169
Vienna Insurance Group AG Wiener Versicherung Gruppe	30,475	734,926
		1,082,095
Materials 0.2%
Lenzing AG	3,335	526,250
RHI AG	19,403	463,381
Wienerberger AG	57,519	1,136,826
		2,126,457
Real Estate 0.1%
BUWOG AG *	10,533	263,804
CA Immobilien Anlagen AG *	9,878	194,183
Conwert Immobilien Invest SE *	11,028	192,181
IMMOFINANZ AG *	233,401	426,084
		1,076,252
Semiconductors & Semiconductor Equipment 0.1%
ams AG	9,728	450,726
Technology Hardware & Equipment 0.0%
Austria Technologie & Systemtechnik AG (a)	16,331	173,880
Telecommunication Services 0.1%
Telekom Austria AG *	71,811	463,180
Transportation 0.1%
Oesterreichische Post AG *	21,236	774,556
Utilities 0.1%
Verbund AG (a)	28,062	467,557
		8,237,551

Belgium 1.2%
Capital Goods 0.0%
Cie d'Entreprises CFE	1,780	196,708
Diversified Financials 0.1%
Ackermans & van Haaren N.V.	3,076	426,547
Gimv N.V.	9,256	500,623
		927,170
Energy 0.0%
Euronav N.V.	20,825	171,010
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.1%
AGFA-Gevaert N.V. *	110,823	453,967
Household & Personal Products 0.1%
Ontex Group N.V.	14,892	458,270
Materials 0.2%
Bekaert N.V.	23,353	1,036,642
Nyrstar N.V. *(a)	87,645	540,163
Tessenderlo Chemie N.V. *	13,778	505,830
		2,082,635
Media 0.1%
Telenet Group Holding N.V. *	19,092	1,082,117
Real Estate 0.1%
Befimmo S.A.	5,008	277,356
Cofinimmo S.A.	4,752	529,185
		806,541
Retailing 0.1%
D'Ieteren S.A. N.V.	16,971	759,296
Technology Hardware & Equipment 0.1%
Barco N.V.	6,435	578,891
EVS Broadcast Equipment S.A.	7,055	266,318
		845,209
Telecommunication Services 0.1%
Orange Belgium S.A. *	30,756	699,870
Transportation 0.1%
bpost S.A.	39,512	984,559
Utilities 0.1%
Elia System Operator S.A. N.V.	13,667	702,964
		10,170,316

Canada 8.0%
Automobiles & Components 0.2%
Linamar Corp.	21,582	961,083
Martinrea International, Inc.	70,272	437,724
		1,398,807
Banks 0.2%
Canadian Western Bank	25,056	556,379
Genworth MI Canada, Inc.	24,121	690,967
Home Capital Group, Inc. (a)	18,374	367,078
Laurentian Bank of Canada	11,739	508,753
		2,123,177
Capital Goods 0.7%
Aecon Group, Inc.	49,601	596,583
Ag Growth International, Inc.	7,747	312,231
ATS Automation Tooling Systems, Inc. *	30,672	312,637
Bird Construction, Inc.	34,817	233,174
CAE, Inc.	70,380	1,060,124
MacDonald, Dettwiler & Associates Ltd.	9,441	468,254
New Flyer Industries, Inc.	10,539	350,040
Richelieu Hardware Ltd.	12,630	257,187
Russel Metals, Inc.	63,655	1,275,070
Toromont Industries Ltd.	23,726	829,949
WSP Global, Inc.	18,921	641,581
		6,336,830
Commercial & Professional Services 0.6%
Morneau Shepell, Inc.	21,330	302,609
Ritchie Bros. Auctioneers, Inc.	14,478	488,631
Stantec, Inc.	26,464	684,354
Transcontinental, Inc., Class A	51,364	784,547
Waste Connections, Inc.	30,517	2,667,026
		4,927,167

41
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	29,551	780,694
Gildan Activewear, Inc.	41,070	1,043,456
		1,824,150
Consumer Services 0.1%
Enercare, Inc.	22,357	318,361
Great Canadian Gaming Corp. *	17,051	300,608
Restaurant Brands International, Inc.	7,617	416,722
		1,035,691
Diversified Financials 0.1%
AGF Management Ltd., Class B	158,192	722,611
TMX Group Ltd.	8,577	454,478
		1,177,089
Energy 1.7%
AltaGas Ltd.	40,172	940,263
Bonavista Energy Corp.	449,602	1,272,987
Bonterra Energy Corp.	13,149	237,277
Canadian Energy Services & Technology Corp.	84,742	479,231
Canyon Services Group, Inc. *	68,783	299,136
Crew Energy, Inc. *	56,279	232,008
Enerflex Ltd.	64,590	845,139
Ensign Energy Services, Inc.	181,652	1,088,993
Gran Tierra Energy, Inc. *	176,164	470,852
MEG Energy Corp. *	101,356	543,341
Mullen Group Ltd.	70,005	882,694
Parex Resources, Inc. *	18,943	226,266
Parkland Fuel Corp.	58,189	1,164,263
Pason Systems, Inc.	29,023	396,411
Peyto Exploration & Development Corp.	28,544	585,772
Precision Drilling Corp. *	251,173	1,287,678
Secure Energy Services, Inc.	50,356	389,328
ShawCor Ltd.	40,058	1,070,673
Tourmaline Oil Corp. *	16,878	374,656
Trinidad Drilling Ltd. *	283,719	574,100
Veresen, Inc.	68,311	697,319
Whitecap Resources, Inc.	36,479	299,390
		14,357,777
Food & Staples Retailing 0.2%
The Jean Coutu Group PJC, Inc., A Shares	43,542	656,196
The North West Co., Inc.	29,669	656,797
		1,312,993
Food, Beverage & Tobacco 0.2%
Cott Corp.	43,300	462,603
Maple Leaf Foods, Inc.	43,097	1,005,147
		1,467,750
Health Care Equipment & Services 0.1%
Chartwell Retirement Residences	16,794	198,695
Extendicare, Inc.	40,892	317,701
Medical Facilities Corp.	8,576	117,653
		634,049
Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	30,098	1,252,824
Materials 1.5%
Alamos Gold, Inc., Class A	46,920	340,444
Canam Group, Inc.	22,351	110,367
Canfor Corp. *	52,453	679,202
Cascades, Inc.	70,921	709,504
CCL Industries, Inc., Class B	2,937	626,029
Centerra Gold, Inc.	103,370	500,284
Chemtrade Logistics Income Fund	29,967	413,829
Dominion Diamond Corp.	35,887	304,286
Eldorado Gold Corp. *	247,694	759,287
Franco-Nevada Corp.	10,029	648,256
Security	Number of Shares	Value ($)
Hudbay Minerals, Inc.	96,565	750,239
IAMGOLD Corp. *	300,958	1,190,698
Interfor Corp. *	30,838	414,216
Intertape Polymer Group, Inc.	11,655	191,397
Labrador Iron Ore Royalty Corp.	25,735	369,766
Lundin Mining Corp. *	163,389	985,676
Nevsun Resources Ltd.	110,183	277,860
New Gold, Inc. *	102,467	296,311
Norbord, Inc.	7,808	227,911
Pan American Silver Corp.	38,862	696,579
Resolute Forest Products, Inc. *	195,252	888,397
SEMAFO, Inc. *	82,824	254,516
Silver Wheaton Corp.	45,167	882,231
Stella-Jones, Inc.	5,354	165,942
Western Forest Products, Inc.	188,806	297,938
		12,981,165
Media 0.3%
Aimia, Inc.	105,971	724,103
Cineplex, Inc.	17,808	672,951
Cogeco Communications, Inc.	10,277	557,128
Corus Entertainment, Inc., B Shares	54,091	519,081
Entertainment One Ltd.	150,072	441,476
		2,914,739
Real Estate 0.6%
Artis Real Estate Investment Trust	32,111	314,940
Boardwalk Real Estate Investment Trust (a)	8,185	274,821
Canadian Apartment Properties REIT	13,681	332,199
Canadian Real Estate Investment Trust	8,842	332,464
Colliers International Group, Inc.	5,650	285,219
Cominar Real Estate Investment Trust	36,878	412,927
Dream Global Real Estate Investment Trust	27,947	208,265
Dream Office Real Estate Investment Trust	28,611	404,609
First Capital Realty, Inc.	26,434	417,531
Granite Real Estate Investment Trust	11,479	398,682
H&R Real Estate Investment Trust	37,782	673,227
RioCan Real Estate Investment Trust	42,799	862,152
Smart Real Estate Investment Trust	14,792	373,360
		5,290,396
Retailing 0.1%
AutoCanada, Inc.	10,480	181,755
Hudson's Bay Co. (a)	56,423	525,698
Uni-Select, Inc.	18,290	465,104
		1,172,557
Semiconductors & Semiconductor Equipment 0.0%
Canadian Solar, Inc. *(a)	15,965	235,005
Software & Services 0.2%
Constellation Software, Inc.	993	467,466
DH Corp.	28,208	485,805
Open Text Corp.	22,680	749,693
		1,702,964
Telecommunication Services 0.0%
Manitoba Telecom Services, Inc.	10,432	309,309
Transportation 0.4%
Air Canada *	36,557	369,310
Exchange Income Corp.	10,807	309,576
Student Transportation, Inc.	32,726	181,859
TFI International, Inc.	49,469	1,237,052
WestJet Airlines Ltd.	33,022	543,531
Westshore Terminals Investment Corp.	25,338	516,536
		3,157,864
Utilities 0.5%
Algonquin Power & Utilities Corp.	25,187	229,535
Capital Power Corp.	57,984	1,104,123
Hydro One Ltd.	12,361	220,257

42
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Innergex Renewable Energy, Inc.	16,414	179,204
Just Energy Group, Inc.	70,390	402,851
Northland Power, Inc.	28,247	521,667
Superior Plus Corp.	112,499	1,046,463
Valener, Inc.	18,012	282,872
		3,986,972
		69,599,275

Denmark 1.3%
Banks 0.2%
Jyske Bank A/S - Reg’d	13,136	678,490
Sydbank A/S	18,798	652,488
		1,330,978
Capital Goods 0.4%
FLSmidth & Co. A/S	31,074	1,528,157
NKT Holding A/S	13,722	971,231
Per Aarsleff Holding A/S, Class B	10,338	241,639
Rockwool International A/S, B Shares	4,457	738,479
		3,479,506
Food, Beverage & Tobacco 0.1%
Royal Unibrew A/S	7,144	279,224
Schouw & Co.	5,974	470,575
		749,799
Health Care Equipment & Services 0.1%
GN Store Nord A/S	35,910	820,873
William Demant Holding A/S *	17,531	360,144
		1,181,017
Insurance 0.1%
Topdanmark A/S *	15,165	385,466
Tryg A/S	29,083	542,578
		928,044
Materials 0.2%
Chr Hansen Holding A/S	7,869	471,128
Novozymes A/S, B Shares	30,748	1,186,402
		1,657,530
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
H. Lundbeck A/S *	12,558	514,169
Retailing 0.0%
Matas A/S	13,489	195,730
Software & Services 0.0%
SimCorp A/S	5,491	306,539
Transportation 0.1%
D/S Norden A/S *	35,919	686,030
Dfds A/S	10,893	601,100
		1,287,130
		11,630,442

Finland 1.5%
Capital Goods 0.6%
Cargotec Oyj, B Shares	18,588	906,204
Cramo Oyj	18,565	402,829
Konecranes Oyj	23,469	846,650
PKC Group Oyj	14,298	355,518
Ramirent Oyj	47,739	406,327
Uponor Oyj	20,131	346,751
Valmet Oyj	54,732	845,039
YIT Oyj	130,257	902,440
		5,011,758
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.1%
Caverion Corp. (a)	69,227	506,833
Lassila & Tikanoja Oyj	17,549	352,812
		859,645
Consumer Durables & Apparel 0.1%
Amer Sports Oyj	29,613	705,170
Materials 0.5%
Huhtamaki Oyj	24,573	889,089
Kemira Oyj	58,378	745,630
Metsa Board Oyj	74,886	503,304
Outokumpu Oyj *	127,921	1,270,255
Outotec Oyj *	131,518	742,078
Tikkurila Oyj	20,422	410,789
		4,561,145
Media 0.1%
Sanoma Oyj	106,683	938,632
Real Estate 0.0%
Sponda Oyj	78,208	328,592
Software & Services 0.1%
Tieto Oyj	36,759	1,027,281
		13,432,223

France 3.6%
Automobiles & Components 0.1%
Plastic Omnium S.A.	19,584	663,422
Capital Goods 0.2%
Dassault Aviation S.A.	216	245,347
Nexans S.A. *	23,420	1,211,331
SPIE S.A.	9,620	233,015
Tarkett S.A.	7,410	310,860
		2,000,553
Commercial & Professional Services 0.3%
Edenred	59,477	1,349,957
Elis S.A.	16,718	314,432
Societe BIC S.A.	7,986	990,732
		2,655,121
Consumer Durables & Apparel 0.1%
SEB S.A.	8,206	1,084,294
Consumer Services 0.1%
Elior Group	25,468	573,315
Diversified Financials 0.0%
Amundi S.A.	4,751	276,249
Energy 0.1%
Bourbon Corp. (a)	29,038	390,326
Etablissements Maurel et Prom *(a)	116,210	442,075
		832,401
Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	5,381	479,442
Health Care Equipment & Services 0.1%
BioMerieux	3,192	492,153
Korian S.A.	8,962	254,264
Orpea	6,535	568,999
		1,315,416
Insurance 0.1%
Coface S.A. *	51,852	379,625
Euler Hermes Group	6,793	600,918
		980,543

43
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Materials 0.3%
Eramet *	9,375	509,052
Imerys S.A.	15,252	1,235,280
Vicat S.A.	10,023	635,618
		2,379,950
Media 0.5%
Havas S.A.	47,446	411,496
IPSOS	17,768	573,583
JCDecaux S.A.	20,311	650,711
Metropole Television S.A.	44,507	945,390
Technicolor S.A. - Reg'd	121,384	508,062
Television Francaise 1 S.A.	80,960	920,931
		4,010,173
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	7,047	627,881
Real Estate 0.5%
Fonciere Des Regions	9,696	800,644
Gecina S.A.	6,860	875,461
ICADE	14,082	1,007,045
Mercialys S.A.	20,327	368,271
Nexity S.A. *	18,703	905,252
		3,956,673
Retailing 0.1%
Groupe Fnac S.A. *	10,554	633,405
Software & Services 0.4%
Alten S.A.	9,039	627,196
Altran Technologies S.A. *	31,533	498,751
Dassault Systemes S.A.	12,269	993,813
Sopra Steria Group	3,843	486,966
UBISOFT Entertainment S.A. *	24,679	908,003
		3,514,729
Technology Hardware & Equipment 0.2%
Ingenico Group S.A.	7,111	639,855
Neopost S.A.	48,106	1,453,268
		2,093,123
Telecommunication Services 0.1%
Iliad S.A.	4,673	970,513
SFR Group S.A. *	6,744	197,070
		1,167,583
Transportation 0.2%
Aeroports de Paris	8,286	942,103
Europcar Groupe S.A. *	18,115	187,659
Groupe Eurotunnel SE - Reg'd	88,358	826,225
		1,955,987
		31,200,260

Germany 3.2%
Automobiles & Components 0.2%
ElringKlinger AG	17,693	320,738
Grammer AG	5,814	348,375
Hella KGaA Hueck & Co.	14,105	559,201
SAF-Holland S.A.	27,905	404,006
		1,632,320
Banks 0.1%
Aareal Bank AG	15,048	557,411
Capital Goods 0.7%
BayWa AG	19,450	636,665
Deutz AG	91,653	554,639
Duerr AG	6,128	509,990
Heidelberger Druckmaschinen AG *	136,358	340,501
Indus Holding AG	9,127	564,444
KION Group AG	18,139	1,061,254
Security	Number of Shares	Value ($)
Krones AG	5,044	524,720
Norma Group SE	7,371	318,231
Pfeiffer Vacuum Technology AG	3,073	329,802
SGL Carbon SE *(a)	28,728	245,676
Vossloh AG *(a)	4,437	285,714
Wacker Neuson SE	17,357	331,707
		5,703,343
Commercial & Professional Services 0.0%
Bertrandt AG	1,581	157,346
Consumer Durables & Apparel 0.0%
Gerry Weber International AG (a)	25,363	287,025
Health Care Equipment & Services 0.1%
Carl Zeiss Meditec AG	7,302	316,882
Rhoen-Klinikum AG	28,334	715,660
		1,032,542
Insurance 0.1%
Talanx AG *	19,085	684,035
Materials 0.4%
Covestro AG	17,795	1,343,860
Symrise AG	18,805	1,173,155
Wacker Chemie AG	9,408	1,057,676
		3,574,691
Media 0.1%
Axel Springer SE	19,662	1,031,271
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG	8,442	663,904
STADA Arzneimittel AG	20,297	1,232,588
		1,896,492
Real Estate 0.2%
Deutsche Wohnen AG	22,373	770,857
LEG Immobilien AG *	7,855	649,292
TAG Immobilien AG	19,125	262,055
		1,682,204
Retailing 0.0%
Fielmann AG	5,344	397,100
Semiconductors & Semiconductor Equipment 0.2%
AIXTRON SE *	77,090	264,916
Siltronic AG *	15,898	982,847
SMA Solar Technology AG (a)	14,050	355,173
		1,602,936
Software & Services 0.3%
Bechtle AG	5,833	609,650
CANCOM SE	3,525	173,293
Software AG	17,993	669,464
United Internet AG - Reg'd	17,787	734,850
Wirecard AG (a)	6,521	302,010
		2,489,267
Technology Hardware & Equipment 0.2%
Diebold Nixdorf AG	13,790	1,006,972
Jenoptik AG	19,224	429,895
		1,436,867
Telecommunication Services 0.2%
Drillisch AG (a)	7,952	361,651
Telefonica Deutschland Holding AG	256,676	1,130,251
		1,491,902
Transportation 0.2%
Fraport AG Frankfurt Airport Services Worldwide	14,563	914,706
Hamburger Hafen und Logistik AG	14,266	283,398

44
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Hapag-Lloyd AG *	13,025	390,990
Sixt SE	6,790	348,668
		1,937,762
		27,594,514

Hong Kong 4.4%
Automobiles & Components 0.1%
Minth Group Ltd.	121,775	387,486
Xinyi Glass Holdings Ltd. *	630,798	572,090
		959,576
Banks 0.1%
The Bank of East Asia Ltd.	243,773	1,008,073
Capital Goods 0.1%
Hopewell Holdings Ltd.	74,179	270,916
NWS Holdings Ltd.	400,101	728,820
		999,736
Consumer Durables & Apparel 0.3%
Global Brands Group Holding Ltd. *	4,981,362	583,970
Pacific Textiles Holdings Ltd.	358,123	399,532
Stella International Holdings Ltd.	313,132	444,540
Techtronic Industries Co., Ltd.	253,066	906,316
Texwinca Holdings Ltd.	477,569	313,767
		2,648,125
Consumer Services 0.4%
Cafe de Coral Holdings Ltd.	114,329	379,995
Melco Crown Entertainment Ltd. ADR	26,759	438,045
MGM China Holdings Ltd.	346,304	630,824
Shangri-La Asia Ltd.	494,267	629,100
Wynn Macau Ltd.	721,212	1,285,879
		3,363,843
Diversified Financials 0.2%
First Pacific Co., Ltd.	1,492,567	1,095,999
Sun Hung Kai & Co., Ltd.	409,599	267,527
		1,363,526
Energy 0.1%
Brightoil Petroleum Holdings Ltd. *	1,095,369	361,245
Food & Staples Retailing 0.2%
Dairy Farm International Holdings Ltd.	94,880	809,327
Sun Art Retail Group Ltd.	1,111,832	1,071,376
		1,880,703
Food, Beverage & Tobacco 0.3%
C.P. Pokphand Co., Ltd.	2,301,189	231,232
Tingyi Cayman Islands Holding Corp.	1,002,926	1,124,059
Uni-President China Holdings Ltd.	320,428	218,780
Vitasoy International Holdings Ltd.	110,048	216,908
WH Group Ltd.	933,507	729,974
		2,520,953
Materials 0.3%
Huabao International Holdings Ltd. *	1,185,618	636,916
MMG Ltd. *	1,415,912	558,160
Shougang Fushan Resources Group Ltd.	2,426,170	540,715
Yingde Gases Group Co., Ltd. (b)	905,692	621,883
		2,357,674
Media 0.1%
Television Broadcasts Ltd.	138,586	606,122
Real Estate 0.8%
Great Eagle Holdings Ltd.	71,700	339,913
Hang Lung Group Ltd.	287,738	1,195,441
Hang Lung Properties Ltd.	545,559	1,377,523
Henderson Land Development Co., Ltd.	122,442	711,391
Hysan Development Co., Ltd.	80,106	373,572
Security	Number of Shares	Value ($)
Kerry Properties Ltd.	287,008	879,979
Shui On Land Ltd.	1,410,252	316,117
Sino Land Co., Ltd.	589,384	1,026,541
Swire Properties Ltd.	209,997	631,686
		6,852,163
Retailing 0.2%
Chow Tai Fook Jewellery Group Ltd.	576,172	525,517
Giordano International Ltd.	864,216	470,938
Luk Fook Holdings International Ltd.	257,234	747,267
Sa Sa International Holdings Ltd.	754,870	308,271
		2,051,993
Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	79,218	985,320
Semiconductor Manufacturing International Corp. *	774,821	1,008,147
		1,993,467
Technology Hardware & Equipment 0.4%
AAC Technologies Holdings, Inc.	71,873	756,928
FIH Mobile Ltd.	2,100,038	814,320
Ju Teng International Holdings Ltd.	907,969	343,890
Truly International Holdings Ltd.	1,039,978	447,478
VTech Holdings Ltd.	78,659	887,674
		3,250,290
Telecommunication Services 0.2%
Hutchison Telecommunications Hong Kong Holdings Ltd.	876,713	274,451
PCCW Ltd.	1,751,135	1,067,043
SmarTone Telecommunications Holdings Ltd.	166,906	226,628
		1,568,122
Transportation 0.4%
Cathay Pacific Airways Ltd.	704,958	1,035,307
Kerry Logistics Network Ltd.	177,743	234,473
Orient Overseas International Ltd.	251,316	1,474,721
Pacific Basin Shipping Ltd. *	3,477,396	761,560
SITC International Holdings Co., Ltd.	487,891	313,007
		3,819,068
Utilities 0.0%
HK Electric Investments & HK Electric Investments Ltd.	286,019	249,819
		37,854,498

Ireland 0.9%
Banks 0.0%
Permanent TSB Group Holdings plc *	77,280	217,612
Capital Goods 0.2%
AerCap Holdings N.V. *	23,519	1,065,411
Fly Leasing Ltd. ADR *	18,396	247,794
Kingspan Group plc	25,267	778,612
		2,091,817
Consumer Services 0.1%
Paddy Power Betfair plc	5,976	656,600
Food & Staples Retailing 0.1%
Total Produce plc	251,631	491,985
Food, Beverage & Tobacco 0.2%
C&C Group plc	117,055	481,361
Glanbia plc	31,509	618,737
Origin Enterprises plc	44,946	303,894
		1,403,992
Health Care Equipment & Services 0.1%
UDG Healthcare plc	74,678	640,748

45
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Materials 0.1%
James Hardie Industries plc CDI	51,595	773,542
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ICON plc *	6,964	583,374
Jazz Pharmaceuticals plc *	2,932	388,842
		972,216
Transportation 0.0%
Irish Continental Group plc	49,938	267,974
		7,516,486

Israel 1.1%
Banks 0.2%
First International Bank of Israel Ltd.	21,505	337,021
Israel Discount Bank Ltd., A Shares *	440,833	976,050
Mizrahi Tefahot Bank Ltd.	34,424	574,947
		1,888,018
Capital Goods 0.1%
Elbit Systems Ltd.	6,095	720,792
Shikun & Binui Ltd.	155,308	353,211
		1,074,003
Energy 0.2%
Delek Group Ltd.	3,065	731,414
Oil Refineries Ltd.	1,013,554	407,059
Paz Oil Co., Ltd.	4,176	675,446
		1,813,919
Insurance 0.1%
Harel Insurance Investments & Financial Services Ltd.	77,637	423,343
Materials 0.1%
The Israel Corp., Ltd. *	4,960	896,405
Real Estate 0.1%
Azrieli Group	2,801	139,346
Gazit-Globe Ltd.	29,113	303,102
		442,448
Retailing 0.0%
Delek Automotive Systems Ltd.	23,186	225,281
Software & Services 0.1%
NICE Ltd.	9,287	645,189
Telecommunication Services 0.2%
B Communications Ltd.	18,322	362,383
Cellcom Israel Ltd. *	92,912	1,024,756
Partner Communications Co., Ltd. *	112,765	711,228
		2,098,367
		9,506,973

Italy 2.7%
Automobiles & Components 0.2%
Brembo S.p.A.	5,955	401,181
Ferrari N.V.	18,040	1,178,912
Piaggio & C S.p.A.	142,094	236,298
		1,816,391
Banks 0.4%
Banca Carige S.p.A. *(a)	1,742,600	512,917
Banca Popolare di Sondrio Scarl	299,543	955,520
Credito Valtellinese SC	101,419	367,273
Mediobanca S.p.A.	165,759	1,332,465
		3,168,175
Capital Goods 0.3%
Astaldi S.p.A. (a)	61,048	421,652
C.I.R. - Compagnie Industriali Riunite S.p.A	363,111	474,200
Security	Number of Shares	Value ($)
Danieli & C Officine Meccaniche S.p.A.	5,868	130,007
Danieli & C Officine Meccaniche S.p.A. - RSP	19,981	331,853
Interpump Group S.p.A.	15,528	317,131
Italmobiliare S.p.A.	11,313	558,745
Salini Impregilo S.p.A	102,711	345,976
Trevi Finanziaria Industriale S.p.A. *	218,273	238,895
		2,818,459
Consumer Durables & Apparel 0.2%
De'Longhi S.p.A.	15,372	400,190
Prada S.p.A.	199,816	761,944
Safilo Group S.p.A. *	29,033	200,065
Tod's S.p.A. (a)	7,258	513,643
		1,875,842
Consumer Services 0.1%
Autogrill S.p.A.	55,783	494,946
Diversified Financials 0.1%
Anima Holding S.p.A.	24,996	134,265
Azimut Holding S.p.A.	19,787	333,257
Banca Generali S.p.A.	14,676	355,559
Cerved Information Solutions S.p.A.	25,569	229,040
		1,052,121
Energy 0.1%
Saras S.p.A.	306,807	560,742
Food & Staples Retailing 0.0%
MARR S.p.A.	13,091	266,386
Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	53,518	543,091
Parmalat S.p.A.	168,936	529,200
		1,072,291
Health Care Equipment & Services 0.0%
DiaSorin S.p.A.	3,900	247,612
Insurance 0.2%
Societa Cattolica di Assicurazioni Scarl	80,192	504,455
Unipol Gruppo Finanziario S.p.A.	251,856	959,693
UnipolSai S.p.A.	298,590	634,564
		2,098,712
Materials 0.1%
Buzzi Unicem S.p.A.	32,896	817,255
Media 0.1%
RCS MediaGroup S.p.A. *	441,169	375,029
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	15,344	488,647
Real Estate 0.0%
Beni Stabili S.p.A. *	395,431	247,909
Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	44,033	340,861
Transportation 0.2%
Ansaldo STS S.p.A.	28,767	356,115
ASTM S.p.A.	40,832	529,335
Societa Iniziative Autostradali e Servizi S.p.A.	53,080	466,451
		1,351,901
Utilities 0.5%
A2A S.p.A.	995,985	1,387,475
ACEA S.p.A.	26,454	337,320
ERG S.p.A.	56,434	658,435
Hera S.p.A.	413,856	1,029,046
Iren S.p.A.	395,433	681,964
		4,094,240
		23,187,519

46
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Japan 39.2%
Automobiles & Components 2.6%
Aisan Industry Co., Ltd.	36,561	315,989
Akebono Brake Industry Co., Ltd. *	143,989	395,090
Eagle Industry Co., Ltd.	13,429	194,320
Exedy Corp.	28,510	817,957
FCC Co., Ltd.	29,051	585,252
Futaba Industrial Co., Ltd.	106,224	746,231
G-Tekt Corp.	22,549	421,213
Kasai Kogyo Co., Ltd.	21,977	287,370
Keihin Corp.	48,333	812,138
KYB Corp.	216,848	1,172,570
Mitsuba Corp.	24,157	459,887
Musashi Seimitsu Industry Co., Ltd.	19,538	521,258
Nifco, Inc.	12,029	618,195
Nippon Seiki Co., Ltd.	30,513	638,432
Nissan Shatai Co., Ltd.	96,551	924,218
Nissin Kogyo Co., Ltd.	38,066	679,428
NOK Corp.	62,883	1,441,051
Pacific Industrial Co., Ltd.	26,728	333,727
Piolax, Inc.	3,905	268,745
Press Kogyo Co., Ltd.	114,445	583,042
Sanden Holdings Corp.	140,537	488,617
Showa Corp.	86,156	716,908
Sumitomo Riko Co., Ltd.	48,631	508,108
Tachi-S Co., Ltd.	36,530	674,214
Takata Corp. *(a)	117,231	578,375
Tokai Rika Co., Ltd.	46,343	938,582
Topre Corp.	13,173	347,206
Toyo Tire & Rubber Co., Ltd.	61,995	1,009,008
Toyoda Gosei Co., Ltd.	60,721	1,554,319
Toyota Boshoku Corp.	54,187	1,210,290
TPR Co., Ltd.	7,829	267,649
TS Tech Co., Ltd.	37,199	976,480
Unipres Corp.	45,717	983,109
Yorozu Corp.	22,287	355,564
		22,824,542
Banks 2.2%
Fukuoka Financial Group, Inc.	295,784	1,385,269
Hokuhoku Financial Group, Inc.	51,786	911,815
Mebuki Financial Group, Inc.	245,257	1,085,062
Nishi-Nippon Financial Holdings, Inc. *	69,228	753,010
North Pacific Bank Ltd.	415,127	1,729,000
Senshu Ikeda Holdings, Inc.	59,560	270,425
Seven Bank Ltd.	132,485	413,257
Shinsei Bank Ltd.	412,182	755,216
Suruga Bank Ltd.	23,144	515,070
The 77 Bank Ltd.	72,062	340,714
The Awa Bank Ltd.	47,781	336,946
The Bank of Kyoto Ltd.	61,114	499,793
The Chiba Bank Ltd.	215,497	1,511,956
The Chugoku Bank Ltd.	42,209	676,038
The Daishi Bank Ltd.	76,340	346,612
The Gunma Bank Ltd.	114,517	667,338
The Hachijuni Bank Ltd.	110,989	704,314
The Hiroshima Bank Ltd.	109,988	521,997
The Hokkoku Bank Ltd.	64,312	264,985
The Hyakugo Bank Ltd.	61,075	257,652
The Iyo Bank Ltd.	67,640	500,567
The Juroku Bank Ltd.	106,860	380,125
The Keiyo Bank Ltd.	71,394	330,537
The Kiyo Bank Ltd.	39,423	657,843
The Musashino Bank Ltd.	10,613	343,380
The Nanto Bank Ltd.	7,275	295,200
The Ogaki Kyoritsu Bank Ltd.	88,191	290,068
The San-In Godo Bank Ltd.	47,194	424,339
Security	Number of Shares	Value ($)
The Shiga Bank Ltd.	56,117	310,465
The Shizuoka Bank Ltd.	126,480	1,114,620
Yamaguchi Financial Group, Inc.	61,075	707,451
		19,301,064
Capital Goods 7.2%
Aica Kogyo Co., Ltd.	20,288	520,777
Amada Holdings Co., Ltd.	98,321	1,116,036
Asahi Diamond Industrial Co., Ltd.	31,998	262,825
Bunka Shutter Co., Ltd.	31,836	233,609
Central Glass Co., Ltd.	148,306	679,993
Chiyoda Corp.	88,081	566,817
Chudenko Corp.	13,097	278,714
CKD Corp.	26,616	345,174
COMSYS Holdings Corp.	66,555	1,184,945
Daifuku Co., Ltd.	27,074	634,957
Daihen Corp.	49,017	325,948
DMG Mori Co., Ltd.	50,750	806,484
Fuji Machine Manufacturing Co., Ltd.	38,081	509,517
Fujikura Ltd.	223,796	1,668,194
Fujitec Co., Ltd.	29,923	344,736
Furukawa Co., Ltd.	151,029	313,167
Futaba Corp.	17,737	321,972
Glory Ltd.	23,182	797,700
GS Yuasa Corp.	197,519	909,168
Hazama Ando Corp.	60,164	437,713
Hitachi Koki Co., Ltd.	31,998	247,953
Hitachi Zosen Corp.	137,044	803,511
Hoshizaki Corp.	9,143	727,289
Inaba Denki Sangyo Co., Ltd.	20,538	724,158
Inabata & Co., Ltd.	73,880	970,672
Iseki & Co., Ltd.	152,133	350,809
Iwatani Corp.	180,957	1,062,598
Kanamoto Co., Ltd.	14,787	376,927
Kandenko Co., Ltd.	77,840	648,406
Kanematsu Corp.	680,830	1,186,592
Keihan Holdings Co., Ltd.	113,626	721,048
Kinden Corp.	107,981	1,460,207
Kitz Corp.	79,509	545,054
Komori Corp.	25,612	342,913
Kumagai Gumi Co., Ltd.	120,588	331,958
Kurita Water Industries Ltd.	50,701	1,214,449
Kuroda Electric Co., Ltd.	32,247	672,983
Kyowa Exeo Corp.	70,896	987,228
Kyudenko Corp.	14,169	359,528
Mabuchi Motor Co., Ltd.	10,584	574,205
Maeda Corp.	56,473	503,227
Maeda Road Construction Co., Ltd.	40,886	733,050
Makino Milling Machine Co., Ltd.	52,944	494,494
Meidensha Corp.	91,696	316,349
Minebea Mitsumi, Inc.	200,193	2,476,356
Mirait Holdings Corp.	71,230	710,486
MISUMI Group, Inc.	54,511	956,385
Mitsui Engineering & Shipbuilding Co., Ltd.	800,403	1,323,453
Miura Co., Ltd.	20,230	312,802
Nabtesco Corp.	39,912	1,114,761
Nachi-Fujikoshi Corp.	101,648	551,462
Namura Shipbuilding Co., Ltd.	59,771	401,732
Nichias Corp.	58,303	549,237
Nichiha Corp.	18,419	518,567
Nippo Corp.	35,056	667,375
Nippon Densetsu Kogyo Co., Ltd.	19,833	345,839
Nippon Sheet Glass Co., Ltd. *	156,377	1,179,624
Nippon Steel & Sumikin Bussan Corp.	21,749	940,833
Nishimatsu Construction Co., Ltd.	131,588	686,843
Nishio Rent All Co., Ltd.	10,746	312,627
Nisshinbo Holdings, Inc.	102,658	1,051,491
Nitta Corp.	10,713	290,123

47
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Nitto Kogyo Corp.	20,239	285,084
Noritz Corp.	24,045	445,505
NTN Corp.	312,174	1,559,684
Oiles Corp.	14,978	278,850
OKUMA Corp.	51,917	567,498
Okumura Corp.	77,296	490,505
OSG Corp.	21,274	449,115
Penta-Ocean Construction Co., Ltd.	109,340	518,922
Ryobi Ltd.	102,757	450,024
Sanki Engineering Co., Ltd.	38,004	332,197
Sankyo Tateyama, Inc.	30,965	462,738
Sanwa Holdings Corp.	76,916	728,703
Seibu Holdings, Inc.	60,754	1,044,197
Shinmaywa Industries Ltd.	71,141	735,667
Sintokogio Ltd.	32,403	298,877
Sumitomo Mitsui Construction Co., Ltd.	226,521	251,049
Tadano Ltd.	38,075	492,081
Taihei Dengyo Kaisha Ltd.	25,616	249,555
Taikisha Ltd.	16,831	431,738
Takara Standard Co., Ltd.	23,722	391,391
Takasago Thermal Engineering Co., Ltd.	27,689	414,524
Takuma Co., Ltd.	27,486	254,015
The Japan Steel Works Ltd.	40,509	726,653
The Nippon Road Co., Ltd.	65,353	282,709
THK Co., Ltd.	50,297	1,313,112
Toa Corp.	12,356	219,544
Toda Corp.	107,521	656,360
TOKAI Holdings Corp. (a)	54,417	401,738
Toshiba Machine Co., Ltd.	85,944	369,478
Toshiba Plant Systems & Services Corp.	18,008	253,981
Totetsu Kogyo Co., Ltd.	10,481	287,119
Toyo Engineering Corp. *	92,257	223,458
Trusco Nakayama Corp.	23,280	527,459
Tsubakimoto Chain Co.	62,161	535,023
Ushio, Inc.	56,965	731,123
Wakita & Co., Ltd.	29,805	274,381
Yamazen Corp.	55,252	516,545
Yuasa Trading Co., Ltd.	17,492	505,757
Yurtec Corp.	31,803	222,566
		62,182,975
Commercial & Professional Services 0.8%
Aeon Delight Co., Ltd.	11,778	365,283
Daiseki Co., Ltd.	12,616	269,719
Duskin Co., Ltd.	35,854	789,599
Kokuyo Co., Ltd.	62,724	829,705
Meitec Corp.	9,860	386,874
Nissha Printing Co., Ltd. (a)	14,224	406,182
Nomura Co., Ltd.	18,852	312,557
Okamura Corp.	35,564	324,855
Park24 Co., Ltd.	21,169	596,936
Relia, Inc.	31,998	319,165
Sato Holdings Corp.	15,157	333,390
Sohgo Security Services Co., Ltd.	17,717	672,988
Temp Holdings Co., Ltd.	40,242	684,457
Toppan Forms Co., Ltd.	45,695	436,591
		6,728,301
Consumer Durables & Apparel 2.0%
Alpine Electronics, Inc.	46,696	680,292
Asics Corp.	40,078	709,608
Casio Computer Co., Ltd.	69,811	946,537
Foster Electric Co., Ltd.	22,659	388,637
Fujitsu General Ltd.	19,788	388,385
Funai Electric Co., Ltd.	59,294	514,056
Gunze Ltd.	157,921	582,932
Haseko Corp.	93,741	1,114,319
Heiwa Corp.	21,149	574,634
JVC Kenwood Corp.	244,585	623,021
Security	Number of Shares	Value ($)
Kurabo Industries Ltd.	212,786	458,340
Misawa Homes Co., Ltd.	42,776	405,643
Mizuno Corp.	95,576	512,541
Onward Holdings Co., Ltd.	117,803	876,007
PanaHome Corp.	62,795	586,502
Pioneer Corp. *	397,993	811,033
Rinnai Corp.	10,514	851,382
Sangetsu Corp.	32,025	554,144
Sankyo Co., Ltd.	25,272	897,852
Sanyo Shokai Ltd.	170,360	269,506
Seiko Holdings Corp.	98,495	423,436
Seiren Co., Ltd.	27,303	363,601
Tamron Co., Ltd.	17,409	328,466
The Japan Wool Textile Co., Ltd.	32,312	257,606
Token Corp.	4,965	358,114
Tomy Co., Ltd.	47,136	498,807
TSI Holdings Co., Ltd.	73,526	513,240
Wacoal Holdings Corp.	68,907	868,997
Yamaha Corp.	41,042	1,073,691
		17,431,329
Consumer Services 0.9%
Accordia Golf Co., Ltd.	49,197	529,411
Doutor Nichires Holdings Co., Ltd.	21,334	413,008
Dynam Japan Holdings Co., Ltd.	308,250	511,470
HIS Co., Ltd.	21,912	583,223
Kyoritsu Maintenance Co., Ltd.	2,528	159,066
McDonald's Holdings Co. Japan, Ltd.	32,662	934,159
MOS Food Services, Inc.	9,921	297,493
Ohsho Food Service Corp.	6,496	242,689
Plenus Co., Ltd.	18,034	392,643
Resorttrust, Inc.	16,032	295,177
Round One Corp.	62,479	470,750
Royal Holdings Co., Ltd.	15,731	285,558
Saizeriya Co., Ltd.	19,019	450,296
Skylark Co., Ltd.	44,710	663,747
St Marc Holdings Co., Ltd.	7,367	227,163
Tokyo Dome Corp.	30,510	306,504
Yoshinoya Holdings Co., Ltd. (a)	43,421	638,790
Zensho Holdings Co., Ltd.	36,789	626,056
		8,027,203
Diversified Financials 0.7%
Acom Co., Ltd. *	50,220	210,961
AEON Financial Service Co., Ltd.	33,949	659,652
Credit Saison Co., Ltd.	63,185	1,203,443
Fuyo General Lease Co., Ltd.	6,504	312,164
Hitachi Capital Corp.	15,775	409,444
Jaccs Co., Ltd.	58,139	258,257
Japan Exchange Group, Inc.	32,892	456,552
Mitsubishi UFJ Lease & Finance Co., Ltd.	105,368	584,828
Okasan Securities Group, Inc.	55,366	368,166
SBI Holdings, Inc.	53,650	753,790
Tokai Tokyo Financial Holdings, Inc.	61,040	354,614
Tokyo Century Corp.	11,719	397,494
		5,969,365
Energy 0.3%
Fuji Oil Co., Ltd. *	102,139	336,857
Itochu Enex Co., Ltd.	89,305	755,084
Japan Petroleum Exploration Co., Ltd.	31,269	757,376
Nippon Gas Co., Ltd.	10,501	312,538
Shinko Plantech Co., Ltd.	28,762	238,559
		2,400,414
Food & Staples Retailing 1.9%
Ain Holdings, Inc.	6,275	452,601
Arcs Co., Ltd.	49,652	1,124,531
Axial Retailing, Inc.	9,155	369,440
Belc Co., Ltd.	7,832	317,802

48
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Cawachi Ltd.	24,960	670,374
Cocokara fine, Inc.	21,554	914,097
Cosmos Pharmaceutical Corp.	2,354	450,665
Create SD Holdings Co., Ltd.	11,612	268,181
FamilyMart UNY Holdings Co., Ltd.	46,154	2,829,838
Heiwado Co., Ltd.	33,985	818,605
Kato Sangyo Co., Ltd.	38,325	1,019,054
Life Corp.	6,137	181,557
Matsumotokiyoshi Holdings Co., Ltd.	24,459	1,160,811
Ministop Co., Ltd.	11,415	223,841
Mitsubishi Shokuhin Co., Ltd.	25,324	791,057
San-A Co., Ltd.	9,871	454,356
Sugi Holdings Co., Ltd.	16,361	757,474
Sundrug Co., Ltd.	11,891	785,400
Tsuruha Holdings, Inc.	11,619	1,080,016
Valor Holdings Co., Ltd.	34,243	852,976
Welcia Holdings Co., Ltd.	12,604	353,162
Yaoko Co., Ltd.	8,521	348,045
Yokohama Reito Co., Ltd.	47,754	453,702
		16,677,585
Food, Beverage & Tobacco 2.3%
Calbee, Inc.	14,894	507,183
Coca-Cola East Japan Co., Ltd.	38,200	847,409
DyDo Group Holdings, Inc.	8,463	430,393
Ezaki Glico Co., Ltd.	15,661	755,860
Fuji Oil Holdings, Inc.	38,250	865,612
Hokuto Corp.	12,347	239,800
House Foods Group, Inc.	33,418	714,447
Ito En Ltd.	27,387	939,948
Kagome Co., Ltd.	26,202	675,629
Kikkoman Corp.	38,736	1,171,930
Marudai Food Co., Ltd.	74,436	326,657
Maruha Nichiro Corp.	20,051	603,044
Megmilk Snow Brand Co., Ltd.	32,135	878,876
Morinaga & Co., Ltd.	10,183	460,526
Morinaga Milk Industry Co., Ltd.	174,374	1,352,787
Nichirei Corp.	61,286	1,433,485
Nippon Flour Mills Co., Ltd.	40,900	622,173
Nippon Suisan Kaisha Ltd.	150,428	763,669
Nissin Foods Holdings Co., Ltd.	23,791	1,337,493
Prima Meat Packers Ltd.	133,843	541,904
Sapporo Holdings Ltd.	39,085	986,164
Takara Holdings, Inc.	70,999	731,026
The Nisshin Oillio Group Ltd.	153,002	799,984
Warabeya Nichiyo Holdings Co., Ltd.	20,718	465,893
Yakult Honsha Co., Ltd.	21,295	1,166,719
		19,618,611
Health Care Equipment & Services 0.8%
BML, Inc.	11,217	245,724
Hogy Medical Co., Ltd.	4,503	267,238
Miraca Holdings, Inc.	25,584	1,230,209
NichiiGakkan Co., Ltd.	41,941	328,001
Nihon Kohden Corp.	24,725	543,404
Nikkiso Co., Ltd.	30,210	332,112
Nipro Corp.	68,213	885,851
Paramount Bed Holdings Co., Ltd.	10,235	387,409
Ship Healthcare Holdings, Inc.	19,276	545,279
Sysmex Corp.	15,836	918,583
Toho Holdings Co., Ltd.	51,086	1,108,153
Vital KSK Holdings, Inc.	45,231	419,625
		7,211,588
Household & Personal Products 0.5%
Earth Chemical Co., Ltd.	7,361	351,323
Fancl Corp.	24,882	368,499
Kobayashi Pharmaceutical Co., Ltd.	14,234	661,544
Kose Corp.	5,249	451,315
Security	Number of Shares	Value ($)
Lion Corp.	55,220	957,472
Mandom Corp.	8,185	386,992
Pigeon Corp.	15,663	462,673
Pola Orbis Holdings, Inc.	5,211	499,746
		4,139,564
Insurance 0.2%
Japan Post Insurance Co., Ltd.	20,711	501,277
Sony Financial Holdings, Inc.	55,501	979,211
		1,480,488
Materials 4.5%
ADEKA Corp.	51,236	719,873
Aichi Steel Corp.	11,044	485,646
Asahi Holdings, Inc.	28,410	493,623
Chuetsu Pulp & Paper Co., Ltd.	81,897	176,406
Chugoku Marine Paints Ltd.	45,719	345,697
Daido Steel Co., Ltd.	214,888	1,060,179
Daio Paper Corp. (a)	58,143	723,377
FP Corp.	8,229	374,363
Fuji Seal International, Inc.	20,139	406,074
Fujimori Kogyo Co., Ltd.	13,125	366,587
Godo Steel Ltd.	14,623	245,971
Hitachi Chemical Co., Ltd.	60,476	1,710,744
Hitachi Metals Ltd.	102,738	1,469,194
Hokuetsu Kishu Paper Co., Ltd.	93,450	644,800
Ishihara Sangyo Kaisha Ltd. *	35,412	350,053
Kansai Paint Co., Ltd.	50,791	990,535
Kureha Corp.	13,008	551,083
Kyoei Steel Ltd.	16,305	307,490
Lintec Corp.	37,339	796,939
Maruichi Steel Tube Ltd.	17,804	565,699
Mitsubishi Gas Chemical Co., Inc.	97,683	2,065,674
Nihon Parkerizing Co., Ltd.	36,061	437,367
Nippon Kayaku Co., Ltd.	76,340	1,051,436
Nippon Light Metal Holdings Co., Ltd.	392,308	967,753
Nippon Paint Holdings Co., Ltd.	19,008	615,847
Nippon Shokubai Co., Ltd.	16,551	1,099,110
Nippon Soda Co., Ltd.	90,548	530,088
Nissan Chemical Industries Ltd.	29,236	945,921
Nisshin Steel Co., Ltd. (a)	74,291	1,060,399
Nittetsu Mining Co., Ltd.	7,566	391,537
NOF Corp.	67,679	738,580
Pacific Metals Co., Ltd. *	104,172	380,805
Rengo Co., Ltd.	175,462	1,022,489
Sakai Chemical Industry Co., Ltd.	104,176	390,131
Sakata INX Corp.	25,289	355,540
Sanyo Chemical Industries Ltd.	9,098	380,151
Sanyo Special Steel Co., Ltd.	82,668	451,447
Sumitomo Bakelite Co., Ltd.	136,197	814,370
Sumitomo Osaka Cement Co., Ltd.	223,179	931,533
Taiyo Nippon Sanso Corp.	75,185	938,091
Toagosei Co., Ltd.	83,360	945,469
Toho Zinc Co., Ltd.	111,148	575,186
Tokai Carbon Co., Ltd.	168,607	685,670
Tokuyama Corp. *	367,727	1,768,219
Tokyo Ohka Kogyo Co., Ltd.	14,824	484,925
Tokyo Steel Manufacturing Co., Ltd.	50,524	438,927
Topy Industries Ltd.	19,428	547,842
Toyo Ink SC Holdings Co., Ltd.	166,677	832,752
Toyo Kohan Co., Ltd.	59,836	248,147
Toyobo Co., Ltd.	616,914	1,075,195
UACJ Corp.	165,764	457,801
Yamato Kogyo Co., Ltd.	22,012	627,593
Yodogawa Steel Works Ltd.	16,958	506,232
Zeon Corp.	112,132	1,236,724
		38,783,284

49
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Media 0.6%
Asatsu-DK, Inc.	37,022	980,106
Avex Group Holdings, Inc.	30,283	444,698
CyberAgent, Inc.	22,344	624,078
Daiichikosho Co., Ltd.	16,581	690,597
SKY Perfect JSAT Holdings, Inc.	100,195	446,863
Toei Co., Ltd.	24,961	223,541
Toho Co., Ltd.	29,898	849,762
Tokyo Broadcasting System Holdings, Inc.	21,458	390,093
TV Asahi Holdings Corp.	16,572	339,187
		4,988,925
Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Hisamitsu Pharmaceutical Co., Inc.	15,247	823,094
Kaken Pharmaceutical Co., Ltd.	8,193	442,291
Kissei Pharmaceutical Co., Ltd.	13,672	348,261
KYORIN Holdings, Inc.	20,446	433,279
Mochida Pharmaceutical Co., Ltd.	6,217	470,644
Nichi-iko Pharmaceutical Co., Ltd.	15,675	237,468
Nippon Shinyaku Co., Ltd.	6,788	367,657
Ono Pharmaceutical Co., Ltd.	41,041	912,450
Rohto Pharmaceutical Co., Ltd.	36,126	690,974
Santen Pharmaceutical Co., Ltd.	74,099	1,066,268
Sawai Pharmaceutical Co., Ltd.	8,468	459,407
Sumitomo Dainippon Pharma Co., Ltd.	49,356	874,764
Taisho Pharmaceutical Holdings Co., Ltd.	13,419	1,097,411
Tsumura & Co.	26,526	789,486
		9,013,454
Real Estate 1.3%
Activia Properties, Inc.	35	173,616
Advance Residence Investment Corp.	177	480,131
Aeon Mall Co., Ltd.	43,711	673,920
Daikyo, Inc.	209,070	439,125
Frontier Real Estate Investment Corp.	61	279,144
Hulic Co., Ltd.	19,430	185,643
Japan Excellent, Inc.	232	302,117
Japan Prime Realty Investment Corp.	95	378,692
Japan Real Estate Investment Corp.	148	818,805
Kenedix Office Investment Corp.	61	364,195
Leopalace21 Corp.	152,067	801,891
Mori Trust Sogo REIT, Inc.	125	205,680
Nippon Accommodations Fund, Inc.	64	278,286
Nippon Building Fund, Inc.	198	1,111,355
Nippon Prologis REIT, Inc.	120	259,016
Nomura Real Estate Holdings, Inc.	64,759	1,103,192
NTT Urban Development Corp.	30,513	281,717
Orix JREIT, Inc.	289	456,934
Relo Group, Inc.	2,084	303,236
Tokyo Tatemono Co., Ltd.	53,517	758,140
Tokyu Fudosan Holdings Corp.	211,903	1,212,119
Tokyu REIT, Inc.	113	143,718
United Urban Investment Corp.	358	558,670
		11,569,342
Retailing 2.6%
ABC-Mart, Inc.	5,940	359,421
Adastria Co., Ltd.	13,174	342,523
Alpen Co., Ltd.	18,312	326,354
AOKI Holdings, Inc.	30,474	376,414
Aoyama Trading Co., Ltd.	25,849	972,644
Arcland Sakamoto Co., Ltd.	31,511	414,007
ASKUL Corp.	9,301	267,679
Autobacs Seven Co., Ltd.	71,979	1,144,484
Bic Camera, Inc.	60,693	590,738
Canon Marketing Japan, Inc.	43,581	872,905
Chiyoda Co., Ltd.	21,228	527,071
DCM Holdings Co., Ltd.	118,859	1,061,270
Doshisha Co., Ltd.	17,426	323,180
Security	Number of Shares	Value ($)
EDION Corp. (a)	149,221	1,365,709
Fuji Co., Ltd.	11,652	249,734
Geo Holdings Corp.	56,934	690,017
H2O Retailing Corp.	73,126	1,243,113
Hikari Tsushin, Inc.	7,572	744,443
IDOM, Inc.	41,776	273,317
Izumi Co., Ltd.	15,460	693,652
Joyful Honda Co., Ltd.	20,041	634,090
Kohnan Shoji Co., Ltd.	35,454	678,755
Komeri Co., Ltd.	30,513	756,518
Marui Group Co., Ltd.	86,754	1,203,398
Nojima Corp.	26,721	346,058
PALTAC Corp.	22,736	646,203
Rakuten, Inc.	92,023	915,418
Ryohin Keikaku Co., Ltd.	4,686	994,704
Sanrio Co., Ltd.	20,906	415,747
Seria Co., Ltd.	2,618	206,847
Shimachu Co., Ltd.	26,603	677,885
T-Gaia Corp.	14,896	255,622
United Arrows Ltd.	12,636	399,234
USS Co., Ltd.	47,301	813,399
Xebio Holdings Co., Ltd.	38,378	636,289
Yellow Hat Ltd.	9,992	255,236
		22,674,078
Semiconductors & Semiconductor Equipment 0.6%
Advantest Corp.	30,188	532,610
Disco Corp.	5,629	849,746
Renesas Electronics Corp. *(a)	33,851	276,532
Sanken Electric Co., Ltd. *	108,015	477,878
SCREEN Holdings Co., Ltd.	10,065	681,885
Shindengen Electric Manufacturing Co., Ltd.	66,558	281,378
Shinko Electric Industries Co., Ltd.	74,219	530,681
Sumco Corp.	58,214	859,539
Tokyo Seimitsu Co., Ltd.	14,587	476,520
Ulvac, Inc.	9,741	431,831
		5,398,600
Software & Services 1.9%
Capcom Co., Ltd.	18,628	380,435
DeNA Co., Ltd.	51,889	1,171,949
DTS Corp.	13,672	316,368
Fuji Soft, Inc.	16,395	418,063
Gree, Inc.	97,015	613,037
GungHo Online Entertainment, Inc.	99,773	231,854
Internet Initiative Japan, Inc.	14,877	271,385
Itochu Techno-Solutions Corp.	26,045	708,826
Konami Holdings Corp.	37,752	1,599,361
NEC Networks & System Integration Corp.	28,161	538,378
NET One Systems Co., Ltd.	101,810	782,559
Nexon Co., Ltd.	30,935	516,482
Nihon Unisys Ltd.	34,781	465,985
Nomura Research Institute Ltd.	37,347	1,295,136
NS Solutions Corp.	14,808	300,832
Obic Co., Ltd.	8,798	411,257
Oracle Corp. Japan	6,707	392,043
Otsuka Corp.	23,411	1,194,770
SCSK Corp.	11,487	425,045
Square Enix Holdings Co., Ltd.	18,912	577,240
TIS, Inc.	51,817	1,262,485
TKC Corp.	6,794	198,868
Transcosmos, Inc.	14,949	352,197
Trend Micro, Inc.	26,051	1,145,559
Yahoo Japan Corp.	231,149	1,076,361
		16,646,475
Technology Hardware & Equipment 2.5%
Amano Corp.	25,331	512,574
Anritsu Corp.	100,193	774,607

50
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Azbil Corp.	31,646	1,021,067
Canon Electronics, Inc.	21,975	349,997
Citizen Watch Co., Ltd.	186,474	1,218,327
Daiwabo Holdings Co., Ltd.	281,384	762,027
Eizo Corp.	10,324	302,656
Hamamatsu Photonics K.K.	29,072	860,065
Hirose Electric Co., Ltd.	8,527	1,149,280
Hitachi High-Technologies Corp.	34,276	1,433,719
Hitachi Kokusai Electric, Inc.	18,580	426,949
Hitachi Maxell Ltd.	45,033	883,071
Horiba Ltd.	15,227	847,872
Hosiden Corp.	89,751	791,744
Japan Aviation Electronics Industry Ltd.	41,977	581,904
Nichicon Corp.	41,215	398,207
Nippon Signal Co., Ltd.	41,396	394,406
Oki Electric Industry Co., Ltd.	49,324	704,471
Riso Kagaku Corp.	15,157	273,784
Ryosan Co., Ltd.	26,960	862,643
Ryoyo Electro Corp.	27,191	385,683
Shimadzu Corp.	60,624	992,113
Siix Corp.	8,024	306,229
Taiyo Yuden Co., Ltd.	72,469	970,269
Topcon Corp.	21,496	378,104
Toshiba TEC Corp. *	147,138	785,104
UKC Holdings Corp.	28,036	547,515
Wacom Co., Ltd.	84,220	317,655
Yaskawa Electric Corp.	70,366	1,324,492
Yokogawa Electric Corp.	92,316	1,443,095
		21,999,629
Transportation 1.5%
Fukuyama Transporting Co., Ltd. (a)	102,975	624,928
Hitachi Transport System, Ltd.	34,918	719,051
Japan Airport Terminal Co., Ltd. (a)	12,026	421,880
Kamigumi Co., Ltd.	132,532	1,247,318
Keikyu Corp.	86,354	953,958
Keio Corp.	149,534	1,180,127
Keisei Electric Railway Co., Ltd.	29,614	704,850
Kintetsu World Express, Inc.	41,480	638,411
Konoike Transport Co., Ltd.	26,762	341,088
Mitsubishi Logistics Corp.	45,014	649,351
Mitsui-Soko Holdings Co., Ltd.	105,374	319,272
Nankai Electric Railway Co., Ltd.	144,609	713,448
Nippon Holdings Co., Ltd.	32,242	715,240
Nishi-Nippon Railroad Co., Ltd.	130,983	578,322
Sankyu, Inc.	185,340	1,191,040
Senko Co., Ltd.	66,526	436,431
Sotetsu Holdings, Inc.	93,945	470,208
The Sumitomo Warehouse Co., Ltd.	76,340	442,135
Trancom Co., Ltd.	3,209	170,653
Yusen Logistics Co., Ltd.	17,079	190,352
		12,708,063
Utilities 0.2%
Hokkaido Electric Power Co., Inc.	143,450	1,043,645
Shizuoka Gas Co., Ltd.	45,309	288,332
The Okinawa Electric Power Co., Inc.	28,846	668,523
		2,000,500
		339,775,379

Luxembourg 0.5%
Banks 0.0%
Espirito Santo Financial Group S.A. *(b)	8,470	—
Commercial & Professional Services 0.1%
IWG plc	119,304	420,147
Consumer Durables & Apparel 0.1%
Samsonite International S.A.	275,937	838,925
Security	Number of Shares	Value ($)
Materials 0.3%
APERAM S.A.	27,795	1,417,973
Ternium S.A. ADR	50,961	1,351,486
		2,769,459
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Eurofins Scientific SE	606	259,699
Retailing 0.0%
L'Occitane International S.A.	137,181	270,388
		4,558,618

Netherlands 2.1%
Banks 0.1%
ABN AMRO Group N.V.	40,947	939,822
Capital Goods 0.6%
Aalberts Industries N.V.	33,527	1,159,976
Arcadis N.V.	53,185	723,384
IMCD Group N.V.	6,170	293,588
Koninklijke BAM Groep N.V.	202,121	1,058,834
Sensata Technologies Holding N.V. *	22,178	910,407
TKH Group N.V.	15,397	629,893
		4,776,082
Commercial & Professional Services 0.0%
Brunel International N.V.	12,596	201,169
Consumer Durables & Apparel 0.0%
TomTom N.V. *	28,614	248,928
Diversified Financials 0.2%
Euronext N.V.	11,637	504,511
HAL Trust	5,299	993,878
		1,498,389
Energy 0.3%
Core Laboratories N.V.	5,617	642,697
Koninklijke Vopak N.V.	17,416	738,676
Nostrum Oil & Gas plc *	54,976	342,403
SBM Offshore N.V.	66,851	1,031,086
		2,754,862
Food & Staples Retailing 0.2%
X5 Retail Group N.V. GDR - Reg’d *	47,708	1,445,552
Food, Beverage & Tobacco 0.0%
Refresco Group N.V.	7,910	115,529
Materials 0.2%
Corbion N.V.	35,881	926,490
OCI N.V. *	29,975	597,851
		1,524,341
Media 0.1%
Altice N.V., A Shares *	19,137	404,768
Altice N.V., B Shares *	6,294	133,191
		537,959
Real Estate 0.1%
Eurocommercial Properties N.V.	9,977	354,304
NSI N.V.	56,593	229,538
Vastned Retail N.V.	8,122	289,983
Wereldhave N.V.	8,779	384,617
		1,258,442
Retailing 0.0%
Beter Bed Holding N.V.	10,800	177,879
Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	16,340	833,071
BE Semiconductor Industries N.V.	6,288	241,107
		1,074,178

51
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Software & Services 0.1%
InterXion Holding N.V. *	5,006	194,733
Yandex N.V., Class A *	27,376	615,960
		810,693
Transportation 0.1%
PostNL N.V. *	224,382	981,848
		18,345,673

New Zealand 1.0%
Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	210,825	628,214
Energy 0.1%
Z Energy Ltd.	125,288	653,331
Food, Beverage & Tobacco 0.0%
Fonterra Co-operative Group Ltd.	83,979	388,114
Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	58,517	385,557
Media 0.1%
SKY Network Television Ltd.	220,116	604,956
Real Estate 0.0%
Kiwi Property Group Ltd.	290,916	300,879
Telecommunication Services 0.1%
Chorus Ltd.	263,713	789,624
Transportation 0.2%
Air New Zealand Ltd.	368,320	630,006
Auckland International Airport Ltd.	100,317	532,548
Mainfreight Ltd.	29,337	454,065
		1,616,619
Utilities 0.4%
Contact Energy Ltd.	282,250	998,231
Genesis Energy Ltd.	239,009	362,149
Infratil Ltd.	379,494	791,843
Mercury NZ Ltd.	238,589	543,562
Meridian Energy Ltd.	433,608	846,739
		3,542,524
		8,909,818

Norway 1.5%
Automobiles & Components 0.0%
Kongsberg Automotive A.S.A. *	289,338	194,223
Banks 0.1%
SpareBank 1 SMN	64,287	553,844
Capital Goods 0.1%
Veidekke A.S.A.	34,790	499,536
Commercial & Professional Services 0.0%
Tomra Systems A.S.A.	26,200	293,903
Diversified Financials 0.1%
Aker A.S.A., A Shares	11,485	486,481
Energy 0.5%
Aker Solutions A.S.A. *	129,842	753,975
BW LPG Ltd.	59,545	291,763
Fred. Olsen Energy A.S.A. *(a)	273,976	750,722
Petroleum Geo-Services A.S.A. *(a)	456,621	1,286,703
TGS Nopec Geophysical Co. A.S.A.	59,444	1,308,752
		4,391,915
Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	51,175	453,128
Bakkafrost P/F	5,253	196,233
Leroy Seafood Group A.S.A.	7,925	419,703
Salmar A.S.A.	8,524	216,125
		1,285,189
Security	Number of Shares	Value ($)
Insurance 0.3%
Gjensidige Forsikring A.S.A.	73,579	1,154,218
Storebrand A.S.A. *	153,957	1,042,671
		2,196,889
Materials 0.0%
Borregaard A.S.A.	37,067	416,914
Media 0.1%
Schibsted A.S.A., B Shares	10,521	256,184
Schibsted A.S.A., Class A	20,142	533,113
		789,297
Retailing 0.0%
XXL A.S.A.	14,541	162,681
Semiconductors & Semiconductor Equipment 0.1%
REC Silicon A.S.A. *(a)	5,457,342	801,883
Software & Services 0.1%
Atea A.S.A. *	77,497	839,199
		12,911,954

Portugal 0.4%
Banks 0.1%
Banco Comercial Portugues S.A. *	3,851,025	616,679
Banco Espirito Santo S.A. - Reg'd *(b)	45,383	—
		616,679
Capital Goods 0.0%
Mota-Engil, SGPS, S.A.	141,636	247,426
Food & Staples Retailing 0.1%
Sonae, SGPS, S.A. *	698,029	614,890
Materials 0.1%
Semapa-Sociedade de Investimento e Gestao	27,039	397,933
The Navigator Co. S.A.	134,123	508,366
		906,299
Media 0.0%
NOS, SGPS S.A.	60,700	360,554
Transportation 0.0%
CTT-Correios de Portugal S.A.	66,765	359,547
Utilities 0.1%
REN - Redes Energeticas Nacionais, SGPS, S.A.	132,750	370,565
		3,475,960

Singapore 2.0%
Capital Goods 0.5%
COSCO Corp. Singapore, Ltd. *(a)	1,093,308	242,341
Sembcorp Marine Ltd.	788,787	1,003,926
Singapore Technologies Engineering Ltd.	500,873	1,317,946
United Engineers Ltd.	209,864	441,171
Yangzijiang Shipbuilding Holdings Ltd.	1,446,960	957,018
		3,962,402
Consumer Services 0.1%
Genting Singapore plc	1,760,658	1,246,328
Diversified Financials 0.1%
Singapore Exchange Ltd.	114,899	616,169
Food & Staples Retailing 0.1%
Olam International Ltd.	405,257	594,027
Real Estate 0.7%
Ascendas Real Estate Investment Trust	380,486	680,144
CapitaLand Commercial Trust	321,146	358,219
CapitaLand Mall Trust	477,498	672,605
City Developments Ltd.	204,696	1,386,058
Global Logistic Properties Ltd.	378,760	720,390
Mapletree Greater China Commercial Trust	371,875	261,912

52
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Mapletree Industrial Trust	214,482	255,345
Mapletree Logistics Trust	350,334	269,285
Suntec Real Estate Investment Trust	327,526	405,148
UOL Group Ltd.	135,646	639,167
Wing Tai Holdings Ltd.	259,915	332,664
Yanlord Land Group Ltd.	268,363	279,195
		6,260,132
Semiconductors & Semiconductor Equipment 0.1%
Kulicke & Soffa Industries, Inc. *	32,299	661,161
Technology Hardware & Equipment 0.1%
Venture Corp., Ltd.	169,249	1,300,938
Telecommunication Services 0.1%
M1 Ltd.	162,524	241,714
StarHub Ltd.	198,748	409,277
		650,991
Transportation 0.2%
Hutchison Port Holdings Trust	2,808,954	1,067,402
SATS Ltd.	197,393	705,706
Singapore Post Ltd.	406,152	402,217
		2,175,325
		17,467,473

Spain 1.7%
Banks 0.2%
Bankia S.A.	967,787	959,470
Bankinter S.A.	141,153	1,091,771
		2,051,241
Capital Goods 0.4%
Construcciones y Auxiliar de Ferrocarriles S.A.	9,187	344,602
Fomento de Construcciones y Contratas S.A. *	77,363	718,480
Gamesa Corp. Tecnologica S.A.	33,667	747,688
Obrascon Huarte Lain S.A. (a)	226,318	793,602
Sacyr S.A. *	248,951	615,309
Zardoya Otis S.A.	41,356	331,345
		3,551,026
Commercial & Professional Services 0.1%
Applus Services S.A.	22,085	257,204
Prosegur Cia de Seguridad S.A.	100,156	581,085
		838,289
Consumer Services 0.1%
Melia Hotels International S.A.	25,650	335,790
NH Hotel Group S.A. *	52,829	246,437
		582,227
Diversified Financials 0.1%
Bolsas y Mercados Espanoles SHMSF S.A.	18,721	584,852
Energy 0.1%
Tecnicas Reunidas S.A.	14,529	565,050
Food, Beverage & Tobacco 0.1%
Ebro Foods S.A.	27,529	561,205
Viscofan S.A.	12,753	669,775
		1,230,980
Insurance 0.1%
Grupo Catalana Occidente S.A.	12,785	425,765
Materials 0.2%
Acerinox S.A.	94,889	1,352,622
Ence Energia y Celulosa S.A.	90,355	244,348
Vidrala S.A.	5,529	302,275
		1,899,245
Security	Number of Shares	Value ($)
Media 0.1%
Mediaset Espana Comunicacion S.A.	50,021	588,928
Promotora de Informaciones S.A., Class A *	64,771	336,557
		925,485
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Almirall S.A.	14,570	233,160
Software & Services 0.1%
Indra Sistemas S.A. *	53,879	681,583
Telecommunication Services 0.0%
Cellnex Telecom SAU	12,517	189,067
Transportation 0.1%
Aena S.A.	5,499	788,837
Utilities 0.0%
EDP Renovaveis S.A.	34,712	229,203
		14,776,010

Sweden 2.1%
Capital Goods 0.4%
B&B Tools AB, B Shares	16,856	382,740
Indutrade AB	18,681	350,544
Inwido AB	16,413	194,997
Lindab International AB	21,496	179,606
Nibe Industrier AB, B Shares	54,547	439,707
Nolato AB, B Shares	6,738	204,992
Peab AB	109,562	1,038,900
Saab AB, Class B	17,863	710,058
		3,501,544
Commercial & Professional Services 0.2%
AF AB, B Shares	20,963	423,392
Intrum Justitia AB	17,367	629,599
Loomis AB, B Shares	22,362	695,472
		1,748,463
Consumer Durables & Apparel 0.3%
Husqvarna AB, B Shares	170,838	1,467,239
JM AB	32,308	1,018,072
Nobia AB	37,922	372,009
		2,857,320
Consumer Services 0.0%
Betsson AB *	37,125	333,275
Diversified Financials 0.2%
L E Lundbergfortagen AB, B Shares	11,756	764,263
Ratos AB, B Shares	162,513	757,326
		1,521,589
Energy 0.1%
Lundin Petroleum AB *	24,510	503,467
Food & Staples Retailing 0.1%
Axfood AB	30,564	468,323
ICA Gruppen AB	15,805	514,534
		982,857
Food, Beverage & Tobacco 0.1%
AAK AB	5,350	357,607
Health Care Equipment & Services 0.1%
Capio AB	59,625	303,876
Elekta AB, B Shares	81,298	774,052
		1,077,928
Materials 0.2%
BillerudKorsnas AB	42,922	682,939
Hexpol AB	43,364	435,747
Holmen AB, B Shares	14,280	554,314
		1,673,000

53
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Media 0.1%
Modern Times Group MTG AB, B Shares	22,935	744,615
Real Estate 0.2%
Castellum AB	40,076	544,210
Fabege AB	23,355	394,944
Kungsleden AB	50,639	291,535
Wihlborgs Fastigheter AB	12,303	245,206
		1,475,895
Retailing 0.1%
Bilia AB, A Shares	23,236	521,157
Clas Ohlson AB, B Shares	16,642	251,305
Mekonomen AB	9,333	178,240
		950,702
Telecommunication Services 0.0%
Com Hem Holding AB	22,486	252,667
Transportation 0.0%
SAS AB *	116,810	192,603
		18,173,532

Switzerland 3.1%
Automobiles & Components 0.0%
Autoneum Holding AG	659	175,863
Banks 0.1%
Banque Cantonale Vaudoise - Reg'd	611	419,149
Valiant Holding AG - Reg'd	4,142	435,108
		854,257
Capital Goods 0.8%
Arbonia AG *	21,437	359,620
Belimo Holding AG - Reg'd	112	372,755
Bucher Industries AG - Reg'd	2,683	767,567
Burckhardt Compression Holding AG	718	200,928
Conzzeta AG - Reg'd	455	367,789
Daetwyler Holding AG	2,397	366,210
dormakaba Holding AG *	602	498,937
Georg Fischer AG - Reg'd	1,449	1,259,528
Implenia AG - Reg'd	5,917	443,132
OC Oerlikon Corp. AG - Reg'd *	86,249	934,447
Schweiter Technologies AG	298	336,252
SFS Group AG *	3,000	274,103
Sulzer AG - Reg'd	7,417	773,214
Zehnder Group AG - Reg'd *	8,254	288,884
		7,243,366
Commercial & Professional Services 0.1%
DKSH Holding AG	12,362	1,002,341
Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg'd *	335	458,285
Diversified Financials 0.3%
Cembra Money Bank AG *	5,581	454,193
GAM Holding AG *	76,685	849,971
Partners Group Holding AG	1,565	821,217
Vontobel Holding AG - Reg'd	4,406	241,539
		2,366,920
Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg'd *	452	586,298
Emmi AG - Reg'd *	739	471,168
		1,057,466
Health Care Equipment & Services 0.2%
Sonova Holding AG - Reg'd	8,269	1,089,102
Straumann Holding AG - Reg'd	755	320,787
		1,409,889
Household & Personal Products 0.1%
Oriflame Holding AG *	24,041	982,061
Security	Number of Shares	Value ($)
Insurance 0.1%
Helvetia Holding AG - Reg'd	1,886	1,061,222
Materials 0.1%
EMS-Chemie Holding AG - Reg'd	1,240	707,634
Schmolz + Bickenbach AG - Reg'd *	733,784	571,523
		1,279,157
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Galenica AG - Reg'd	707	831,640
Real Estate 0.2%
Allreal Holding AG - Reg'd *	3,368	527,674
Mobimo Holding AG - Reg'd *	1,048	279,149
PSP Swiss Property AG - Reg'd	2,098	196,089
Swiss Prime Site AG - Reg'd *	11,000	957,811
		1,960,723
Retailing 0.2%
Dufry AG - Reg'd *	6,404	926,596
Valora Holding AG - Reg'd	2,148	716,393
		1,642,989
Software & Services 0.1%
Temenos Group AG - Reg'd *	5,640	437,312
Technology Hardware & Equipment 0.2%
Inficon Holding AG - Reg'd *	452	198,028
Kudelski S.A. *	15,209	254,382
Logitech International S.A. - Reg'd	36,809	1,067,753
		1,520,163
Telecommunication Services 0.1%
Sunrise Communications Group AG *	8,721	625,697
Transportation 0.2%
Flughafen Zuerich AG - Reg’d	3,565	721,935
Panalpina Welttransport Holding AG - Reg'd	5,236	661,395
Wizz Air Holdings plc *	10,315	214,489
		1,597,819
Utilities 0.0%
BKW AG	3,908	199,605
		26,706,775

United Kingdom 11.1%
Banks 0.0%
The Paragon Group of Cos. plc	69,794	368,338
Capital Goods 1.7%
Bodycote plc	82,156	807,656
Chemring Group plc *	240,106	580,396
Diploma plc	26,526	353,526
Fenner plc	204,825	709,215
Galliford Try plc	33,940	640,282
Grafton Group plc	110,327	864,933
Howden Joinery Group plc	111,660	594,566
Interserve plc	161,155	480,296
Keller Group plc	46,325	495,763
Kier Group plc	28,555	517,373
Lavendon Group plc	122,615	411,209
Melrose Industries plc	811,714	2,154,032
Morgan Advanced Materials plc	157,331	610,059
QinetiQ Group plc	247,320	852,817
Rotork plc	253,475	779,098
Senior plc	196,273	446,719
SIG plc	727,576	1,014,043
Spirax-Sarco Engineering plc	17,513	969,579
Ultra Electronics Holdings plc	21,296	515,704
Vesuvius plc	146,035	830,124
		14,627,390

54
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Commercial & Professional Services 1.1%
Berendsen plc	68,527	780,693
De La Rue plc	48,920	365,865
Hays plc	599,897	1,215,321
HomeServe plc	66,557	493,628
IHS Markit Ltd. *	37,203	1,480,679
Mitie Group plc	256,108	658,755
Pagegroup plc	154,821	818,609
PayPoint plc	16,307	197,851
Rentokil Initial plc	347,021	1,032,513
RPS Group plc	169,727	521,685
Serco Group plc *	761,115	1,115,721
WS Atkins plc	33,916	614,084
		9,295,404
Consumer Durables & Apparel 0.3%
Bellway plc	27,493	891,572
Bovis Homes Group plc	36,422	353,524
Coats Group plc *	1,202,873	834,497
Crest Nicholson Holdings plc	53,121	358,282
		2,437,875
Consumer Services 0.8%
AA plc	218,575	711,538
Domino's Pizza Group plc	44,966	214,870
EI Group plc *	584,538	981,989
Greene King plc	100,577	845,443
J.D. Wetherspoon plc	36,062	439,556
Ladbrokes Coral Group plc	544,406	829,210
Marston's plc	290,651	479,958
Merlin Entertainments plc	101,511	621,496
Mitchells & Butlers plc	143,095	439,292
SSP Group plc	42,881	222,409
The Restaurant Group plc	101,608	411,313
Thomas Cook Group plc *	878,180	956,206
		7,153,280
Diversified Financials 1.3%
Aberdeen Asset Management plc	314,628	1,082,561
Ashmore Group plc	117,808	521,897
Brewin Dolphin Holdings plc	59,618	229,762
Close Brothers Group plc	35,757	671,000
Hargreaves Lansdown plc	18,316	304,279
Henderson Group plc	273,814	761,541
IG Group Holdings plc	90,040	600,005
Intermediate Capital Group plc	108,317	957,007
International Personal Finance plc	179,095	403,833
Jupiter Fund Management plc	105,518	550,569
London Stock Exchange Group plc	24,605	942,436
NEX Group plc	108,823	786,787
Provident Financial plc	28,691	1,042,530
Schroders plc	24,067	920,332
SVG Capital plc *	36,748	326,049
TP ICAP plc	171,772	1,045,253
		11,145,841
Energy 0.4%
EnQuest plc *	1,928,516	1,157,926
Hunting plc	96,395	635,156
Premier Oil plc *	1,194,012	1,032,651
Soco International plc	135,612	222,757
		3,048,490
Food & Staples Retailing 0.1%
Conviviality plc	89,038	311,622
Greggs plc	43,771	532,703
		844,325
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.2%
Britvic plc	62,210	488,870
Cranswick plc	21,001	609,175
Dairy Crest Group plc	84,220	593,711
Greencore Group plc	99,467	321,325
		2,013,081
Health Care Equipment & Services 0.1%
LivaNova plc *	5,000	252,000
Spire Healthcare Group plc	42,977	174,293
STERIS plc	12,318	863,862
		1,290,155
Household & Personal Products 0.1%
McBride plc *	85,033	193,377
PZ Cussons plc	83,108	330,115
		523,492
Insurance 0.4%
esure Group plc	61,135	162,651
Hiscox Ltd.	89,728	1,212,601
Lancashire Holdings Ltd.	131,133	1,132,483
Novae Group plc	17,650	136,943
Saga plc	186,053	437,813
St. James's Place plc	57,838	759,322
		3,841,813
Materials 1.5%
Acacia Mining plc	53,977	360,026
Centamin plc	231,871	504,368
Croda International plc	26,805	1,170,134
Elementis plc	175,914	655,847
Essentra plc	77,975	527,369
Evraz plc *	543,788	1,559,094
Hill & Smith Holdings plc	14,565	199,915
KAZ Minerals plc *	364,345	2,389,370
Marshalls plc	50,308	186,307
Petropavlovsk plc *	3,848,507	321,826
Randgold Resources Ltd.	12,216	1,141,640
RPC Group plc	49,228	559,298
Synthomer plc	79,219	440,259
Vedanta Resources plc	201,383	2,157,675
Victrex plc	23,011	547,213
		12,720,341
Media 0.2%
Cineworld Group plc	23,525	187,211
Daily Mail & General Trust plc, A Shares	93,738	838,696
Trinity Mirror plc	210,593	271,889
UBM plc	89,446	829,791
		2,127,587
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	11,349	244,888
Indivior plc	214,026	931,370
		1,176,258
Real Estate 0.6%
Countrywide plc	47,476	115,204
Derwent London plc	7,285	255,646
Grainger plc	78,482	247,381
Hammerson plc	137,426	1,006,411
Intu Properties plc (a)	227,157	810,992
Savills plc	46,640	496,812
Segro plc	143,434	881,380
Shaftesbury plc	19,081	217,380
The British Land Co. plc	123,746	950,886
		4,982,092

55
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Retailing 0.7%
B&M European Value Retail S.A.	77,101	286,107
Card Factory plc	38,483	126,425
Dixons Carphone plc	170,247	641,922
Dunelm Group plc	26,210	210,698
Halfords Group plc	141,433	597,869
Headlam Group plc	27,578	201,276
JD Sports Fashion plc	45,217	197,951
John Menzies plc	62,832	460,528
Lookers plc	250,878	384,777
N Brown Group plc	133,665	336,491
Pendragon plc	1,648,847	697,621
Pets at Home Group plc	89,059	203,918
Sports Direct International plc *(a)	134,165	495,856
Vertu Motors plc	424,889	252,470
WH Smith plc	35,029	737,544
		5,831,453
Semiconductors & Semiconductor Equipment 0.1%
Dialog Semiconductor plc *	8,706	460,191
Software & Services 0.3%
AVEVA Group plc	17,440	415,166
Computacenter plc	61,474	599,364
Fidessa Group plc	12,497	390,648
Gocompare.Com Group Ltd. *	25,279	30,041
Micro Focus International plc	20,062	545,239
Moneysupermarket.com Group plc	92,392	379,065
Playtech plc	40,777	452,880
Rightmove plc	3,498	171,113
		2,983,516
Technology Hardware & Equipment 0.5%
e2v technologies plc	78,492	265,677
Electrocomponents plc	206,582	1,221,600
Halma plc	57,272	693,094
Laird plc	141,797	295,558
Spectris plc	42,051	1,271,577
Spirent Communications plc	375,726	493,269
		4,240,775
Telecommunication Services 0.1%
KCOM Group plc	238,835	270,458
TalkTalk Telecom Group plc (a)	244,564	535,022
		805,480
Transportation 0.5%
BBA Aviation plc	289,781	1,099,841
Go-Ahead Group plc	16,028	392,921
National Express Group plc	236,588	1,069,298
Northgate plc	139,332	977,890
Stagecoach Group plc	216,654	559,698
		4,099,648
Utilities 0.0%
Telecom Plus plc	19,299	289,869
		96,306,694
Total Common Stock
(Cost $787,743,443)		862,091,454

Preferred Stock 0.3% of net assets

Germany 0.3%
Automobiles & Components 0.0%
Schaeffler AG	19,688	311,297
Capital Goods 0.1%
Jungheinrich AG	15,671	475,831
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGaA	9,734	883,632
Transportation 0.1%
Sixt SE	9,621	385,877
		2,056,637

Sweden 0.0%
Transportation 0.0%
SAS AB	5,222	309,044
Total Preferred Stock
(Cost $2,208,062)		2,365,681

Other Investment Companies 1.2% of net assets

United States 1.2%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (c)	762,104	762,104
Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 0.48% (c)	9,480,517	9,480,517
Total Other Investment Companies
(Cost $10,242,621)		10,242,621

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $805,578,924 and the unrealized appreciation and depreciation were $94,261,623 and ($25,140,791), respectively, with a net unrealized appreciation of $69,120,832.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,888,910.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE Index, e-mini, Long, expires 03/17/17	28	2,443,700	(4,672)

56
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.

Holdings by Category		Cost ($)	Value ($)
86.2%	Common Stock	775,409,528	871,196,104
13.5%	Preferred Stock	87,593,754	136,810,047
0.0%	Rights	—	13,961
0.1%	Other Investment Company	1,388,488	1,388,488
99.8%	Total Investments	864,391,770	1,009,408,600
0.2%	Other Assets and Liabilities, Net		1,864,791
100.0%	Net Assets		1,011,273,391

Security	Number of Shares	Value ($)
Common Stock 86.2% of net assets

Brazil 7.9%
Banks 1.3%
Banco Bradesco S.A.	273,237	2,865,871
Banco do Brasil S.A.	1,006,576	10,709,632
		13,575,503
Capital Goods 0.1%
Embraer S.A.	262,904	1,515,226
Diversified Financials 0.2%
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	256,257	1,566,701
Energy 2.0%
Petroleo Brasileiro S.A. *	3,377,007	17,324,665
Ultrapar Participacoes S.A.	140,558	2,954,835
		20,279,500
Food, Beverage & Tobacco 0.9%
Ambev S.A.	879,216	5,041,856
BRF S.A.	146,808	1,916,856
JBS S.A.	477,799	1,796,930
		8,755,642
Insurance 0.1%
Sul America S.A.	172,919	1,079,424
Materials 2.4%
Companhia Siderurgica Nacional S.A. *	581,930	2,240,926
Vale S.A.	2,083,289	21,911,031
		24,151,957
Software & Services 0.1%
Cielo S.A.	113,130	992,024
Telecommunication Services 0.2%
Tim Participacoes S.A.	544,367	1,707,818
Transportation 0.1%
CCR S.A.	233,278	1,356,477
Utilities 0.5%
Centrais Eletricas Brasileiras S.A. *	267,771	1,849,694
Companhia de Saneamento Basico do Estado de Sao Paulo	166,275	1,757,352
CPFL Energia S.A.	157,672	1,294,421
		4,901,467
		79,881,739

Security	Number of Shares	Value ($)
Chile 0.6%
Energy 0.2%
Empresas COPEC S.A.	167,303	1,754,944
Food & Staples Retailing 0.2%
Cencosud S.A.	522,051	1,540,705
Transportation 0.1%
Latam Airlines Group S.A. *	128,750	1,303,572
Utilities 0.1%
Enel Americas S.A.	6,648,857	1,296,327
		5,895,548

China 15.6%
Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., H Shares	980,482	1,163,323
Banks 6.3%
Agricultural Bank of China Ltd., H Shares	7,783,917	3,589,900
Bank of China Ltd., H Shares	24,842,539	12,577,367
Bank of Communications Co., Ltd., H Shares	2,102,294	1,676,429
China CITIC Bank Corp., Ltd., H Shares	1,874,197	1,286,897
China Construction Bank Corp., H Shares	30,651,836	25,232,399
China Merchants Bank Co., Ltd., H Shares	756,510	2,012,500
China Minsheng Banking Corp., Ltd., H Shares	1,311,966	1,497,468
Industrial & Commercial Bank of China Ltd., H Shares	23,966,519	15,715,345
		63,588,305
Capital Goods 0.4%
China Communications Construction Co., Ltd., H Shares	1,170,262	1,510,609
China Railway Construction Corp., Ltd., H Shares	642,993	909,515
China Railway Group Ltd., H Shares	964,028	843,258
CITIC Ltd.	617,108	885,620
		4,149,002
Consumer Durables & Apparel 0.2%
Belle International Holdings Ltd.	2,840,260	1,957,551
Energy 3.7%
China Petroleum & Chemical Corp., H Shares	20,588,295	15,966,806
China Shenhua Energy Co., Ltd., H Shares	1,660,691	3,474,370
CNOOC Ltd.	7,485,040	8,851,930
Kunlun Energy Co., Ltd.	980,173	852,330
PetroChina Co., Ltd., H Shares	10,877,830	8,281,918
		37,427,354
Food, Beverage & Tobacco 0.1%
China Resources Beer Holdings Co., Ltd. *	536,434	1,217,653
Health Care Equipment & Services 0.1%
Sinopharm Group Co., Ltd., H Shares	195,961	906,286
Insurance 0.7%
China Life Insurance Co., Ltd., H Shares	714,906	2,178,117
China Pacific Insurance (Group) Co., Ltd., H Shares	293,266	1,074,844

57
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
PICC Property & Casualty Co., Ltd., H Shares	630,421	963,200
Ping An Insurance Group Co. of China Ltd., H Shares	463,729	2,473,237
		6,689,398
Materials 0.5%
Anhui Conch Cement Co., Ltd., H Shares	329,113	1,146,868
China National Building Material Co., Ltd., H Shares	3,529,375	2,573,448
Jiangxi Copper Co., Ltd., H Shares	813,885	1,371,425
		5,091,741
Real Estate 0.4%
China Evergrande Group	1,211,189	909,665
China Overseas Land & Investment Ltd.	519,809	1,600,453
China Resources Land Ltd.	371,731	1,015,233
		3,525,351
Software & Services 0.5%
Alibaba Group Holding Ltd. ADR *	12,179	1,253,219
Baidu, Inc. ADR *	7,913	1,377,891
Tencent Holdings Ltd.	87,730	2,339,482
		4,970,592
Technology Hardware & Equipment 0.1%
Lenovo Group Ltd.	2,439,941	1,464,760
Telecommunication Services 2.3%
China Mobile Ltd.	1,514,301	16,698,873
China Telecom Corp., Ltd., H Shares	6,221,232	2,925,300
China Unicom (Hong Kong) Ltd.	2,857,385	3,474,897
		23,099,070
Utilities 0.2%
China Resources Power Holdings Co., Ltd.	692,503	1,254,320
Huaneng Power International, Inc., H Shares	1,594,990	1,086,963
		2,341,283
		157,591,669

Colombia 0.4%
Banks 0.1%
Bancolombia S.A.	70,248	600,955
Energy 0.2%
Ecopetrol S.A. *	6,258,260	2,826,801
Materials 0.1%
Grupo Argos S.A.	118,951	804,309
		4,232,065

Czech Republic 0.2%
Utilities 0.2%
CEZ A/S	118,657	2,102,156

Greece 0.7%
Banks 0.4%
Alpha Bank AE *	685,740	1,246,021
National Bank of Greece S.A. *	7,183,240	1,831,898
Piraeus Bank S.A. *	6,038,607	1,174,242
		4,252,161
Consumer Services 0.1%
OPAP S.A.	155,384	1,401,793
Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A.	101,856	916,726
Security	Number of Shares	Value ($)
Utilities 0.1%
Public Power Corp. S.A. *	290,675	849,396
		7,420,076

Hungary 0.4%
Banks 0.2%
OTP Bank plc	68,327	1,988,997
Energy 0.2%
MOL Hungarian Oil & Gas plc	34,195	2,350,122
		4,339,119

India 4.1%
Automobiles & Components 0.4%
Mahindra & Mahindra Ltd. GDR	57,820	1,127,490
Tata Motors Ltd.	105,609	436,880
Tata Motors Ltd. ADR	64,676	2,172,467
		3,736,837
Banks 0.6%
Housing Development Finance Corp., Ltd.	107,879	2,215,264
ICICI Bank Ltd. ADR	231,100	1,895,020
State Bank of India	460,033	1,856,163
		5,966,447
Energy 1.8%
Bharat Petroleum Corp., Ltd.	128,529	1,290,805
Coal India Ltd.	281,017	1,355,831
Indian Oil Corp., Ltd.	453,406	2,616,715
Oil & Natural Gas Corp., Ltd.	1,296,058	3,759,843
Reliance Industries Ltd. GDR	244,614	9,026,257
		18,049,451
Food, Beverage & Tobacco 0.1%
ITC Ltd.	279,579	1,098,726
Materials 0.3%
Hindalco Industries Ltd.	617,488	1,706,176
Tata Steel Ltd.	184,849	1,337,354
		3,043,530
Software & Services 0.6%
Infosys Ltd.	253,672	3,849,256
Tata Consultancy Services Ltd.	48,985	1,810,724
		5,659,980
Telecommunication Services 0.2%
Bharti Airtel Ltd.	371,955	2,035,700
Utilities 0.1%
NTPC Ltd.	606,202	1,480,552
		41,071,223

Indonesia 1.3%
Automobiles & Components 0.3%
PT Astra International Tbk	4,887,837	3,005,419
Banks 0.4%
PT Bank Central Asia Tbk	946,772	1,096,853
PT Bank Mandiri (Persero) Tbk	1,496,205	1,267,780
PT Bank Rakyat Indonesia (Persero) Tbk	1,599,512	1,433,276
		3,797,909
Energy 0.1%
PT United Tractors Tbk	684,126	1,264,525
Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	3,642,856	989,800
Telecommunication Services 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk	9,128,732	2,635,394

58
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Utilities 0.1%
PT Perusahaan Gas Negara (Persero) Tbk	5,284,630	1,121,439
		12,814,486

Malaysia 1.7%
Banks 0.5%
CIMB Group Holdings Berhad	1,059,152	1,185,582
Malayan Banking Berhad	1,337,500	2,590,653
Public Bank Berhad	402,800	1,810,786
		5,587,021
Capital Goods 0.2%
Sime Darby Berhad	784,540	1,583,216
Consumer Services 0.2%
Genting Berhad	778,600	1,622,083
Materials 0.1%
Petronas Chemicals Group Berhad	664,900	1,085,704
Telecommunication Services 0.4%
Axiata Group Berhad	1,761,200	1,757,233
DiGi.com Berhad	717,900	814,914
Maxis Berhad	720,100	1,023,385
Telekom Malaysia Berhad	523,700	726,575
		4,322,107
Utilities 0.3%
Tenaga Nasional Berhad	847,200	2,583,578
		16,783,709

Mexico 2.6%
Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	267,488	1,335,918
Grupo Financiero Santander Mexico S.A.B. de C.V., B Shares	562,012	847,540
		2,183,458
Capital Goods 0.1%
Alfa S.A.B. de C.V., A Shares	962,303	1,236,526
Food & Staples Retailing 0.3%
Wal-Mart de Mexico S.A.B. de C.V.	1,287,411	2,508,142
Food, Beverage & Tobacco 0.4%
Coca-Cola Femsa S.A.B. de C.V., Series L	121,181	799,782
Fomento Economico Mexicano S.A.B. de C.V.	297,854	2,410,811
Grupo Bimbo S.A.B. de C.V., Series A	397,347	942,451
		4,153,044
Materials 0.8%
Cemex S.A.B. de C.V., Series CPO *	4,339,231	3,691,854
Grupo Mexico S.A.B. de C.V., Series B	1,048,884	3,197,109
Industrias Penoles S.A.B. de C.V.	52,508	1,253,610
		8,142,573
Media 0.2%
Grupo Televisa S.A.B., Series CPO	435,472	2,228,683
Telecommunication Services 0.6%
America Movil S.A.B. de C.V., Series L	9,016,525	5,750,119
		26,202,545

Peru 0.1%
Banks 0.1%
Credicorp Ltd.	7,053	1,161,065

Security	Number of Shares	Value ($)
Philippines 0.1%
Telecommunication Services 0.1%
PLDT, Inc.	42,153	1,225,597

Poland 2.3%
Banks 0.3%
Bank Pekao S.A.	33,120	1,141,562
Powszechna Kasa Oszczednosci Bank Polski S.A. *	274,989	2,253,903
		3,395,465
Energy 0.7%
Polski Koncern Naftowy Orlen S.A.	253,244	5,875,254
Polskie Gornictwo Naftowe i Gazownictwo S.A.	727,633	1,120,028
		6,995,282
Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	238,700	2,120,484
Materials 0.6%
KGHM Polska Miedz S.A.	176,333	5,602,216
Telecommunication Services 0.1%
Orange Polska S.A.	987,266	1,150,090
Utilities 0.4%
PGE S.A.	766,593	2,241,053
Tauron Polska Energia S.A. *	1,772,225	1,309,413
		3,550,466
		22,814,003

Republic of Korea 16.6%
Automobiles & Components 2.0%
Hankook Tire Co., Ltd.	21,978	1,162,312
Hyundai Mobis Co., Ltd.	21,528	4,854,866
Hyundai Motor Co.	70,320	9,297,228
Kia Motors Corp.	160,658	5,434,595
		20,749,001
Banks 1.3%
Hana Financial Group, Inc.	87,531	2,728,691
Industrial Bank of Korea	94,040	1,027,101
KB Financial Group, Inc.	92,742	3,846,650
Shinhan Financial Group Co., Ltd.	126,613	5,229,120
		12,831,562
Capital Goods 1.4%
CJ Corp.	5,095	777,261
Daelim Industrial Co., Ltd.	13,637	1,008,227
Hyundai Engineering & Construction Co., Ltd.	36,484	1,542,282
Hyundai Heavy Industries Co., Ltd. *	34,573	5,029,634
LG Corp.	32,108	1,783,226
LG International Corp.	27,020	778,998
Samsung Heavy Industries Co., Ltd. *	185,310	1,835,482
SK Networks Co., Ltd.	235,942	1,546,169
		14,301,279
Consumer Durables & Apparel 0.5%
LG Electronics, Inc.	95,849	5,068,999
Energy 0.9%
GS Holdings Corp.	22,904	1,124,185
S-Oil Corp.	23,442	1,791,191
SK Innovation Co., Ltd.	46,665	6,376,071
		9,291,447
Food & Staples Retailing 0.2%
E-MART, Inc.	10,646	1,958,318

59
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.2%
KT&G Corp.	20,975	1,901,338
Insurance 0.3%
Samsung Fire & Marine Insurance Co., Ltd.	6,255	1,410,590
Samsung Life Insurance Co., Ltd.	14,929	1,412,694
		2,823,284
Materials 2.2%
Hyundai Steel Co.	39,473	2,181,793
LG Chem Ltd.	17,663	4,420,632
Lotte Chemical Corp.	5,477	1,765,524
POSCO	54,819	13,744,140
		22,112,089
Retailing 0.1%
Lotte Shopping Co., Ltd.	5,548	1,133,396
Semiconductors & Semiconductor Equipment 0.6%
SK Hynix, Inc.	146,341	6,043,886
Technology Hardware & Equipment 6.2%
LG Display Co., Ltd.	178,244	4,319,156
Samsung Electro-Mechanics Co., Ltd.	31,327	1,620,720
Samsung Electronics Co., Ltd.	32,190	54,715,171
Samsung SDI Co., Ltd.	13,650	1,557,241
		62,212,288
Telecommunication Services 0.1%
LG Uplus Corp.	107,602	1,218,046
Transportation 0.2%
Hyundai Glovis Co., Ltd.	5,342	725,180
Korean Air Lines Co., Ltd. *	32,769	837,518
		1,562,698
Utilities 0.4%
Korea Electric Power Corp.	84,052	3,240,917
Korea Gas Corp. *	26,854	1,162,506
		4,403,423
		167,611,054

Russia 11.4%
Banks 0.5%
Sberbank of Russia PJSC *	1,874,790	5,004,895
VTB Bank JSC *	390,880,000	442,085
		5,446,980
Energy 8.8%
Gazprom PAO *	17,068,183	39,138,999
LUKOIL PJSC *	547,300	28,902,741
NOVATEK OAO *	253,950	3,276,704
Rosneft OJSC	431,061	2,442,394
Surgutneftegas *	20,623,667	10,374,261
Tatneft PAO *	852,471	4,973,796
		89,108,895
Food & Staples Retailing 0.2%
Magnit PJSC *	12,510	1,955,188
Materials 0.4%
MMC Norilsk Nickel PJSC *	26,261	4,184,323
Telecommunication Services 0.9%
Mobile TeleSystems PJSC *	879,250	4,145,258
Rostelecom PJSC *	1,257,900	1,680,322
Sistema JSFC *	8,261,115	3,197,779
		9,023,359
Transportation 0.4%
Aeroflot-Russian Airlines PJSC *	1,001,581	2,831,481
Globaltrans Investment plc GDR - Reg'd	237,325	1,423,950
		4,255,431
Security	Number of Shares	Value ($)
Utilities 0.2%
RusHydro PJSC *	108,299,465	1,738,206
		115,712,382

South Africa 5.9%
Banks 0.8%
Barclays Africa Group Ltd.	138,650	1,610,693
Nedbank Group Ltd.	84,372	1,580,363
Standard Bank Group Ltd.	460,318	5,039,919
		8,230,975
Capital Goods 0.3%
Barloworld Ltd.	220,438	1,952,595
The Bidvest Group Ltd.	131,403	1,557,347
		3,509,942
Consumer Durables & Apparel 0.1%
Steinhoff International Holdings N.V.	277,280	1,480,311
Diversified Financials 0.3%
FirstRand Ltd.	740,751	2,815,760
Food & Staples Retailing 0.3%
Bid Corp., Ltd.	73,520	1,478,100
Shoprite Holdings Ltd.	140,124	2,027,406
		3,505,506
Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	47,562	1,519,948
Health Care Equipment & Services 0.1%
Netcare Ltd.	373,702	908,541
Insurance 0.2%
Sanlam Ltd.	352,089	1,824,241
Materials 1.9%
AngloGold Ashanti Ltd. *	159,211	1,772,379
Gold Fields Ltd.	551,766	1,697,904
Impala Platinum Holdings Ltd. *	513,803	1,729,960
Kumba Iron Ore Ltd. *	184,239	3,021,351
Sappi Ltd.	172,029	1,075,970
Sasol Ltd.	330,315	9,419,533
		18,717,097
Media 0.2%
Naspers Ltd., N Shares	11,829	1,897,044
Retailing 0.3%
Imperial Holdings Ltd.	160,731	2,053,376
Woolworths Holdings Ltd.	163,839	876,814
		2,930,190
Telecommunication Services 1.3%
MTN Group Ltd.	1,144,295	10,479,747
Telkom S.A. SOC Ltd.	236,464	1,232,397
Vodacom Group Ltd.	97,173	1,101,220
		12,813,364
		60,152,919

Taiwan 11.4%
Automobiles & Components 0.1%
Cheng Shin Rubber Industry Co., Ltd.	466,000	990,440
Banks 0.3%
CTBC Financial Holding Co., Ltd.	2,468,809	1,474,528
Mega Financial Holding Co., Ltd.	1,824,548	1,419,327
		2,893,855
Capital Goods 0.3%
Far Eastern New Century Corp.	1,949,061	1,744,566
Walsin Lihwa Corp.	2,624,000	1,212,779
		2,957,345

60
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.1%
Pou Chen Corp.	845,000	1,146,891
Diversified Financials 0.1%
Fubon Financial Holding Co., Ltd.	990,116	1,603,277
Energy 0.1%
Formosa Petrochemical Corp.	451,704	1,573,139
Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	937,796	1,666,596
Insurance 0.2%
Cathay Financial Holding Co., Ltd.	1,021,840	1,604,758
Materials 1.5%
China Steel Corp.	4,136,088	3,473,272
Formosa Chemicals & Fibre Corp.	1,118,882	3,539,809
Formosa Plastics Corp.	1,051,704	3,169,814
Nan Ya Plastics Corp.	1,286,588	3,123,976
Taiwan Cement Corp.	1,443,000	1,768,319
		15,075,190
Retailing 0.1%
Hotai Motor Co., Ltd.	79,000	903,819
Semiconductors & Semiconductor Equipment 2.5%
Advanced Semiconductor Engineering, Inc.	1,670,000	2,073,673
MediaTek, Inc.	393,046	2,865,634
Taiwan Semiconductor Manufacturing Co., Ltd.	2,823,352	17,368,253
United Microelectronics Corp.	6,279,931	2,606,120
		24,913,680
Technology Hardware & Equipment 5.4%
Acer, Inc. *	3,755,470	1,802,958
Asustek Computer, Inc.	399,176	3,605,427
AU Optronics Corp.	8,606,371	3,417,506
Catcher Technology Co., Ltd.	101,000	844,858
Compal Electronics, Inc.	4,879,000	3,056,968
Delta Electronics, Inc.	411,696	2,291,406
Foxconn Technology Co., Ltd.	328,858	981,538
Hon Hai Precision Industry Co., Ltd.	6,334,911	18,454,100
HTC Corp. *	918,822	2,359,596
Innolux Corp.	10,236,000	4,164,565
Inventec Corp.	1,745,646	1,295,449
Lite-On Technology Corp.	1,116,229	1,871,069
Pegatron Corp.	923,234	2,425,016
Quanta Computer, Inc.	1,424,058	2,952,544
Synnex Technology International Corp.	1,192,178	1,309,617
Wistron Corp.	2,992,085	2,507,728
WPG Holdings Ltd.	1,164,000	1,477,566
		54,817,911
Telecommunication Services 0.5%
Chunghwa Telecom Co., Ltd.	1,033,764	3,432,028
Far EasTone Telecommunications Co., Ltd.	399,588	962,440
Taiwan Mobile Co., Ltd.	307,000	1,079,174
		5,473,642
		115,620,543

Thailand 1.6%
Banks 0.2%
Kasikornbank PCL NVDR	195,400	1,072,012
The Siam Commercial Bank PCL NVDR	297,100	1,310,779
		2,382,791
Energy 0.9%
PTT Exploration & Production PCL NVDR	683,500	1,821,074
PTT PCL NVDR	542,900	6,174,709
Thai Oil PCL NVDR	508,500	1,096,235
		9,092,018
Security	Number of Shares	Value ($)
Materials 0.3%
PTT Global Chemical PCL NVDR	983,500	2,007,545
The Siam Cement PCL NVDR	58,100	858,879
		2,866,424
Telecommunication Services 0.2%
Advanced Info Service PCL NVDR	301,400	1,442,002
		15,783,235

Turkey 1.2%
Banks 0.6%
Akbank T.A.S.	610,883	1,463,384
Turkiye Garanti Bankasi A/S	717,075	1,703,933
Turkiye Halk Bankasi A/S	347,961	1,081,023
Turkiye Is Bankasi, C Shares	740,828	1,292,712
		5,541,052
Capital Goods 0.1%
KOC Holding A/S	361,789	1,479,030
Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	370,215	1,027,695
Energy 0.2%
Tupras-Turkiye Petrol Rafinerileri A/S	69,895	1,640,633
Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S.	596,437	976,633
Telecommunication Services 0.1%
Turkcell Iletisim Hizmetleri A/S *	376,233	1,232,123
		11,897,166

United Arab Emirates 0.1%
Telecommunication Services 0.1%
Emirates Telecommunications Group Co. PJSC	184,419	883,805
Total Common Stock
(Cost $775,409,528)		871,196,104

Preferred Stock 13.5% of net assets

Brazil 10.9%
Banks 3.1%
Banco Bradesco S.A.	1,035,385	11,122,651
Itau Unibanco Holding S.A.	1,436,673	18,486,024
Itausa - Investimentos Itau S.A.	672,721	2,171,044
		31,779,719
Energy 2.4%
Petroleo Brasileiro S.A. *	5,048,549	24,634,193
Food & Staples Retailing 0.3%
Cia Brasileira de Distribuicao	140,111	2,587,392
Materials 4.0%
Gerdau S.A.	1,658,356	6,903,153
Metalurgica Gerdau S.A. *	2,738,901	5,159,100
Vale S.A.	2,838,923	28,754,248
		40,816,501
Telecommunication Services 0.3%
Telefonica Brasil S.A.	184,907	2,728,730

61
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2017 (continued)

Security	Number of Shares	Value ($)
Utilities 0.8%
Centrais Eletricas Brasileiras S.A., B Shares *	203,099	1,605,990
Companhia Energetica de Minas Gerais	1,559,929	5,360,219
Companhia Paranaense de Energia - Copel, B Shares	119,717	1,296,838
		8,263,047
		110,809,582

Colombia 0.1%
Banks 0.1%
Bancolombia S.A.	118,460	1,106,629

Republic of Korea 1.1%
Automobiles & Components 0.3%
Hyundai Motor Co.	10,558	914,108
Hyundai Motor Co. 2nd	18,835	1,699,023
		2,613,131
Materials 0.0%
LG Chem Ltd.	2,508	393,695
Technology Hardware & Equipment 0.8%
Samsung Electronics Co., Ltd.	5,886	7,787,270
		10,794,096

Russia 1.4%
Energy 1.4%
AK Transneft OAO *	3,551	11,238,871
Surgutneftegas OAO *	5,255,531	2,860,869
		14,099,740
Total Preferred Stock
(Cost $87,593,754)		136,810,047

Rights 0.0% of net assets

Brazil 0.0%
Banks 0.0%
Itausa - Investimentos Itau S.A. expires 03/31/17 *(a)	11,024	13,961
Total Rights
(Cost $—)		13,961

Other Investment Company 0.1% of net assets

United States 0.1%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.46% (b)	1,388,488	1,388,488
Total Other Investment Company
(Cost $1,388,488)		1,388,488

End of Investments.

At 02/28/17, the tax basis cost of the fund's investments was $878,316,139 and the unrealized appreciation and depreciation were $149,397,717 and ($18,305,256), respectively, with a net unrealized appreciation of $131,092,461.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg'd —	Registered
In addition to the above, the fund held the following at 02/28/17:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI Emerging Markets Index, e-mini, Long, expires 03/17/17	83	3,862,820	(6,246)

62
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of:

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and authorized participants, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

April 17, 2017

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 04/07/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 04/07/17

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: 04/07/17